MORGAN STANLEY VARIABLE INVESTMENT SERIES

522 Fifth Avenue
New York, NY 10036

Dear Variable Life Insurance and Variable Annuity Contract Owners:

Morgan Stanley Variable Investment Series (the "Trust") will hold a special meeting of shareholders of the Aggressive Equity Portfolio (the "Acquired Fund") on February 21, 2013 at 9:00 a.m., New York time, at the offices of Morgan Stanley Investment Management Inc., Conference Room 3A, 3rd Floor, 522 Fifth Avenue, New York, NY 10036. At the meeting, shareholders of the Acquired Fund will be asked to consider and vote upon a proposal to approve the actions and transactions described in that certain Agreement and Plan of Reorganization, dated September 28, 2012 (the "Reorganization Agreement"), between the Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Multi Cap Growth Portfolio (the "Acquiring Fund"), pursuant to which substantially all of the assets and the liabilities of the Acquired Fund will be transferred to the Acquiring Fund in exchange for shares of the corresponding class of the Acquiring Fund and pursuant to which the Acquired Fund will be liquidated and terminated (the "Reorganization"). A formal Notice of Special Meeting of Shareholders appears on the next page, followed by the Proxy Statement and Prospectus, which explains in more detail the proposal to be considered.

Like the Acquired Fund, the Acquiring Fund is currently offered only to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue (each an "Insurance Company" and, collectively, the "Insurance Companies"). Please review the enclosed Proxy Statement and Prospectus for a more detailed description of the Reorganization and the specific reasons it is being proposed.

If you are an owner of a variable life insurance and/or variable annuity contract issued by the separate accounts of the Insurance Companies, you are not a shareholder of the Acquired Fund, but you have the right to instruct your Insurance Company how to vote at the Meeting. You may give voting instructions for the number of shares of the Acquired Fund attributable to your variable life insurance policy or variable annuity contract as of the close of business on December 26, 2012.

The Board of Trustees of the Acquired Fund recommends that you give voting instructions in favor of the Reorganization. In order for shares to be voted at the Meeting based on your instructions, we urge you to read the Proxy Statement and Prospectus and then complete and mail your Voting Instruction Form in the enclosed postage-paid envelope. To give voting instructions by touch-tone telephone or via the Internet, follow the instructions on the Voting Instruction Form.

Please take a few moments to review the details of the proposal. If you have any questions regarding the Reorganization, please feel free to call the contact number listed in the enclosed Proxy Statement and Prospectus. We urge you to vote at your earliest convenience.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

  Very truly yours,

  Arthur Lev
  President and Principal Executive Officer

January 18, 2013

MORGAN STANLEY VARIABLE INVESTMENT SERIES
AGGRESSIVE EQUITY PORTFOLIO

522 Fifth Avenue
New York, NY 10036
(800) 869-6397

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD FEBRUARY 21, 2013

To the Shareholders of the Aggressive Equity Portfolio:

Notice is hereby given of a Special Meeting of Shareholders (the "Meeting") of the Aggressive Equity Portfolio (the "Acquired Fund"), a series of Morgan Stanley Variable Investment Series (the "Trust"), to be held in Conference Room 3A, 3rd Floor, 522 Fifth Avenue, New York, NY 10036, at 9:00 a.m., New York time, on February 21, 2013, and any adjournments or postponements thereof, for the following purposes:

1.  To consider and vote upon a proposal to approve the actions and transactions described in that certain Agreement and Plan of Reorganization, dated September 28, 2012 (the "Reorganization Agreement"), between the Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Multi Cap Growth Portfolio (the "Acquiring Fund"), pursuant to which substantially all of the assets and the liabilities of the Acquired Fund will be transferred to the Acquiring Fund in exchange for shares of the corresponding class of the Acquiring Fund and pursuant to which the Acquired Fund will be liquidated and terminated (the "Reorganization"). As a result of this transaction, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund receiving shares of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of the Acquired Fund held immediately prior to the Reorganization; and

2.  To act upon such other matters as may properly come before the Meeting.

The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a form of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record of the Acquired Fund as of the close of business on December 26, 2012 are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof. The Board of Trustees of the Acquired Fund recommends that you vote in favor of the Reorganization.

  By Order of the Board of Trustees,

  Mary E. Mullin
  Secretary

January 18, 2013

MORGAN STANLEY VARIABLE INVESTMENT SERIES
MULTI CAP GROWTH PORTFOLIO

522 Fifth Avenue
New York, NY 10036
(800) 869-6397

This Proxy Statement and Prospectus is being furnished to shareholders ("Shareholders") of the Aggressive Equity Portfolio (the "Acquired Fund"), a series of Morgan Stanley Variable Investment Series (the "Trust"), in connection with a Special Meeting of Shareholders (the "Meeting") to be held in Conference Room 3A, 3rd Floor, 522 Fifth Avenue, New York, NY 10036, at 9:00 a.m., New York time, on February 21, 2013, and any adjournments or postponements thereof, for the following purposes:

1.  To consider and vote upon a proposal to approve the actions and transactions described in that certain Agreement and Plan of Reorganization, dated September 28, 2012 (the "Reorganization Agreement"), between the Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Multi Cap Growth Portfolio (the "Acquiring Fund"), pursuant to which substantially all of the assets and the liabilities of the Acquired Fund will be transferred to the Acquiring Fund in exchange for shares of the corresponding class of the Acquiring Fund and pursuant to which the Acquired Fund will be liquidated and terminated (the "Reorganization"). As a result of this transaction, Shareholders of the Acquired Fund will become shareholders of the Acquiring Fund receiving shares of the Acquiring Fund with a value equal to the aggregate net asset value ("NAV") of their shares of the Acquired Fund held immediately prior to the Reorganization; and

2.  To act upon such other matters as may properly come before the Meeting.

The terms and conditions of the transaction are more fully described in this Proxy Statement and Prospectus and in the form of the Reorganization Agreement attached hereto as Exhibit A. The address and telephone number of the Acquired Fund are the same as those of the Acquiring Fund set forth above. This Proxy Statement also constitutes a Prospectus of the Acquiring Fund, filed by the Trust with the Securities and Exchange Commission (the "Commission") as part of the Trust's Registration Statement on Form N-14 (the "Registration Statement"). The Acquired Fund and Acquiring Fund are referred to collectively as the "Funds."

The Funds are each series of the Trust, which is a duly registered, open-end management investment company. The Acquiring Fund's investment objective of capital growth through investments in common stock believed by Morgan Stanley Investment Management Inc. ("MSIM"), the Acquiring Fund's and Acquired Fund's adviser, to have potential for superior growth is similar to the Acquired Fund's investment objective of long-term capital growth. Shares of each Fund are offered only to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue (each an "Insurance Company" and, collectively, the "Insurance Companies"). Each Insurance Company is the legal owner of shares of the Acquired Fund and has the right to vote those shares at the Meeting. Although being an owner of a variable life insurance or variable annuity contract (a "Contract") issued by separate accounts of the Insurance Companies does not make you a shareholder of the Acquired Fund, you have the right to instruct your Insurance Company on how to vote at the Meeting.

This Proxy Statement and Prospectus sets forth concisely information about the Acquiring Fund that Shareholders of the Acquired Fund should know before voting on the Reorganization Agreement. A copy of the Prospectuses for the Acquiring Fund, each dated April 30, 2012, as may be amended and supplemented from time to time, are attached as Exhibit B, which Prospectuses form a part of Post-Effective Amendment No. 50 to the Trust's Registration Statement on Form N-1A (File Nos. 022-82510; 811-3692), and incorporated herein by reference. Also incorporated herein by reference are the Prospectuses of the Acquired Fund, each dated April 30, 2012, as may be amended and supplemented from time to time, which Prospectuses form a part of Post-Effective Amendment No. 50 to the Trust's Registration Statement on Form N-1A (File Nos. 022-82510; 811-3692).

In addition, also enclosed and incorporated herein by reference is the Annual Report of the Trust relating to the Acquiring Fund and Acquired Fund for the fiscal year ended December 31, 2011 (File No. 811-03692) and the Semi-Annual Report of the Trust relating to the Acquiring Fund for the six-month period ended June 30, 2012 (File No. 811-03692). Also incorporated herein by reference is the Semi-Annual Report of the Trust relating to the Acquired Fund for the six-month period ended June 30, 2012 (File No. 811-03692). A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus, dated January 18, 2013, has been filed with the Commission and is also incorporated herein by reference. Such documents are available upon request and without charge by calling (800) 869-6397 with respect to the Acquiring Fund and Acquired Fund or by visiting the Commission's website at www.sec.gov.

Shareholders are advised to read and retain this Proxy Statement and Prospectus for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Proxy Statement and Prospectus is dated January 18, 2013.

PROXY STATEMENT AND PROSPECTUS

Synopsis	1
General	1
The Reorganization	1
Fee Tables	2
Annual Fund Operating Expenses	3
Portfolio Turnover	3
Tax Consequences of the Reorganization	3
Comparison of the Acquired Fund and Acquiring Fund	3
Record Date	6
Voting Information	6
General	6
Solicitation of Proxies and Voting Instructions	6
Voting Procedures	6
Quorum	7
Adjournments; Other Business	7
Expenses of Solicitation	7
Vote Required	7
Principal Risk Factors	8
Performance Information	10
The Reorganization	12
The Board's Considerations	12
The Reorganization Agreement	13
Tax Aspects of the Reorganization	14
Description of Shares	15
Capitalization Tables (unaudited)	15
Appraisal Rights	15
Comparison of Investment Objectives, Principal Policies and Restrictions	16
Investment Objectives and Policies	16
Investment Restrictions	17
Additional Information About the Acquiring Fund and the Acquired Fund	18
General	18
Rights of Acquired Fund Shareholders and Acquiring Fund Shareholders	18
Financial Information	19
Shareholder Proposals	19
Management	19
Description of Shares and Shareholder Inquiries	19
Dividends, Distributions and Taxes	19
Purchases and Redemptions	19
Share Information	19
Financial Statements and Experts	20
Legal Matters	20
Available Information	20
Other Business	21
Exhibit A – Agreement and Plan of Reorganization	A-1
Exhibit B – Prospectuses of the Acquiring Fund dated April 30, 2012, as they may be amended and supplemented from time to time	B-1
Exhibit C – Annual Report for the Trust relating to the Acquiring Fund for the fiscal year ended December 31, 2011	C-1
Exhibit D – Semi-Annual Report of the Trust relating to the Acquiring Fund for the six-month period ended June 30, 2012	D-1

SYNOPSIS

The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and the Reorganization Agreement in their entirety and, in particular, the Acquiring Fund's Prospectuses, which are attached to this Proxy Statement and Prospectus as Exhibit B and incorporated herein by reference.

General

This Proxy Statement and Prospectus is being furnished to Shareholders of the Acquired Fund, a series of an open-end management investment company, in connection with the solicitation by the Board of Trustees of the Trust, on behalf of the Acquired Fund (the "Board"), of proxies ("Proxies") to be used at the Meeting to consider the Reorganization. It is expected that the first mailing of this Proxy Statement and Prospectus will be made on or about January 22, 2013.

Pursuant to the Reorganization, Class X Shareholders of the Acquired Fund will receive Class X shares of the Acquiring Fund, and Class Y Shareholders of the Acquired Fund will receive Class Y shares of the Acquiring Fund. The shares to be issued by the Acquiring Fund in connection with the Reorganization (the "Acquiring Fund Shares") will be issued at NAV without any sales charges. Further information relating to the Acquiring Fund is set forth herein and in the Acquiring Fund's current Prospectuses, each dated April 30, 2012 (the "Acquiring Fund's Prospectuses"), attached to this Proxy Statement and Prospectus as Exhibit B and incorporated herein by reference.

The Board has authorized the issuance of the Acquiring Fund Shares to Shareholders of the Acquired Fund in connection with the Reorganization. The information concerning the Acquiring Fund and Acquired Fund contained herein has been supplied by the Trust.

The Reorganization

The Reorganization is being proposed because the Board has determined that such Reorganization is in the best interests of the Acquired Fund and its Shareholders. The Reorganization will allow Shareholders of the Acquired Fund to be invested in a fund that is managed according to similar investment objectives, strategies and restrictions with lower total operating expenses. See "The Reorganization—The Board's Considerations."

The Reorganization Agreement provides for the transfer of substantially all the assets and the liabilities of the Acquired Fund to the Acquiring Fund in exchange for Acquiring Fund Shares. The aggregate NAV of the Acquiring Fund Shares issued in the exchange will equal the aggregate value of the net assets of the Acquired Fund received by the Acquiring Fund. On or after the closing date scheduled for the Reorganization (the "Closing Date"), the Acquired Fund will distribute the Acquiring Fund Shares received by the Acquired Fund to its Shareholders as of the Valuation Date (as defined below) in complete liquidation of the Acquired Fund and, without further notice, the outstanding shares of the Acquired Fund held by the Shareholders will then be redeemed and canceled as permitted by the organizational documents of the Acquired Fund and applicable law. The Acquired Fund thereafter will be terminated as a series of the Trust. As a result of the Reorganization, each shareholder will receive that number of full and fractional Acquiring Fund Shares equal in value to such shareholder's pro rata interest in the net assets of the Acquired Fund transferred to the Acquiring Fund. Pursuant to the Reorganization, Class X Shareholders of the Acquired Fund will receive Class X shares of the Acquiring Fund, and Class Y Shareholders of the Acquired Fund will receive Class Y shares of the Acquiring Fund. The Board has determined that the interests of the Shareholders will not be diluted as a result of the Reorganization. The "Valuation Date" is the third business day following the receipt of the requisite approval of this Reorganization Agreement by Shareholders of the Acquired Fund or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing.

1

For the reasons set forth below under "The Reorganization—The Board's Considerations," the Board, including the Trustees who are not "interested persons" of the Acquired Fund ("Independent Board Members"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has concluded that the Reorganization is advisable and in the best interests of the Acquired Fund and its Shareholders and recommends approval of the Reorganization.

Fee Tables

The following tables briefly describe the annual Fund operating expenses that Shareholders of the Funds may pay if they buy and hold shares of the Funds. Total Annual Fund Operating Expenses in the tables below do not reflect the impact of any charges by your insurance company. Each Fund pays expenses for management of its assets, distribution of its shares and other services, and those expenses are reflected in the NAV per share of each Fund. These expenses are deducted from each respective Fund's assets and are based on actual expenses incurred by each of the Acquiring Fund and Acquired Fund for its semi-annual period ended June 30, 2012. The tables also set forth pro forma fees for the surviving combined fund (Multi Cap Growth Portfolio) (the "Combined Fund") reflecting what the fee schedule would have been on June 30, 2012, if the Reorganization had been consummated twelve (12) months prior to that date.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Aggressive Equity Portfolio (Acquired Fund)	Class X	Class Y
Advisory Fees	0.67%	0.67%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	0.42%	0.42%
Total Annual Fund Operating Expenses	1.09%	1.34%
Multi Cap Growth Portfolio (Acquiring Fund)	Class X	Class Y
Advisory Fees	0.42%	0.42%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	0.15%	0.15%
Total Annual Fund Operating Expenses	0.57%	0.82%
Pro Forma Combined Fund (Multi Cap Growth Portfolio)	Class X	Class Y
Advisory Fees	0.42%	0.42%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	0.16%	0.16%
Total Annual Fund Operating Expenses*	0.58%	0.83%
Fee Waiver and/or Expense Reimbursement*	0.01%	0.01%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement*	0.57%	0.82%

*  MSIM has agreed to reduce its advisory fee and/or reimburse the Combined Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, will not exceed 0.57% for Class X and 0.82% for Class Y. The fee waivers and/or expense reimbursements will continue for at least two years from the date of the Reorganization or until such time as the Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

2

Example

To attempt to show the effect of these expenses on an investment over time, the hypothetical example shown below has been created. The example assumes that an investor invests $10,000 in either the Acquired Fund or Acquiring Fund for the time periods indicated and that an investor then redeems all of his or her shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the operating expenses for each Fund remains the same (as set forth in the chart above). Although a Shareholder's actual costs may be higher or lower, the table below shows a Shareholder's costs at the end of each period based on these assumptions.

Aggressive Equity Portfolio (Acquired Fund)	1 Year	3 Years	5 Years	10 Years
Class X	$111	$347	$601	$1,329
Class Y	$136	$425	$734	$1,613
Multi Cap Growth Portfolio (Acquiring Fund)
Class X	$58	$183	$318	$714
Class Y	$84	$262	$455	$1,014
Pro Forma Combined Fund (Multi Cap Growth Portfolio)
Class X	$58	$183	$318	$714
Class Y	$84	$262	$455	$1,014

Annual Fund Operating Expenses

The purpose of the foregoing fee tables is to assist Shareholders in understanding the various costs and expenses that a shareholder in each Fund may pay if they buy and hold shares of the Funds. For a more complete description of these costs and expenses, see "Comparison of Acquired Fund and Acquiring Fund—Investment Advisory Fees," "—Plan of Distribution Fees," "—Other Significant Fees" and "—Purchases and Redemptions" below.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Acquiring Fund's portfolio turnover rate was 24% of the average value of its portfolio and the Acquired Fund's portfolio turnover rate was 28% of the average value of its portfolio.

Tax Consequences of the Reorganization

As a condition to the Reorganization, the Acquired Fund has requested an opinion of Dechert LLP to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization for federal income tax purposes, and no gain or loss will be recognized by the Acquired Fund, the Acquiring Fund or the Acquired Fund's shareholders for federal income tax purposes as a result of the transactions included in the Reorganization. Receipt of such opinion is a condition to the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization—Tax Aspects of the Reorganization" below.

Comparison of Acquired Fund and Acquiring Fund

Investment Objectives and Principal Investment Policies. The investment objective and principal investment policies of each Fund are similar and are set forth below. Each Fund is a diversified fund. The principal differences between the principal investment policies of the Acquired Fund and the Acquiring Fund are more fully described under "Comparison of Investment Objectives, Principal Policies and Restrictions" below. Each Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Acquired Fund's outstanding voting securities, as defined in the 1940 Act.

3

Acquired Fund	Acquiring Fund
Investment Objective	Investment Objectives
• seeks long-term capital growth	• primary objective: seeks growth of capital through investments in common stocks of companies believed by MSIM to have potential for superior growth
• secondary objective: seeks income but only when consistent with its primary objective
Principal Investment Policies	Principal Investment Policies
• normally invests at least 80% of its assets in common stocks and other equity securities of companies that MSIM believes offers the potential for superior earnings growth	• normally invests primarily in equity securities and securities convertible into equity securities
• invests primarily in established and emerging companies with capitalizations within the range of companies included in the Russell 3000® Growth Index	• invests primarily in established and emerging companies with capitalizations within the range of companies included in the Russell 3000® Growth Index
• up to 25% of the Fund's assets may be invested in foreign securities, which may include securities issued by companies located in emerging market or developing countries

• up to 25% of the Fund's net assets may be invested in foreign equity securities (including depositary receipts), which may include securities issued by companies located in emerging markets or developing countries

• MSIM emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis	• MSIM emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis
• may invest in privately placed and restricted securities	• may invest in privately placed and restricted securities
• investments may include securities of small and medium capitalizations companies	• investments may include securities of small and medium capitalizations companies
• may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities	• may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities

Fund Management.  The Acquiring Fund and Acquired Fund are both managed within MSIM's Growth team, and, if the Reorganization is approved, the Acquiring Fund is expected to continue to be managed by members of MSIM's Growth team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Acquiring Fund and Acquired Fund, and those members that are expected to continue to be responsible for the day-to-day management of Acquiring Fund if the Reorganization is approved, are Dennis P. Lynch, David S. Cohen, Sam G. Chainani, Alexander T. Norton, Jason C. Yeung and Armistead B. Nash.

Mr. Lynch, a Managing Director of MSIM, has been associated with MSIM in an investment management capacity since 1998, and has managed the Acquired Fund since 2004 and the Acquiring Fund since 2006. Mr. Cohen, a Managing Director of MSIM, has been associated with MSIM in an investment management capacity since 1993, and has managed the Acquired Fund since 2004 and the Acquiring Fund since 2006. Mr. Chainani, a Managing Director of MSIM, has been associated with MSIM in an investment management capacity since 1996, and has managed the Acquired Fund since 2004 and the Acquiring Fund since 2006. Mr. Norton, an Executive Director of MSIM, has been associated with MSIM in an investment management capacity since 2000, and has managed the Acquired Fund since 2006 and the Acquiring Fund since 2005. Mr. Yeung, a Managing Director of MSIM, has been

4

associated with MSIM in an investment management capacity since 2002, and has managed the Acquired Fund and the Acquiring Fund since 2007. Mr. Nash, an Executive Director of MSIM, has been associated with MSIM in an investment management capacity since 2002, and has managed the Acquired Fund and the Acquiring Fund a since 2008. Mr. Lynch is the lead portfolio manager of the Acquiring Fund and Acquired Fund. Messrs. Cohen, Chainani, Norton, Yeung and Nash are co-portfolio managers of the Funds.

Additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds is provided in the Trust's Statement of Additional Information.

Investment Advisory Fees.  The Acquiring Fund and Acquired Fund currently obtain advisory services from MSIM. MSIM is a wholly-owned subsidiary of Morgan Stanley with its principal office located at 522 Fifth Avenue, New York, NY 10036. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

The annual advisory fee (as a percentage of daily net assets) payable by the Funds is set forth below. The Funds pay their advisory fees on a monthly basis.

Aggressive Equity Portfolio:

0.67% of the portion of daily net assets not exceeding $500 million; 0.645% of the portion of daily net assets exceeding $500 million but not exceeding $2 billion; 0.62% of the portion of daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.595% of the portion of daily net assets exceeding $3 billion

Multi Cap Growth Portfolio:

0.42% of the portion of the daily net assets not exceeding $1 billion; 0.395% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.37% of the portion of the daily net assets exceeding $2 billion

Comparison of Other Service Providers. The Acquired Fund and Acquiring Fund have the same administrator, transfer agent, custodian, distributor and independent registered public accounting firm. For each Fund, the administrator and transfer agent are Morgan Stanley Services Company Inc., the custodian is State Street Bank and Trust Company, the distributor is Morgan Stanley Distribution, Inc., and the independent registered public accounting firm is Ernst & Young LLP.

Plan of Distribution Fees. The Trust has adopted a plan of distribution with respect to Class Y shares of each of the Acquired Fund and Acquiring Fund, pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Under the Plan, each of the Acquired Fund and Acquiring Fund pays distribution fees in connection with the sale and distribution of Class Y shares of 0.25% of the average daily net assets of such class. The Plan also allows the Funds to pay for services to Class Y shareholders. For a complete description of the Plan, see the section of the Acquired Fund's prospectuses and the Acquiring Fund's Prospectuses (attached as Exhibit B) each entitled "Plan of Distribution" and the section of the Trust's Statement of Additional Information entitled "V. Investment Advisory and Other Services—D. Rule 12b-1 Plan." Class X shares of each Fund are not subject to the Plan.

Other Significant Fees. The Acquiring Fund and Acquired Fund pay additional fees in connection with their operations, including legal, auditing, transfer agent and custodial fees. See "Synopsis—Fee Tables" above for the percentage of average net assets represented by such "Other Expenses."

Purchases and Redemptions. The Board has authorized the issuance of the Acquiring Fund Shares in connection with the Reorganization.

The Funds offer their shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Funds based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

5

Class X and Class Y shares of the Funds are offered on each day that the New York Stock Exchange ("NYSE") is open for business. The insurance company separate accounts purchase and redeem shares of the Fund at the Funds' NAV per share calculated as of the close of the NYSE, provided that the insurance company places its order with the Trust before the NYSE closes. The NAV per share of each of Class X and Class Y shares of the Funds is calculated by dividing the value of the portion of each of Funds' securities and other assets attributable to each class, respectively, less the liabilities attributable to each class, respectively, by the number of shares of each class outstanding.

The Funds generally value securities based on the securities' market price when available. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, fair value prices may be determined in good faith using methods approved by the Board.

For further information on the purchase and sale of shares of the Funds, see the sections of the Acquired Fund's prospectuses and the Acquiring Fund's Prospectuses (attached as Exhibit B) each entitled "Purchase and Sales of Portfolio Shares" and "Pricing Portfolio Shares," as well as the section of the Trust's Statement of Additional Information entitled "VIII. Purchase, Redemption and Pricing of Shares."

Dividends. Each Fund declares dividends separately for each of its classes. Each Fund pays dividends from net investment income and distributes net realized capital gains, if any, at least annually.

Record Date

The Board has fixed the close of business on December 26, 2012 as the record date (the "Record Date") for the determination of Shareholders of the Acquired Fund entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 1,456,966 shares of the Acquired Fund issued and outstanding.

VOTING INFORMATION

General

The shares of the Acquired Fund are currently sold to the Insurance Companies as the record owners for allocation to certain of their separate accounts that are registered as investment companies under the 1940 Act.

Solicitation of Proxies and Voting Instructions

The Board is soliciting proxies from the Shareholders of the Acquired Fund, including the Insurance Companies, which have the right to vote upon matters that may be voted upon at the Meeting. The Insurance Companies will furnish this Proxy Statement and Prospectus to the owners of Contracts participating in their separate accounts that are registered with the Commission under the 1940 Act ("Registered Accounts") and that hold shares of the Acquired Fund to be voted at the Meeting, and will solicit voting instructions from those Contract owners.

Each Insurance Company will vote shares of the Acquired Fund held in its Registered Accounts: (i) for which timely voting instructions are received from Contract owners, in accordance with such instructions; and (ii) for which no voting instructions are timely received, in the same proportion as the instructions received from Contract owners participating in all its Registered Accounts. The Insurance Companies will vote all other shares of the Acquired Fund held by them in the same proportion as the voting instructions timely received by all the Insurance Companies from Contract owners participating in all their Registered Accounts. The effect of proportional voting as described above is that a small number of Contract owners can determine the outcome of the voting.

Voting Procedures

Proxies from shareholders may be revoked at any time prior to the voting of the shares represented thereby by: (i) mailing written instructions addressed to the Secretary of the Trust, 19th Floor, 522 Fifth Avenue, New York, NY 10036; (ii) signing and returning a new proxy; or (iii) attending the Meeting and voting shares. Attendance at the Meeting will not in and of itself revoke a proxy. All valid proxies will be voted in accordance with specifications thereon, or in the absence of specifications, for approval of the Reorganization. Instructions from Contract owners

6

may be revoked by: (i) mailing written instructions addressed to the Secretary of the Trust, 522 Fifth Avenue, 19th Floor, New York, NY 10036; or (ii) signing and returning a new Voting Instruction Form. A Contract owner may also attend the Meeting in person to revoke previously provided voting instructions and to provide new voting instructions.

Quorum

Shareholders of record as of the close of business on the Record Date are entitled to one vote per share and a fractional vote for a fractional share on each matter submitted to a vote at the Meeting. Shareholders of each class of the Acquired Fund will vote together as a single class in connection with the Reorganization Agreement. The holders of a majority of the shares issued and outstanding and entitled to vote of the Acquired Fund, represented in person or by proxy, will constitute a quorum at the Meeting.

In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of the Acquired Fund present in person or by proxy at the Meeting. Where an adjournment is proposed because the necessary quorum to transact business is not obtained at the Meeting, the persons named as proxies will vote in favor of such adjournment provided that such persons named as proxies determine that such adjournment and additional solicitation is reasonable and in the interests of shareholders based on all relevant factors, including the nature of the proposal, the percentage of shareholders present, the nature of the proposed solicitation activities and the nature of the reasons for the further solicitation. Where an adjournment is proposed because the vote required to approve or reject the Reorganization is not obtained at the Meeting, the persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization and will vote against any such adjournment those proxies required to be voted against the Reorganization. Abstentions will not be voted either for or against any such adjournment.

Adjournments; Other Business

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Trust intends to present or knows that others will present is the Reorganization. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Trust has previously received written contrary instructions from the shareholder entitled to vote the shares.

Expenses of Solicitation

Voting instructions will be solicited primarily by mailing this Proxy Statement and Prospectus and its enclosures. In addition to the voting instructions by mail, employees of MSIM and its affiliates, without additional compensation, may solicit voting instructions in person or by telephone, facsimile or oral communication. The expenses of the Reorganization, including the cost of printing, filing and voting instructions solicitation, and legal and accounting expenses, are expected to be approximately $171,300, all of which will be borne by the Acquired Fund.

Vote Required

Approval of the Reorganization by shareholders requires the affirmative vote of a majority of the outstanding shares of the Acquired Fund present or represented by Proxy. Abstentions are not considered votes "FOR" the Reorganization at the Meeting. As a result, abstentions have the same effect as a vote against the Reorganization because approval of the Reorganization requires the affirmative vote of a percentage of the voting securities present or represented by proxy.

If the Reorganization is not approved by shareholders of the Acquired Fund, the Acquired Fund will continue in existence and the Board will consider alternative actions for such Fund.

7

PRINCIPAL RISK FACTORS

The principal risks of investing in the Acquiring Fund are substantially similar to those of investing in the Acquired Fund. The value of an investment in all of the Funds is based on the market prices of the securities such Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments.

Common Stock and other Equity Securities. A principal risk of investing in each Fund is associated with its investments in common stock and other equity securities. In general, common stock and other equity security prices fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

Investments in convertible securities may subject each Fund to the risks associated with both fixed income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. The Acquiring Fund may invest up to 5% of its net assets in convertible securities that are rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative credit risk characteristics. A portion of the Acquired Fund's investments in convertible securities also may have speculative characteristics.

Small and Medium Capitalization Companies. Each Fund may invest in stocks of small and medium capitalization companies. Investments in securities of these companies carry more risk than investments in larger, more established companies. While some of the Funds' holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on the Funds' ability to sell certain securities at favorable prices and may also make it difficult for the Funds to obtain market quotations based on actual trades for purposes of valuing the Funds' securities. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Funds' NAV than is customarily associated with larger, more established companies. Often small and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

Foreign and Emerging Market Securities. Each Fund may invest in foreign and emerging market securities. The Funds' investment in foreign securities involves risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Funds may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Funds to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. In addition, the prices of such securities may be susceptible to influence by large traders, due to the limited size of many foreign securities markets. Moreover, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Also, the growing interconnectivity of global economies and financial markets has increased probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

8

Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Funds' trades effected in those markets and could result in losses to the Funds due to subsequent declines in the value of the securities subject to the trades.

The foreign securities in which the Funds may invest may be issued by issuers located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

In connection with their investments in foreign securities, the Funds also may enter into foreign currency forward exchange contracts. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Funds may use cross currency hedging or proxy hedging with respect to currencies in which the Funds have or expect to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging the Funds' currency risks involves the risk of mismatching the Funds' objectives under a foreign currency forward exchange or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Funds' securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Funds than if they had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Privately Placed and Restricted Securities. Each Fund may invest in privately placed and restricted securities. The Funds' investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Fund illiquidity to the extent the Funds may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times.

The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of the Acquiring Fund, see "Portfolio Details—Additional Information About the Portfolio's Investment Objectives, Strategies and Risks—Principal Risks" and "Portfolio Details—Additional Information About the Portfolio's Investment Objectives, Strategies and Risks—Additional Risk Information" in the Acquiring Fund's Prospectuses attached hereto as Exhibit B. For a more complete discussion of the risks of the Acquired Fund, see "Portfolio Details—Additional Information About the Portfolio's Investment Objective, Strategies and Risks—Principal Risks" and "Portfolio Details—Additional Information About the Portfolio's Investment Objectives, Strategies and Risks—Additional Risk Information" in the Acquired Fund's Prospectuses, each incorporated herein by reference.

9

PERFORMANCE INFORMATION

The bar charts and tables below provide some indication of the risks of investing in each Fund by showing changes in the performance of each Fund's Class X and Class Y shares from year to year and by showing how the average annual returns of each Fund's Class X and Class Y shares for the one, five and 10 year periods compare with those of broad measures of market performance over time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. Each Fund's past performance does not indicate how such Fund will perform in the future.

Multi Cap Growth Portfolio (Acquiring Fund)

Annual Total Returns—Calendar Years (Class X)

High Quarter	6/30/09:	22.87%
Low Quarter	12/31/08:	-30.24%

Average Annual Total Returns for Periods Ended December 31, 2012 (Class X)

Past 1 Year	Past 5 Years	Past 10 Years
Multi Cap Growth Portfolio 12.37%	3.74%	9.21%
Russell 3000® Growth Index (reflects no deduction for fees, expenses, or taxes)[1] 15.21%	3.15%	7.69%

(1)  The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. It is not possible to invest directly in an index.

Annual Total Returns—Calendar Years (Class Y)

High Quarter	6/30/09:	22.77%
Low Quarter	12/31/08:	-30.24%

10

Average Annual Total Returns for Periods Ended December 31, 2012 (Class Y)

Past 1 Year	Past 5 Years	Past 10 Years
Multi Cap Growth Portfolio 12.09%	3.48%	8.94%
Russell 3000® Growth Index (reflects no deduction for fees, expenses, or taxes)[1] 15.21%	3.15%	7.69%

(1)  The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. It is not possible to invest directly in an index.

Aggressive Equity Portfolio (Acquired Fund)

Annual Total Returns—Calendar Years (Class X)

High Quarter	6/30/09:	22.22%
Low Quarter	12/31/08:	-31.29%

Average Annual Total Returns for Periods Ended December 31, 2012 (Class X)

Past 1 Year	Past 5 Years	Past 10 Years
Aggressive Equity Portfolio 11.85%	2.51%	9.84%
Russell 3000® Growth Index (reflects no deduction for fees, expenses, or taxes)[1] 15.21%	3.15%	7.69%

(1)  The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. It is not possible to invest directly in an index.

Annual Total Returns—Calendar Years (Class Y)

High Quarter	6/30/09:	22.20%
Low Quarter	12/31/08:	-31.33%

11

Average Annual Total Returns for Periods Ended December 31, 2012 (Class Y)

Past 1 Year	Past 5 Years	Past 10 Years
Aggressive Equity Portfolio 11.62%	2.26%	9.57%
Russell 3000® Growth Index (reflects no deduction for fees, expenses, or taxes)[1] 15.21%	3.15%	7.69%

(1)  The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. It is not possible to invest directly in an index.

THE REORGANIZATION

The Board's Considerations

The Board, including the Independent Board Members, unanimously declared advisable and approved the Reorganization on behalf of the Acquired Fund and determined to recommend that shareholders of the Acquired Fund approve the Reorganization. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly the Acquiring Fund's substantially larger asset base and the comparative expenses currently incurred in the operations of the Acquiring Fund. In connection with the Board review of the Reorganization, MSIM advised the Board about a variety of matters, including, but not limited to:

1.  the similarity of the investment objectives, policies and risks of the Acquiring Fund as compared to the Acquired Fund;

2.  the continuity of the portfolio management team before and after the Reorganization;

3.  the lower total operating expenses of the Acquiring Fund;

4.  the terms and conditions of the Reorganization, which would affect the price of shares to be issued in the Reorganization;

5.  there is not expected to be a significant amount of portfolio turnover as a result of the Reorganization;

6.  the estimated expenses of the Reorganization, such as the expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, which will be borne by the Acquired Fund in connection with the Reorganization;

7.  the tax-free nature of the Reorganization; and

8.  while the Reorganization may delay when capital losses can be utilized, there is no expectation that any amount of losses would be written off.

The Board discussed with MSIM the foreseeable short- and long-term effects on the Acquired Fund and its shareholders. The Independent Board members conferred separately with their counsel about the Reorganization on several occasions.

In its deliberations, the Board considered all information it received, as described above, as well as advice and analysis from its counsel. The Board considered the Reorganization and the impact of the Reorganization on the Acquired Fund and its shareholders. The Board concluded, based on all of the information presented, that the Reorganization is advisable and in the best interest of the Acquired Fund's Shareholders and that shareholders will not be diluted as a result thereof, and decided to recommend that the Acquired Fund's Shareholders approve the Reorganization.

If shareholders of the Acquired Fund do not approve the Reorganization, the Board will consider other courses of action for the Acquired Fund.

12

The Reorganization Agreement

The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Agreement and Plan of Reorganization, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

The Reorganization Agreement provides that (i) the Acquired Fund will transfer substantially all of its assets, including portfolio securities, cash, cash equivalents and receivables, to the Acquiring Fund on the Closing Date in exchange for the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of Acquired Fund prepared by the Treasurer of the Acquired Fund as of the Valuation Date (as defined below) in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the Acquiring Fund Shares; (ii) such Acquiring Fund Shares would be distributed to shareholders on the Closing Date or as soon as practicable thereafter; (iii) the Acquired Fund would be liquidated and terminated; and (iv) the outstanding shares of the Acquired Fund would be canceled.

The number of Acquiring Fund Shares to be delivered to the Acquired Fund will be determined by dividing the aggregate NAV of each class of shares of the Acquired Fund acquired by the Acquiring Fund by the NAV per share of the corresponding class of shares of the Acquiring Fund. These values will be calculated as of the close of business of the NYSE on the third business day following the receipt of the requisite approval by shareholders of the Reorganization Agreement or at such other time as the Acquiring Fund and Acquired Fund may agree (the "Valuation Date"). As an illustration, assume that on the Valuation Date, Class X shares of the Acquired Fund had an aggregate NAV of $100,000. If the NAV per Class X share of the Acquiring Fund was $10 per share at the close of business on the Valuation Date, the number of Class X shares of the Acquiring Fund to be issued would be 10,000 ($100,000 ÷ $10). These 10,000 Class X shares of the Acquiring Fund would be distributed to the former Class X shareholders of the Acquired Fund. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

On the Closing Date, or as soon as practicable thereafter, the Acquired Fund will distribute pro rata to its shareholders of record as of the close of business on the Valuation Date, the Acquiring Fund Shares it receives. Each shareholder will receive the class of shares of the Acquiring Fund that corresponds to the class of shares of the Acquired Fund currently held by that shareholder. Accordingly, the Acquiring Fund Shares will be distributed as follows: each of the Class X shares of the Acquiring Fund will be distributed to holders of the Class X shares of the Acquired Fund and each of the Class Y shares of the Acquiring Fund will be distributed to holders of Class Y shares of the Acquired Fund. The Acquiring Fund will cause its transfer agent to credit and confirm an appropriate number of the Acquiring Fund's Shares to each shareholder.

The consummation of the Reorganization is contingent upon the approval of the Reorganization by the shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by a Fund. The Reorganization Agreement may be amended in any mutually agreeable manner.

The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by shareholders, by mutual consent of the Trust, on behalf of the Acquiring Fund, and the Acquired Fund. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by September 28, 2013, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

Under the Reorganization Agreement, within one year after the Closing Date, the Acquired Fund shall either pay or make provision for all of its liabilities to former shareholders of the Acquired Fund that received Acquiring Fund Shares. The Acquired Fund shall be liquidated and terminated following the distribution of the Acquiring Fund Shares to shareholders of record of the Acquired Fund.

The effect of the Reorganization is that shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of the Acquired Fund and reinvest the proceeds in the Acquiring Fund Shares at NAV and without recognition of taxable gain or loss for federal income tax purposes. See "Tax Aspects

13

of the Reorganization" below. As noted in "Tax Aspects of the Reorganization" below, if the Acquired Fund recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carry-forwards, will be distributed to shareholders prior to the Closing Date and will be taxable to shareholders as capital gain.

Shareholders will continue to be able to redeem their shares of the Acquired Fund at NAV next determined after receipt of the redemption request until the close of business on the business day next preceding the Closing Date. Redemption requests received by Acquired Fund thereafter will be treated as requests for redemption of shares of the Acquiring Fund.

Tax Aspects of the Reorganization

The following is a general summary of the material federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and published judicial decisions, all of which are subject to change. This discussion is limited to U.S. persons who hold shares of the Acquired Fund as capital assets for federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws.

Tax Consequences of the Reorganization to Shareholders. The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1) of the Code.

As a condition to the Reorganization, the Acquired Fund and the Acquiring Fund, has requested an opinion of Dechert LLP substantially to the effect that, based on certain assumptions, facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by the Acquired Fund and the Acquiring Fund:

1.  The transfer of substantially all of the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund followed by the distribution by the Acquired Fund of the Acquiring Fund Shares to shareholders in exchange for their Acquired Fund shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code;

2.  No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

3.  No gain or loss will be recognized by the Acquired Fund upon the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities or upon the distribution of the Acquiring Fund Shares to shareholders in exchange for their Acquired Fund Shares, except that the Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

4.  No gain or loss will be recognized by Shareholders upon the exchange of the shares of the Acquired Fund solely for the Acquiring Fund Shares;

5.  The aggregate tax basis for the Acquiring Fund Shares received by each Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in the Acquired Fund surrendered by each such Shareholder in exchange therefor;

6.  The holding period of the Acquiring Fund Shares to be received by each Shareholder will include the period during which the shares in the Acquired Fund surrendered in exchange therefor were held (provided such shares in the Acquired Fund were held as capital assets on the date of the Reorganization);

7.  The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets of the Acquired Fund immediately prior to the Reorganization; and

14

8.  The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund (except where the investment activities of the Acquiring Fund have the effect of reducing or eliminating such period with respect to an asset).

Prior to the closing of the Reorganization, the Acquired Fund will distribute to its shareholders any undistributed income and gains to the extent required to avoid entity level tax or as otherwise deemed desirable. The advice of counsel is not binding on the IRS or the courts and neither the Acquired Fund nor the Acquiring Fund has sought a ruling with respect to the tax treatment of the Reorganization. The opinion of counsel, if delivered, will be based on the Code, regulations issued by the Treasury Department under the Code, court decisions, and administrative pronouncements issued by the IRS with respect to all of the foregoing, all as in effect on the date of the opinion, and all of which may be repealed, revoked or modified thereafter, possibly on a retroactive basis.

After the Reorganization, you will continue to be responsible for tracking the adjusted tax basis and holding period of your shares for federal income tax purposes.

Shareholders should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the proposed Reorganization, shareholders should also consult their tax advisors as to state and local tax consequences, if any, of the proposed Reorganization.

Description of Shares

The Acquiring Fund Shares to be issued pursuant to the Reorganization Agreement will, when issued in exchange for the consideration therefor, be fully paid and non-assessable by the Acquiring Fund and transferable without restrictions and will have no preemptive rights. For greater details regarding the Acquiring Fund's shares, see "Shareholder Information" in the Acquiring Fund's Prospectuses attached hereto as Exhibit B.

Capitalization Tables (unaudited)

The following tables set forth the capitalization of the Acquired Fund as of December 31, 2012 and the Acquiring Fund on a pro forma combined basis as if the Reorganization had occurred on that date:

Aggressive Equity Portfolio (Acquired Fund)	Class X	Class Y	Total
Net Assets	$11,151,056	$15,352,451	$26,503,507
Pro Forma Adjustments†	$(72,073)	$(99,227)	$(171,300)
Net Assets minus Pro Forma Adjustments	$11,078,983	$15,253,224	$26,332,207
Shares Outstanding	601,328	852,131	1,453,459
Net Asset Value Per Share	$18.42	$17.90	—
Multi Cap Growth Portfolio (Acquiring Fund)	Class X	Class Y	Total
Net Assets	$165,063,932	$45,536,692	$210,600,624
Shares Outstanding	4,024,680	1,122,677	5,147,357
Net Asset Value Per Share	$41.01	$40.56	—
Pro Forma Combined Fund (Multi Cap Growth Portfolio)	Class X	Class Y	Total
Net Assets	$176,142,915	$60,789,916	$236,932,831
Shares Outstanding	4,294,833	1,498,743	5,793,576
Net Asset Value Per Share	$41.01	$40.56	—

†  Reflects the charge for estimated reorganization expenses of $72,073 and $99,227 by Class X shares and Class Y shares, respectively, of the Acquired Fund.

Appraisal Rights

Shareholders will have no appraisal rights in connection with the Reorganization.

15

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL POLICIES AND RESTRICTIONS

Investment Objectives and Policies

The investment objectives of the Acquired Fund and the Acquiring Fund are set forth in the table below:

Aggressive Equity Portfolio (Acquired Fund)	Multi Cap Growth Portfolio (Acquiring Fund)
Investment Objective(s)	• seeks long-term capital growth	• primary objective: seeks growth of capital through investments in common stocks of companies believed by MSIM to have potential for superior growth
• secondary objective: seeks income but only when consistent with its primary objective
• Acquired Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act

• Acquiring Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act

Aggressive Equity Portfolio (Acquired Fund)

The Acquired Fund normally invests at least 80% of its assets in common stocks and other equity securities of companies that MSIM believes offer the potential for superior earnings growth. MSIM seeks to achieve the Acquired Fund's investment objective by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell 3000® Growth Index, which as of September 30, 2012 was between $46.3 million and $624 billion.

MSIM emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, MSIM seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. MSIM typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. MSIM generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The Acquired Fund's equity investments may include preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds, limited partnership interests and other specialty securities having equity features.

Up to 25% of the Acquired Fund's net assets may be invested in foreign securities, which may include securities issued by companies located in emerging market or developing countries. The Acquired Fund may invest in privately placed and restricted securities.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

The Acquired Fund may also use derivative instruments as discussed in further detail in the Acquired Fund's prospectuses under the sections entitled "Portfolio Details—Additional Information About the Portfolio's Investment Objective, Strategies and Risks—Additional Investment Strategy Information—Derivatives" and—Additional Risk Information—Derivatives." These derivative instruments will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy. The Acquired

16

Fund may also use foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Multi Cap Growth Portfolio (Acquiring Fund)

The Acquiring Fund will normally invest primarily in equity securities and securities convertible into equity securities. MSIM seeks to achieve the Acquiring Fund's investment objectives by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell 3000® Growth Index, which as of September 30, 2012 was between $46.3 million and $624 billion.

MSIM emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, MSIM seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. MSIM typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. MSIM generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

Up to 25% of the Acquiring Fund's net assets may be invested in foreign equity securities (including depositary receipts), which may include securities issued by companies located in emerging markets or developing countries. The Acquiring Fund may invest in privately placed and restricted securities.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

The Acquiring Fund's investments may include securities of small and medium capitalization companies. The Acquiring Fund may also use derivative instruments as discussed in further detail in the Acquiring Fund's Prospectuses under the sections entitled "Portfolio Details—Additional Information About the Portfolio's Investment Objectives, Strategies and Risks—Additional Investment Strategy Information—Derivatives" and—Additional Risk Information—Derivatives." These derivative instruments will be counted toward the Acquiring Fund's policy of investing primarily in equity securities and securities convertible into equity securities discussed above to the extent they have economic characteristics similar to the securities included within that policy. The Acquiring Fund may use foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Investment Restrictions

The investment restrictions adopted by the Acquired Fund and Acquiring Fund as fundamental policies are substantially similar. Each Fund's investment restrictions are summarized under the caption "II. Description of the Fund and Its Investments and Risks—Fund Policies/Investment Restrictions" in the Trust's Statement of Additional Information dated April 30, 2012, as it may be amended and supplemented from time to time, with respect to each Fund.

A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a Fund, which is defined by the 1940 Act as the lesser of (i) at least 67% of the voting securities of a fund or portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of a fund or portfolio are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of a fund or portfolio. The only difference in the investment restrictions adopted by the Funds as fundamental policies is discussed below:

1.  The Acquiring Fund will not purchase non-convertible corporate bonds unless rated at the time of purchase Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc. ("S&P"), or purchase commercial paper unless issued by a U.S. corporation and rated at the time of purchase Prime-1 by Moody's or A-1 by S&P, although it may continue to hold a security if its quality rating is reduced by a rating service below those specified.

17

The differences in the non-fundamental investment restrictions of the Acquiring Fund and the Acquired Fund are set forth below:

1.  The Acquiring Fund may not invest more than 15% of its net assets or such other amount as may be permitted by Commission guidelines in illiquid securities, including restricted securities that have been deemed illiquid; and

2.  The Acquiring Fund may not write, purchase or sell puts, calls or combinations thereof.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE ACQUIRED FUND

General

For a discussion of the organization and operation of the Acquiring Fund, see "Portfolio Summary" and "Portfolio Details—Portfolio Management" in the Acquiring Fund's Prospectuses attached hereto as Exhibit B.

For a discussion of the organization and operation of the Acquired Fund, see "Portfolio Summary" and "Portfolio Details—Portfolio Management" in the Acquired Fund's prospectuses. For a discussion of the organization and operation of the Trust, see "Fund History" in the Statement of Additional Information relating to the Acquiring Fund and Acquired Fund.

Rights of Acquired Fund Shareholders and Acquiring Fund Shareholders

The Acquiring Fund and Acquired Fund are organized as separate series of the Trust, a Massachusetts business trust that is governed by its Declaration of Trust, as amended, Amended and Restated By-Laws, as may be amended, and Massachusetts law. Each Fund is also subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by the Commission thereunder.

Consistent with Massachusetts law, each Fund is authorized to issue an unlimited number of shares. The Trust's organizational documents allow the Board to create one or more separate investment portfolios and to establish a separate series of shares for each portfolio and to further subdivide the shares of a series into one or more classes.

Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of a Fund. However, the Declaration of Trust of each Fund contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund.

No Fund is required, and no Fund anticipates, holding annual meetings of its shareholders. Each Fund has certain mechanics whereby shareholders can call a special meeting of their Fund. Shareholders generally have the right to approve investment advisory agreements, elect trustees/directors, change fundamental investment policies, ratify the selection of independent auditors and vote on other matters required by law or the Trust's organizational documents or deemed desirable by the Board.

The business of the Acquiring Fund and the Acquired Fund is supervised by the Board under Massachusetts law. For each Fund, trustee vacancies may be filled by approval of a majority of the trustees then in office subject to provisions of the 1940 Act. The term of a trustee lasts until the election of such person's successor or until such person's earlier resignation, removal or death. In addition, the Funds' Declaration of Trust specifies that a Trustee's term will terminate in the event of the death, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee. Trustees may be removed with or without cause by the action of the shareholders of record of not less than two-thirds of the shares outstanding or by the action of two-thirds of the remaining Trustees.

The foregoing is only a summary of certain rights of shareholders of Funds and the Trust under their organizational documents and state law and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

18

Financial Information

For certain financial information about each Fund, see "Financial Highlights" with respect to such Fund in its Prospectuses.

Shareholder Proposals

The Funds are not required and do not intend to hold regular shareholder meetings unless shareholder action is required in accordance with the 1940 Act. Shareholders who would like to submit proposals for consideration at future shareholder meetings of the Acquired Fund (in the event the Reorganization is not completed) or the Acquiring Fund should send written proposals to Mary E. Mullin, Secretary, 522 Fifth Avenue, New York, NY 10036. To be considered for presentation at a shareholders' meeting, rules promulgated by the Commission require that, among other things, a shareholder's proposal must be received at the offices of the applicable Fund within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Management

For information about the Board, MSIM and the distributor of the Funds, see "Portfolio Details—Portfolio Management" in each Fund's Prospectuses and "Management of the Fund" in the Trust's Statement of Additional Information.

Description of Shares and Shareholder Inquiries

For a description of the nature and most significant attributes of shares of the Funds, and information regarding shareholder inquiries, see "VII. Capital Stock and Other Securities" in the Trust's Statement of Additional Information and "Shareholder Information—Additional Information" in each Fund's Prospectuses.

Dividends, Distributions and Taxes

For a discussion of the Funds' policies with respect to dividends, distributions and taxes, see "Distributions" in each Fund's Prospectuses, "IX. Taxation of the Portfolios and Shareholders" in the Trust's Statement of Additional Information, and the discussions herein under "Synopsis—Comparison of the Acquired Fund and Acquiring Fund—Dividends," "Synopsis—Tax Consequences of the Reorganization" and "The Reorganization—Tax Aspects of the Reorganization."

Purchases and Redemptions

For a discussion of how the Funds' shares may be purchased and redeemed, see "Shareholder Information—Purchase and Sales of Portfolio Shares" in each Fund's Prospectuses, "VII. Purchase, Redemption and Pricing of Shares" in the Trust's Statement of Additional Information, and the discussion herein under "Synopsis—Comparison of the Acquired Fund and Acquiring Fund—Purchases and Redemptions."

For a discussion of the Funds' policies with respect to frequent purchases and redemptions, see "Shareholder Information—Frequent Purchases and Redemptions of Shares" in each Fund's Prospectuses.

SHARE INFORMATION

The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a class of the Acquired Fund as of the Record Date:

Shareholder	Percentage of Outstanding Shares
Class X
Allstate Life Insurance Co. One Security Benefit Place Topeka, KS 66636-1000	94.00%

19

Shareholder	Percentage of Outstanding Shares
Class Y
Allstate Life Insurance Co. One Security Benefit Place Topeka, KS 66636-1000	94.00%
Allstate Life Insurance Co. of NY One Security Benefit Place Topeka, KS 66636-100	6.00%

The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a class of Acquiring Fund as of the Record Date:

Shareholder	Percentage of Outstanding Shares
Class X
Allstate Life Insurance Co. One Security Benefit Place Topeka, KS 66636-1000	94.55%
Class Y
Allstate Life Insurance Co. One Security Benefit Place Topeka, KS 66636-1000	96.18%

For regulatory reasons, shares of the Funds are only available to separate accounts of participating insurance companies, thus the Board members and officers of the Trust do not own shares of the Funds.

FINANCIAL STATEMENTS AND EXPERTS

The financial statements of the Acquiring Fund and the Acquired Fund, each for the fiscal year ended December 31, 2011, that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by Ernst & Young LLP, the Acquiring Fund's and Acquired Fund's independent registered public accounting firm (except that the financial information for the fiscal years ended prior to 2011 was audited by the Acquiring Fund's and Acquired Fund's prior independent registered public accounting firm). The financial statements for the Acquiring Fund and the Acquired Fund, each for the six-month period ended June 30, 2012, have not been audited and are also incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part. Each set of audited financial statements is incorporated herein by reference in reliance upon such reports given upon the authority of said independent registered public accounting firms as experts in accounting and auditing.

LEGAL MATTERS

Certain legal matters concerning the issuance of the Acquiring Fund Shares will be passed upon by Dechert LLP, New York, NY.

AVAILABLE INFORMATION

Additional information about each Fund is available, as applicable, in the following documents which are incorporated herein by reference: (i) the Acquiring Fund's Prospectuses dated April 30, 2012, attached to this Proxy Statement and Prospectus as Exhibit B, which Prospectuses form a part of Post-Effective Amendment No. 50 to the Trust's Registration Statement on Form N-1A (File Nos. 002-82510; 811-03692); (ii) the Acquired Fund's Prospectuses dated April 30, 2012, which Prospectuses form a part of Post-Effective Amendment No. 50 to the

20

Trust's Registration Statement on Form N-1A (File Nos. 002-82510; 811-03692); (iii) the Trust's Annual Report for its fiscal year ended December 31, 2011; and (iv) the Trust's Semi-Annual Report for the six-month period ended June 30, 2012.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, files reports and other information with the Commission. Proxy materials, reports and other information about the Funds which are of public record can be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information about the Reference Room's operations may be obtained by calling the Commission at (202) 551-8090. Reports and other information about the Funds and the Trust are available on the EDGAR Database on the Commission's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-1520.

OTHER BUSINESS

Management of the Acquired Fund knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the Proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the Proxy to vote this Proxy in accordance with their judgment on such matters.

By Order of the Board of Trustees,

Mary E. Mullin
Secretary

January 18, 2013

21

Exhibit A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of September 28, 2012, by and between MORGAN STANLEY VARIABLE INVESTMENT SERIES (the "Trust"), a Massachusetts business trust, on behalf of the MULTI CAP GROWTH PORTFOLIO ("Acquiring Fund"), and the Trust, on behalf of the AGGRESSIVE EQUITY PORTFOLIO ("Acquired Fund").

This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to Acquiring Fund of substantially all of the assets and the liabilities of Acquired Fund in exchange for the issuance by Acquiring Fund of shares of common stock, par value $0.01 per share (the "Acquiring Fund Shares"), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of Acquired Fund in liquidation of Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  The Reorganization and Liquidation of Acquired Fund

1.1.   Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Trust, on behalf of Acquired Fund, agrees to assign, deliver and otherwise transfer the Acquired Fund Assets (as defined in paragraph 1.2) to Acquiring Fund, and the Trust, on behalf of Acquiring Fund, agrees in exchange therefor to assume all of Acquired Fund's liabilities on the Closing Date as set forth in paragraph 1.3 and to deliver to Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

1.2.  (a)  The "Acquired Fund Assets" shall consist of all assets/property, including without limitation, all cash, cash equivalents, securities and dividend and interest receivables owned by Acquired Fund, and any deferred or prepaid expenses shown as an asset on Acquired Fund's books on the Valuation Date (as defined in section 2 herein).

  (a)  On or prior to the Valuation Date, the Trust, on behalf of Acquired Fund, will provide Acquiring Fund with a list of all of Acquired Fund Assets to be assigned, delivered and otherwise transferred to Acquiring Fund and a list of the liabilities to be assumed by Acquiring Fund pursuant to this Agreement. The Trust, on behalf of Acquired Fund, reserves the right to sell any of the securities on such list but will not, without the prior approval of the Trust, on behalf of Acquiring Fund, acquire any additional securities other than securities of the type in which Acquiring Fund is permitted to invest and in amounts agreed to in writing by the Trust, on behalf of Acquiring Fund. The Trust, on behalf of Acquiring Fund, will, within a reasonable time prior to the Valuation Date, furnish Acquired Fund with a statement of Acquiring Fund's investment objective, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Acquiring Fund's investment objective, policies and restrictions. In the event that Acquired Fund holds any investments that Acquiring Fund is not permitted to hold, Acquired Fund will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Acquired Fund and Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Acquiring Fund with respect to such investments, Acquired Fund if requested by the Trust, on behalf of Acquiring Fund, will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

1.3.  The Trust, on behalf of Acquired Fund, will endeavor to discharge all of Acquired Fund's liabilities and obligations on or prior to the Valuation Date. The Trust, on behalf of Acquiring Fund, will assume all liabilities and obligations, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Acquired Fund prepared by the Treasurer of Acquired Fund as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

1.4.  In order for the Acquired Fund to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, the Trust, on behalf of Acquired Fund, will on or before the Valuation Date (a) declare a dividend in an amount large enough so that Acquired Fund will have declared dividends of substantially all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

1.5.  On the Closing Date or as soon as practicable thereafter, the Trust, on behalf of Acquired Fund, will distribute Acquiring Fund Shares received by Acquired Fund pursuant to paragraph 1.1 pro rata to Acquired Fund's shareholders of record determined as of the close of business on the Valuation Date ("Acquired Fund Shareholders"). The Acquired Fund Shareholder will receive the class of shares of Acquiring Fund that corresponds to the class of shares of Acquired Fund currently held by that Acquired Fund shareholder. Accordingly, the Acquiring Fund Shares will be distributed as follows: each of the Class I shares of Acquiring Fund will be distributed to holders of Class X shares of Acquired Fund and each of the Class II shares of Acquiring Fund will be distributed to holders of Class Y shares of Acquired Fund. Such distribution will be accomplished by an instruction, signed by Acquired Fund's Secretary, to transfer Acquiring Fund Shares then credited to Acquired Fund's account on the books of Acquiring Fund to open accounts on the books of Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro rata number of Acquiring Fund Shares due such Acquired Fund shareholders. All issued and outstanding shares of Acquired Fund simultaneously will be canceled on Acquired Fund's books.

1.6.  Ownership of Acquiring Fund Shares will be shown on the books of Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in Acquiring Fund's current Prospectus, as supplemented, and the Trust's Statement of Additional Information.

1.7.  Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of Acquiring Fund Shares on Acquired Fund's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Acquiring Fund Shares are to be issued and transferred.

1.8.  Any reporting responsibility of Acquired Fund is and shall remain the responsibility of Acquired Fund up to and including the date on which Acquired Fund is dissolved and terminated pursuant to paragraph 1.9.

1.9.  Within one year after the Closing Date, the Trust, on behalf of Acquired Fund, shall pay or make provision for the payment of all Acquired Fund's liabilities and taxes. If and to the extent that any trust, escrow account, or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to shareholders of Acquired Fund, such entity shall either (i) qualify as a liquidating trust under Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of Acquired Fund for federal income tax purposes, or (ii) be subject to a waiver under Section 368(a)(2)(G)(ii) of the complete distribution requirement of Section 368(a)(2)(G)(i) of the Code. Acquired Fund shall be terminated following the making of all distributions pursuant to paragraph 1.5.

1.10.  Copies of all books and records maintained on behalf of Acquired Fund in connection with its obligations under the Investment Company Act of 1940, as amended (the "1940 Act"), the Code, state blue sky laws or otherwise in connection with this Agreement will promptly be delivered after the Closing to officers of Acquiring Fund or their designee, and Acquiring Fund or its designee shall comply with applicable record retention requirements to which Acquired Fund is subject under the 1940 Act.

2.  Valuation

2.1.  The value of the Acquired Fund Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval of this

Agreement by shareholders of Acquired Fund or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in Acquiring Fund's then current Prospectus, as supplemented, and the Trust's Statement of Additional Information.

2.2.  The net asset value of an Acquiring Fund Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in Acquiring Fund's then current Prospectuses, as supplemented, and the Trust's Statement of Additional Information.

2.3.  The number of Acquiring Fund Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of Acquired Fund shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of Acquiring Fund (determined in accordance with paragraph 2.2).

2.4.  All computations of value shall be made by Morgan Stanley Services Company Inc. ("Morgan Stanley Services") in accordance with its regular practice in pricing Acquiring Fund. The Trust, on behalf of Acquiring Fund, shall cause Morgan Stanley Services to deliver a copy of Acquiring Fund's valuation report at the Closing.

3.  Closing and Closing Date

3.1.  The Closing shall take place on the Valuation Date or on the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.

3.2.  Portfolio securities held by Acquired Fund and represented by a certificate or other written instrument shall be presented by it or on its behalf to State Street Bank and Trust Company (the "Custodian"), as custodian for Acquiring Fund, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Acquired Fund to the Custodian for the account of Acquiring Fund on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "State Street Bank and Trust Company, Custodian for Morgan Stanley Institutional Fund, Inc."

3.3.  In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both the Trust, on behalf of Acquiring Fund, and the Trust, on behalf of Acquired Fund, accurate appraisal of the value of the net assets of Acquiring Fund or the Acquired Fund Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

3.4.  If requested, the Trust, on behalf of Acquired Fund, shall deliver to the Trust, on behalf of Acquiring Fund, or its designee (a) at the Closing, a list, certified by the Trust's Secretary, of the names, addresses and taxpayer identification numbers of the Acquired Fund shareholders and the number and percentage ownership of outstanding Acquired Fund shares owned by each such Acquired Fund shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Fund shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. The Trust, on behalf of Acquiring Fund, shall issue and deliver to such Secretary a confirmation evidencing delivery of Acquiring Fund Shares to be credited on the Closing Date to Acquired Fund or provide evidence satisfactory to Acquired Fund that such Acquiring Fund Shares have been credited to Acquired Fund's account on the books of Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.  Covenants of Acquiring Fund and Acquired Fund

4.1.  Except as otherwise expressly provided herein, the Trust, on behalf of Acquired Fund, and the Trust, on behalf of Acquiring Fund, will operate in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

4.2.  The Trust will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to Acquiring Fund Shares ("Registration Statement"). The Trust will provide the Proxy Materials as described in paragraph 4.3 below for inclusion in the Registration Statement. The Trust, on behalf of Acquiring Fund, and the Trust, on behalf of Acquired Fund, agree that each of Acquired Fund and Acquiring Fund will further provide such other information and documents as are reasonably necessary for the preparation of the Registration Statement.

4.3.  The Trust, on behalf of Acquired Fund, will call a meeting of Acquired Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. The Trust, on behalf of Acquired Fund, will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that the Trust, on behalf of Acquiring Fund, will furnish the Trust, on behalf of Acquired Fund, with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to Acquiring Fund as is reasonably necessary for the preparation of the Proxy Materials.

4.4.  The Trust, on behalf of Acquired Fund, will assist Acquiring Fund in obtaining such information as Acquiring Fund reasonably requests concerning the beneficial ownership of Acquired Fund shares.

4.5.  Subject to the provisions of this Agreement, the Trust, on behalf of Acquiring Fund, and the Trust, on behalf of Acquired Fund, agree that each respective Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

4.6.  The Trust, on behalf of Acquired Fund, shall furnish or cause to be furnished to Acquiring Fund within 30 days after the Closing Date a statement of Acquired Fund's assets and liabilities as of the Closing Date, which statement shall be certified by the Acquired Fund's Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, Acquired Fund shall furnish Acquiring Fund, in such form as is reasonably satisfactory to Acquiring Fund, a statement certified by the Trust's Treasurer of Acquired Fund's earnings and profits for federal income tax purposes that will be carried over to Acquiring Fund pursuant to Section 381 of the Code.

4.7.  As soon after the Closing Date as is reasonably practicable, the Trust (a) shall prepare and file all federal and other tax returns and reports of Acquired Fund required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

4.8.  The Trust agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue the Acquiring Fund's operations after the Closing Date.

5.  Representations and Warranties

5.1.  The Trust, on behalf of Acquiring Fund, represents and warrants to Acquired Fund, as follows:

  (a)  Acquiring Fund is a series of the Trust, a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

  (b)  The Trust is a duly registered, open-end management investment company which offers its shares only to insurance companies for accounts which they establish to fund variable life insurance and variable annuity contracts and by other entities under qualified pension and retirement plans, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

  (c)  All of the issued and outstanding shares of Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Acquiring Fund are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Acquiring Fund is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

  (d)  The current Prospectus of the Acquiring Fund and Statement of Additional Information of the Trust conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

  (e)  The Trust is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of its Declaration of Trust, as amended, or Amended and Restated By-Laws, as may be amended, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Acquiring Fund is a party or by which it is bound;

  (f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust, Acquiring Fund or any of their properties or assets which, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; and the Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

  (g)  The Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and Financial Highlights for its last completed fiscal year, audited by Ernst & Young LLP (except that the financial information for the Acquiring Fund for the fiscal years ended prior to 2011 was audited by the Acquiring Fund's prior independent registered public accounting firm) (copies of which will be furnished to Acquired Fund), fairly present, in all material respects, Acquiring Fund's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there will be no known liabilities of Acquiring Fund (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

  (h)  All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable with no personal liability attaching to the ownership thereof. Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

  (i)  The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust, and this Agreement constitutes a valid and binding obligation of Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Acquiring Fund's performance of this Agreement;

  (j)  Acquiring Fund Shares to be issued and delivered to Acquired Fund, for the account of the Acquired Fund shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof;

  (k)  All material federal and other tax returns and reports of Acquiring Fund required by law to be filed on or before the Closing Date have been filed and are correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of the Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

  (l)  For each taxable year since its inception, Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of the Trust's obligations with respect to Acquiring Fund under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect, the ability of Acquiring Fund to continue to meet the requirements of Subchapter M of the Code;

  (m)  Since December 31, 2011, there has been no change by Acquiring Fund in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

  (n)  The information furnished or to be furnished by the Trust on behalf of Acquiring Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

  (o)  The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

5.2.  The Trust, on behalf of Acquired Fund, represents and warrants to the Trust, on behalf of Acquiring Fund as follows:

  (a)  Acquired Fund is series of the Trust, a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

  (b)  The Trust is a duly registered, open-end management investment company which offers its shares only to insurance companies for accounts which they establish to fund variable life insurance and variable annuity contracts and by other entities under qualified pension and retirement plans, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

  (c)  All of the issued and outstanding shares of Acquired Fund have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Acquired Fund are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Acquired Fund is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

  (d)  The current Prospectus, as supplemented, of Acquired Fund and Statement of Additional Information of the Trust conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

  (e)  The Trust is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of its Declaration of Trust or By-Laws, each as amended, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Acquired Fund is a party or by which it is bound;

  (f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust or any of its properties or assets which, if adversely determined, would materially and adversely affect Acquired Fund's financial condition or the conduct of its business; and the Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

  (g)  The Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and Financial Highlights of Acquired Fund for its last completed fiscal year, audited by Ernst & Young LLP (except that the financial information for the Acquired Fund for the fiscal years ended prior to 2011 was audited by the Acquired Fund's prior independent registered public accounting firm) (copies of which have been or will be furnished to Acquiring Fund) fairly present, in all material respects, Acquired Fund's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of Acquired Fund (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

  (h)  Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

  (i)  All issued and outstanding shares of Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable with no personal liability attaching to the ownership thereof. Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to Acquiring Fund pursuant to paragraph 3.4;

  (j)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust, and subject to the approval of Acquired Fund's shareholders, this Agreement constitutes a valid and binding obligation of Acquired Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Acquired Fund's performance of this Agreement;

  (k)  All material federal and other tax returns and reports of Acquired Fund required by law to be filed on or before the Closing Date shall have been filed and are correct and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of the Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

  (l)  For each taxable year since its inception, Acquired Fund has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of Acquired Fund's obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect, the ability of Acquired Fund to continue to meet the requirements of Subchapter M of the Code for its final taxable year ending on the Closing Date;

  (m)  At the Closing Date, Acquired Fund will have good and valid title to the Acquired Fund Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by

Acquired Fund which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, the Trust, on behalf of Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

  (n)  On the effective date of the Registration Statement, at the time of the meeting of Acquired Fund's shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Acquiring Fund Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by the Trust for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable federal securities and other laws and regulations thereunder;

  (o)  The Trust, on behalf of Acquired Fund, will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

  (p)  The Trust, on behalf of Acquired Fund, has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the rules thereunder; and

  (q)  Acquired Fund is not acquiring Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6.  Conditions Precedent to Obligations of Acquired Fund

The obligations of the Trust, on behalf of Acquired Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Trust, on behalf of Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1.  All representations and warranties of the Trust made on behalf of Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2.  The Trust, on behalf of Acquiring Fund, shall have delivered to Acquired Fund a certificate of the Trust's President and Treasurer, in a form reasonably satisfactory to Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Acquired Fund, shall reasonably request;

6.3.  Acquired Fund, shall have received a favorable opinion from Dechert LLP, counsel to Acquiring Fund, dated as of the Closing Date, to the effect that:

  (a)  Acquiring Fund is a series of the Trust, a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted; (b) the Trust is a duly registered, open-end, management investment company under the 1940 Act which offers its shares only to insurance companies for accounts which they establish to fund variable life insurance and variable annuity contracts and to other entities under qualified pension and retirement plans, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by the Trust and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by the Trust, on behalf of Acquired Fund, is a valid and binding obligation of Acquiring Fund enforceable against Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; (d) Acquiring Fund Shares to be issued to Acquired Fund shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable, and no shareholder of Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof; (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Trust's Declaration of Trust, as amended, or Amended and Restated By-Laws, as may be amended; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

6.4.  As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions of Acquiring Fund or any increase in the investment management fees or annual fees pursuant to Acquiring Fund's shareholder services plan from those described in Acquiring Fund's Prospectus dated April 30, 2012, as may be supplemented, and the Trust's Statement of Additional Information dated April 30, 2012, as may be supplemented.

7.  Conditions Precedent to Obligations of Acquiring Fund

The obligations of the Trust, on behalf of Acquiring Fund, to complete the transactions provided for herein shall be subject, at its election, to the performance by Acquired Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.  All representations and warranties of the Trust made on behalf of Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2.  The Trust, on behalf of Acquired Fund, shall have delivered to Acquiring Fund at the Closing a certificate of the Trust's President and its Treasurer, in form and substance satisfactory to Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust, on behalf of Acquiring Fund, shall reasonably request;

7.3.  Acquired Fund shall have delivered to Acquiring Fund a statement of the Acquired Fund Assets and its liabilities, together with a list of Acquired Fund's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of the Acquired Fund;

7.4.  The Trust, on behalf of Acquiring Fund, shall have received at the Closing a favorable opinion from Dechert LLP, counsel to Acquired Fund, dated as of the Closing Date to the effect that:

  (a)  Acquired Fund is a series of the Trust, a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted; (b) Acquired Fund is a duly registered, open-end, management investment company under the 1940 Act which offers its shares only to insurance companies for accounts which they establish to fund variable life insurance and variable annuity contracts and to other entities under qualified pension and retirement plans, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by the Trust, and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by the Trust, on behalf of Acquiring Fund, is a valid and binding obligation of Acquired Fund enforceable against Acquired Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Trust's Declaration of Trust or By-Laws, each as amended; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

7.5.  On the Closing Date, the Acquired Fund Assets shall include no assets that the Acquiring Fund, by reason of limitations of the Trust's Declaration of Trust, as amended, or otherwise, may not properly acquire.

8.  Further Conditions Precedent to Obligations of Acquiring Fund and Acquired Fund

The obligations of the Trust, on behalf of Acquired Fund, and the Trust, on behalf of Acquiring Fund, hereunder are each subject to the further conditions that on or before the Closing Date:

8.1.  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Acquired Fund in accordance with the provisions of the Trust's Declaration of Trust, as amended, and certified copies of the resolutions evidencing such approval shall have been delivered to Acquiring Fund;

8.2.  On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3.  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by the Trust, on behalf of Acquiring Fund, or Acquired Fund to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Acquiring Fund or Acquired Fund;

8.4.  The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5.  The Trust, on behalf of Acquired Fund, shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Acquired Fund shareholders all of Acquired Fund's investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

8.6.  The parties shall have received the opinion of the law firm of Dechert LLP (based on certain facts, assumptions and representations), addressed to Acquiring Fund and Acquired Fund, which opinion may be relied upon by the shareholders of Acquired Fund, substantially to the effect that, for federal income tax purposes:

  (a)  The transfer of substantially all of Acquired Fund's assets in exchange solely for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Acquired Fund followed by the distribution by Acquired Fund of Acquiring Fund Shares to the Acquired Fund shareholders in exchange for their Acquired Fund shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code;

  (b)  No gain or loss will be recognized by Acquiring Fund upon the receipt of the assets of Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Acquired Fund;

  (c)  No gain or loss will be recognized by Acquired Fund upon the transfer of substantially all of the assets of Acquired Fund to Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities or upon the distribution of Acquiring Fund Shares to the Acquired Fund shareholders in exchange for their Acquired Fund shares, except that Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

  (d)  No gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of the Acquired Fund shares for Acquiring Fund Shares;

  (e)  The aggregate tax basis for Acquiring Fund Shares received by the Acquired Fund shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by each such Acquired Fund shareholder immediately prior to the Reorganization;

  (f)  The holding period of Acquiring Fund Shares to be received by the Acquired Fund shareholder will include the period during which the Acquired Fund shares surrendered in exchange therefor were held (provided such Acquired Fund shares were held as capital assets on the date of the Reorganization);

  (g)  The tax basis of the assets of Acquired Fund acquired by Acquiring Fund will be the same as the tax basis of such assets to Acquired Fund in exchange therefor; and

  (h)  The holding period of the assets of Acquired Fund in the hands of Acquiring Fund will include the period during which those assets were held by Acquired Fund (except where the investment activities of Acquiring Fund have the effect of reducing or eliminating such periods with respect to an asset).

Notwithstanding anything herein to the contrary, neither the Trust, on behalf of Acquiring Fund, nor the Trust, on behalf of Acquired Fund, may waive the conditions set forth in this paragraph 8.6.

9.   Fees and Expenses

9.1.  Acquired Fund shall bear expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including printing, filing and proxy solicitation expenses, legal, accounting and Commission registration fees.

  (b)  In the event the transactions contemplated herein are not consummated by reason of Acquired Fund being either unwilling or unable to go forward (other than by reason of the non-fulfillment or failure of any condition to Acquired Fund's obligations specified in this Agreement), Acquired Fund's only obligation hereunder shall be to reimburse Acquiring Fund for all reasonable out-of-pocket fees and expenses incurred by Acquiring Fund in connection with those transactions.

  (c)  In the event the transactions contemplated herein are not consummated by reason of Acquiring Fund being either unwilling or unable to go forward (other than by reason of the non-fulfillment or failure of any condition to Acquiring Fund's obligations specified in this Agreement), Acquiring Fund's only obligation hereunder shall be to reimburse Acquired Fund for all reasonable out-of-pocket fees and expenses incurred by Acquired Fund in connection with those transactions.

10.  Entire Agreement; Survival of Warranties

10.1.  This Agreement constitutes the entire agreement between the parties.

10.2.  The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of the Trust, on behalf of Acquired Fund, hereunder shall not survive the dissolution and complete liquidation of Acquired Fund in accordance with paragraph 1.9.

11.  Termination

11.1.  This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

  (a)  by the mutual written consent of the Trust, on behalf of Acquired Fund, and the Trust, on behalf of Acquiring Fund;

  (b)  by either the Trust, on behalf of Acquiring Fund, or the Trust, on behalf of Acquired Fund, by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement), if the Closing shall not have occurred on or before September 28, 2013; or

  (c)  by either the Trust, on behalf of Acquiring Fund, or the Trust, on behalf of Acquired Fund, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Acquired Fund shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2.  (a)  Termination of this Agreement pursuant to paragraphs 11.1(a) or (b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of the Trust, Acquiring Fund or Acquired Fund, or the trustees or officers of the Trust, on behalf of Acquiring Fund, or the trustees or officers of the Trust, on behalf of Acquired Fund, to any other party or its trustees or officers.

  (a)  Termination of this Agreement pursuant to paragraph 11.1(c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of the Trust, Acquiring Fund or Acquired Fund, or the trustees or officers of the Trust, on behalf of Acquiring Fund, or the trustees or officers of the Trust, on behalf of Acquired Fund, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

12.  Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

13.  Miscellaneous

13.1.  The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

13.4.  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies hereunder or by reason of this Agreement.

13.5.  The obligations and liabilities of Acquiring Fund hereunder are solely those of Acquiring Fund. It is expressly agreed that no shareholder, nominee, director, officer, agent, or employee of Acquiring Fund, or the trustees or officers of the Trust, acting on behalf of Acquiring Fund, shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Acquiring Fund and signed by authorized officers of the Trust, acting on behalf of Acquiring Fund, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

13.6.  The obligations and liabilities of Acquired Fund hereunder are solely those of Acquired Fund. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Acquired Fund, or the trustees or officers of the Trust, acting on behalf of Acquired Fund, shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of the Acquired Fund and signed by authorized officers of the Trust, acting on behalf of Acquired Fund, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.
MORGAN STANLEY VARIABLE INVESTMENT SERIES, on behalf of the Multi Cap Growth Portfolio
By: /s/ Arthur Lev Name: Arthur Lev Title: President and Principal Executive Officer
MORGAN STANLEY VARIABLE INVESTMENT SERIES, on behalf of the Aggressive Equity Portfolio
By: /s/ Arthur Lev Name: Arthur Lev Title: President and Principal Executive Officer

PROSPECTUS ■ APRIL 30, 2012

VARIABLE INVESTMENT SERIES

THE MULTI CAP GROWTH PORTFOLIO

Class X

Morgan Stanley Variable Investment Series is a mutual fund comprised of eight separate portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Multi Cap Growth Portfolio (the "Portfolio") are being offered.

Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of the variable life insurance or variable annuity contracts.

This Prospectus must be accompanied by a current prospectus for the variable life insurance and/or variable annuity contract issued by your insurance company.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Portfolio Summary	INVESTMENT OBJECTIVES	1
	FEES AND EXPENSES OF THE PORTFOLIO	1
	PORTFOLIO TURNOVER	1
	PRINCIPAL INVESTMENT STRATEGIES	1
	PRINCIPAL RISKS	1
	PAST PERFORMANCE	2
	ADVISER	2
	PURCHASE AND SALE OF PORTFOLIO SHARES	3
	TAX INFORMATION	3
	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	3
Portfolio Details	ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS	4
	PORTFOLIO MANAGEMENT	9
Shareholder Information	PURCHASES AND SALES OF PORTFOLIO SHARES	11
	FREQUENT PURCHASES AND REDEMPTIONS OF SHARES	11
	PRICING PORTFOLIO SHARES	12
	DISTRIBUTIONS	12
	TAX CONSEQUENCES	13
	PORTFOLIO HOLDINGS INFORMATION	13
	ADDITIONAL INFORMATION	13
Financial Highlights		14

This Prospectus contains important information about the Multi Cap Growth Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

Portfolio Summary

Investment Objectives

The Portfolio seeks as a primary objective growth of capital through investments in common stocks of companies believed by the Adviser to have potential for superior growth. As a secondary objective the Portfolio seeks income but only when consistent with its primary objective.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold Class X shares of the Portfolio. Total annual Portfolio operating expenses in the table and the Example below do not reflect the impact of any charges by your insurance company. If they did, expenses would be higher.

Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Advisory fee	0.42%
Distribution and service (12b-1) fees	None
Other expenses	0.14%
Total annual Portfolio operating expenses	0.56%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses Over Time
1 Year	3 Years	5 Years	10 Years
$57	$179	$313	$701

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Total annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will normally invest primarily in equity securities and securities convertible into equity securities. The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., seeks to achieve the Portfolio's investment objectives by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell 3000® Growth Index, which as of December 31, 2011 was between $23 million and $417.5 billion.

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward.

Up to 25% of the Portfolio's net assets may be invested in foreign equity securities (including depositary receipts), which may include securities issued by companies located in emerging markets or developing countries. The Portfolio may invest in privately placed and restricted securities.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objectives and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

• Common Stock and Other Equity Securities. In general, common stock and other equity security values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

VIS — The Multi Cap Growth Portfolio
1

• Small and Medium Capitalization Companies. Investments in small and medium capitalization companies entail greater risks than those associated with larger, more established companies. Often the stock of these companies may be more volatile and less liquid than the stock of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

• Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments may be denominated in foreign currencies and therefore, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. Hedging the Portfolio's currency risks through foreign currency forward exchange contracts involves the risk of mismatching the Portfolio's objectives under a foreign currency forward exchange contract with the value of securities denominated in a particular currency. There is additional risk that such transactions reduce or preclude the opportunity for gain and that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

• Privately Placed and Restricted Securities. The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Past Performance

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class X shares from year to year and by showing how the average annual returns of the Portfolio's Class X shares for the one, five and 10 year periods compare with those of a broad measure of market performance over time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The Portfolio's past performance does not indicate how the Portfolio will perform in the future.

Annual Total Returns—Calendar Years

High Quarter 6/30/09: 22.87%
Low Quarter 12/31/08: –30.24%

Average Annual Total Returns For Periods Ended December 31, 2011

	Past 1 Year	Past 5 Years	Past 10 Years
Multi Cap Growth Portfolio	–6.74%	5.03%	5.40%
Russell 3000® Growth Index (reflects no deduction for fees, expenses, or taxes)[1]	2.18%	2.46%	2.74%

(1)  The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. It is not possible to invest directly in an index.

Adviser

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Portfolio is managed by members of the Growth team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Dennis P. Lynch	Managing Director	March 2006
David S. Cohen	Managing Director	March 2006
Sam G. Chainani	Managing Director	March 2006
Alexander T. Norton	Executive Director	March 2006
Jason C. Yeung	Managing Director	September 2007
Armistead B. Nash	Executive Director	September 2008

VIS — The Multi Cap Growth Portfolio
2

Purchase and Sale of Portfolio Shares

This Prospectus offers Class X shares of the Multi Cap Growth Portfolio. The Portfolio also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses. For eligibility information, contact your insurance company.

Portfolio shares will be sold at the next price calculated after we receive the redemption request on your behalf.

The Portfolio offers its shares only to insurance companies' separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

For more information, please refer to the "Shareholder Information—Purchases and Sales of Portfolio Shares" section of this Prospectus.

Tax Information

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying contract prospectus.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Portfolio through an insurance company or other financial intermediary (such as a bank), the Adviser and/or the Portfolio's "Distributor," Morgan Stanley Distribution, Inc., may pay the intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the insurance company or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

www.morganstanley.com/im

VIS — The Multi Cap Growth Portfolio
3

Portfolio Details

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

INVESTMENT OBJECTIVES

The Portfolio seeks as a primary objective growth of capital through investments in common stocks of companies believed by the Adviser to have potential for superior growth. As a secondary objective the Portfolio seeks income but only when consistent with its primary objective.

CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest primarily in equity securities and securities convertible into equity securities. The Portfolio's Adviser seeks to achieve the Portfolio's investment objectives by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell 3000® Growth Index, which as of December 31, 2011 was between $23 million and $417.5 billion.

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

Up to 25% of the Portfolio's net assets may be invested in foreign equity securities (including depositary receipts), which may include securities issued by companies located in emerging markets or developing countries. The Portfolio may invest in privately placed and restricted securities.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

The Portfolio's investments may include securities of small and medium capitalization companies. The Portfolio may also use derivative instruments as discussed herein. These derivative instruments will be counted toward the Portfolio's policy of investing primarily in equity securities and securities convertible into equity securities discussed above to the extent they have economic characteristics similar to the securities included within that policy. The Portfolio may also use foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Other Investments. The Portfolio may also invest in real estate investment trusts (commonly known as "REITs"). For additional information, see the "Additional Investment Strategy Information" section.

VIS — The Multi Cap Growth Portfolio
4

The Portfolio may invest up to 20% of its assets in corporate debt securities (including zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payments until maturity) rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), U.S. government securities, issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and preferred stocks.

In pursuing the Portfolio's investment objectives, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Adviser in its discretion may determine to use some permitted trading strategies while not using others.

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

Fixed-Income Securities. Fixed-income securities are debt securities such as bonds, notes or commercial paper. The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Portfolio's fixed-income investments may include zero coupon securities.

REITs. REITs pool investors' funds for investments primarily in real estate properties or real estate-related loans. They may also include, among other businesses, real estate developers, brokers and operating companies whose products and services are significantly related to the real estate industry such as building suppliers and mortgage lenders.

Derivatives. The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, structured investments and other related instruments and techniques.

Defensive Investing. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Adviser believes it advisable to do so.

Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objectives.

* * *

The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

VIS — The Multi Cap Growth Portfolio
5

Common Stock and Other Equity Securities. A principal risk of investing in the Portfolio is associated with the Portfolio's investments in common stock and other equity securities. In general, common stock and other equity security prices fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

Investments in convertible securities may subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

The Portfolio may invest up to 5% of its net assets in convertible securities that are rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative credit risk characteristics.

Small and Medium Capitalization Companies. The Portfolio's investments in small and medium capitalization companies carry more risk than investments in larger companies. While some of the Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter ("OTC") market. The low market liquidity of these securities may have an adverse impact on the Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for the Portfolio to obtain market quotations based on actual trades for purposes of valuing the Portfolio's securities. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Portfolio's net asset value than is customarily associated with larger, more established companies. Often small and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

Foreign and Emerging Market Securities. The Portfolio's investment in foreign securities involves risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. In addition, the prices of such securities may be susceptible to influence by large traders, due to the limited size of many foreign securities markets. Moreover, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Also, the growing interconnectivity of global economies and financial markets has increased probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

VIS — The Multi Cap Growth Portfolio
6

The foreign securities in which the Portfolio may invest may be issued by issuers located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

In connection with its investments in foreign securities, the Portfolio also may enter into foreign currency forward exchange contracts. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's objectives under a foreign currency forward exchange or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Privately Placed and Restricted Securities. The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times.

Other Risks. The performance of the Portfolio also will depend on whether or not the Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in fixed-income securities, REITs and derivatives. For more information about these risks, see the "Additional Risk Information" section.

ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

Fixed-Income Securities. Fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are

VIS — The Multi Cap Growth Portfolio
7

typically subject to greater price fluctuations than comparable securities that pay current interest). The Portfolio is not limited as to the maturities of the fixed-income securities in which it may invest. Accordingly, a rise in the general level of interest rates may cause the prices of the Portfolio's fixed-income securities to fall substantially.

REITs. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Operating REITs requires specialized management skills and the Portfolio indirectly bears REIT management expenses along with the direct expenses of the Portfolio. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objective, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Portfolio may principally use include:

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Portfolio's initial investment in such contracts.

Options. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Portfolio. If the Portfolio sells an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of

VIS — The Multi Cap Growth Portfolio
8

market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. A small percentage of swap contracts are cleared through a central clearinghouse. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Most swap agreements are generally not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. Therefore, these OTC swaps are generally subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rates or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected.

Structured Investments. The Portfolio also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency or market. Structured investments may come in various forms including notes, warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the issuer of the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

MORGAN STANLEY INVESTMENT
MANAGEMENT INC.

The Adviser, together with its affiliated asset management companies, had approximately $287.4 billion in assets under management or supervision as of December 31, 2011.

PORTFOLIO MANAGEMENT

The Fund has retained the Adviser—Morgan Stanley Investment Management Inc.—to provide investment advisory services. The Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Adviser's address is 522 Fifth Avenue, New York, NY 10036.

The Portfolio is managed by members of the Growth team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Dennis P. Lynch, David S. Cohen, Sam G. Chainani, Alexander T. Norton, Jason C. Yeung and Armistead B. Nash.

Mr. Lynch has been associated with the Adviser in an investment management capacity since 1998. Mr. Cohen has been associated with the Adviser in an investment management capacity since 1993. Mr. Chainani has been associated with the Adviser in an investment management capacity since 1996. Mr. Norton has been associated with the Adviser in an investment

VIS — The Multi Cap Growth Portfolio
9

management capacity since 2000. Mr. Yeung has been associated with the Adviser in an investment management capacity since 2002. Mr. Nash has been associated with the Adviser in an investment management capacity since 2002.

Mr. Lynch is the lead portfolio manager of the Portfolio. Messrs. Cohen, Chainani, Norton, Yeung and Nash are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change from time to time.

The Portfolio pays the Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2011, the Portfolio paid total investment advisory compensation amounting to 0.42% of the Portfolio's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2011.

VIS — The Multi Cap Growth Portfolio
10

Shareholder Information

PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Portfolio offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

If the Adviser determines that it is in the best interest of the Portfolio not to pay redemption proceeds in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Portfolio may pay a portion or all of a redemption by distributing securities held by the Portfolio. Such in-kind securities may be illiquid and difficult or impossible to sell at a time and at a price that a shareholder would like. In addition, shareholders receiving distributions in-kind may incur brokerage costs when subsequently selling shares of those securities.

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners are referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of Portfolio shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day, when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed-income securities, such as junk bonds, may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in the "Pricing Portfolio Shares" section.

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies to monitor frequent short-term trading by contract owners. However, the Portfolio or the Distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and

VIS — The Multi Cap Growth Portfolio
11

transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

PRICING PORTFOLIO SHARES

The price of Portfolio shares, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at the NYSE close (normally 4:00 p.m. Eastern time) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (e.g., a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development, which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income and capital gains distributions, if any, are declared and paid at least once per year.

VIS — The Multi Cap Growth Portfolio
12

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying contract prospectus.

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

ADDITIONAL INFORMATION

The Adviser and/or Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated broker-dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale, distribution, marketing or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's SAI.

VIS — The Multi Cap Growth Portfolio
13

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The ratio of expenses to average net assets listed in the table below is based on the average net assets of the Portfolio for each of the periods listed in the table. To the extent that the Portfolio's average net assets decrease over the Portfolio's next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.

The information for the fiscal year ended December 31, 2011 has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the SAI from the Fund's annual report, which is available upon request. The financial highlights for each of the years in the four-year period ended December 31, 2010 have been audited by another independent registered public accounting firm.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying contract prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

For the Year Ended December 31,	2011		2010^		2009^		2008^		2007^
Selected Per Share Data:
Net asset value beginning of period	$40.07		$31.42		$18.41		$35.23		$29.63
Net investment income(a)	0.01		0.06		0.11		0.03		0.21
Net realized and unrealized gain (loss)	(2.70)		8.65		12.99		(16.78)		5.57
Total from investment operations	(2.69)		8.71		13.10		(16.75)		5.78
Dividends to shareholders	(0.07)		(0.06)		(0.09)		(0.07)		(0.18)
Net asset value end of period	$37.31		$40.07		$31.42		$18.41		$35.23
Total Return(b)	(6.74)%		27.76%		71.32%		(47.62)%		19.54%
Ratio to Average Net Assets:(c)
Expenses	0.56	%(d)	0.58	%(d)	0.55	%(d)	0.55	%(d)	0.54%
Net investment income	0.03	%(d)	0.19	%(d)	0.44	%(d)	0.08	%(d)	0.66%
Rebate from Morgan Stanley affiliate	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.01%		—
Supplemental Data:
Net assets end of period (000's)	$173,284		$220,553		$202,279		$140,041		$331,243
Portfolio turnover rate	24%		29%		23%		33%		55%

^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

(a)  The per share amounts were computed using an average number of shares outstanding during the period.

(b)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

(c)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

(d)  The ratios reflect the rebate of certain Portfolio expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(e)  Amount is less than 0.005%.

VIS — The Multi Cap Growth Portfolio
14

(This page has been left blank intentionally.)

(This page has been left blank intentionally.)

Morgan Stanley Variable Investment Series

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Fund's Annual Report, Semiannual Report or Statement of Additional Information, to request information about the Portfolio or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/im.

  YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Smith Barney Financial Advisor or by visiting our Internet site.

  INFORMATION ABOUT THE FUND (including the Statement of Additional Information) can be viewed and copied at the SEC Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund and the Portfolio are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS ■ APRIL 30, 2012

VARIABLE INVESTMENT SERIES

THE MULTI CAP GROWTH PORTFOLIO

Class Y

Morgan Stanley Variable Investment Series is a mutual fund comprised of eight separate portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Multi Cap Growth Portfolio (the "Portfolio") are being offered.

Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of the variable life insurance or variable annuity contracts.

This Prospectus must be accompanied by a current prospectus for the variable life insurance and/or variable annuity contract issued by your insurance company.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Portfolio Summary	INVESTMENT OBJECTIVES	1
	FEES AND EXPENSES OF THE PORTFOLIO	1
	PORTFOLIO TURNOVER	1
	PRINCIPAL INVESTMENT STRATEGIES	1
	PRINCIPAL RISKS	1
	PAST PERFORMANCE	2
	ADVISER	2
	PURCHASE AND SALE OF PORTFOLIO SHARES	3
	TAX INFORMATION	3
	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	3
Portfolio Details	ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS	4
	PORTFOLIO MANAGEMENT	9
Shareholder Information	PURCHASES AND SALES OF PORTFOLIO SHARES	11
	FREQUENT PURCHASES AND REDEMPTIONS OF SHARES	11
	PRICING PORTFOLIO SHARES	12
	PLAN OF DISTRIBUTION	12
	DISTRIBUTIONS	13
	TAX CONSEQUENCES	13
	PORTFOLIO HOLDINGS INFORMATION	13
	ADDITIONAL INFORMATION	13
Financial Highlights		14

This Prospectus contains important information about the Multi Cap Growth Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

Portfolio Summary

Investment Objectives

The Portfolio seeks as a primary objective growth of capital through investments in common stocks of companies believed by the Adviser to have potential for superior growth. As a secondary objective the Portfolio seeks income but only when consistent with its primary objective.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Portfolio. Total annual Portfolio operating expenses in the table and the Example below do not reflect the impact of any charges by your insurance company. If they did, expenses would be higher.

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Advisory fee	0.42%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.14%
Total annual Portfolio operating expenses	0.81%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses Over Time
1 Year	3 Years	5 Years	10 Years
$83	$259	$450	$1,002

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Total annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio will normally invest primarily in equity securities and securities convertible into equity securities. The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., seeks to achieve the Portfolio's investment objectives by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell 3000® Growth Index, which as of December 31, 2011 was between $23 million and $417.5 billion.

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward.

Up to 25% of the Portfolio's net assets may be invested in foreign equity securities (including depositary receipts), which may include securities issued by companies located in emerging markets or developing countries. The Portfolio may invest in privately placed and restricted securities.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objectives and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

• Common Stock and Other Equity Securities. In general, common stock and other equity security values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

VIS — The Multi Cap Growth Portfolio

• Small and Medium Capitalization Companies. Investments in small and medium capitalization companies entail greater risks than those associated with larger, more established companies. Often the stock of these companies may be more volatile and less liquid than the stock of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

• Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments may be denominated in foreign currencies and therefore, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. Hedging the Portfolio's currency risks through foreign currency forward exchange contracts involves the risk of mismatching the Portfolio's objectives under a foreign currency forward exchange contract with the value of securities denominated in a particular currency. There is additional risk that such transactions reduce or preclude the opportunity for gain and that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

• Privately Placed and Restricted Securities. The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Past Performance

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class Y shares from year to year and by showing how the average annual returns of the Portfolio's Class Y shares for the one, five and 10 year periods compare with those of a broad measure of market performance over time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The Portfolio's past performance does not indicate how the Portfolio will perform in the future.

Annual Total Returns—Calendar Years

High Quarter 6/30/09: 22.77%
Low Quarter 12/31/08: –30.24%

Average Annual Total Returns For Periods Ended December 31, 2011

	Past 1 Year	Past 5 Years	Past 10 Years
Multi Cap Growth Portfolio	–6.97%	4.76%	5.14%
Russell 3000® Growth Index (reflects no deduction for fees, expenses, or taxes)[1]	2.18%	2.46%	2.74%

(1)  The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. It is not possible to invest directly in an index.

Adviser

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Portfolio is managed by members of the Growth team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Dennis P. Lynch	Managing Director	March 2006
David S. Cohen	Managing Director	March 2006
Sam G. Chainani	Managing Director	March 2006
Alexander T. Norton	Executive Director	March 2006
Jason C. Yeung	Managing Director	September 2007
Armistead B. Nash	Executive Director	September 2008

VIS — The Multi Cap Growth Portfolio
2

Purchase and Sale of Portfolio Shares

This Prospectus offers Class Y shares of the Multi Cap Growth Portfolio. The Portfolio also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to different expenses. For eligibility information, contact your insurance company.

Portfolio shares will be sold at the next price calculated after we receive the redemption request on your behalf.

The Portfolio offers its shares only to insurance companies' separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

For more information, please refer to the "Shareholder Information—Purchases and Sales of Portfolio Shares" section of this Prospectus.

Tax Information

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying contract prospectus.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Portfolio through an insurance company or other financial intermediary (such as a bank), the Adviser and/or the Portfolio's "Distributor," Morgan Stanley Distribution, Inc., may pay the intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the insurance company or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

www.morganstanley.com/im

VIS — The Multi Cap Growth Portfolio
3

Portfolio Details

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

INVESTMENT OBJECTIVES

The Portfolio seeks as a primary objective growth of capital through investments in common stocks of companies believed by the Adviser to have potential for superior growth. As a secondary objective the Portfolio seeks income but only when consistent with its primary objective.

CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest primarily in equity securities and securities convertible into equity securities. The Portfolio's Adviser seeks to achieve the Portfolio's investment objectives by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell 3000® Growth Index, which as of December 31, 2011 was between $23 million and $417.5 billion.

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

Up to 25% of the Portfolio's net assets may be invested in foreign equity securities (including depositary receipts), which may include securities issued by companies located in emerging markets or developing countries. The Portfolio may invest in privately placed and restricted securities.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

The Portfolio's investments may include securities of small and medium capitalization companies. The Portfolio may also use derivative instruments as discussed herein. These derivative instruments will be counted toward the Portfolio's policy of investing primarily in equity securities and securities convertible into equity securities discussed above to the extent they have economic characteristics similar to the securities included within that policy. The Portfolio may also use foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Other Investments. The Portfolio may also invest in real estate investment trusts (commonly known as "REITs"). For additional information, see the "Additional Investment Strategy Information" section.

VIS — The Multi Cap Growth Portfolio
4

The Portfolio may invest up to 20% of its assets in corporate debt securities (including zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payments until maturity) rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), U.S. government securities, issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and preferred stocks.

In pursuing the Portfolio's investment objectives, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Adviser in its discretion may determine to use some permitted trading strategies while not using others.

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

Fixed-Income Securities. Fixed-income securities are debt securities such as bonds, notes or commercial paper. The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Portfolio's fixed-income investments may include zero coupon securities.

REITs. REITs pool investors' funds for investments primarily in real estate properties or real estate-related loans. They may also include, among other businesses, real estate developers, brokers and operating companies whose products and services are significantly related to the real estate industry such as building suppliers and mortgage lenders.

Derivatives. The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, structured investments and other related instruments and techniques.

Defensive Investing. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Adviser believes it advisable to do so.

Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objectives.

* * *

The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

VIS — The Multi Cap Growth Portfolio
5

Common Stock and Other Equity Securities. A principal risk of investing in the Portfolio is associated with the Portfolio's investments in common stock and other equity securities. In general, common stock and other equity security prices fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

Investments in convertible securities may subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

The Portfolio may invest up to 5% of its net assets in convertible securities that are rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative credit risk characteristics.

Small and Medium Capitalization Companies. The Portfolio's investments in small and medium capitalization companies carry more risk than investments in larger companies. While some of the Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market ("OTC"). The low market liquidity of these securities may have an adverse impact on the Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for the Portfolio to obtain market quotations based on actual trades for purposes of valuing the Portfolio's securities. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Portfolio's net asset value than is customarily associated with larger, more established companies. Often small and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

Foreign and Emerging Market Securities. The Portfolio's investment in foreign securities involves risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. In addition, the prices of such securities may be susceptible to influence by large traders, due to the limited size of many foreign securities markets. Moreover, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Also, the growing interconnectivity of global economies and financial markets has increased probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

VIS — The Multi Cap Growth Portfolio
6

The foreign securities in which the Portfolio may invest may be issued by issuers located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

In connection with its investments in foreign securities, the Portfolio also may enter into foreign currency forward exchange contracts. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's objectives under a foreign currency forward exchange or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Privately Placed and Restricted Securities. The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times.

Other Risks. The performance of the Portfolio also will depend on whether or not the Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in fixed-income securities, REITs and derivatives. For more information about these risks, see the "Additional Risk Information" section.

ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

Fixed-Income Securities. Fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down.

VIS — The Multi Cap Growth Portfolio
7

When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest). The Portfolio is not limited as to the maturities of the fixed-income securities in which it may invest. Accordingly, a rise in the general level of interest rates may cause the prices of the Portfolio's fixed-income securities to fall substantially.

REITs. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Operating REITs requires specialized management skills and the Portfolio indirectly bears REIT management expenses along with the direct expenses of the Portfolio. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objective, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Portfolio may principally use include:

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Portfolio's initial investment in such contracts.

Options. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Portfolio. If the Portfolio sells an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. A decision as to whether, when and how to use options

VIS — The Multi Cap Growth Portfolio
8

involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. A small percentage of swap contracts are cleared through a central clearinghouse. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Most swap agreements are generally not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. Therefore, these OTC swaps are generally subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rates or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected.

Structured Investments. The Portfolio also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency or market. Structured investments may come in various forms including notes, warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the issuer of the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

MORGAN STANLEY INVESTMENT
MANAGEMENT INC.

The Adviser, together with its affiliated asset management companies, had approximately $287.4 billion in assets under management or supervision as of December 31, 2011.

PORTFOLIO MANAGEMENT

The Fund has retained the Adviser—Morgan Stanley Investment Management Inc.—to provide investment advisory services. The Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Adviser's address is 522 Fifth Avenue, New York, NY 10036.

The Portfolio is managed by members of the Growth team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Dennis P. Lynch, David S. Cohen, Sam G. Chainani, Alexander T. Norton, Jason C. Yeung and Armistead B. Nash.

Mr. Lynch has been associated with the Adviser in an investment management capacity since 1998. Mr. Cohen has been associated with the Adviser in an investment management capacity

VIS — The Multi Cap Growth Portfolio
9

since 1993. Mr. Chainani has been associated with the Adviser in an investment management capacity since 1996. Mr. Norton has been associated with the Adviser in an investment management capacity since 2000. Mr. Yeung has been associated with the Adviser in an investment management capacity since 2002. Mr. Nash has been associated with the Adviser in an investment management capacity since 2002.

Mr. Lynch is the lead portfolio manager of the Portfolio. Messrs. Cohen, Chainani, Norton, Yeung and Nash are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change from time to time.

The Portfolio pays the Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2011, the Portfolio paid total investment advisory compensation amounting to 0.42% of the Portfolio's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2011.

VIS — The Multi Cap Growth Portfolio
10

Shareholder Information

PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Portfolio offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

If the Adviser determines that it is in the best interest of the Portfolio not to pay redemption proceeds in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Portfolio may pay a portion or all of a redemption by distributing securities held by the Portfolio. Such in-kind securities may be illiquid and difficult or impossible to sell at a time and at a price that a shareholder would like. In addition, shareholders receiving distributions in-kind may incur brokerage costs when subsequently selling shares of those securities.

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners are referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of Portfolio shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day, when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed-income securities, such as junk bonds, may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in the "Pricing Portfolio Shares" section.

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies to monitor frequent short-term trading by contract owners. However, the Portfolio or the Distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and

VIS — The Multi Cap Growth Portfolio
11

transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

PRICING PORTFOLIO SHARES

The price of Portfolio shares, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at the NYSE close (normally 4:00 p.m. Eastern time) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (e.g., a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development, which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

VIS — The Multi Cap Growth Portfolio
12

DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income and capital gains distributions, if any, are declared and paid at least once per year.

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying contract prospectus.

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

ADDITIONAL INFORMATION

The Adviser and/or Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated broker-dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale, distribution, marketing or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's SAI.

VIS — The Multi Cap Growth Portfolio
13

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The ratio of expenses to average net assets listed in the table below is based on the average net assets of the Portfolio for each of the periods listed in the table. To the extent that the Portfolio's average net assets decrease over the Portfolio's next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.

The information for the fiscal year ended December 31, 2011 has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the SAI from the Fund's annual report, which is available upon request. The financial highlights for each of the years in the four-year period ended December 31, 2010 have been audited by another independent registered public accounting firm.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying contract prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

For the Year Ended December 31,	2011		2010^		2009^		2008^		2007^
Selected Per Share Data:
Net asset value beginning of period	$39.77		$31.21		$18.29		$35.06		$29.43
Net investment income (loss)(a)	(0.09)		(0.02)		0.05		(0.05)		0.13
Net realized and unrealized gain (loss)	(2.68)		8.58		12.90		(16.67)		5.54
Total from investment operations	(2.77)		8.56		12.95		(16.72)		5.67
Dividends to shareholders	—		—		(0.03)		(0.05)		(0.04)
Net asset value end of period	$37.00		$39.77		$31.21		$18.29		$35.06
Total Return(b)	(6.97)%		27.43%		70.85%		(47.75)%		19.24%
Ratio to Average Net Assets:(c)
Expenses	0.81	%(d)	0.83	%(d)	0.80	%(d)	0.80	%(d)	0.79%
Net investment income (loss)	(0.22	)%(d)	(0.06	)%(d)	0.19	%(d)	(0.17	)%(d)	0.41%
Rebate from Morgan Stanley affiliate	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.01%		—
Supplemental Data:
Net assets end of period (000's)	$49,678		$67,303		$64,122		$45,671		$107,710
Portfolio turnover rate	24%		29%		23%		33%		55%

^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

(a)  The per share amounts were computed using an average number of shares outstanding during the period.

(b)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

(c)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

(d)  The ratios reflect the rebate of certain Portfolio expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(e)  Amount is less than 0.005%.

VIS — The Multi Cap Growth Portfolio
14

(This page has been left blank intentionally.)

(This page has been left blank intentionally.)

Morgan Stanley Variable Investment Series

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Fund's Annual Report, Semiannual Report or Statement of Additional Information, to request information about the Portfolio or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/im.

  YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Smith Barney Financial Advisor or by visiting our Internet site.

  INFORMATION ABOUT THE FUND (including the Statement of Additional Information) can be viewed and copied at the SEC Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund and the Portfolio are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

MORGAN STANLEY
VARIABLE INVESTMENT SERIES

Annual Report

DECEMBER 31, 2011

The Portfolios are intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Investment Series

Letter to the Shareholders	1

Expense Example	19

Portfolios of Investments:

Money Market	23

Limited Duration	26

Income Plus	33

Global Infrastructure	43

European Equity	46

Multi Cap Growth	49

Aggressive Equity	51

Strategist	53

Financial Statements:

Statements of Assets and Liabilities	66

Statements of Operations	68

Statements of Changes in Net Assets	70

Notes to Financial Statements	78

Financial Highlights	106

Report of Independent Registered Public Accounting Firm	114

Trustee and Officer Information	115

Federal Tax Notice	120

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2011 (unaudited)

Dear Shareholder:

Investors faced a number of disappointments in 2011 but the year closed with some encouraging signs. During the year, the global economy looked less robust than many had hoped given the path of past recovery cycles. Investor confidence was further eroded by the deepening European debt crisis and policy makers' struggle to craft a truly decisive solution. Natural disasters and nuclear crisis in Japan disrupted global supply chains, and political strife in the Middle East drove oil prices higher. Political wrangling in the U.S. nearly derailed an increase to the nation's borrowing limit (failure to do so would have resulted in default) and also factored into Standard & Poor's (S&P) decision to downgrade the U.S.'s credit rating. While recession risk in developed markets seemed to be increasing, investors also worried about the potential for aggressive monetary tightening in China to slow its economy too much. Later in the year, however, signs of improvement in some U.S. economic data, a well-received plan for the euro zone, and monetary easing in the emerging markets helped risk assets to rally in the fourth quarter of 2011.

Domestic Equity Overview

The U.S. stock market (as represented by the S&P 500® Index) showed a measure of resiliency despite highly volatile conditions, recovering from earlier losses to finish the year ended December 31, 2011 with a 2.11% gain. In the first half of the year, the U.S. economy was posting disappointing numbers, the European debt crisis was intensifying, and politics became yet another element of uncertainty in an already fragile recovery, as investors worried about the ability of policy makers in the U.S. and Europe to do what was necessary to put their respective economies back on the right track.

Nevertheless, many corporations posted another year of strong profits and better-than-expected earnings. Corporate balance sheets also continued to be healthy with high levels of cash on the books. The S&P 500® Index hit its low for the year in October, but rallied to a stronger finish by year's end. Economic data improved in the fourth quarter of the year, bolstering investor confidence and supporting expectations that the fourth quarter Gross Domestic Product (GDP) growth rate could be above 3 percent (annualized).

In the U.S. equity market, large-cap stocks outperformed mid- and small-cap stocks, and growth stocks surpassed value stocks (as measured by their respective Russell indexes) for the year ended December 31, 2011.

Fixed Income Overview

Investors' preference for the relative safety of bonds helped bonds outperform equities for the year ended December 31, 2011 (as measured by the Barclays Capital U.S. Aggregate Index, which was up 7.84%, and

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2011 (unaudited) continued

the S&P 500® Index, which rose 2.11%). The Federal Reserve's second round of quantitative easing (QE2), an asset purchase program intended to stimulate the economy by encouraging banks to lend, ended in June. Amidst renewed weakness in economic indicators, the Federal Open Market Committee (FOMC) announced in September that it would extend the maturity of its Treasury holdings to put downward pressure on longer-term interest rates, in an attempt to keep borrowing costs down. In addition, to provide support to the mortgage market, the Fed will re-invest principal payments from its mortgage and agency holdings into mortgages instead of Treasuries.

Treasury bonds performed strongly during the period as risk-averse investors continued to prefer the relative safety of Treasuries, even with default fears intensifying during the debt ceiling debate in Congress and S&P's downgrade. The agency mortgage sector underperformed Treasuries with similar durations. The sector came under pressure as the Federal Housing Finance Agency (FHFA) and the government-sponsored entities (Fannie Mae and Freddie Mac) announced changes to the Home Affordable Refinance program (HARP) to help borrowers re-finance. After spreads versus Treasuries narrowed earlier in the year, the investment-grade corporate sector suffered in the second half of the year amid the increased risk aversion due to the European debt crisis and signs of slowing economic growth. Conditions for the money markets remained challenging, as yields on the short end of the curve remained anchored by the Fed's near-zero interest rate policy. The Fed indicated in its August 2011 statement that it may continue to maintain its federal funds target rate near zero through mid-2013. The money markets were also disrupted during the period by concerns about U.S. money funds' exposure to European banks' commercial paper.

International Equity Overview

While the U.S. equity market finished the year essentially flat, many international markets posted declines for the year ended December 31, 2011. The MSCI EAFE Index, a measure of developed market equities (excluding the U.S.), fell 12.14% and the MSCI Emerging Markets Index, declined 18.42% for the year ended December 31, 2011.

European markets were hurt by headlines coming out of the debt crisis. Greece appeared on the verge of insolvency and some feared that Italy would be next. Exposure to euro-zone debt made European banks, particularly those in France (a so-called "core" country) look vulnerable, and S&P warned in December of a potential downgrade of all euro zone member countries. Summits throughout the year yielded some quick fixes and the plan announced later in the year was especially well received, but still fell short of addressing some of the major issues. Elsewhere, emerging markets felt the impact of problems in the developed world

2

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2011 (unaudited) continued

and heightened risk aversion among investors contributed to volatility in emerging market asset prices. In Japan, the earthquake, tsunami, and nuclear disaster, coupled with a strong yen, kept share prices depressed.

Money Market Portfolio

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in such funds.

As of December 31, 2011, Variable Investment Series – Money Market Portfolio had net assets of approximately $107 million with an average portfolio maturity of 18 days. For the seven-day period ended December 31, 2011, the Portfolio's Class X shares provided an effective annualized yield of 0.01% (subsidized) and – 0.43% (non-subsidized) and a current yield of 0.01% (subsidized) and – 0.43% (non-subsidized), while its 30-day moving average yield for December 31, 2011 was 0.01% (subsidized) and – 0.43% (non-subsidized). Yield quotations more closely reflect the current earnings of the Portfolio. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. For the 12-month period ended December 31, 2011, the Portfolio's Class X shares returned 0.01%. Past performance is no guarantee of future results.

For the seven-day period ended December 31, 2011, the Portfolio's Class Y shares provided an effective annualized yield of 0.01% (subsidized) and – 0.68% (non-subsidized) and a current yield of 0.01% (subsidized) and – 0.68% (non-subsidized), while its 30-day moving average yield for December 31, 2011 was 0.01% (subsidized) and – 0.68% (non-subsidized). Yield quotations more closely reflect the current earnings of the Portfolio. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. For the 12-month period ended December 31, 2011, the Portfolio's Class Y shares returned 0.01%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

We remained cautious in our management of the portfolios throughout the period. We remain quite comfortable in our conservative approach to managing our money market funds. We believe our investment process and focus on credit research and risk management, combined with the high degree of liquidity and short maturity position of our funds has put us in a favorable position to respond to market uncertainty. We expect to maintain conservative, liquid and short weighted average maturity (WAM) and

3

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2011 (unaudited) continued

weighted average life (WAL) portfolios, and continue to selectively, and prudently, look for opportunities in the market to take advantage of the positioning of our portfolios. With the continued volatility and uncertainty in the market we believe we remain positioned extremely well for this environment.

With the market continuing to focus on events in Europe and the health of European banks, wholesale funding conditions remained challenged and LIBOR levels continued to increase. As such, we focused most of our investment activity on the short end of the money market curve, primarily in the one through three month sector.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

4

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2011 (unaudited) continued

Limited Duration Portfolio

For the 12-month period ended December 31, 2011, Variable Investment Series – Limited Duration Portfolio Class X shares produced a total return of 2.75%, underperforming the Barclays Capital U.S. Government/Credit Index (1-5 Year) (the "Index"), which returned 3.14%. For the same period, the Portfolio's Class Y shares returned 2.45%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The Portfolio was overweight the credit sector, which detracted from relative performance. Short maturity corporate spreads versus Treasuries widened by almost 80 basis points. The financial sector (in which the Portfolio had exposure) was the worst performing sector, with spreads ending the year about 150 basis points wider.

The Portfolio was positioned to benefit from an anticipated flattening (a reduction in the difference of yield spreads) between the short and intermediate points of the yield curve. This trade was unwound profitably in the third quarter. The Portfolio's allocation to asset-backed securities, which are not represented in the Index, also helped performance as spreads in the sector narrowed during the year.

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2011

	1 Year	5 Years	10 Years	Since Inception*
Class X	2.75%	–0.52%	1.11%	1.98%
Class Y	2.45%	–0.74%	0.86%	1.62%

(1)  Ending value on December 31, 2011 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Barclays Capital U.S. Government/Credit Index (1-5 Year) tracks the performance of U.S. government and corporate obligations, including U.S. government agency and Treasury securities, and corporate and Yankee bonds with maturities of one to five years. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of May 4, 1999 for Class X and June 5, 2000 for Class Y.

5

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2011 (unaudited) continued

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Income Plus Portfolio

For the 12-month period ended December 31, 2011, Variable Investment Series – Income Plus Portfolio Class X shares produced a total return of 5.01%, underperforming the Barclays Capital U.S. Corporate Index (the "Index"), which returned 8.15%. For the same period, the Portfolio's Class Y shares returned 4.71%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The Portfolio began the year overweight investment grade corporate bonds, and with exposure to high yield corporates and convertible bonds as well. These positions were initiated to benefit from a continuing global economic recovery and rally in risky assets. These overweight positions, particularly in investment grade corporate bonds, contributed positively to performance during the first half of 2011. Most of the outperformance came from the financial sector (banking, insurance, finance and real estate investment trusts), which collectively represented the Portfolio's largest overweight relative to the Index. Our preference for owning these positions remains predicated on the belief that

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2011

	1 Year	5 Years	10 Years	Since Inception*
Class X	5.01%	6.31%	5.97%	7.26%
Class Y	4.71%	6.05%	5.70%	6.45%

(1)  Ending value on December 31, 2011 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Barclays Capital U.S. Corporate Index covers U.S. dollar-denominated, investment-grade, fixed rate, taxable securities sold by industrial, utility and financial issuers. It includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of March 1, 1987 for Class X and June 5, 2000 for Class Y.

6

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2011 (unaudited) continued

these companies will continue to increase capital while working to reduce balance sheet risks.

However, these overweight positions hurt the Portfolio in the second half of 2011 as risky assets responded negatively to the deteriorating European sovereign debt crisis and slower global growth. Volatility and spread widening was especially notable in the banking sector, the Portfolio's largest overweight position, as the sector faced a particularly challenging environment. Investors were concerned about banks' exposure to European sovereign debt and the regulatory requirements for holding such debt in their portfolios, as well as the broader backdrop of slower economic growth. The Portfolio benefited from underweights to select non-financial sectors, such as railroads and health care; although gains made by these positions did not offset underperformance from other holdings in the Portfolio. While volatility is likely to continue in 2012, we believe strong credit fundamentals should ultimately lead to tighter corporate credit spreads as macro concerns subside and global economic growth stabilizes.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Global Infrastructure Portfolio

For the 12-month period ended December 31, 2011, Variable Investment Series – Global Infrastructure Portfolio Class X shares produced a total return of 16.07%, outperforming the Dow Jones Brookfield

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2011

	1 Year	5 Years	10 Years	Since Inception*
Class X	16.07%	3.51%	5.99%	7.72%
Class Y	15.82%	3.25%	5.73%	2.42%

(1)  Ending value on December 31, 2011 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  Dow Jones Brookfield Global Infrastructure IndexSM is a float-adjusted market capitalization weighted index that measures the stock performance of companies that exhibit strong infrastructure characteristics. The Index intends to measure all sectors of the infrastructure market. The Index was first published in July 2008; however, back-tested hypothetical performance information is available for this Index since December 31, 2002. Returns are calculated using the return data of the S&P Global BMI Index through December 31, 2002 and the return data of the Dow Jones Brookfield Global Infrastructure Index for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Standard & Poor's Global BMI Index (S&P Global BMI Index) is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. As of the date of this Report, there are approximately 11,000 index members representing 26 developed and 20 emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of March 1, 1990 for Class X and June 5, 2000 for Class Y.

7

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2011 (unaudited) continued

Global Infrastructure Index (the "Index"), which returned 13.75%, and the S&P Global BMI Index, which returned – 7.72%. For the same period, the Portfolio's Class Y shares returned 15.82%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Infrastructure shares appreciated 13.75% during the period, as measured by the Index. Among the major infrastructure sectors, the gas midstream, pipeline companies, and transmission and distribution sectors exhibited relative outperformance, while the toll road, European regulated utilities, and communications sectors underperformed the Index. Gas distribution utilities performed in-line with the Index for the year. Among the smaller sectors, the water sector exhibited modest relative underperformance, and the ports and airport sectors exhibited meaningful relative underperformance.

For the year ended December 31, 2011, the Portfolio realized favorable performance from both bottom-up stock selection and top-down allocation, with bottom-up stock selection being the more significant driver of outperformance. From a bottom-up perspective, stock selection was particularly favorable in the toll roads, gas distribution utilities sectors, and European regulated utilities, and stock selection in all sectors was favorable or neutral aside from slight underperformance in the communications sector. From a top-down perspective, our positioning was favorable in all sectors except for underweights to the gas midstream and transmission and distribution sectors.

Concerning the broader equity markets, 2011 was characterized by significant equity market (and credit market outside North America) volatility brought on by investor uncertainty over the health of credit/lending markets, national banking systems, and government fiscal balance sheets across the globe, and the potential for credit market and balance sheet weakness to put significant pressure on various national economies. While no region was spared entirely, the U.S. equity markets outperformed their regional counterparts, with meaningful declines in the European and Asia Pacific stock markets.

Despite broader macroeconomic uncertainty, operating trends within infrastructure remained quite resilient in 2011 and were the primary cause for infrastructure stock outperformance relative to the broader global equity markets, as measured by the MSCI World Index. Favorable operating fundamentals spanned most infrastructure sectors in 2011 but were most readily apparent in the energy infrastructure category in North America, where the buildout of new long-haul pipelines for crude oil transportation and gathering and processing networks associated with natural gas and natural gas liquids (NGLs) continued to be robust.

8

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2011 (unaudited) continued

Backlog for projects associated with this area of infrastructure extends out for the next several years, and the medium to longer-term attractiveness of this sector was underscored by a number of merger and acquisition (M&A) transactions that occurred within the sector in 2011. Another area of robust growth in 2011 was communications, where wireless phone providers struggled to keep up with the ever-increasing demand brought on by incremental smartphone usage. While this increased demand did not translate into stock outperformance for our wireless tower companies in the past year, this incremental demand has only reinforced what is already a multi-year backlog of equipment enhancements and new tower builds needed to meet wireless carrier needs. It is worth pointing out that despite significant share price underperformance in 2011 of companies in the ports and airport infrastructure sectors, operating trends even for these companies were favorable, with most companies reporting year-over-year volume growth and price/tariff increases.

We remain committed to our core investment philosophy as an infrastructure value investor. As value-oriented, bottom-up driven investors, our investment perspective is that over the medium and long-terms, the key factor in determining the performance of infrastructure securities will be underlying infrastructure asset values. Given the large and growing private infrastructure market, we believe that there are limits as to the level of premium or discount at which the public sector should trade relative to its underlying private infrastructure value. These limits can be viewed as the point at which the arbitrage opportunity between owning infrastructure in the private versus public markets becomes compelling. In aiming to achieve core infrastructure exposure in a cost-effective manner, we invest in equity securities of publicly listed infrastructure companies we believe offer the best value relative to their underlying infrastructure value and intrinsic value growth prospects. Our research currently leads us to an overweighting in the Portfolio (amongst the largest sectors) to a group of companies in the communications, gas distribution, toll roads, and pipeline companies sectors, and an underweighting to companies in the transmission and distribution, gas midstream, and European regulated utilities sectors.

Looking toward 2012, we are most positive regarding our positions in Asia in the utility (particularly gas distribution) and toll road sectors, which we believe have the most favorable risk-return characteristics in our investment universe and possess a compelling combination of meaningful discounts to intrinsic value and strong growth outlooks. We believe operating results for companies in these two sectors should remain favorable despite the potential for a more moderate growth trajectory in China. We are also favorable on companies within the communications sector, which while trading at more modest discounts than our overweight positions in Asia, in our view continue to possess very resilient secular fundamental trends and may produce sustainable cash flow growth that is not currently fully reflected in share prices. For energy

9

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2011 (unaudited) continued

infrastructure, while we believe fundamental trends will remain strong in the coming year, we are more cautious on valuations, in particular in the midstream sector, where we believe near-term valuation levels are stretched relative to historical levels. Due to these stretched near-term valuation levels and operating fundamentals that are more sensitive to volume and end-product pricing relative to the pipeline sector, our preference is to favor pipelines. For electricity transmission and distribution and gas distribution utilities in North America, we find current valuations less favorable, but acknowledge the appeal of these companies among certain investors looking for safety in an uncertain macroeconomic environment. Finally, we expect to remain selective in the European regulated utility sector due to ongoing regulatory risk, in particular for those utilities in continental Europe.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

European Equity Portfolio

For the 12-month period ended December 31, 2011, Variable Investment Series – European Equity Portfolio Class X shares produced a total return of – 9.64%, outperforming the MSCI Europe Index (the "Index"), which returned – 11.06%. For the same period, the Portfolio's Class Y shares returned – 9.85%. Past performance is no guarantee of future results.

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2011

	1 Year	5 Years	10 Years	Since Inception*
Class X	–9.64%	–3.90%	2.87%	8.11%
Class Y	–9.85%	–4.13%	2.62%	–0.14%

(1)  Ending value on December 31, 2011 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Morgan Stanley Capital International (MSCI) Europe Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of March 1, 1991 for Class X and June 5, 2000 for Class Y.

10

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2011 (unaudited) continued

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

In the 12-month period, the European market was turbulent, with shifting investor sentiment driving sharp swings in sector performance. Nevertheless, we can identify a clear trend of outperformance among more defensive (or less economically sensitive) sectors, such as health care equipment and food, beverage and tobacco, along with some of the more cyclical (or economically sensitive) industries such as energy and luxury goods. The latter were driven mainly by demand from emerging markets, as the developed western economies continued their long-term deleveraging process.

On an industry level, key contributors included both stock selection and an overweight allocation to energy. In particular, performance was bolstered by a position in a U.K. oil and drilling company, which delivered promising exploration results in new fields off the coast of Brazil and in West Africa. Stock selection in capital goods; food, beverage and tobacco; commercial services; and telecommunications also aided relative returns. Notable positions within these industries included two U.K. tobacco companies, whose stable cash flow generation, earnings visibility and emerging markets exposure helped boost both sales and prices. Positive relative performance was also driven by exposure to a U.K. industrial company with a high proportion of recurring revenues from maintenance and services, which provided some stability to the company's revenue stream. A U.K. food supermarket chain that successfully expanded its distribution efforts in southeast England and gained market share against larger competitors was also a top contributor to performance during the period. In addition, underweight positions in diversified financials and technology, along with an overweight allocation to pharmaceuticals, were additive.

Detractors from performance included stock selection in automobiles and components, retailing, consumer services, and materials. Among the weakest performers within these industries were a Luxembourg-based global steel producer, a U.K. diversified mining company, a German consumer retailer and a France-based worldwide hotel chain operator. These holdings underperformed during the period due to concerns about the global economic recovery.

Although the financials sector overall was a positive contributor to performance during the period, not surprisingly, some of the Portfolio's weakest performing holdings included two French banks with exposure to Italy, which has been under scrutiny from institutional investors recently due to its lack of economic growth and high level of debt, and a U.K. bank. It will take a while before the sovereign debt crisis and deleveraging can be considered behind us. In the second half of the year, we selectively continued

11

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2011 (unaudited) continued

to add to our position in financials, where the Portfolio is still underweight — although within the sector it is now overweight retail banks.

On a country level, key contributors to performance included both stock selection and an overweight allocation to the U.K. along with stock selection in Switzerland and Finland. In addition, the Portfolio's underweight allocation to two troubled peripheral countries (Italy and Greece) was positive for the overall performance. On the contrary, the primary detractors from performance were stock selection in France, Germany and Sweden.

The outlook for the European economy worsened in the second half of 2011. Economists now do not exclude the chance of a mild temporary recession in Europe in the first half of 2012. We acknowledge a slowdown in the economy and we believe that a mild recession is already priced in the current valuations. Concerns remain on sovereign debt for some peripheral countries, but we believe that the current scenario provides opportunities in the market. We expect that the European economy should be a major beneficiary of a global recovery, with its high exposure to emerging markets. We see recent weakness in the market as an opportunity to selectively add stocks to the Portfolio, as European valuations are cheap compared to historical levels, in our view. We believe that European equities are well positioned to be a positive surprise for the years to come, especially once we have more visibility from politicians on the outcome of the euro crisis. Our investment approach remains the same. We continue to seek high quality companies that we believe have high earnings visibility and predictability, stable and strong cash flow and low levels of debt trading at attractive valuations.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

12

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2011 (unaudited) continued

Multi Cap Growth Portfolio

For the 12-month period ended December 31, 2011, Variable Investment Series – Multi Cap Growth (formerly Capital Opportunities) Portfolio Class X shares produced a total return of – 6.74%, underperforming the Russell 3000® Growth Index (the "Index"), which returned 2.18%. For the same period, the Portfolio's Class Y shares returned – 6.97%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Stock selection in the consumer discretionary sector detracted the most from relative performance during the period. A video streaming service, an online retailer, and a South African diversified media company (not represented in the Index) were among the weakest-performing holdings. Stock selection in the financial services sector also dampened performance, with negative performance driven by a holding in an independent investment bank and out-of-benchmark exposures to a Brazilian securities exchange operator and a global property, power and infrastructure asset management company based in Canada. Stock selection and an overweight allocation in the materials and processing sector were disadvantageous as well. Two mineral mining companies were the main detractors.

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2011

	1 Year	5 Years	10 Years	Since Inception*
Class X	–6.74%	5.03%	5.40%	10.71%
Class Y	–6.97%	4.76%	5.14%	1.26%

(1)  Ending value on December 31, 2011 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of March 9, 1984 for Class X and June 5, 2000 for Class Y.

13

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2011 (unaudited) continued

However, the technology sector was the main positive contributor to performance. The sector was led by a personal computer, mobile communications, and media devices manufacturer and a Chinese internet search provider (which is not represented in the Index).

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Aggressive Equity Portfolio

For the 12-month period ended December 31, 2011, Variable Investment Series – Aggressive Equity Portfolio Class X shares produced a total return of – 7.33%, underperforming the Russell 3000® Growth Index (the "Index"), which returned 2.18%. For the same period, the Portfolio's Class Y shares returned – 7.59%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Stock selection in the consumer discretionary sector detracted the most from relative performance during the period. A video streaming service, an online retailer, and a South African diversified media company (not represented in the Index) were among the weakest-performing holdings. Stock

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2011

	1 Year	5 Years	10 Years	Since Inception*
Class X	–7.33%	3.90%	5.87%	4.83%
Class Y	–7.59%	3.64%	5.60%	1.59%

(1)  Ending value on December 31, 2011 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of May 4, 1999 for Class X and June 5, 2000 for Class Y.

14

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2011 (unaudited) continued

selection in the financial services sector also dampened performance, with negative performance driven by a holding in an independent investment bank, and out-of-benchmark exposures to a Brazilian securities exchange operator and a global property, power and infrastructure asset management company based in Canada. Stock selection and an overweight allocation in the materials and processing sector were disadvantageous as well. Two mineral mining companies were the main detractors.

However, the technology sector was the main positive contributor to performance. The sector was led by a personal computer, mobile communications, and media devices manufacturer and a Chinese internet search provider (which is not represented in the Index).

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Strategist Portfolio

For the 12-month period ended December 31, 2011, Variable Investment Series – Strategist Portfolio Class X shares produced a total return of – 7.96%, underperforming the S&P 500® Index (the "Index"), which returned 2.11%, and underperforming the Barclays Capital U.S. Government/Credit Index, which returned 8.74%. For the same period, the Portfolio's Class Y shares returned – 8.13%. Past performance is no guarantee of future results.

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2011

	1 Year	5 Years	10 Years	Since Inception*
Class X	–7.96%	–0.56%	4.28%	7.46%
Class Y	–8.13%	–0.81%	4.02%	2.49%

(1)  Ending value on December 31, 2011 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Standard & Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Barclays Capital U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of March 1, 1987 for Class X and June 5, 2000 for Class Y.

15

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2011 (unaudited) continued

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Strategist Portfolio's flexible investment approach allows investment across stocks, bonds, cash and other investment classes. To determine the specific allocation among asset classes throughout the period, we rigorously evaluate a comprehensive array of quantitative and qualitative factors. The quantitative analysis comprises an extensive "top-down" asset class review of many macroeconomic variables, with primary focus on three core factors: monetary policy and its impact on liquidity, inflation trends and corporate profitability. A second, more qualitative process then broadens the analysis to determine which sectors and industries would offer the best opportunities, in our view, given the macroeconomic climate. Individual holdings are then selected to provide desired exposure to asset classes and sectors.

Portfolio returns over the course of 2011 did not match our historic track record or the underlying performance of our benchmarks. While the portfolio management team's research and portfolio construction disciplines did not change, the market's appetite for risk remained quite low, creating an unfavorable environment for most value plays. Additionally, our view that economic growth would resume in early 2011, supported by the rise in U.S. government bond yields and the improvement in a number of macroeconomic indicators (such as consumer confidence, corporate profits, survey data, etc.), fell short as oil prices spiked in the first quarter and the Japanese earthquake and tsunami disrupted an already fragile global supply chain.

After outperforming our Lipper Variable Annuity Flexible Portfolio Underlying Funds category peer group in the first quarter of 2011, the Strategist Portfolio underperformed those same peers over the balance of the year. While the economic recovery finally took hold in the U.S. during the fourth quarter, our pivot back to a defensive, cash-rich asset allocation during the summer prevented our investors from fully capitalizing on the "risk rally" that ensued.

In November, we shifted our asset allocation relative to an average balanced fund to an equal weight position in equities (55% percent of total Portfolio assets), a slight overweight position in cash (19%), and an underweight position in fixed income (26%), and in turn outperformed our category peer group for the month ended December 31, 2011. At year-end, the Portfolio's asset allocation stood at approximately 56% equities (versus an average balanced fund's weight of 55%), 26% fixed income (versus an average balanced fund's weight of 35%) and 18% cash equivalents (versus an average balanced fund's weight of 10%).

16

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2011 (unaudited) continued

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

We appreciate your ongoing support of Morgan Stanley Variable Investment Series and look forward to continuing to serve your investment needs.

Very truly yours,

Arthur Lev
President and Principal Executive Officer

17

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2011 (unaudited) continued

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q and monthly holdings for each money market fund on Form N-MFP. Morgan Stanley does not deliver these reports to shareholders, nor are the first and third fiscal quarter reports posted to the Morgan Stanley public web site. However, the holdings for each money market fund are posted to the Morgan Stanley public web site. You may obtain the Form N-Q filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Portfolio's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC's web site at http://www.sec.gov.

18

Morgan Stanley Variable Investment Series

Expense Example ■ December 31, 2011 (unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 07/01/11 – 12/31/11.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

19

Morgan Stanley Variable Investment Series

Expense Example ■ December 31, 2011 (unaudited) continued

Money Market

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/11	12/31/11	07/01/11 – 12/31/11
Class X
Actual (0.01% return)	$1,000.00	$1,000.10	$1.40
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.66	$1.42
Class Y
Actual (0.01% return)	$1,000.00	$1,000.10	$1.40
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.66	$1.42

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.28% and 0.28% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 0.60% and 0.85% for Class X and Class Y shares, respectively.

Limited Duration

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/11	12/31/11	07/01/11 – 12/31/11
Class X
Actual (0.79% return)	$1,000.00	$1,007.90	$3.19
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.03	$3.21
Class Y
Actual (0.66% return)	$1,000.00	$1,006.60	$4.45
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.77	$4.48

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.63% and 0.88% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Income Plus

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/11	12/31/11	07/01/11 – 12/31/11
Class X
Actual (1.37% return)	$1,000.00	$1,013.70	$3.05
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.18	$3.06
Class Y
Actual (1.19% return)	$1,000.00	$1,011.90	$4.31
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.92	$4.33

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.60% and 0.85% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

20

Morgan Stanley Variable Investment Series

Expense Example ■ December 31, 2011 (unaudited) continued

Global Infrastructure

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/11	12/31/11	07/01/11 – 12/31/11
Class X
Actual (3.56% return)	$1,000.00	$1,035.60	$4.52
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.77	$4.48
Class Y
Actual (3.45% return)	$1,000.00	$1,034.50	$5.79
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.51	$5.75

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.88% and 1.13% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

European Equity

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/11	12/31/11	07/01/11 – 12/31/11
Actual (-16.58% return)	$1,000.00	$834.20	$4.62
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.16	$5.09
Class Y
Actual (-16.69% return)	$1,000.00	$833.10	$5.78
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.90	$6.36

  @  Expenses are equal to the Portfolio's annualized expense ratios of 1.00% and 1.25% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Multi Cap Growth

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/11	12/31/11	07/01/11 – 12/31/11
Actual (-11.23% return)	$1,000.00	$887.70	$2.62
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.43	$2.80
Class Y
Actual (-11.33% return)	$1,000.00	$886.70	$3.80
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.17	$4.08

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.55% and 0.80% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

21

Morgan Stanley Variable Investment Series

Expense Example ■ December 31, 2011 (unaudited) continued

Aggressive Equity

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/11	12/31/11	07/01/11 – 12/31/11
Class X
Actual (-11.49% return)	$1,000.00	$885.10	$5.18
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.71	$5.55
Class Y
Actual (-11.60% return)	$1,000.00	$884.00	$6.36
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.45	$6.82

  @  Expenses are equal to the Portfolio's annualized expense ratios of 1.09% and 1.34% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Strategist

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/11	12/31/11	07/01/11 – 12/31/11
Class X
Actual (-8.93% return)	$1,000.00	$910.70	$2.89
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.18	$3.06
Class Y
Actual (-9.04% return)	$1,000.00	$909.60	$4.09
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.92	$4.33

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.60% and 0.85% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 0.63% and 0.88% for Class X and Class Y shares, respectively.

22

Morgan Stanley Variable Investment Series - Money Market

Portfolio of Investments ■ December 31, 2011

PRINCIPAL AMOUNT IN THOUSANDS		ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
	Repurchase Agreements (52.8%)
$20,000	Bank of Nova Scotia, (dated 12/30/11; proceeds $20,000,067; fully collateralized by U.S. Government Obligations; U.S. Treasury Bond 8.00% due 11/15/21; U.S. Treasury Note 1.75% due 03/31/14; valued at $20,400,125)	0.03%	01/03/12	$20,000,000
11,655	BNP Paribas Securities Corp., (dated 12/30/11; proceeds $11,655,039; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 4.50% due 11/15/15; valued at $11,888,156)	0.03	01/03/12	11,655,000
5,000	Credit Agricole CIB, (dated 12/30/11; proceeds $5,000,017; fully collateralized by a U.S. Government Obligation; U.S. Treasury Bond 3.38% due 04/15/32; valued at $5,100,044)	0.03	01/03/12	5,000,000
5,000	ING Financial Markets LLC, (dated 12/30/11; proceeds $5,000,008; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 2.34% due 10/01/33; valued at $5,159,524)	0.03	01/03/12	5,000,000
15,000	TD Securities USA LLC, (dated 12/30/11; proceeds $15,000,017; fully collateralized by a U.S. Government Obligation; U.S. Treasury Bond 3.88% due 04/15/29; valued at $15,300,158)	0.01	01/03/12	15,000,000
	Total Repurchase Agreements (Cost $56,655,000)			56,655,000
	Commercial Paper (26.1%)
	Domestic Bank (2.6%)
2,730	HSBC Bank USA	0.24	02/21/12	2,729,053
	International Banks (23.5%)
4,705	ABN Amro Funding USA LLC (a)	0.52 - 0.61	01/26/12 - 01/31/12	4,702,837
5,000	Deutsche Bank Financial LLC	0.25	01/05/12	4,999,826
5,000	ING US Funding LLC	0.15	01/05/12	4,999,896
3,000	Nordea North America, Inc.	0.52	03/15/12	2,996,781
3,000	Oversea Chinese Banking	0.43	01/17/12 - 01/19/12	2,999,367

See Notes to Financial Statements
23

Morgan Stanley Variable Investment Series - Money Market

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
$1,000	UOB Funding LLC	0.41%	01/09/12	$999,899
3,500	Westpac Securities NZ Ltd. (a)	0.43	02/03/12	3,498,612
				25,197,218
	Total Commercial Paper (Cost $27,926,271)			27,926,271
	Certificates of Deposit (9.3%)
	International Banks
4,000	Skandin Ens Banken	0.38	02/03/12	4,000,000
4,000	Sumitomo Mitsui Banking Corp.	0.21	01/12/12	4,000,000
2,000	Svenska Handelsbanken AB	0.39 - 0.55	02/06/12 - 04/16/12	2,000,020
	Total Certificates of Deposit (Cost $10,000,020)			10,000,020

		COUPON RATE(b)	DEMAND DATE(c)
	Floating Rate Notes (9.3%)
	International Banks
2,000	ANZ National International Ltd. (a)	0.61%	03/12/12	06/12/12	2,000,000
4,000	Barclays Bank PLC	0.48	02/06/12	11/05/12	4,000,000
3,000	Royal Bank of Canada	0.51	02/27/12	02/27/12	3,000,000
1,000	Westpac Banking Corp.	0.62	04/05/12	07/05/12	1,000,000
	Total Floating Rate Notes (Cost $10,000,000)				10,000,000
	Tax-Exempt Instruments (2.8%)
	Weekly Variable Rate Bonds
3,000	Miami-Dade County, FL, Professional Sports Franchise Facilities Tax Ser 2009 E (Cost $3,000,000)	0.09	01/06/12	10/01/48	3,000,000

Total Investments (Cost $107,581,291)	100.3%	107,581,291
Liabilities in Excess of Other Assets	(0.3)	(301,183)
Net Assets	100.0%	$107,280,108

See Notes to Financial Statements
24

Morgan Stanley Variable Investment Series - Money Market

Portfolio of Investments ■ December 31, 2011 continued

  (a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (b)  Rate shown is the rate in effect at December 31, 2011.

  (c)  Date of next interest rate reset.

SUMMARY OF INVESTMENTS

MATURITY SCHEDULE†

1 - 30 Days	74%
31 - 60 Days	19
61 - 90 Days	5
91 - 120 Days	2
100%

†  As a percentage of total investments.

See Notes to Financial Statements
25

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2011

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Corporate Bonds (57.6%)
	Basic Materials (3.5%)
$350	Anglo American Capital PLC (United Kingdom) (a)	9.375%	04/08/14	$399,747
190	ArcelorMittal (Luxembourg)	9.00	02/15/15	210,205
230	Barrick Gold Corp. (Canada)	1.75	05/30/14	232,404
350	Dow Chemical Co. (The)	5.90	02/15/15	389,733
115	Ecolab, Inc.	3.00	12/08/16	119,093
260	Kinross Gold Corp. (Canada) (a)	3.625	09/01/16	253,582
350	Potash Corp. of Saskatchewan, Inc. (Canada)	5.25	05/15/14	384,340
				1,989,104
	Communications (5.7%)
375	AT&T, Inc.	2.50	08/15/15	388,637
300	Comcast Corp.	6.50	01/15/15	340,328
215	COX Communications, Inc.	4.625	06/01/13	226,723
220	DirecTV Holdings LLC/DirecTV Financing Co., Inc.	4.75	10/01/14	237,790
290	NBC Universal Media LLC	2.10	04/01/14	294,939
145	News America, Inc.	5.30	12/15/14	158,031
375	Telecom Italia Capital SA (Italy)	5.25	11/15/13	360,375
200	Time Warner Cable, Inc.	8.25	02/14/14	225,542
250	Verizon Communications, Inc.	1.25	11/03/14	251,411
350	Viacom, Inc.	4.375	09/15/14	375,177
340	Vodafone Group PLC (United Kingdom)	5.00	12/16/13	364,990
				3,223,943
	Consumer, Cyclical (2.4%)
305	Best Buy Co., Inc.	3.75	03/15/16	300,758
280	Daimler Finance North America LLC (a)	1.875	09/15/14	278,666
220	Home Depot, Inc.	5.40	03/01/16	254,333
420	Marriott International, Inc.	4.625	06/15/12	425,536
135	Wesfarmers Ltd. (Australia) (a)	2.983	05/18/16	136,213
				1,395,506
	Consumer, Non-Cyclical (6.6%)
250	Altria Group, Inc.	4.125	09/11/15	271,633
165	Anheuser-Busch InBev Worldwide, Inc. (Belgium)	4.125	01/15/15	178,024
205	Anheuser-Busch InBev Worldwide, Inc. (Belgium)	5.375	11/15/14	227,934
200	Aristotle Holding, Inc. (a)	2.75	11/21/14	202,564
265	Bacardi Ltd. (Bermuda) (a)	7.45	04/01/14	298,836
260	Bunge Ltd. Finance Corp.	5.35	04/15/14	272,848
330	Delhaize Group SA (Belgium)	5.875	02/01/14	358,350
350	Gilead Sciences, Inc.	3.05	12/01/16	358,627
300	Kraft Foods, Inc.	6.75	02/19/14	333,569

See Notes to Financial Statements
26

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$225	Kroger Co. (The)	7.50%	01/15/14	$251,575
370	McKesson Corp.	3.25	03/01/16	391,961
320	Quest Diagnostics, Inc.	3.20	04/01/16	331,661
250	Stryker Corp.	2.00	09/30/16	256,122
				3,733,704
	Energy (2.3%)
225	Enterprise Products Operating LLC, Series O	9.75	01/31/14	260,032
380	Marathon Petroleum Corp.	3.50	03/01/16	387,171
320	Plains All American Pipeline LP/PAA Finance Corp.	4.25	09/01/12	326,474
305	Spectra Energy Capital LLC	5.90	09/15/13	324,869
				1,298,546
	Finance (31.1%)
265	ABB Treasury Center USA, Inc. (Switzerland) (a)	2.50	06/15/16	266,745
255	Abbey National Treasury Services PLC (United Kingdom)	2.875	04/25/14	237,854
575	Abbey National Treasury Services PLC (United Kingdom) (a)	3.875	11/10/14	539,997
110	Aflac, Inc.	3.45	08/15/15	113,614
475	American Express Co.	7.25	05/20/14	530,763
260	American International Group, Inc.	3.65	01/15/14	252,639
230	Banco Bradesco SA (Brazil) (a)	4.125	05/16/16	233,105
620	Bank of America Corp., Series 1	3.75	07/12/16	574,654
405	Bank One Corp.	5.25	01/30/13	418,878
315	Barclays Bank PLC (United Kingdom)	2.50	01/23/13	313,737
330	BBVA Bancomer SA (Mexico) (a)	4.50	03/10/16	325,050
200	BBVA US Senior SAU (Spain)	3.25	05/16/14	189,551
320	BNP Paribas SA (France)	3.60	02/23/16	300,435
205	BP Capital Markets PLC (United Kingdom)	3.875	03/10/15	219,065
390	Canadian Imperial Bank of Commerce (Canada)	1.45	09/13/13	390,154
300	Capital One Financial Corp.	7.375	05/23/14	329,795
500	Cie de Financement Foncier (France) (a)	2.25	03/07/14	491,755
475	Citigroup, Inc. (See Note 6)	4.587	12/15/15	478,467
575	Commonwealth Bank of Australia (Australia) (a)	2.75	10/15/12	581,718
340	Credit Suisse (Switzerland)	5.50	05/01/14	353,596
355	Deutsche Bank AG (Germany)	2.375	01/11/13	352,457
975	General Electric Capital Corp.	2.95	05/09/16	1,003,792
300	Genworth Life Institutional Funding Trust (a)	5.875	05/03/13	304,992
425	Goldman Sachs Group, Inc. (The)	3.625	02/07/16	411,030
250	Harley-Davidson Funding Corp. (a)	5.25	12/15/12	257,641
200	HCP, Inc.	2.70	02/01/14	199,809
350	HSBC Finance Corp.	5.25	04/15/15	357,438

See Notes to Financial Statements
27

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$120	Intesa Sanpaolo SpA (Italy) (a)	3.625%	08/12/15	$99,486
75	Jefferies Group, Inc.	3.875	11/09/15	67,125
135	JPMorgan Chase & Co.	3.15	07/05/16	135,773
500	Lloyds TSB Bank PLC (United Kingdom) (a)	2.80	04/02/12	502,250
230	Macquarie Group Ltd. (Australia) (a)	7.30	08/01/14	239,593
325	Metropolitan Life Global Funding I (See Note 6) (a)	2.00	01/10/14	327,079
350	Monumental Global Funding III (a)	5.25	01/15/14	367,983
270	Nationwide Building Society (United Kingdom) (a)	4.65	02/25/15	267,940
30	Nissan Motor Acceptance Corp. (Japan) (a)	3.25	01/30/13	30,395
365	Nordea Bank AB (Sweden) (a)	2.50	11/13/12	367,499
270	Principal Financial Group, Inc.	7.875	05/15/14	301,203
320	Prudential Financial, Inc., MTN	4.75	09/17/15	338,173
2,300	Royal Bank of Scotland PLC (The) (United Kingdom) (a)	2.625	05/11/12	2,315,093
110	Societe Generale SA (France) (a)	3.10	09/14/15	96,358
300	Standard Chartered PLC (United Kingdom) (a)	3.85	04/27/15	302,172
95	SunTrust Banks, Inc.	3.50	01/20/17	95,600
225	Svenska Handelsbanken AB (Sweden) (a)	2.875	09/14/12	227,167
365	TD Ameritrade Holding Corp.	2.95	12/01/12	369,645
365	UBS AG (Switzerland)	3.875	01/15/15	364,254
330	US Bancorp	2.20	11/15/16	333,547
470	Wells Fargo & Co.	3.676	06/15/16	491,652
				17,668,718
	Industrials (1.3%)
385	Agilent Technologies, Inc.	4.45	09/14/12	392,604
90	Danaher Corp.	1.30	06/23/14	91,348
250	Waste Management, Inc.	2.60	09/01/16	254,034
				737,986
	Technology (1.4%)
160	Applied Materials, Inc.	2.65	06/15/16	163,970
285	Hewlett-Packard Co.	3.30	12/09/16	291,345
330	Texas Instruments, Inc.	1.375	05/15/14	334,302
				789,617
	Utilities (3.3%)
300	Commonwealth Edison Co.	1.625	01/15/14	302,326
350	EDF SA (France) (a)	5.50	01/26/14	373,971
350	Enel Finance International N.V. (Italy) (a)	3.875	10/07/14	340,942
215	FirstEnergy Solutions Corp.	4.80	02/15/15	229,634

See Notes to Financial Statements
28

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$265	NextEra Energy Capital Holdings, Inc.	5.35%		06/15/13	$279,644
320	Sempra Energy	2.00		03/15/14	324,228
					1,850,745
	Total Corporate Bonds (Cost $32,491,413)				32,687,869
	Asset-Backed Securities (22.3%)
	Ally Master Owner Trust
100	(a)	2.028	(b)	01/15/15	101,240
200		2.15		01/15/16	202,260
225	(a)	2.88		04/15/15	228,782
800	American Express Credit Account Master Trust	1.528	(b)	03/15/17	823,318
72	ARI Fleet Lease Trust (a)	1.728	(b)	08/15/18	71,689
807	Capital One Multi-Asset Execution Trust	0.358	(b)	09/15/15	806,012
225	CarMax Auto Owner Trust	1.29		09/15/15	226,236
87	Chesapeake Funding LLC (a)	2.278	(b)	12/15/20	87,641
600	Citibank Credit Card Issuance Trust (See Note 6)	2.25		12/23/14	609,013
	CNH Equipment Trust
551		1.17		05/15/15	551,250
256		1.54		07/15/14	256,624
850	Discover Card Master Trust	1.578	(b)	12/15/14	855,066
	Ford Credit Floorplan Master Owner Trust
775		1.828	(b)	09/15/14	780,981
375	(a)	4.20		02/15/17	403,364
1,150	GE Capital Credit Card Master Note Trust	2.378	(b)	04/15/15	1,156,904
330	GE Dealer Floorplan Master Note Trust	0.885	(b)	07/20/16	329,790
425	GE Equipment Midticket LLC (a)	0.94		07/14/14	424,840
	Harley-Davidson Motorcycle Trust
625		1.16		02/15/15	626,535
174		1.87		02/15/14	174,348
26	Huntington Auto Trust (a)	3.94		06/17/13	25,934
310	Hyundai Auto Lease Securitization Trust 2011-A (a)	1.02		08/15/14	309,414
535	Hyundai Auto Receivables Trust	1.50		10/15/14	536,797
525	Macquarie Equipment Funding Trust (a)	1.21		09/20/13	524,948
240	MMAF Equipment Finance LLC (a)	2.37		11/15/13	240,897
	MMCA Automobile Trust
225	(a)	1.22		01/15/15	225,412
326	(a)	1.39		01/15/14	326,591
13	Navistar Financial Corp. Owner Trust (a)	1.47		10/18/12	12,999
575	Nissan Auto Lease Trust	1.12		12/15/13	576,477
200	Nissan Master Owner Trust Receivables (a)	1.428	(b)	01/15/15	201,528

See Notes to Financial Statements
29

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	North Carolina State Education Assistance Authority
$277		0.868	(b)%	01/25/21	$277,010
225		1.218	(b)	07/25/25	217,748
100	Panhandle-Plains Higher Education Authority, Inc.	1.322	(b)	07/01/24	97,894
270	Toyota Auto Receivables Owner Trust	1.27		12/16/13	270,414
89	Wheels SPV LLC (a)	1.828	(b)	03/15/18	89,140
	Total Asset-Backed Securities (Cost $12,568,783)				12,649,096
	U.S. Treasury Securities (8.5%)
	U.S. Treasury Notes
2,315		1.25		08/31/15	2,376,855
2,275		2.25		03/31/16	2,426,963
	Total U.S. Treasury Securities (Cost $4,730,500)				4,803,818
	Non-U.S. Government - Guaranteed (5.8%)
900	Commonwealth Bank of Australia (Australia) (a)	2.50		12/10/12	915,432
1,545	Swedbank AB (Sweden) (a)	2.90		01/14/13	1,582,117
810	Westpac Securities NZ Ltd. (New Zealand) (a)	2.50		05/25/12	815,034
	Total Non-U.S. Government - Guaranteed (Cost $3,249,897)				3,312,583
	Sovereign (1.0%)
577	Societe Financement de l'Economie Francaise (France) (Cost $574,767) (a)	3.375		05/05/14	591,810
	Agency Fixed Rate Mortgages (0.8%)
	Federal National Mortgage Association, Conventional Pools:
281		6.50		01/01/32 - 11/01/33	319,221
126		7.00		08/01/29 - 06/01/32	146,757
	Total Agency Fixed Rate Mortgages (Cost $424,874)				465,978
	Agency Adjustable Rate Mortgages (0.7%)
88	Federal Home Loan Mortgage Corporation, Conventional Pools	5.462	(b)	01/01/38	94,326
271	Federal National Mortgage Association, Conventional Pools	2.396	(b)	05/01/35	286,018
	Total Agency Adjustable Rate Mortgages (Cost $378,208)				380,344

See Notes to Financial Statements
30

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Collateralized Mortgage Obligation - Agency Collateral Series (0.6%)
$307	Federal Home Loan Mortgage Corporation, REMIC (Cost $328,119)	7.50%		09/15/29	$356,141
	Municipal Bond (0.5%)
300	New Jersey Economic Development Authority (Cost $300,000)	1.546	(b)	06/15/13	300,066
	Commercial Mortgage Backed Security (0.4%)
190	Wachovia Bank Commercial Mortgage Trust (Cost $193,399)	5.316	(b)	07/15/41	204,468
	Short-Term Investments (1.4%)
	U.S. Treasury Security (1.2%)
675	U.S. Treasury Bill (Cost $674,973) (c)(d)	0.018		03/22/12	674,978
NUMBER OF SHARES (000)
	Investment Company (0.2%)
	111Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $110,511)				110,511
	Total Short-Term Investments (Cost $785,484)				785,489
	Total Investments (Cost $56,025,444) (e)			99.6%	56,537,662
	Other Assets in Excess of Liabilities			0.4	239,786
	Net Assets			100.0%	$56,777,448

  MTN  Medium Term Note.

  REMIC  Real Estate Mortgage Investment Conduit.

  (a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (b)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2011.

  (c)  A portion of this security has been physically segregated in connection with open futures contracts and swap agreements.

  (d)  Rate shown is the yield to maturity at December 31, 2011.

  (e)  Securities are available for collateral in connection with open futures contracts and swap agreements.

See Notes to Financial Statements
31

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2011 continued

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2011:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
48	Long	U.S. Treasury 2 yr. Note, Mar-12	$10,586,250	$5,778
42	Long	U.S. Treasury 5 yr. Note, Mar-12	5,176,828	23,953
2	Short	U.S. Treasury 10 yr. Note, Mar-12	(262,250)	(2,133)
Net Unrealized Appreciation				$27,598

ZERO COUPON SWAP AGREEMENTS OPEN AT DECEMBER 31, 2011:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Bank PLC	$1,153	3 Month LIBOR	Pay	11/15/19	$213,184
Barclays Bank PLC	973	3 Month LIBOR	Receive	11/15/19	(383,383)
Deutsche Bank	626	3 Month LIBOR	Receive	11/15/21	(256,907)
Deutsche Bank	733	3 Month LIBOR	Pay	11/15/21	156,113
Net Unrealized Depreciation					$(270,993)

  LIBOR  London Interbank Offered Rate.

LONG TERM CREDIT ANALYSIS++
AAA	35.6%
AA	25.8
A	20.5
BBB	17.9
Not Rated	0.2
	100.0	%+

  +  Does not include open long/short futures contracts with an underlying face amount of $16,025,328 and net unrealized appreciation of $27,598. Also does not include open swap agreements with net unrealized depreciation of $270,993.

  ++  The ratings shown are based on the Portfolio's security ratings as determined by Standard & Poor's, Moody's or Fitch, each a Nationally Recognized Statistical Ratings Organization ("NRSRO").

See Notes to Financial Statements
32

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2011

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Corporate Bonds (94.7%)
	Basic Materials (6.5%)
$820	ArcelorMittal (Luxembourg)	9.85%	06/01/19	$913,235
1,570	CF Industries, Inc.	6.875	05/01/18	1,801,575
550	Ecolab, Inc.	3.00	12/08/16	569,576
215	Ecolab, Inc.	4.35	12/08/21	230,061
540	FMG Resources August 2006 Pty Ltd. (Australia) (a)	6.375	02/01/16	526,500
205	FMG Resources August 2006 Pty Ltd. (Australia) (a)	6.875	02/01/18	197,313
440	Georgia-Pacific LLC	7.75	11/15/29	555,228
595	Georgia-Pacific LLC	8.875	05/15/31	820,051
203	Goldcorp, Inc. (Canada)	2.00	08/01/14	249,436
535	Incitec Pivot Ltd. (Australia) (a)	4.00	12/07/15	546,434
580	Kinross Gold Corp. (Canada) (a)	5.125	09/01/21	570,293
545	Lubrizol Corp.	8.875	02/01/19	749,901
164	Lyondell Chemical Co.	8.00	11/01/17	179,990
110	LyondellBasell Industries (Netherlands) (a)	6.00	11/15/21	114,675
1,325	MeadWestvaco Corp.	7.375	09/01/19	1,541,566
1,075	Reliance Steel & Aluminum Co.	6.85	11/15/36	1,076,281
605	Teck Resources Ltd. (Canada)	4.75	01/15/22	651,615
705	Teck Resources Ltd. (Canada)	6.25	07/15/41	817,378
195	Vale Overseas Ltd. (Brazil)	6.875	11/21/36	222,993
210	Vale Overseas Ltd. (Brazil)	6.875	11/10/39	241,584
				12,575,685
	Communications (12.3%)
1,700	AT&T, Inc.	5.35	09/01/40	1,919,710
875	AT&T, Inc.	6.30	01/15/38	1,078,042
310	Cablevision Systems Corp.	7.75	04/15/18	330,150
655	CenturyLink, Inc.	6.45	06/15/21	657,356
325	CenturyLink, Inc., Series Q	6.15	09/15/19	326,981
700	Comcast Corp.	5.15	03/01/20	797,408
820	Comcast Corp.	6.40	05/15/38	988,593
100	Comcast Corp.	6.45	03/15/37	121,636
505	Corning, Inc.	7.25	08/15/36	610,662
110	COX Communications, Inc. (a)	8.375	03/01/39	147,752
195	CSC Holdings LLC (a)	6.75	11/15/21	206,213
315	Deutsche Telekom International Finance BV (Germany)	6.75	08/20/18	376,142
300	Deutsche Telekom International Finance BV (Germany)	8.75	06/15/30	419,578

See Notes to Financial Statements
33

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$500	DirecTV Holdings LLC/DirecTV Financing Co., Inc.	5.875%	10/01/19	$563,697
175	Expedia, Inc.	5.95	08/15/20	176,771
75	Frontier Communications Corp.	8.50	04/15/20	77,156
381	Liberty Interactive LLC	3.125	03/30/23	428,149
1,045	NBC Universal Media LLC	4.375	04/01/21	1,104,937
510	News America, Inc.	6.40	12/15/35	560,633
165	News America, Inc.	6.65	11/15/37	187,546
375	Omnicom Group, Inc.	0.00	07/01/38	397,500
260	Qwest Corp.	6.875	09/15/33	259,555
430	Sable International Finance Ltd. (United Kingdom) (a)	7.75	02/15/17	432,150
351	SBA Communications Corp.	1.875	05/01/13	397,946
305	SBA Telecommunications, Inc.	8.25	08/15/19	333,213
350	Symantec Corp., Series B	1.00	06/15/13	391,563
1,280	Telecom Italia Capital SA (Italy)	7.175	06/18/19	1,201,181
1,330	Telefonica Europe BV (Spain)	8.25	09/15/30	1,466,368
640	Telstra Corp., Ltd. (Australia) (a)	4.80	10/12/21	680,083
1,200	Time Warner Cable, Inc.	6.75	07/01/18	1,427,174
610	Time Warner, Inc.	6.50	11/15/36	738,459
1,295	Time Warner, Inc.	7.70	05/01/32	1,694,429
980	Verizon Communications, Inc.	4.75	11/01/41	1,059,041
150	Verizon Communications, Inc.	6.40	02/15/38	191,084
715	Verizon Communications, Inc.	8.95	03/01/39	1,148,864
335	Vivendi SA (France) (a)	6.625	04/04/18	381,234
555	WPP Finance 2010 (United Kingdom) (a)	4.75	11/21/21	552,032
				23,830,988
	Consumer, Cyclical (4.5%)
1,105	Chrysler Group LLC/CG Co-Issuer, Inc. (a)	8.00	06/15/19	1,016,600
395	Daimler Finance North America LLC (Germany)	8.50	01/18/31	553,794
164	DR Horton, Inc., Series DHI	2.00	05/15/14	192,290
925	Gap, Inc. (The)	5.95	04/12/21	883,806
405	Hyatt Hotels Corp. (a)	6.875	08/15/19	452,623
105	Ingram Micro, Inc.	5.25	09/01/17	108,291
208	International Game Technology	3.25	05/01/14	247,260
210	JC Penney Co., Inc.	5.65	06/01/20	206,850
455	JC Penney Corp., Inc.	6.375	10/15/36	382,769
285	Levi Strauss & Co.	7.625	05/15/20	292,481
620	QVC, Inc. (a)	7.125	04/15/17	660,300
227	RadioShack Corp. (a)	2.50	08/01/13	218,204
315	Whirlpool Corp., MTN	8.60	05/01/14	351,768

See Notes to Financial Statements
34

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$800	Wyndham Worldwide Corp.	5.625%	03/01/21	$827,526
365	Wyndham Worldwide Corp.	5.75	02/01/18	386,892
590	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.	7.75	08/15/20	657,850
1,040	Yum! Brands, Inc.	6.875	11/15/37	1,332,160
				8,771,464
	Consumer, Non-Cyclical (7.5%)
245	Amgen, Inc.	3.875	11/15/21	247,737
416	Archer-Daniels-Midland Co.	0.875	02/15/14	420,160
795	Boston Scientific Corp.	6.00	01/15/20	888,922
580	Bunge Ltd. Finance Corp.	8.50	06/15/19	707,008
995	Cigna Corp.	2.75	11/15/16	993,943
740	ConAgra Foods, Inc.	8.25	09/15/30	941,280
165	Constellation Brands, Inc.	7.25	09/01/16	182,119
1,185	Delhaize Group SA (Belgium)	5.70	10/01/40	1,220,831
420	Gilead Sciences, Inc.	1.00	05/01/14	462,000
180	Gilead Sciences, Inc.	5.65	12/01/41	200,039
490	Grupo Bimbo SAB de CV (Mexico) (a)	4.875	06/30/20	521,065
700	Kraft Foods, Inc.	6.875	02/01/38	930,136
400	Kraft Foods, Inc.	6.875	01/26/39	534,771
300	Life Technologies Corp.	1.50	02/15/24	301,500
415	Life Technologies Corp.	6.00	03/01/20	464,662
835	Lorillard Tobacco Co.	8.125	06/23/19	996,085
330	Molson Coors Brewing Co.	2.50	07/30/13	351,038
300	Mylan, Inc.	1.25	03/15/12	302,250
365	Quest Diagnostics, Inc.	6.95	07/01/37	455,308
800	Sigma Alimentos SA de CV (Mexico) (a)	5.625	04/14/18	820,000
665	Teva Pharmaceutical Finance IV BV (Israel)	3.65	11/10/21	677,789
520	TreeHouse Foods, Inc.	7.75	03/01/18	564,200
630	Verisk Analytics, Inc.	5.80	05/01/21	679,421
280	Vertex Pharmaceuticals, Inc.	3.35	10/01/15	295,050
235	Viropharma, Inc.	2.00	03/15/17	373,062
				14,530,376
	Energy (7.2%)
356	Alpha Natural Resources, Inc.	2.375	04/15/15	332,860
85	Alpha Natural Resources, Inc.	6.00	06/01/19	82,875
370	Alpha Natural Resources, Inc.	6.25	06/01/21	360,750
600	Anadarko Petroleum Corp.	6.95	06/15/19	717,362
175	Anadarko Petroleum Corp.	8.70	03/15/19	223,736
394	Chesapeake Energy Corp.	2.75	11/15/35	387,105

See Notes to Financial Statements
35

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$150	Concho Resources, Inc.	7.00%	01/15/21	$161,812
745	Continental Resources, Inc.	7.125	04/01/21	812,050
1,320	Energy Transfer Partners LP	9.00	04/15/19	1,572,261
275	Enterprise Products Operating LLC	5.25	01/31/20	304,140
850	Enterprise Products Operating LLC	5.95	02/01/41	956,207
625	EQT Corp.	4.875	11/15/21	632,130
360	EQT Corp.	8.125	06/01/19	422,872
400	Gazprom OAO Via Gaz Capital SA (Russia) (a)	6.51	03/07/22	408,000
885	Kinder Morgan Finance Co. ULC	5.70	01/05/16	909,337
325	Marathon Petroleum Corp.	5.125	03/01/21	340,139
775	Marathon Petroleum Corp.	6.50	03/01/41	881,294
325	MarkWest Energy Partners LP/MarkWest Energy Finance Corp.	6.25	06/15/22	341,250
410	Petrobras International Finance Co. (Brazil)	5.75	01/20/20	440,799
1,095	Plains All American Pipeline LP/PAA Finance Corp.	6.70	05/15/36	1,305,145
675	Plains All American Pipeline LP/PAA Finance Corp.	8.75	05/01/19	863,532
225	Spectra Energy Capital LLC	8.00	10/01/19	283,570
485	Transocean, Inc. (Cayman Islands)	6.375	12/15/21	516,453
700	Valero Energy Corp.	6.125	02/01/20	779,884
				14,035,563
	Finance (42.6%)
1,125	Aegon N.V. (Netherlands)	4.625	12/01/15	1,167,327
700	Ally Financial, Inc.	6.25	12/01/17	677,845
1,285	American Financial Group, Inc.	9.875	06/15/19	1,496,661
720	American International Group, Inc.	6.40	12/15/20	727,872
432	Ares Capital Corp. (a)	5.75	02/01/16	417,960
1,150	Banco de Credito del Peru (Peru) (a)	4.75	03/16/16	1,158,625
990	Banco Votorantim SA (Brazil) (a)	5.25	02/11/16	1,005,840
1,865	Bank of America Corp.	5.75	12/01/17	1,763,689
780	Barclays Bank PLC (United Kingdom) (a)	6.05	12/04/17	708,726
700	Barclays Bank PLC (United Kingdom)	6.75	05/22/19	777,177
1,135	BBVA Bancomer SA (Mexico) (a)	4.50	03/10/16	1,117,975
900	BBVA US Senior SAU (Spain)	3.25	05/16/14	852,979
610	Bear Stearns Cos. LLC (The)	5.55	01/22/17	645,600
540	BNP Paribas SA (France)	5.00	01/15/21	520,676
950	Boston Properties LP	3.70	11/15/18	971,493
1,025	Brandywine Operating Partnership LP	4.95	04/15/18	1,010,332
490	Brookfield Asset Management, Inc. (Canada)	5.80	04/25/17	520,625
780	Capital One Bank, USA NA	8.80	07/15/19	893,567

See Notes to Financial Statements
36

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$800	Capital One Capital VI	8.875%		05/15/40	$834,313
1,735	Citigroup, Inc. (See Note 6)	5.875		05/29/37	1,738,531
1,230	Citigroup, Inc. (See Note 6)	8.50		05/22/19	1,449,856
700	CNA Financial Corp.	7.35		11/15/19	781,332
260	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands) (a)	11.00	(b)	06/30/19(c)	305,530
1,455	Credit Agricole SA (France) (a)	8.375	(b)	10/13/19(c)	1,098,525
765	Credit Suisse (Switzerland)	5.40		01/14/20	722,671
280	Credit Suisse (Switzerland)	6.00		02/15/18	276,493
800	Dexus Diversified Trust/Dexus Office Trust (Australia) (a)	5.60		03/15/21	814,426
775	Digital Realty Trust LP	5.25		03/15/21	777,854
425	Discover Bank	7.00		04/15/20	445,363
715	Discover Bank	8.70		11/18/19	816,419
270	ERP Operating LP	4.625		12/15/21	275,869
750	Farmers Insurance Exchange (a)	8.625		05/01/24	931,019
600	Ford Motor Credit Co. LLC	5.00		05/15/18	603,056
545	General Electric Capital Corp.	5.30		02/11/21	583,636
75	General Electric Capital Corp., MTN	5.875		01/14/38	79,740
6,350	General Electric Capital Corp., Series G	6.00		08/07/19	7,305,103
1,195	Genworth Financial, Inc.	7.70		06/15/20	1,139,284
2,215	Goldman Sachs Group, Inc. (The)	6.15		04/01/18	2,289,025
1,565	Goldman Sachs Group, Inc. (The)	6.75		10/01/37	1,460,511
950	Goodman Funding Pty Ltd. (Australia) (a)	6.375		04/15/21	968,329
550	Harley-Davidson Funding Corp. (a)	6.80		06/15/18	643,620
600	Hartford Financial Services Group, Inc.	5.50		03/30/20	609,956
1,675	HBOS PLC, Series G (United Kingdom) (a)	6.75		05/21/18	1,344,638
250	HCP, Inc.	5.625		05/01/17	265,441
300	Health Care REIT, Inc.	4.75		07/15/27	343,500
600	Health Care REIT, Inc.	6.125		04/15/20	622,676
595	Huntington Bancshares, Inc.	7.00		12/15/20	675,476
915	International Lease Finance Corp.	5.75		05/15/16	849,498
945	International Lease Finance Corp.	6.25		05/15/19	874,234
510	Intesa Sanpaolo SpA (Italy) (a)	6.50		02/24/21	419,238
200	Jefferies Group, Inc.	3.875		11/09/15	179,000
710	Jefferies Group, Inc.	6.875		04/15/21	646,100
2,610	JPMorgan Chase Capital XXVII	7.00		11/01/39	2,652,412
745	Lincoln National Corp.	8.75		07/01/19	907,479
260	Lloyds TSB Bank PLC (United Kingdom)	6.375		01/21/21	260,998
505	Lloyds TSB Bank PLC, MTN (United Kingdom) (a)	5.80		01/13/20	480,189

See Notes to Financial Statements
37

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$710	Macquarie Bank Ltd. (Australia) (a)	6.625%		04/07/21	$655,687
705	Macquarie Group Ltd. (Australia) (a)	6.00		01/14/20	662,321
930	Merrill Lynch & Co., Inc.	7.75		05/14/38	886,010
3,625	Merrill Lynch & Co., Inc., MTN	6.875		04/25/18	3,578,535
965	MetLife, Inc. (See Note 6)	10.75		08/01/39	1,276,994
165	NASDAQ OMX Group, Inc. (The)	5.25		01/16/18	173,384
1,665	Nationwide Building Society (United Kingdom) (a)	6.25		02/25/20	1,654,584
525	Nationwide Financial Services (a)	5.375		03/25/21	516,605
1,100	Nordea Bank AB (Sweden) (a)	4.875		05/13/21	931,401
370	Platinum Underwriters Finance, Inc., Series B	7.50		06/01/17	389,829
1,025	Principal Financial Group, Inc.	8.875		05/15/19	1,277,970
925	Protective Life Corp.	7.375		10/15/19	1,028,039
635	Prudential Financial, Inc., MTN	6.625		12/01/37	697,574
775	QBE Capital Funding III Ltd. (Australia) (a)	7.25	(b)	05/24/41	683,526
1,240	Regions Financial Corp.	5.75		06/15/15	1,196,600
775	Reinsurance Group of America, Inc.	6.45		11/15/19	872,034
925	Royal Bank of Scotland Group PLC (United Kingdom)	6.40		10/21/19	867,269
360	Santander Holdings USA, Inc. (Spain)	4.625		04/19/16	346,042
1,300	Santander US Debt SA Unipersonal (Spain) (a)	3.724		01/20/15	1,181,245
700	Simon Property Group LP	4.125		12/01/21	733,459
1,060	SLM Corp., MTN	6.25		01/25/16	1,031,734
495	SLM Corp., MTN	8.00		03/25/20	501,188
885	Standard Chartered Bank (United Kingdom) (a)	6.40		09/26/17	912,359
525	SunTrust Banks, Inc.	3.50		01/20/17	528,313
800	UBS AG (Switzerland)	4.875		08/04/20	795,922
450	Ventas Realty LP/Ventas Capital Corp.	4.75		06/01/21	435,128
300	Vornado Realty LP	3.875		04/15/25	307,500
600	Vornado Realty LP	5.00		01/15/22	606,158
975	WEA Finance LLC (Australia) (a)	4.625		05/10/21	958,753
900	Wells Operating Partnership II LP	5.875		04/01/18	924,804
900	Willis Group Holdings PLC	4.125		03/15/16	914,949
1,000	XL Group Ltd. (Cayman Islands)	5.75		10/01/21	1,057,352
					82,489,577
	Industrials (5.8%)
1,060	BAA Funding Ltd. (United Kingdom) (a)	4.875		07/15/21	1,092,752
540	Ball Corp.	7.375		09/01/19	594,000
500	Bemis Co., Inc.	4.50		10/15/21	530,710
255	Bombardier, Inc. (Canada) (a)	7.50		03/15/18	274,125
505	Bombardier, Inc. (Canada) (a)	7.75		03/15/20	552,975

See Notes to Financial Statements
38

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$820	CRH America, Inc.	6.00%		09/30/16	$876,843
480	CRH America, Inc.	8.125		07/15/18	548,392
585	Crown Americas LLC/Crown Americas Capital Corp. III	6.25		02/01/21	614,250
510	DISH DBS Corp.	7.125		02/01/16	552,075
217	General Cable Corp.	0.875		11/15/13	200,725
545	Holcim US Finance Sarl & Cie SCS (Switzerland) (a)	6.00		12/30/19	562,493
430	Joy Global, Inc.	5.125		10/15/21	459,894
915	L-3 Communications Corp.	4.95		02/15/21	908,464
670	Lafarge SA (France) (a)	6.20		07/09/15	682,378
615	Meccanica Holdings USA, Inc. (Italy) (a)	7.375		07/15/39	462,938
750	Odebrecht Finance Ltd. (Brazil) (a)	6.00		04/05/23	755,625
286	Orbital Sciences Corp.	2.438		01/15/27	288,860
374	Owens-Brockway Glass Container, Inc. (a)	3.00		06/01/15	349,690
135	Sonoco Products Co.	4.375		11/01/21	140,103
470	Sonoco Products Co.	5.75		11/01/40	504,014
275	Stanley Black & Decker, Inc.	0.00	(b)	05/17/12	305,766
					11,257,072
	Technology (1.7%)
845	Hewlett-Packard Co.	4.65		12/09/21	893,320
234	Intel Corp.	2.95		12/15/35	244,823
905	KLA-Tencor Corp.	6.90		05/01/18	1,044,965
255	Lam Research Corp. (a)	1.25		05/15/18	240,338
434	Microsoft Corp. (a)	0.00		06/15/13	441,595
350	SanDisk Corp.	1.00		05/15/13	342,562
					3,207,603
	Utilities (6.6%)
1,610	AES Corp. (The)	8.00		06/01/20	1,779,050
775	CMS Energy Corp.	6.25		02/01/20	817,715
750	EDP Finance BV (Portugal) (a)	4.90		10/01/19	579,600
1,175	Enel Finance International N.V. (Italy) (a)	5.125		10/07/19	1,051,312
2,100	Exelon Generation Co., LLC	4.00		10/01/20	2,162,746
975	FirstEnergy Solutions Corp.	6.05		08/15/21	1,083,952
975	FirstEnergy Solutions Corp.	6.80		08/15/39	1,095,374
875	Iberdrola Finance Ireland Ltd. (Spain) (a)	5.00		09/11/19	855,946
900	PPL WEM Holdings PLC (a)	3.90		05/01/16	903,057

See Notes to Financial Statements
39

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$1,150	Puget Energy, Inc.	6.50%	12/15/20	$1,229,947
1,200	UIL Holdings Corp.	4.625	10/01/20	1,246,002
				12,804,701
	Total Corporate Bonds (Cost $175,228,497)			183,503,029
	Asset-Backed Securities (1.8%)
850	America West Airlines 2001-1 Pass-Through Trust, Series 011G (AMBAC)	7.10	04/02/21	790,567
	CVS Pass-Through Trust
1,461		6.036	12/10/28	1,524,030
115	(a)	8.353	07/10/31	140,925
1,060	FUEL Trust (a)	4.207	04/15/16	1,070,038
	Total Asset-Backed Securities (Cost $3,491,189)			3,525,560
	Municipal Bond (0.4%)
600	State of California, General Obligation Bonds (Cost $603,036)	5.95	04/01/16	676,788
	Sovereign (0.2%)
395	Korea Development Bank (Korea, Republic of) (Cost $393,219)	3.875	05/04/17	391,044
	Agency Fixed Rate Mortgage (0.0%)
1	Federal Home Loan Mortgage Corporation, Gold Pools (Cost $1,440)	6.50	12/01/28	1,588
NUMBER OF SHARES
	Convertible Preferred Stocks (0.3%)
	Diversified Financial Services (0.2%)
350	Bank of America Corp., Series L			275,807
	Electric Utilities (0.1%)
4,430	PPL Corp.			247,327
	Total Convertible Preferred Stocks (Cost $585,890)			523,134
	Preferred Stock (0.2%)
	Consumer Finance
22,725	GMAC Capital Trust I (Cost $574,065)			439,501

See Notes to Financial Statements
40

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Short-Term Investments (0.3%)
	U.S. Treasury Security (0.2%)
$475	U.S. Treasury Bill (Cost $474,981) (d)(e)	0.018%	03/22/12	$474,984
NUMBER OF SHARES (000)
	Investment Company (0.1%)
	208Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $208,270)			208,270
	Total Short-Term Investments (Cost $683,251)			683,254
	Total Investments (Cost $181,560,587) (f)		97.9%	189,743,898
	Other Assets in Excess of Liabilities		2.1	4,080,052
	Net Assets		100.0%	$193,823,950

  MTN  Medium Term Note.

  REIT  Real Estate Investment Trust.

  (a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (b)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2011.

  (c)  Perpetual — Security does not have a predetermined maturity date. Rate for this security is fixed for a period of time then reverts to a floating rate. The interest shown is the rate in effect at December 31, 2011.

  (d)  Rate shown is the yield to maturity at December 31, 2011.

  (e)  A portion of this security has been physically segregated in connection with open futures contracts.

  (f)  Securities are available for collateral in connection with open futures contracts and swap agreements.

Bond Insurance:

AMBAC  AMBAC Assurance Corporation.

See Notes to Financial Statements
41

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2011 continued

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2011:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
101	Long	U.S. Treasury 2 yr. Note, Mar-12	$22,275,234	$12,202
103	Long	U.S. Treasury 5 yr. Note, Mar-12	12,695,555	58,742
63	Long	U.S. Treasury Ultra Long Bond, Mar-12	10,091,813	54,141
40	Short	U.S. Treasury 30 yr. Bond, Mar-12	(5,792,500)	(36,594)
298	Short	U.S. Treasury 10 yr. Note, Mar-12	(39,075,250)	(297,289)
Net Unrealized Depreciation				$(208,798)

CREDIT DEFAULT SWAP AGREEMENT OPEN AT DECEMBER 31, 2011:

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000'S)	INTEREST RATE	TERMINATION DATE	UNREALIZED DEPRECIATION	UPFRONT PAYMENTS	VALUE	CREDIT RATING OF REFERENCE OBLIGATION†
								(unaudited)
Barclays Capital Whirlpool Corp.	Buy	$315	1.00%	June 20, 2014	$(10,900)	$16,985	$6,085	BBB-

  †  Credit rating as issued by Standard & Poor's.

LONG TERM CREDIT ANALYSIS++
AAA	0.6%
AA	8.0
A	27.5
BBB	50.7
BB	10.2
B or Below	2.2
Not Rated	0.8
	100.0	%+

  +  Does not include open long/short futures contracts with an underlying face amount of $89,930,352 and net unrealized depreciation of $208,798. Also does not include open swap agreements with total unrealized depreciation of $10,900.

  ++  The ratings shown are based on the Portfoio's security ratings as determined by Standard & Poor's, Moody's or Fitch, each a Nationally Recognized Statistical Ratings Organization ("NRSRO").

See Notes to Financial Statements
42

Morgan Stanley Variable Investment Series - Global Infrastructure

Portfolio of Investments ■ December 31, 2011

NUMBER OF SHARES		VALUE
	Common Stocks (97.0%) Australia (5.2%)
	Airports
36,500	Australian Infrastructure Fund (Stapled Securities) (a)(b)	$72,051
301,513	Sydney Airport (Stapled Securities) (a)	820,311
		892,362
	Diversified
271,480	DUET Group (Stapled Securities) (a)(b)	487,311
	Oil & Gas Storage & Transportation
122,600	APA Group (Stapled Securities) (a)(b)	563,025
	Toll Roads
74,800	Macquarie Atlas Roads Group (Stapled Securities) (a)(c)	103,283
229,100	Transurban Group (Stapled Securities) (a)	1,316,898
		1,420,181
	Transmission & Distribution
318,106	Spark Infrastructure Group	447,368
	Total Australia	3,810,247
	Brazil (0.6%)
	Water
7,800	Cia de Saneamento Basico do Estado de Sao Paulo ADR (c)	434,070
	Canada (13.6%)
	Oil & Gas Storage & Transportation
108,500	Enbridge, Inc.	4,056,702
130,310	TransCanada Corp.	5,695,906
		9,752,608

NUMBER OF SHARES		VALUE
	Ports
10,150	Westshore Terminals Investment Corp. (Stapled Securities) (a)(b)	$227,958
	Total Canada	9,980,566
	China (13.9%)
	Oil & Gas Storage & Transportation
705,000	Beijing Enterprises Holdings Ltd. (d)	4,230,036
5,968,000	China Gas Holdings Ltd. (d)	2,743,255
277,000	ENN Energy Holdings Ltd. (d)	888,072
1,693,000	Sichuan Expressway Co. Ltd., H Shares (d)	680,112
		8,541,475
	Ports
223,529	China Merchants Holdings International Co., Ltd. (d)	649,007
	Toll Roads
1,150,000	Jiangsu Expressway Co., Ltd., H Shares (d)	1,058,700
	Total China	10,249,182
	France (3.4%)
	Communications
6,387	Eutelsat Communications SA	249,231
92,580	SES SA	2,222,094
	Total France	2,471,325
	Germany (0.3%)
	Airports
4,073	Fraport AG Frankfurt Airport Services Worldwide	200,316
	Hong Kong (2.3%)
	Oil & Gas Storage & Transportation
739,800	Hong Kong & China Gas Co., Ltd.	1,714,573

See Notes to Financial Statements
43

Morgan Stanley Variable Investment Series - Global Infrastructure

Portfolio of Investments ■ December 31, 2011 continued

NUMBER OF SHARES		VALUE
	Italy (4.0%)
	Oil & Gas Storage & Transportation
294,296	Snam Rete Gas SpA	$1,297,321
	Toll Roads
30,590	Atlantia SpA	489,742
135,245	Societa Iniziative Autostradali e Servizi SpA	1,018,738
		1,508,480
	Transmission & Distribution
31,700	Terna Rete Elettrica Nazionale SpA	106,836
	Total Italy	2,912,637
	Japan (0.4%)
	Oil & Gas Storage & Transportation
64,000	Tokyo Gas Co., Ltd.	294,348
	Netherlands (0.9%)
	Oil & Gas Storage & Transportation
12,788	Koninklijke Vopak N.V.	675,689
	Spain (3.3%)
	Diversified
47,640	Ferrovial SA	574,962
	Oil & Gas Storage & Transportation
28,172	Enagas SA	521,037
	Toll Roads
58,405	Abertis Infraestructuras SA	932,789
	Transmission & Distribution
10,060	Red Electrica Corp. SA	430,511
	Total Spain	2,459,299
	Switzerland (0.7%)
	Airports
1,440	Flughafen Zuerich AG (Registered)	499,776

NUMBER OF SHARES		VALUE
	United Kingdom (11.5%)
	Transmission & Distribution
657,200	National Grid PLC	$6,378,948
	Water
32,900	Pennon Group PLC	364,809
31,700	Severn Trent PLC	736,482
99,100	United Utilities Group PLC	932,648
		2,033,939
	Total United Kingdom	8,412,887
	United States (36.9%)
	Communications
70,750	American Tower Corp., Class A	4,245,708
53,950	Crown Castle International Corp. (c)	2,416,960
29,290	SBA Communications Corp., Class A (c)	1,258,298
		7,920,966
	Diversified
93,220	CenterPoint Energy, Inc.	1,872,790
	Oil & Gas Storage & Transportation
7,790	AGL Resources, Inc.	329,205
5,250	Atmos Energy Corp.	175,088
38,154	Enbridge Energy Management LLC (c)	1,326,233
14,208	Kinder Morgan Management LLC (c)	1,115,612
47,250	NiSource, Inc.	1,125,023
3,270	Northwest Natural Gas Co.	156,731
14,410	Oneok, Inc.	1,249,203
18,100	PG&E Corp.	746,082
46,670	Sempra Energy	2,566,850
9,580	Southwest Gas Corp.	407,054
102,166	Spectra Energy Corp.	3,141,604
		12,338,685
	Transmission & Distribution
23,860	ITC Holdings Corp.	1,810,497
39,390	Northeast Utilities	1,420,797

See Notes to Financial Statements
44

Morgan Stanley Variable Investment Series - Global Infrastructure

Portfolio of Investments ■ December 31, 2011 continued

NUMBER OF SHARES		VALUE
21,180	NSTAR	$994,613
12,860	Pepco Holdings, Inc.	261,058
		4,486,965
	Water
15,810	American Water Works Co., Inc.	503,707
	Total United States	27,123,113
	Total Common Stocks (Cost $59,339,593)	71,238,028
NUMBER OF SHARES (000)
	Short-Term Investment (2.7%)
	Investment Company
1,993	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $1,993,348)	1,993,348
Total Investments (Cost $61,332,941)	99.7%	73,231,376
Other Assets in Excess of Liabilities	0.3	239,448
Net Assets	100.0%	$73,470,824

ADR  American Depositary Receipt.

  (a)  Comprised of securities in separate entities that are traded as a single stapled security.

  (b)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

  (c)  Non-income producing security.

  (d)  Security trades on the Hong Kong exchange.

SUMMARY OF INVESTMENTS INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Oil & Gas Storage & Transportation	$35,698,761	48.7%
Transmission & Distribution	11,850,628	16.2
Communications	10,392,291	14.2
Toll Roads	4,920,150	6.7
Water	2,971,716	4.1
Diversified	2,935,063	4.0
Investment Company	1,993,348	2.7
Airports	1,592,454	2.2
Ports	876,965	1.2
	$73,231,376	100.0%

See Notes to Financial Statements
45

Morgan Stanley Variable Investment Series - European Equity

Portfolio of Investments ■ December 31, 2011

NUMBER OF SHARES		VALUE
	Common Stocks (98.6%) Belgium (1.5%)
	Chemicals
19,693	Umicore SA	$812,292
	Finland (1.5%)
	Machinery
15,525	Kone Oyj, Class B	805,739
	France (10.4%)
	Commercial Banks
25,527	BNP Paribas SA	1,002,713
25,712	Societe Generale SA	572,544
		1,575,257
	Electrical Equipment
17,640	Schneider Electric SA	928,748
	Hotels, Restaurants & Leisure
23,048	Accor SA	584,218
	Media
29,687	SES SA	712,544
	Metals & Mining
42,044	ArcelorMittal	768,891
	Multi-Utilities
33,111	GDF Suez	905,075
	Total France	5,474,733
	Germany (13.7%)
	Automobiles
24,953	Daimler AG (Registered)	1,095,461
	Food & Staples Retailing
15,061	Metro AG	549,694
	Health Care Providers & Services
11,749	Fresenius SE & Co. KGaA	1,086,936
	Industrial Conglomerates
17,933	Siemens AG (Registered)	1,716,132
	Insurance
6,934	Muenchener Rueckversicherungs AG (Registered)	850,587
	Machinery
8,811	MAN SE	783,430

NUMBER OF SHARES		VALUE
	Pharmaceuticals
18,143	Bayer AG (Registered)	$1,159,991
	Total Germany	7,242,231
	Netherlands (1.9%)
	Media
86,794	Reed Elsevier N.V.	1,011,785
	Portugal (1.2%)
	Oil, Gas & Consumable Fuels
42,135	Galp Energia SGPS SA, Class B	620,588
	Spain (3.7%)
	Commercial Banks
131,533	Banco Bilbao Vizcaya Argentaria SA	1,137,181
	Information Technology Services
51,168	Amadeus IT Holding SA, Class A	830,120
	Total Spain	1,967,301
	Switzerland (14.5%)
	Food Products
46,903	Nestle SA (Registered)	2,696,435
	Insurance
5,122	Zurich Financial Services AG (a)	1,158,762
	Pharmaceuticals
34,000	Novartis AG (Registered)	1,943,788
11,028	Roche Holding AG (Genusschein)	1,869,113
		3,812,901
	Total Switzerland	7,668,098
	United Kingdom (50.2%)
	Aerospace & Defense
112,059	Rolls-Royce Holdings PLC (a)	1,299,116
	Commercial Banks
350,236	Barclays PLC	957,565
262,788	HSBC Holdings PLC	2,004,023
		2,961,588

See Notes to Financial Statements
46

Morgan Stanley Variable Investment Series - European Equity

Portfolio of Investments ■ December 31, 2011 continued

NUMBER OF SHARES		VALUE
	Food & Staples Retailing
197,166	WM Morrison Supermarkets PLC	$998,820
	Household Products
23,693	Reckitt Benckiser Group PLC	1,170,088
	Insurance
105,789	Prudential PLC	1,048,994
	Metals & Mining
40,084	Anglo American PLC	1,480,938
70,203	Xstrata PLC	1,066,267
		2,547,205
	Oil, Gas & Consumable Fuels
84,252	BG Group PLC	1,801,059
280,967	BP PLC	2,009,354
65,236	Royal Dutch Shell PLC, Class A	2,402,096
43,390	Tullow Oil PLC	944,733
		7,157,242
	Pharmaceuticals
81,084	GlaxoSmithKline PLC	1,852,964
	Professional Services
91,900	Experian PLC	1,249,520
	Specialty Retail
163,542	Carphone Warehouse Group PLC	784,800
	Tobacco
38,784	British American Tobacco PLC	1,840,375
38,419	Imperial Tobacco Group PLC	1,452,836
		3,293,211

NUMBER OF SHARES		VALUE
	Wireless Telecommunication Services
781,074	Vodafone Group PLC	$2,170,071
	Total United Kingdom	26,533,619
	Total Common Stocks (Cost $48,318,220)	52,136,386
NUMBER OF SHARES (000)
	Short-Term Investment (1.4%)
	Investment Company
719	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $718,547)	718,547
Total Investments (Cost $49,036,767) (b)	100.0%	52,854,933
Liabilities in Excess of Other Assets	0.0 (c)	(5,275)
Net Assets	100.0%	$52,849,658

(a)  Non-income producing security.

(b)  Securities are available for collateral in connection with open foreign currency exchange contracts.

(c)  Amount is less than 0.05%.

FOREIGN CURRENCY EXCHANGE CONTRACTS OPEN AT DECEMBER 31, 2011:

COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED DEPRECIATION
State Street Bank London	GBP	3,805,000	EUR	4,451,417	01/13/12	$(147,144)

Currency Abbreviations:

EUR  Euro.

GBP  British Pound.

See Notes to Financial Statements
47

Morgan Stanley Variable Investment Series - European Equity

Summary of Investments ■ December 31, 2011

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Oil, Gas & Consumable Fuels	$7,777,830	14.7%
Pharmaceuticals	6,825,856	12.9
Commercial Banks	5,674,026	10.7
Metals & Mining	3,316,096	6.3
Tobacco	3,293,211	6.2
Insurance	3,058,343	5.8
Food Products	2,696,435	5.1
Wireless Telecommunication Services	2,170,071	4.1
Media	1,724,329	3.3
Industrial Conglomerates	1,716,132	3.2
Machinery	1,589,169	3.0
Food & Staples Retailing	1,548,514	2.9
Aerospace & Defense	1,299,116	2.5
Professional Services	1,249,520	2.4
Household Products	1,170,088	2.2

INDUSTRY	VALUE		PERCENT OF TOTAL INVESTMENTS
Automobiles	$1,095,461		2.1%
Health Care Providers & Services	1,086,936		2.0
Electrical Equipment	928,748		1.8
Multi-Utilities	905,075		1.7
Information Technology Services	830,120		1.6
Chemicals	812,292		1.5
Specialty Retail	784,800		1.5
Investment Company	718,547		1.4
Hotels, Restaurants & Leisure	584,218		1.1
	$52,854,933	+	100.0%

+  Does not include open foreign currency exchange contracts with net unrealized depreciation of $147,144.

See Notes to Financial Statements
48

Morgan Stanley Variable Investment Series - Multi Cap Growth

Portfolio of Investments ■ December 31, 2011

NUMBER OF SHARES		VALUE
	Common Stocks (93.1%)
	Air Transport (1.9%)
104,274	Expeditors International of Washington, Inc.	$4,271,063
	Alternative Energy (4.4%)
85,888	Range Resources Corp.	5,319,903
153,869	Ultra Petroleum Corp. (a)	4,559,138
		9,879,041
	Asset Management & Custodian (1.6%)
96,484	Greenhill & Co., Inc.	3,509,123
	Biotechnology (1.7%)
123,026	Illumina, Inc. (a)	3,749,833
	Chemicals: Diversified (2.9%)
92,154	Monsanto Co.	6,457,231
	Commercial Finance & Mortgage Companies (1.7%)
708,808	BM&F Bovespa SA (Brazil)	3,724,068
	Commercial Services (5.2%)
120,180	CoStar Group, Inc. (a)	8,019,612
156,272	Leucadia National Corp.	3,553,625
		11,573,237
	Communications Technology (4.2%)
201,350	Motorola Solutions, Inc.	9,320,492
	Computer Services, Software & Systems (18.6%)
59,751	Baidu, Inc. ADR (China) (a)	6,959,199
327,898	Facebook, Inc., Class B (a)(b)(c)	8,853,246
24,573	Google, Inc., Class A (a)	15,871,700
55,674	LinkedIn Corp., Class A (a)	3,508,019
44,954	Salesforce.com, Inc. (a)	4,561,033
182,042	Zynga, Inc., Class A (a)	1,713,015
		41,466,212
	Computer Technology (11.1%)
51,326	Apple, Inc. (a)	20,787,030
206,438	Yandex N.V., Class A (Russia) (a)	4,066,829
		24,853,859

NUMBER OF SHARES		VALUE
	Diversified Retail (13.9%)
95,234	Amazon.com, Inc. (a)	$16,485,005
161,667	Fastenal Co.	7,050,298
254,966	Groupon, Inc. (a)	5,259,949
30,472	NetFlix, Inc. (a)	2,111,405
		30,906,657
	Financial Data & Systems (5.3%)
179,631	MSCI, Inc., Class A (a)	5,915,249
144,770	Verisk Analytics, Inc., Class A (a)	5,809,620
		11,724,869
	Health Care Services (3.0%)
136,892	athenahealth, Inc. (a)	6,724,135
	Medical Equipment (3.7%)
17,930	Intuitive Surgical, Inc. (a)	8,301,769
	Metals & Minerals: Diversified (2.4%)
2,771,679	Lynas Corp. Ltd. (Australia) (a)	2,962,443
104,852	Molycorp, Inc. (a)	2,514,351
		5,476,794
	Pharmaceuticals (2.9%)
95,828	Mead Johnson Nutrition Co.	6,586,258
	Real Estate Investment Trusts (REIT) (3.4%)
274,767	Brookfield Asset Management, Inc., Class A (Canada)	7,550,597
	Recreational Vehicles & Boats (3.3%)
300,011	Edenred (France)	7,385,264
	Wholesale & International Trade (1.9%)
2,296,000	Li & Fung Ltd. (d)	4,251,085
	Total Common Stocks (Cost $171,939,872)	207,711,587

See Notes to Financial Statements
49

Morgan Stanley Variable Investment Series - Multi Cap Growth

Portfolio of Investments ■ December 31, 2011 continued

NUMBER OF SHARES		VALUE
	Convertible Preferred Stocks (1.4%)
	Alternative Energy (1.2%)
586,326	Better Place, Inc. (a)(b)(c)	$2,661,920
	Computer Services, Software & Systems (0.2%)
28,236	Workday, Inc. (a)(b)(c)	374,409
	Total Convertible Preferred Stocks (Cost $1,840,224)	3,036,329
NUMBER OF SHARES (000)
	Short-Term Investment (5.5%)
	Investment Company
12,217	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $12,216,664)	12,216,664
Total Investments (Cost $185,996,760)	100.0%	222,964,580
Liabilities in Excess of Other Assets	0.0 (e)	(2,319)
Net Assets	100.0%	$222,962,261

  ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  At December 31, 2011, the Portfolio held fair valued securities valued at $11,889,575, representing 5.3% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (c)  Illiquid security. Resale is restricted to qualified institutional investors.

  (d)  Security trades on the Hong Kong exchange.

  (e)  Amount is less than 0.05%.

SUMMARY OF INVESTMENTS INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Computer Services, Software & Systems	$41,840,621	18.8%
Diversified Retail	30,906,657	13.9
Computer Technology	24,853,859	11.1
Alternative Energy	12,540,961	5.6
Investment Company	12,216,664	5.5
Financial Data & Systems	11,724,869	5.3
Commercial Services	11,573,237	5.2
Communications Technology	9,320,492	4.2
Medical Equipment	8,301,769	3.7
Real Estate Investment Trusts (REIT)	7,550,597	3.4
Recreational Vehicles & Boats	7,385,264	3.3
Health Care Services	6,724,135	3.0
Pharmaceuticals	6,586,258	2.9
Chemicals: Diversified	6,457,231	2.9
Metals & Minerals: Diversified	5,476,794	2.4
Air Transport	4,271,063	1.9
Wholesale & International Trade	4,251,085	1.9
Biotechnology	3,749,833	1.7
Commercial Finance & Mortgage Companies	3,724,068	1.7
Asset Management & Custodian	3,509,123	1.6
	$222,964,580	100.0%

See Notes to Financial Statements
50

Morgan Stanley Variable Investment Series - Aggressive Equity

Portfolio of Investments ■ December 31, 2011

NUMBER OF SHARES		VALUE
	Common Stocks (92.5%)
	Air Transport (1.9%)
12,916	Expeditors International of Washington, Inc.	$529,039
	Alternative Energy (4.1%)
10,066	Range Resources Corp.	623,488
18,034	Ultra Petroleum Corp. (a)	534,348
		1,157,836
	Asset Management & Custodian (1.5%)
11,308	Greenhill & Co., Inc.	411,272
	Biotechnology (1.6%)
14,419	Illumina, Inc. (a)	439,491
	Chemicals: Diversified (3.1%)
12,216	Monsanto Co.	855,975
	Commercial Finance & Mortgage Companies (1.8%)
93,281	BM&F Bovespa SA (Brazil)	490,097
	Commercial Services (5.1%)
14,085	CoStar Group, Inc. (a)	939,892
20,715	Leucadia National Corp.	471,059
		1,410,951
	Communications Technology (4.0%)
23,944	Motorola Solutions, Inc.	1,108,368
	Computer Services, Software & Systems (18.6%)
7,934	Baidu, Inc. ADR (China) (a)	924,073
39,222	Facebook, Inc., Class B (a)(b)(c)	1,058,994
3,076	Google, Inc., Class A (a)	1,986,788
6,423	LinkedIn Corp., Class A (a)	404,713
5,923	Salesforce.com, Inc. (a)	600,948
22,787	Zynga, Inc., Class A (a)	214,426
		5,189,942
	Computer Technology (11.0%)
6,379	Apple, Inc. (a)	2,583,495
24,689	Yandex N.V., Class A (Russia) (a)	486,373
		3,069,868

NUMBER OF SHARES		VALUE
	Diversified Retail (13.9%)
11,836	Amazon.com, Inc. (a)	$2,048,812
20,402	Fastenal Co.	889,731
31,894	Groupon, Inc. (a)	657,973
4,039	NetFlix, Inc. (a)	279,862
		3,876,378
	Financial Data & Systems (5.4%)
22,657	MSCI, Inc., Class A (a)	746,095
19,190	Verisk Analytics, Inc., Class A (a)	770,095
		1,516,190
	Health Care Services (2.8%)
16,213	athenahealth, Inc. (a)	796,383
	Medical Equipment (3.7%)
2,239	Intuitive Surgical, Inc. (a)	1,036,679
	Metals & Minerals: Diversified (2.3%)
324,848	Lynas Corp. Ltd. (Australia) (a)	347,206
12,289	Molycorp, Inc. (a)	294,690
		641,896
	Pharmaceuticals (2.9%)
11,739	Mead Johnson Nutrition Co.	806,822
	Real Estate Investment Trusts (REIT) (3.6%)
36,202	Brookfield Asset Management, Inc., Class A (Canada)	994,831
	Recreational Vehicles & Boats (3.2%)
36,626	Edenred (France)	901,609
	Wholesale & International Trade (2.0%)
302,000	Li & Fung Ltd. (d)	559,158
	Total Common Stocks (Cost $21,573,421)	25,792,785

See Notes to Financial Statements
51

Morgan Stanley Variable Investment Series - Aggressive Equity

Portfolio of Investments ■ December 31, 2011 continued

NUMBER OF SHARES		VALUE
	Convertible Preferred Stocks (1.3%)
	Alternative Energy (1.1%)
70,908	Better Place, Inc. (a)(b)(c)	$321,922
	Computer Services, Software & Systems (0.2%)
3,313	Workday, Inc. (a)(b)(c)	43,931
	Total Convertible Preferred Stocks (Cost $221,200)	365,853
NUMBER OF SHARES (000)
	Short-Term Investment (6.4%)
	Investment Company
1,791	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $1,790,916)	1,790,916
Total Investments (Cost $23,585,537)	100.2%	27,949,554
Liabilities in Excess of Other Assets	(0.2)	(51,176)
Net Assets	100.0%	$27,898,378

  ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  At December 31, 2011, the Portfolio held fair valued securities valued at $1,424,847, representing 5.1% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (c)  Illiquid security. Resale is restricted to qualified institutional investors.

  (d)  Security trades on the Hong Kong exchange.

SUMMARY OF INVESTMENTS INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Computer Services, Software & Systems	$5,233,873	18.7%
Diversified Retail	3,876,378	13.9
Computer Technology	3,069,868	11.0
Investment Company	1,790,916	6.4
Financial Data & Systems	1,516,190	5.4
Alternative Energy	1,479,758	5.3
Commercial Services	1,410,951	5.0
Communications Technology	1,108,368	4.0
Medical Equipment	1,036,679	3.7
Real Estate Investment Trusts (REIT)	994,831	3.6
Recreational Vehicles & Boats	901,609	3.2
Chemicals: Diversified	855,975	3.1
Pharmaceuticals	806,822	2.9
Health Care Services	796,383	2.8
Metals & Minerals: Diversified	641,896	2.3
Wholesale & International Trade	559,158	2.0
Air Transport	529,039	1.9
Commercial Finance & Mortgage Companies	490,097	1.7
Biotechnology	439,491	1.6
Asset Management & Custodian	411,272	1.5
	$27,949,554	100.0%

See Notes to Financial Statements
52

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2011

NUMBER OF SHARES		VALUE
	Common Stocks (55.9%)
	Aerospace & Defense (1.1%)
31,100	Raytheon Co.	$1,504,618
	Auto Components (1.0%)
45,180	Johnson Controls, Inc.	1,412,327
	Biotechnology (0.7%)
30,700	Vertex Pharmaceuticals, Inc. (a)	1,019,547
	Chemicals (1.0%)
29,670	EI du Pont de Nemours & Co.	1,358,293
	Commercial Banks (2.0%)
100,000	Wells Fargo & Co.	2,756,000
	Computers & Peripherals (7.3%)
8,765	Apple, Inc. (a)	3,549,825
101,300	Hewlett-Packard Co.	2,609,488
77,700	SanDisk Corp. (a)	3,823,617
		9,982,930
	Diversified Financial Services (2.6%)
45,000	Citigroup, Inc. (See Note 6)	1,183,950
71,445	JPMorgan Chase & Co.	2,375,546
		3,559,496
	Diversified Telecommunication Services (4.1%)
110,770	CenturyLink, Inc.	4,120,644
37,650	Verizon Communications, Inc.	1,510,518
		5,631,162
	Food & Staples Retailing (1.1%)
71,100	Safeway, Inc.	1,495,944
	Food Products (1.1%)
56,700	ConAgra Foods, Inc.	1,496,880
	Hotels, Restaurants & Leisure (3.2%)
29,050	McDonald's Corp.	2,914,587
25,000	Yum! Brands, Inc.	1,475,250
		4,389,837
	Industrial Conglomerates (2.2%)
89,950	General Electric Co.	1,611,004
29,480	Tyco International Ltd.	1,377,011
		2,988,015
	Insurance (2.3%)
45,050	Chubb Corp. (The)	3,118,361

See Notes to Financial Statements
53

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2011 continued

NUMBER OF SHARES		VALUE
	Machinery (1.1%)
31,000	Illinois Tool Works, Inc.	$1,448,010
	Media (1.1%)
40,650	Time Warner, Inc.	1,469,091
	Metals & Mining (2.6%)
254,000	Alcoa, Inc.	2,197,100
37,060	Freeport-McMoRan Copper & Gold, Inc.	1,363,437
		3,560,537
	Multi-Utilities (1.1%)
27,630	Integrys Energy Group, Inc.	1,496,993
	Oil, Gas & Consumable Fuels (5.2%)
26,550	Chevron Corp.	2,824,920
39,035	ConocoPhillips	2,844,481
17,690	Exxon Mobil Corp.	1,499,404
		7,168,805
	Paper & Forest Products (1.0%)
47,670	MeadWestvaco Corp.	1,427,717
	Pharmaceuticals (5.2%)
55,485	Abbott Laboratories	3,119,922
113,060	Bristol-Myers Squibb Co.	3,984,234
		7,104,156
	Real Estate Investment Trusts (REIT) (0.7%)
25,825	Plum Creek Timber Co., Inc. REIT	944,162
	Road & Rail (1.0%)
18,600	Norfolk Southern Corp.	1,355,196
	Semiconductors & Semiconductor Equipment (2.0%)
83,805	Intel Corp.	2,032,271
50,000	NVIDIA Corp. (a)	693,000
		2,725,271
	Software (1.1%)
55,340	Microsoft Corp.	1,436,626
	Specialty Retail (2.2%)
73,120	Home Depot, Inc.	3,073,965
	Textiles, Apparel & Luxury Goods (0.9%)
10,170	VF Corp.	1,291,488
	Tobacco (1.0%)
34,280	Reynolds American, Inc.	1,419,878
	Total Common Stocks (Cost $79,773,969)	76,635,305

See Notes to Financial Statements
54

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Corporate Bonds (10.5%)
	Basic Materials (0.7%)
$105	Air Products & Chemicals, Inc.	2.00%	08/02/16	$107,958
100	Anglo American Capital PLC (United Kingdom) (b)	9.375	04/08/19	127,418
15	ArcelorMittal (Luxembourg)	7.00	10/15/39	13,980
50	ArcelorMittal (Luxembourg)	9.85	06/01/19	55,685
55	Barrick North America Finance LLC	4.40	05/30/21	59,680
105	Cliffs Natural Resources, Inc.	4.875	04/01/21	104,814
50	Ecolab, Inc.	3.00	12/08/16	51,780
20	Ecolab, Inc.	4.35	12/08/21	21,401
15	FMG Resources August 2006 Pty Ltd. (Australia) (b)	6.875	02/01/18	14,438
35	Georgia-Pacific LLC	7.75	11/15/29	44,166
50	Georgia-Pacific LLC	8.875	05/15/31	68,912
75	Kinross Gold Corp. (Canada) (b)	5.125	09/01/21	73,745
20	MeadWestvaco Corp.	7.375	09/01/19	23,269
20	Rio Tinto Finance USA Ltd. (Australia)	9.00	05/01/19	27,335
65	Teck Resources Ltd. (Canada)	4.75	01/15/22	70,008
70	Teck Resources Ltd. (Canada)	6.25	07/15/41	81,158
60	Vale Overseas Ltd. (Brazil)	5.625	09/15/19	66,396
15	Vale Overseas Ltd. (Brazil)	6.875	11/10/39	17,256
				1,029,399
	Communications (1.2%)
50	AT&T, Inc.	3.875	08/15/21	52,994
85	AT&T, Inc.	6.30	01/15/38	104,724
50	CBS Corp.	8.875	05/15/19	64,311
45	CenturyLink, Inc.	6.45	06/15/21	45,162
50	Comcast Corp.	5.15	03/01/20	56,958
45	Comcast Corp.	5.70	05/15/18	51,854
15	Comcast Corp.	6.45	03/15/37	18,245
15	COX Communications, Inc. (b)	8.375	03/01/39	20,148
45	Deutsche Telekom International Finance BV (Germany)	8.75	06/15/30	62,937
30	DirecTV Holdings LLC/DirecTV Financing Co., Inc.	7.625	05/15/16	31,867
20	Expedia, Inc.	5.95	08/15/20	20,202
40	NBC Universal Media LLC	4.375	04/01/21	42,294
65	NBC Universal Media LLC	5.15	04/30/20	72,493
65	News America, Inc.	4.50	02/15/21	68,281
40	Qwest Corp.	6.875	09/15/33	39,932
100	Sable International Finance Ltd. (United Kingdom) (b)	7.75	02/15/17	100,500
65	Telecom Italia Capital SA (Italy)	7.175	06/18/19	60,997
95	Telefonica Europe BV (Spain)	8.25	09/15/30	104,740

See Notes to Financial Statements
55

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$55	Telstra Corp., Ltd. (Australia) (b)	4.80%	10/12/21	$58,445
55	Time Warner, Inc.	4.75	03/29/21	59,758
25	Time Warner, Inc.	4.875	03/15/20	27,137
40	Time Warner, Inc.	5.875	11/15/16	46,219
25	Time Warner, Inc.	7.70	05/01/32	32,711
35	Verizon Communications, Inc.	4.60	04/01/21	39,586
35	Verizon Communications, Inc.	4.75	11/01/41	37,823
55	Verizon Communications, Inc.	8.95	03/01/39	88,374
45	Vivendi SA (France) (b)	6.625	04/04/18	51,211
40	WPP Finance 2010 (United Kingdom) (b)	4.75	11/21/21	39,786
100	WPP Finance UK (United Kingdom)	8.00	09/15/14	111,459
				1,611,148
	Consumer, Cyclical (0.5%)
90	Best Buy Co., Inc.	3.75	03/15/16	88,748
60	Daimler Finance North America LLC (Germany)	7.30	01/15/12	60,112
65	Gap, Inc. (The)	5.95	04/12/21	62,105
90	Home Depot, Inc.	5.875	12/16/36	113,345
40	Hyatt Hotels Corp. (b)	6.875	08/15/19	44,704
20	Ingram Micro, Inc.	5.25	09/01/17	20,627
25	JC Penney Co., Inc.	5.65	06/01/20	24,625
49	JC Penney Corp., Inc.	6.375	10/15/36	41,221
70	VF Corp.	3.50	09/01/21	72,862
40	Wal-Mart Stores, Inc.	5.25	09/01/35	48,020
45	Wesfarmers Ltd. (Australia) (b)	2.983	05/18/16	45,404
75	Wyndham Worldwide Corp.	5.625	03/01/21	77,581
5	Yum! Brands, Inc.	6.875	11/15/37	6,405
				705,759
	Consumer, Non-Cyclical (1.3%)
50	Altria Group, Inc.	4.125	09/11/15	54,327
60	Altria Group, Inc.	9.25	08/06/19	80,682
50	Amgen, Inc.	2.50	11/15/16	50,657
15	Amgen, Inc.	3.875	11/15/21	15,168
50	BAT International Finance PLC (United Kingdom) (b)	9.50	11/15/18	67,985
60	Boston Scientific Corp.	6.00	01/15/20	67,088
45	Bunge Ltd. Finance Corp.	8.50	06/15/19	54,854
90	Cigna Corp.	2.75	11/15/16	89,904
55	ConAgra Foods, Inc.	8.25	09/15/30	69,960
65	Coventry Health Care, Inc.	5.45	06/15/21	72,364
96	Delhaize Group SA (Belgium)	5.70	10/01/40	98,903
65	Gilead Sciences, Inc.	4.50	04/01/21	69,046

See Notes to Financial Statements
56

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$100	Grupo Bimbo SAB de CV (Mexico) (b)	4.875%	06/30/20	$106,340
180	Kraft Foods, Inc.	7.00	08/11/37	241,293
70	Life Technologies Corp.	6.00	03/01/20	78,377
50	Quest Diagnostics, Inc.	6.95	07/01/37	62,371
75	Sanofi (France)	4.00	03/29/21	83,257
120	Teva Pharmaceutical Finance IV BV (Israel)	3.65	11/10/21	122,308
115	UnitedHealth Group, Inc.	6.625	11/15/37	148,154
55	Verisk Analytics, Inc.	5.80	05/01/21	59,315
65	Woolworths Ltd. (Australia) (b)	4.00	09/22/20	67,183
				1,759,536
	Energy (0.8%)
45	Anadarko Petroleum Corp.	6.95	06/15/19	53,802
75	Energy Transfer Partners LP	8.50	04/15/14	84,133
35	Enterprise Products Operating LLC	5.25	01/31/20	38,709
90	Enterprise Products Operating LLC, Series N	6.50	01/31/19	104,955
50	EQT Corp.	4.875	11/15/21	50,570
25	EQT Corp.	8.125	06/01/19	29,366
100	Gazprom OAO Via Gaz Capital SA (Russia) (b)	6.51	03/07/22	102,000
75	Hess Corp.	6.00	01/15/40	89,061
50	Kinder Morgan Energy Partners LP	5.95	02/15/18	57,197
80	Kinder Morgan Finance Co. ULC	5.70	01/05/16	82,200
35	Marathon Petroleum Corp.	5.125	03/01/21	36,630
80	Petrobras International Finance Co. (Brazil)	5.75	01/20/20	86,010
60	Plains All American Pipeline LP/PAA Finance Corp.	6.70	05/15/36	71,515
60	Plains All American Pipeline LP/PAA Finance Corp.	8.75	05/01/19	76,758
50	Spectra Energy Capital LLC	7.50	09/15/38	65,275
55	Texas Eastern Transmission LP	7.00	07/15/32	70,357
				1,098,538
	Finance (4.5%)
100	ABB Treasury Center USA, Inc. (Switzerland) (b)	2.50	06/15/16	100,658
100	Abbey National Treasury Services PLC (United Kingdom) (b)	3.875	11/10/14	93,913
75	Aegon N.V. (Netherlands)	4.625	12/01/15	77,822
135	American International Group, Inc.	6.40	12/15/20	136,476
100	Australia & New Zealand Banking Group Ltd. (Australia) (b)	4.875	01/12/21	105,810
30	Bank of America Corp.	5.75	12/01/17	28,370
135	Bank of America Corp., Series L	5.65	05/01/18	128,789
175	Barclays Bank PLC (United Kingdom)	6.75	05/22/19	194,294
60	Bear Stearns Cos. LLC (The)	6.40	10/02/17	67,115

See Notes to Financial Statements
57

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$170	Bear Stearns Cos. LLC (The)	7.25%	02/01/18	$199,550
130	Berkshire Hathaway, Inc.	3.75	08/15/21	135,349
75	BNP Paribas SA (France)	5.00	01/15/21	72,316
75	Brandywine Operating Partnership LP	4.95	04/15/18	73,927
45	Brookfield Asset Management, Inc. (Canada)	5.80	04/25/17	47,813
35	Citigroup, Inc. (See Note 6)	5.875	05/29/37	35,071
160	Citigroup, Inc. (See Note 6)	6.125	11/21/17	170,968
70	Citigroup, Inc. (See Note 6)	6.125	05/15/18	74,603
95	CNA Financial Corp.	5.75	08/15/21	97,119
240	Credit Suisse (Switzerland)	5.40	01/14/20	226,720
25	Credit Suisse (Switzerland)	6.00	02/15/18	24,687
60	Dexus Diversified Trust/Dexus Office Trust (Australia) (b)	5.60	03/15/21	61,082
115	Digital Realty Trust LP	4.50	07/15/15	117,395
25	ERP Operating LP	4.625	12/15/21	25,543
140	Farmers Exchange Capital (b)	7.05	07/15/28	148,541
60	General Electric Capital Corp.	5.30	02/11/21	64,253
160	General Electric Capital Corp.	5.625	05/01/18	179,441
270	General Electric Capital Corp., Series G	6.00	08/07/19	310,611
75	Genworth Financial, Inc.	7.20	02/15/21	68,553
190	Goldman Sachs Group, Inc. (The)	6.15	04/01/18	196,350
80	Goldman Sachs Group, Inc. (The)	6.75	10/01/37	74,659
60	Goldman Sachs Group, Inc. (The)	7.50	02/15/19	66,357
45	Harley-Davidson Funding Corp. (b)	6.80	06/15/18	52,660
60	Hartford Financial Services Group, Inc.	5.50	03/30/20	60,996
130	HBOS PLC, Series G (United Kingdom) (b)	6.75	05/21/18	104,360
30	Health Care REIT, Inc.	6.125	04/15/20	31,134
210	HSBC Holdings PLC (United Kingdom)	5.10	04/05/21	223,558
60	JPMorgan Chase & Co.	4.25	10/15/20	60,531
15	JPMorgan Chase & Co.	4.95	03/25/20	15,970
70	Lloyds TSB Bank PLC (United Kingdom)	6.375	01/21/21	70,269
50	Macquarie Bank Ltd. (Australia) (b)	6.625	04/07/21	46,175
55	Macquarie Group Ltd. (Australia) (b)	6.00	01/14/20	51,670
225	Merrill Lynch & Co., Inc., MTN	6.875	04/25/18	222,116
35	MetLife, Inc. (See Note 6)	7.717	02/15/19	43,951
35	NASDAQ OMX Group, Inc. (The)	5.55	01/15/20	35,915
170	Nationwide Building Society (United Kingdom) (b)	6.25	02/25/20	168,936
50	Nationwide Financial Services (b)	5.375	03/25/21	49,201
75	Pacific LifeCorp (b)	6.00	02/10/20	79,951
60	Platinum Underwriters Finance, Inc., Series B	7.50	06/01/17	63,215
50	Principal Financial Group, Inc.	8.875	05/15/19	62,340

See Notes to Financial Statements
58

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$40	Prudential Financial, Inc., MTN	6.625%	12/01/37	$43,942
50	Regions Financial Corp.	5.75	06/15/15	48,250
60	Reinsurance Group of America, Inc.	6.45	11/15/19	67,512
25	Santander Holdings USA, Inc. (Spain)	4.625	04/19/16	24,031
50	Simon Property Group LP	4.125	12/01/21	52,390
70	SLM Corp., MTN	6.25	01/25/16	68,133
100	Standard Chartered Bank (United Kingdom) (b)	6.40	09/26/17	103,091
55	SunTrust Banks, Inc.	3.50	01/20/17	55,347
105	TD Ameritrade Holding Corp.	5.60	12/01/19	113,713
100	UBS AG (Switzerland)	5.75	04/25/18	103,744
100	Ventas Realty LP/Ventas Capital Corp.	4.75	06/01/21	96,695
75	Vornado Realty LP	5.00	01/15/22	75,770
60	Wachovia Corp.	5.625	10/15/16	65,391
75	WEA Finance LLC (Australia) (b)	4.625	05/10/21	73,750
95	Wells Fargo & Co.	5.625	12/11/17	108,394
80	Wells Operating Partnership II LP	5.875	04/01/18	82,205
80	Willis Group Holdings PLC	4.125	03/15/16	81,329
				6,110,790
	Industrials (0.6%)
100	BAA Funding Ltd. (United Kingdom) (b)	4.875	07/15/23	103,090
65	Bemis Co., Inc.	4.50	10/15/21	68,993
90	Cooper US, Inc.	5.25	11/15/12	93,459
75	CRH America, Inc.	6.00	09/30/16	80,199
30	Holcim US Finance Sarl & Cie SCS (Switzerland) (b)	6.00	12/30/19	30,963
75	L-3 Communications Corp.	4.95	02/15/21	74,464
55	Lafarge SA (France) (b)	6.20	07/09/15	56,016
10	Norfolk Southern Corp. (b)	4.837	10/01/41	10,653
50	Norfolk Southern Corp.	7.25	02/15/31	69,582
70	Sonoco Products Co.	5.75	11/01/40	75,066
40	Union Pacific Corp.	6.125	02/15/20	49,045
80	Waste Management, Inc.	6.125	11/30/39	98,495
				810,025
	Technology (0.3%)
50	Fiserv, Inc.	3.125	06/15/16	50,962
125	Hewlett-Packard Co.	4.65	12/09/21	132,148
100	International Business Machines Corp.	7.625	10/15/18	134,383
45	KLA-Tencor Corp.	6.90	05/01/18	51,960
				369,453

See Notes to Financial Statements
59

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Utilities (0.6%)
$50	EDF SA (France) (b)	4.60%	01/27/20	$51,190
125	Enel Finance International N.V. (Italy) (b)	5.125	10/07/19	111,842
150	Exelon Generation Co., LLC	6.25	10/01/39	183,435
140	FirstEnergy Solutions Corp.	6.05	08/15/21	155,644
75	Iberdrola Finance Ireland Ltd. (Spain) (b)	5.00	09/11/19	73,367
75	Ohio Power Co., Series M	5.375	10/01/21	86,199
80	Oncor Electric Delivery Co., LLC	6.80	09/01/18	97,422
75	PPL WEM Holdings PLC (b)	3.90	05/01/16	75,255
				834,354
	Total Corporate Bonds (Cost $13,425,935)			14,329,002
	Sovereign (0.3%)
230	Brazilian Government International Bond (Brazil)	6.00	01/17/17	269,100
105	Republic of Italy (Italy)	6.875	09/27/23	102,207
	Total Sovereign (Cost $350,899)			371,307
	Municipal Bonds (0.4%)
75	Chicago, IL, Transit Authority	6.20	12/01/40	84,721
30	City of Chicago, IL	6.395	01/01/40	36,846
70	City of New York, NY, Series G-1	5.968	03/01/36	83,383
85	Illinois State Toll Highway Authority, Highway Revenue, Build America Bonds	6.184	01/01/34	100,748
	Municipal Electric Authority of Georgia
50		6.637	04/01/57	52,970
95		6.655	04/01/57	97,523
65	New York City Transitional Finance Authority	5.267	05/01/27	81,091
	State of California,
	General Obligation Bonds
45		5.95	04/01/16	50,759
30		6.65	03/01/22	35,001
	Total Municipal Bonds (Cost $547,369)			623,042
	Agency Fixed Rate Mortgages (0.0%)
2	Federal Home Loan Mortgage Corporation, Gold Pools	6.50	05/01/29 - 12/01/31	2,824
1	Federal National Mortgage Association, Conventional Pools	6.50	11/01/29	647
	Total Agency Fixed Rate Mortgages (Cost $3,155)			3,471

See Notes to Financial Statements
60

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Asset-Backed Securities (1.0%)
$100	Ally Master Owner Trust	1.148	(c)%	01/15/16	$100,297
123	America West Airlines 2001-1 Pass-Through Trust, Series 011G (AMBAC)	7.10		10/02/22	114,075
31	Brazos Student Finance Corp.	1.258	(c)	06/25/35	31,177
144	CVS Pass-Through Trust	6.036		12/10/28	150,129
200	FUEL Trust (b)	4.207		04/15/16	201,894
100	GE Dealer Floorplan Master Note Trust (b)	1.828	(c)	10/20/14	100,883
175	Louisiana Public Facilities Authority	1.318	(c)	04/26/27	169,477
150	Nissan Auto Receivables Owner Trust	1.18		02/16/15	150,711
180	PFS Financing Corp. (b)	1.778	(c)	10/17/16	180,133
125	World Omni Automobile Lease Securitization Trust	1.49		10/15/14	125,772
	Total Asset-Backed Securities (Cost $1,325,757)				1,324,548
	Agency Bond - Banking (FDIC Guaranteed) (0.7%)
1,000	Citigroup Funding, Inc. (See Note 6) (Cost $1,000,690) (d)	2.25		12/10/12	1,018,808
	U.S. Treasury Securities (9.8%)
	U.S. Treasury Bonds
1,830		3.50		02/15/39	2,058,750
280		3.875		08/15/40	335,694
730		6.875		08/15/25	1,124,314
	U.S. Treasury Notes
610		0.50		10/15/13	612,740
1,975		1.25		08/31/15	2,027,770
3,275		1.75		01/31/14 - 07/31/15	3,395,561
1,345		2.25		01/31/15	1,420,972
2,300		2.375		08/31/14	2,423,266
	Total U.S. Treasury Securities (Cost $12,741,745)				13,399,067
	U.S. Agency Securities (1.6%)
	Federal Home Loan Mortgage Corporation
260		0.625		12/29/14	260,002
365		1.00		07/30/14	369,148
150		3.75		03/27/19	171,504
45		6.75		03/15/31	67,857

See Notes to Financial Statements
61

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Federal National Mortgage Association
$700		4.375%	10/15/15	$791,691
450		5.375	06/12/17	544,358
	Total U.S. Agency Securities (Cost $2,111,456)			2,204,560
	Short-Term Investments (19.5%)
	U.S. Treasury Security (0.1%)
100	U.S. Treasury Bill (Cost $99,996) (e)(f)	0.018	03/22/12	99,997
NUMBER OF SHARES (000)
	Investment Company (19.4%)
26,626	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $26,626,452)			26,626,452
	Total Short-Term Investments (Cost $26,726,448)			26,726,449
	Total Investments (Cost $138,007,423) (g)		99.7%	136,635,559
	Other Assets in Excess of Liabilities		0.3	376,770
	Net Assets		100.0%	$137,012,329

  FDIC  Federal Deposit Insurance Corporation.

  MTN  Medium Term Note.

  (a)  Non-income producing security.

  (b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (c)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2011.

  (d)  Agency Bonds — Banking (FDIC Guaranteed)

  (e)  A portion of this security has been physically segregated in connection with open futures contracts and swap agreements.

  (f)  Rate shown is the yield to maturity at December 31, 2011.

  (g)  Securities are available for collateral in connection with open foreign currency exchange contracts, futures contracts and swap agreements.

Bond Insurance:

AMBAC  AMBAC Assurance Corporation.

See Notes to Financial Statements
62

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2011 continued

FOREIGN CURRENCY EXCHANGE CONTRACTS OPEN AT DECEMBER 31, 2011:

COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
UBS AG		$178,321	NOK	1,030,000	01/20/12	$(6,192)
JPMorgan Chase Bank	CHF	66,000		$71,375	01/20/12	1,091
JPMorgan Chase Bank	SEK	360,000		$53,295	01/20/12	1,027
Net Unrealized Depreciation						$(4,074)

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2011:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
2	Long	U.S. Treasury 5 yr. Note, Mar-12	$246,516	$265
1	Long	U.S. Treasury 2 yr. Note, Mar-12	220,547	118
1	Short	U.S. Treasury Ultra Long Bond, Mar-12	(160,187)	(781)
3	Short	U.S. Treasury 30 yr. Bond, Mar-12	(434,438)	(2,625)
Net Unrealized Depreciation				$(3,023)

See Notes to Financial Statements
63

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2011 continued

INTEREST RATE SWAP AGREEMENTS OPEN AT DECEMBER 31, 2011:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	FIXED RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs	$5,640	3 Month CDOR	Receive	2.70%	07/15/15	$(147,395)
Barclays Capital	59,956	3 Month STIBOR	Receive	2.89	07/29/13	(91,873)
Bank of America NA	2,305	3 Month LIBOR	Receive	4.35	08/18/26	(93,796)
Barclays Capital	24,090	3 Month STIBOR	Receive	2.30	09/12/12	19,456
Bank of America NA	2,175	6 Month EURIBOR	Receive	3.61	08/18/31	(76,446)
Bank of America NA	1,720	6 Month EURIBOR	Pay	4.26	08/18/26	76,636
Bank of America	2,860	3 Month LIBOR	Pay	4.15	08/18/31	103,291
Credit Suisse	1,388	3 Month CDOR	Pay	4.07	09/08/20	88,111
Credit Suisse	1,000	3 Month CDOR	Pay	4.12	09/08/20	66,086
Barclays Capital	51,185	3 Month STIBOR	Pay	2.76	07/29/12	82,475
Net Unrealized Appreciation						$26,545

ZERO COUPON SWAP AGREEMENTS OPEN AT DECEMBER 31, 2011:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Bank PLC	$515	3 Month LIBOR	Pay	11/15/19	$95,195
Barclays Bank PLC	435	3 Month LIBOR	Receive	11/15/19	(171,196)
Net Unrealized Depreciation					$(76,001)

  CDOR    Canadian Dealer Offered Rate.

  EURIBOR  Euro Interbank Offered Rate.

  LIBOR    London Interbank Offered Rate.

  STIBOR  Stockholm Interbank Offered Rate.

Currency Abbreviations:

CHF  Swiss Franc.

NOK  Norwegian Krone.

SEK  Swedish Krona.

See Notes to Financial Statements
64

Morgan Stanley Variable Investment Series - Strategist

Summary of Investments ■ December 31, 2011

PORTFOLIO COMPOSITION	VALUE		PERCENT OF TOTAL INVESTMENTS
Common Stocks	$76,635,305		56.1%
Investment Company	26,626,452		19.5
Corporate Bonds	14,329,002		10.5
U.S. Treasury Securities	13,499,064		9.9
U.S. Agency Securities	2,204,560		1.6
Asset-Backed Securities	1,324,548		1.0
Agency Bond - Banking (FDIC Guaranteed)	1,018,808		0.7
Municipal Bonds	623,042		0.4
Sovereign	371,307		0.3
Agency Fixed Rate Mortgages	3,471		0.0 +
	$136,635,559	++	100.0%

  +  Amount is less that 0.05%

  ++  Does not include open long/short futures contracts with an underlying face amount of $1,061,688 and net unrealized depreciation of $3,023. Also does not include open foreign currency exchange contracts with net unrealized depreciation of $4,074 and open swap agreements with net unrealized depreciation of $49,456.

See Notes to Financial Statements
65

Morgan Stanley Variable Investment Series

Financial Statements

Statements of Assets and Liabilities
December 31, 2011

	Money Market		Limited Duration	Income Plus	Global Infrastructure
Assets:
Investments in securities, at value*	$107,581,291	(1)	$55,012,592	$185,070,247	$71,238,028
Investment in affiliate, at value**	—		1,525,070	4,673,651	1,993,348
Total investments in securities, at value	107,581,291		56,537,662	189,743,898	73,231,376
Unrealized appreciation on open swap agreements	—		369,297	—	—
Unrealized appreciation on open foreign currency exchange contracts	—		—	—	—
Cash	10,785		—	16,350	31,825	(2)
Receivable for:
Investments sold	—		—	666,654	—
Interest	8,068		396,556	2,481,710	—
Shares of beneficial interest sold	727,309		170,382	1,120,153	7
Dividends	—		—	11,604	330,533
Foreign withholding taxes reclaimed	—		—	572	29,231
Interest and dividends from affiliates	—		1,316	63,640	85
Variation margin	—		10,406	—	—
Premium paid on open swap agreements	—		—	16,985	—
Prepaid expenses and other assets	5,567		5,037	4,810	2,286
Total Assets	108,333,020		57,490,656	194,126,376	73,625,343
Liabilities:
Unrealized depreciation on open swap agreements	—		640,290	10,900	—
Unrealized depreciation on open foreign currency exchange contracts	—		—	—	—
Payable for:
Investments purchased	1,000,014		—	—	27,279
Shares of beneficial interest redeemed	115		31	87,775	36,741
Investment advisory fee	605		14,493	68,576	34,805
Variation margin	—		—	35,282	—
Distribution fee (Class Y)	—		9,381	21,541	3,019
Administration fee	4,418		3,865	13,062	4,885
Transfer agent fee	493		417	500	500
Accrued expenses and other payables	47,267		44,731	64,790	47,290
Total Liabilities	1,052,912		713,208	302,426	154,519
Net Assets	$107,280,108		$56,777,448	$193,823,950	$73,470,824
Composition of Net Assets:
Paid-in-capital	$107,282,061		$90,211,343	$195,124,681	$53,816,923
Net unrealized appreciation (depreciation)	—		268,823	7,963,613	11,897,343
Accumulated undistributed net investment income (net investment loss)	58		1,499,321	10,694,720	1,649,890
Accumulated net realized gain (loss)	(2,011)		(35,202,039)	(19,959,064)	6,106,668
Net Assets	$107,280,108		$56,777,448	$193,823,950	$73,470,824
* Cost	$107,581,291		$54,497,173	$177,449,907	$59,339,593
** Affiliated Cost	$—		$1,528,271	$4,110,680	$1,993,348
Class X Shares:
Net Assets	$51,431,164		$12,692,678	$90,875,979	$58,998,494
Shares Outstanding (unlimited shares authorized, $0.01 par value)	51,432,028		1,649,509	8,161,558	6,762,529
Net Asset Value Per Share	$1.00		$7.69	$11.13	$8.72
Class Y Shares:
Net Assets	$55,848,944		$44,084,770	$102,947,971	$14,472,330
Shares Outstanding (unlimited shares authorized, $0.01 par value)	55,850,039		5,747,334	9,280,033	1,664,584
Net Asset Value Per Share	$1.00		$7.67	$11.09	$8.69

(1)  Including repurchase agreements of $56,655,000

(2)  Including foreign currency valued at $31,825, $20,368, and $87, respectively with a cost of $31,795, $20,349, and $87, respectively.

See Notes to Financial Statements
66

	European Equity		Multi Cap Growth	Aggressive Equity	Strategist
Assets:
Investments in securities, at value*	$52,136,386		$210,747,916	$26,158,638	$107,481,756
Investment in affiliate, at value**	718,547		12,216,664	1,790,916	29,153,803
Total investments in securities, at value	52,854,933		222,964,580	27,949,554	136,635,559
Unrealized appreciation on open swap agreements	—		—	—	531,250
Unrealized appreciation on open foreign currency exchange contracts	—		—	—	2,118
Cash	20,368	(2)	—	—	987	(2)
Receivable for:
Investments sold	12,732		—	—	8,040,560
Interest	—		—	—	334,240
Shares of beneficial interest sold	2,466		201,436	6,520	942
Dividends	144,498		120,901	14,383	106,446
Foreign withholding taxes reclaimed	64,894		—	—	41
Interest and dividends from affiliates	69		944	185	6,697
Variation margin	—		—	—	25,446
Premium paid on open swap agreements	—		—	—	—
Prepaid expenses and other assets	2,115		9,046	3,378	7,924
Total Assets	53,102,075		223,296,907	27,974,020	145,692,210
Liabilities:
Unrealized depreciation on open swap agreements	—		—	—	580,706
Unrealized depreciation on open foreign currency exchange contracts	147,144		—	—	6,192
Payable for:
Investments purchased	—		156,352	19,649	7,737,241
Shares of beneficial interest redeemed	29,232		14,120	11,819	232,415
Investment advisory fee	26,187		81,298	16,245	48,980
Variation margin	—		—	—	—
Distribution fee (Class Y)	2,474		10,750	3,443	8,511
Administration fee	3,586		15,485	1,940	9,330
Transfer agent fee	500		584	417	500
Accrued expenses and other payables	43,294		56,057	22,129	56,006
Total Liabilities	252,417		334,646	75,642	8,679,881
Net Assets	$52,849,658		$222,962,261	$27,898,378	$137,012,329
Composition of Net Assets:
Paid-in-capital	$62,200,242		$182,013,144	$21,371,337	$134,637,224
Net unrealized appreciation (depreciation)	3,664,714		36,965,474	4,363,742	(1,431,592)
Accumulated undistributed net investment income (net investment loss)	1,565,150		(240,492)	(33,028)	2,444,177
Accumulated net realized gain (loss)	(14,580,448)		4,224,135	2,196,327	1,362,520
Net Assets	$52,849,658		$222,962,261	$27,898,378	$137,012,329
* Cost	$48,318,220		$173,780,096	$21,794,621	$107,872,867
** Affiliated Cost	$718,547		$12,216,664	$1,790,916	$30,134,556
Class X Shares:
Net Assets	$41,181,413		$173,283,896	$12,077,694	$97,168,826
Shares Outstanding (unlimited shares authorized, $0.01 par value)	2,902,944		4,644,388	672,697	9,341,162
Net Asset Value Per Share	$14.19		$37.31	$17.95	$10.40
Class Y Shares:
Net Assets	$11,668,245		$49,678,365	$15,820,684	$39,843,503
Shares Outstanding (unlimited shares authorized, $0.01 par value)	826,186		1,342,682	902,796	3,845,400
Net Asset Value Per Share	$14.12		$37.00	$17.52	$10.36

67

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Operations
For the year ended December 31, 2011

	Money Market	Limited Duration	Income Plus	Global Infrastructure
Net Investment Income:
Income
Interest†	$273,988	$1,664,759	$11,345,175	—
Dividends†	—	—	72,259	$2,500,836
Interest and dividends from affiliates (Note 6)	—	46,457	504,011	1,717
Income from securities loaned - net	—	—	—	—
Total Income	273,988	1,711,216	11,921,445	2,502,553
†Net of foreign withholding taxes	—	—	—	145,788
Expenses
Investment advisory fee (Note 4)	525,074	187,130	893,580	426,740
Distribution fee (Class Y shares) (Note 5)	154,136	121,663	284,274	37,356
Administration fee (Note 4)	58,342	49,901	170,205	59,893
Professional fees	61,813	66,355	78,761	70,852
Shareholder reports and notices	21,489	26,071	39,219	24,707
Custodian fees	22,689	11,560	15,261	41,158
Trustees' fees and expenses	4,136	2,489	7,479	2,901
Transfer agent fees and expenses	2,993	2,417	3,000	3,000
Other	6,727	26,801	46,031	15,893
Total Expenses	857,399	494,387	1,537,810	682,500
Less: amounts waived	(595,451)	—	—	—
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	—	(1,009)	(1,719)	(1,419)
Net Expenses	261,948	493,378	1,536,091	681,081
Net Investment Income (Loss)	12,040	1,217,838	10,385,354	1,821,472
Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	(2,034)	377,923	6,231,226	6,396,662
Investments in affiliates (Note 6)	—	26,644	449,298	—
Futures contracts	—	611,416	(1,409,742)	—
Swap agreements	—	(675,647)	402,198	—
Foreign currency exchange contracts	—	—	—	—
Foreign currency translation	—	—	—	(124,640)
Net Realized Gain (Loss)	(2,034)	340,336	5,672,980	6,272,022
Change in Unrealized Appreciation/Depreciation on:
Investments	—	(258,359)	(4,576,750)	3,168,021
Investments in affiliates (Note 6)	—	(41,593)	(538,885)	—
Futures contracts	—	44,090	(675,018)	—
Swap agreements	—	330,785	113,226	—
Foreign currency exchange contracts	—	—	—	—
Foreign currency translation	—	—	—	(4,852)
Net Change in Unrealized Appreciation/Depreciation	—	74,923	(5,677,427)	3,163,169
Net Gain (Loss)	(2,034)	415,259	(4,447)	9,435,191
Net Increase (Decrease)	$10,006	$1,633,097	$10,380,907	$11,256,663

See Notes to Financial Statements
68

	European Equity	Multi Cap Growth	Aggressive Equity	Strategist
Net Investment Income:
Income
Interest†	$30	$317	—	$1,343,351
Dividends†	2,236,914	1,538,618	$184,019	2,009,227
Interest and dividends from affiliates (Note 6)	1,321	11,490	1,407	79,943
Income from securities loaned - net	96,083	—	—	—
Total Income	2,334,348	1,550,425	185,426	3,432,521
†Net of foreign withholding taxes	192,930	65,215	7,663	224
Expenses
Investment advisory fee (Note 4)	570,255	1,104,601	209,841	683,171
Distribution fee (Class Y shares) (Note 5)	39,636	148,411	42,962	120,780
Administration fee (Note 4)	52,437	210,400	25,056	130,128
Professional fees	72,076	72,004	60,095	77,375
Shareholder reports and notices	32,569	36,177	15,963	32,029
Custodian fees	19,914	24,572	7,881	20,627
Trustees' fees and expenses	2,664	9,107	1,440	5,956
Transfer agent fees and expenses	3,000	3,554	2,501	3,000
Other	15,494	17,478	9,760	39,562
Total Expenses	808,045	1,626,304	375,499	1,112,628
Less: amounts waived	(112,937)	—	—	—
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(1,140)	(11,007)	(1,351)	(31,209)
Net Expenses	693,968	1,615,297	374,148	1,081,419
Net Investment Income (Loss)	1,640,380	(64,872)	(188,722)	2,351,102
Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	1,358,256	32,692,019	4,226,644	3,546,862
Investments in affiliates (Note 6)	—	—	—	(1,203,292)
Futures contracts	—	—	—	(165,494)
Swap agreements	—	—	—	(400,820)
Foreign currency exchange contracts	92,515	—	—	(8,678)
Foreign currency translation	(57,591)	(46,468)	(4,588)	1,225
Net Realized Gain (Loss)	1,393,180	32,645,551	4,222,056	1,769,803
Change in Unrealized Appreciation/Depreciation on:
Investments	(8,661,312)	(48,026,045)	(6,086,325)	(15,607,287)
Investments in affiliates (Note 6)	—	—	—	(1,050,344)
Futures contracts	—	—	—	(52,939)
Swap agreements	—	—	—	240,859
Foreign currency exchange contracts	(203,880)	—	—	(3,017)
Foreign currency translation	(12,777)	(2,500)	(294)	(2,977)
Net Change in Unrealized Appreciation/Depreciation	(8,877,969)	(48,028,545)	(6,086,619)	(16,475,705)
Net Gain (Loss)	(7,484,789)	(15,382,994)	(1,864,563)	(14,705,902)
Net Increase (Decrease)	$(5,844,409)	$(15,447,866)	$(2,053,285)	$(12,354,800)

69

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets

	Money Market		Limited Duration		Income Plus
	For The Year Ended December 31, 2011	For The Year Ended December 31, 2010^	For The Year Ended December 31, 2011	For The Year Ended December 31, 2010^	For The Year Ended December 31, 2011	For The Year Ended December 31, 2010^
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$12,040	$8,852	$1,217,838	$1,509,025	$10,385,354	$12,408,378
Net realized gain (loss)	(2,034)	1,958	340,336	940,308	5,672,980	11,573,449
Net change in unrealized appreciation/depreciation	—	—	74,923	(810,317)	(5,677,427)	(2,449,027)
Net Increase (Decrease)	10,006	10,810	1,633,097	1,639,016	10,380,907	21,532,800
Dividends and Distributions to Shareholders from:
Net investment income
Class X Shares	(5,521)	(7,144)	(456,806)	(562,429)	(5,809,741)	(6,824,574)
Class Y Shares	(6,188)	(7,532)	(1,462,462)	(1,897,146)	(6,427,424)	(7,792,022)
Net realized gain
Class X Shares	—	—	—	—	—	—
Class Y Shares	—	—	—	—	—	—
Total Dividends and Distributions	(11,709)	(14,676)	(1,919,268)	(2,459,575)	(12,237,165)	(14,616,596)
Net decrease from transactions in shares of beneficial interest	(19,788,308)	(38,557,210)	(11,618,059)	(8,139,476)	(35,004,480)	(38,827,172)
Net Decrease	(19,790,011)	(38,561,076)	(11,904,230)	(8,960,035)	(36,860,738)	(31,910,968)
Regulatory Settlement Proceeds:	—	—	—	—	—	—
Net Assets:
Beginning of period	127,070,119	165,631,195	68,681,678	77,641,713	230,684,688	262,595,656
End of Period	$107,280,108	$127,070,119	$56,777,448	$68,681,678	$193,823,950	$230,684,688
Accumulated Undistributed Net Investment Income (Loss)	$58	$(166)	$1,499,321	$1,500,506	$10,694,720	$11,785,302

^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

See Notes to Financial Statements
70

	Global Infrastructure		European Equity
	For The Year Ended December 31, 2011	For The Year Ended December 31, 2010^	For The Year Ended December 31, 2011	For The Year Ended December 31, 2010^
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,821,472	$2,073,599	$1,640,380	$1,247,197
Net realized gain (loss)	6,272,022	5,114,667	1,393,180	(2,469,262)
Net change in unrealized appreciation/depreciation	3,163,169	(2,435,382)	(8,877,969)	5,518,693
Net Increase (Decrease)	11,256,663	4,752,884	(5,844,409)	4,296,628
Dividends and Distributions to Shareholders from:
Net investment income
Class X Shares	(1,548,002)	(1,869,792)	(1,159,573)	(1,420,614)
Class Y Shares	(341,922)	(440,577)	(329,209)	(416,655)
Net realized gain
Class X Shares	(3,167,474)	(5,105,356)	—	—
Class Y Shares	(781,261)	(1,313,510)	—	—
Total Dividends and Distributions	(5,838,659)	(8,729,235)	(1,488,782)	(1,837,269)
Net decrease from transactions in shares of beneficial interest	(9,143,834)	(5,393,355)	(12,462,693)	(10,418,618)
Net Decrease	(3,725,830)	(9,369,706)	(19,795,884)	(7,959,259)
Regulatory Settlement Proceeds:	—	—	—	84,956
Net Assets:
Beginning of period	77,196,654	86,566,360	72,645,542	80,519,845
End of Period	$73,470,824	$77,196,654	$52,849,658	$72,645,542
Accumulated Undistributed Net Investment Income (Loss)	$1,649,890	$1,836,870	$1,565,150	$1,378,682

71

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued

	Multi Cap Growth		Aggressive Equity
	For The Year Ended December 31, 2011	For The Year Ended December 31, 2010^	For The Year Ended December 31, 2011	For The Year Ended December 31, 2010^
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(64,872)	$330,653	$(188,722)	$(139,804)
Net realized gain	32,645,551	27,894,016	4,222,056	3,081,471
Net change in unrealized appreciation/depreciation	(48,028,545)	36,811,414	(6,086,619)	4,245,027
Net Increase (Decrease)	(15,447,866)	65,036,083	(2,053,285)	7,186,694
Dividends and Distributions to Shareholders from:
Net investment income
Class X Shares	(327,521)	(333,905)	—	—
Class Y Shares	—	—	—	—
Net realized gain
Class X Shares	—	—	—	—
Class Y Shares	—	—	—	—
Total Dividends and Distributions	(327,521)	(333,905)	—	—
Net decrease from transactions in shares of beneficial interest	(49,118,412)	(43,247,359)	(4,238,872)	(5,434,742)
Net Increase (Decrease)	(64,893,799)	21,454,819	(6,292,157)	1,751,952
Net Assets:
Beginning of period	287,856,060	266,401,241	34,190,535	32,438,583
End of Period	$222,962,261	$287,856,060	$27,898,378	$34,190,535
Accumulated Undistributed Net Investment Income (Loss)	$(240,492)	$33,893	$(33,028)	$(33,495)

^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

See Notes to Financial Statements
72

	Strategist
	For The Year Ended December 31, 2011	For The Year Ended December 31, 2010^
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,351,102	$3,426,081
Net realized gain	1,769,803	17,577,561
Net change in unrealized appreciation/depreciation	(16,475,705)	(8,886,455)
Net Increase (Decrease)	(12,354,800)	12,117,187
Dividends and Distributions to Shareholders from:
Net investment income
Class X Shares	(2,406,851)	(2,078,387)
Class Y Shares	(860,346)	(786,800)
Net realized gain
Class X Shares	(12,604,023)	(699,178)
Class Y Shares	(5,258,076)	(311,234)
Total Dividends and Distributions	(21,129,296)	(3,875,599)
Net decrease from transactions in shares of beneficial interest	(14,118,840)	(21,094,433)
Net Increase (Decrease)	(47,602,936)	(12,852,845)
Net Assets:
Beginning of period	184,615,265	197,468,110
End of Period	$137,012,329	$184,615,265
Accumulated Undistributed Net Investment Income (Loss)	$2,444,177	$3,145,376

73

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest

	Money Market		Limited Duration		Income Plus
	For The Year Ended December 31, 2011	For The Year Ended December 31, 2010^	For The Year Ended December 31, 2011	For The Year Ended December 31, 2010^	For The Year Ended December 31, 2011	For The Year Ended December 31, 2010^
Class X Shares
Shares
Sold	9,528,528	7,067,298	37,891	182,994	120,523	87,443
Reinvestment of dividends and distributions	5,521	7,144	59,870	73,810	529,120	646,266
Redeemed	(18,033,730)	(31,627,402)	(375,310)	(484,177)	(1,931,499)	(1,707,768)
Net Decrease - Class X	(8,499,681)	(24,552,960)	(277,549)	(227,373)	(1,281,856)	(974,059)
Amount
Sold	$9,528,528	$7,067,298	$292,242	$1,424,485	$1,351,724	$974,412
Reinvestment of dividends and distributions	5,521	7,144	456,806	562,429	5,809,741	6,824,574
Redeemed	(18,033,730)	(31,627,402)	(2,907,547)	(3,778,238)	(21,828,131)	(19,049,643)
Net Decrease - Class X	$(8,499,681)	$(24,552,960)	$(2,158,499)	$(1,791,324)	$(14,666,666)	$(11,250,657)
Class Y Shares
Shares
Sold	14,834,425	12,204,944	159,097	459,275	238,653	456,727
Reinvestment of dividends and distributions	6,188	7,532	191,924	249,624	586,444	739,983
Redeemed	(26,129,240)	(26,216,726)	(1,571,630)	(1,519,333)	(2,627,052)	(3,645,566)
Net Decrease - Class Y	(11,288,627)	(14,004,250)	(1,220,609)	(810,434)	(1,801,955)	(2,448,856)
Amount
Sold	$14,834,425	$12,204,944	$1,222,848	$3,550,343	$2,668,015	$5,104,104
Reinvestment of dividends and distributions	6,188	7,532	1,462,462	1,897,146	6,427,424	7,792,022
Redeemed	(26,129,240)	(26,216,726)	(12,144,870)	(11,795,641)	(29,433,253)	(40,472,641)
Net Decrease - Class Y	$(11,288,627)	$(14,004,250)	$(9,459,560)	$(6,348,152)	$(20,337,814)	$(27,576,515)
Regulatory Settlement Proceeds:	—	—	—	—	—	—

^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

See Notes to Financial Statements
74

	Global Infrastructure		European Equity
	For The Year Ended December 31, 2011	For The Year Ended December 31, 2010^	For The Year Ended December 31, 2011	For The Year Ended December 31, 2010^
Class X Shares
Shares
Sold	41,008	46,011	10,124	7,727
Reinvestment of dividends and distributions	560,033	1,047,320	68,170	111,246
Redeemed	(1,394,386)	(1,462,098)	(590,445)	(672,452)
Net Decrease - Class X	(793,345)	(368,767)	(512,151)	(553,479)
Amount
Sold	$350,997	$379,861	$152,977	$111,210
Reinvestment of dividends and distributions	4,715,476	6,975,148	1,159,573	1,420,614
Redeemed	(11,775,763)	(11,546,584)	(9,410,517)	(9,737,700)
Net Decrease - Class X	$(6,709,290)	$(4,191,575)	$(8,097,967)	$(8,205,876)
Class Y Shares
Shares
Sold	37,827	41,158	4,450	19,373
Reinvestment of dividends and distributions	133,712	263,773	19,411	32,730
Redeemed	(456,268)	(416,792)	(312,722)	(195,961)
Net Decrease - Class Y	(284,729)	(111,861)	(288,861)	(143,858)
Amount
Sold	$315,142	$325,071	$67,572	$273,981
Reinvestment of dividends and distributions	1,123,183	1,754,087	329,209	416,655
Redeemed	(3,872,869)	(3,280,938)	(4,761,507)	(2,903,378)
Net Decrease - Class Y	$(2,434,544)	$(1,201,780)	$(4,364,726)	$(2,212,742)
Regulatory Settlement Proceeds:	—	—	—	$84,956

75

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest

	Multi Cap Growth		Aggressive Equity
	For The Year Ended December 31, 2011	For The Year Ended December 31, 2010^	For The Year Ended December 31, 2011	For The Year Ended December 31, 2010^
Class X Shares
Shares
Sold	23,630	19,352	22,589	21,087
Reinvestment of dividends and distributions	7,793	10,719	—	—
Redeemed	(891,278)	(964,108)	(145,437)	(194,973)
Net Decrease - Class X	(859,855)	(934,037)	(122,848)	(173,886)
Amount
Sold	$952,101	$644,195	$434,357	$338,664
Reinvestment of dividends and distributions	327,521	333,905	—	—
Redeemed	(36,256,926)	(32,044,596)	(2,852,868)	(3,118,178)
Net Decrease - Class X	$(34,977,304)	$(31,066,496)	$(2,418,511)	$(2,779,514)
Class Y Shares
Shares
Sold	44,490	22,133	154,196	50,042
Reinvestment of dividends and distributions	—	—	—	—
Redeemed	(394,005)	(384,584)	(241,830)	(223,151)
Net Decrease - Class Y	(349,515)	(362,451)	(87,634)	(173,109)
Amount
Sold	$1,698,262	$704,927	$2,809,245	$800,661
Reinvestment of dividends and distributions	—	—	—	—
Redeemed	(15,839,370)	(12,885,790)	(4,629,606)	(3,455,889)
Net Decrease - Class Y	$(14,141,108)	$(12,180,863)	$(1,820,361)	$(2,655,228)

^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

See Notes to Financial Statements
76

	Strategist
	For The Year Ended December 31, 2011	For The Year Ended December 31, 2010^
Class X Shares
Shares
Sold	33,714	54,599
Reinvestment of dividends and distributions	1,314,437	229,551
Redeemed	(1,905,781)	(1,492,547)
Net Decrease - Class X	(557,630)	(1,208,397)
Amount
Sold	$381,164	$677,302
Reinvestment of dividends and distributions	15,010,874	2,777,565
Redeemed	(22,742,640)	(18,715,821)
Net Decrease - Class X	$(7,350,602)	$(15,260,954)
Class Y Shares
Shares
Sold	11,243	106,023
Reinvestment of dividends and distributions	537,175	90,972
Redeemed	(1,070,631)	(665,609)
Net Decrease - Class Y	(522,213)	(468,614)
Amount
Sold	$130,345	$1,342,545
Reinvestment of dividends and distributions	6,118,422	1,098,034
Redeemed	(13,017,005)	(8,274,058)
Net Decrease - Class Y	$(6,768,238)	$(5,833,479)

77

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2011

1. Organization and Accounting Policies

Morgan Stanley Variable Investment Series (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund is offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer.

The Fund, organized on February 25, 1983 as a Massachusetts business trust, consists of eight Portfolios ("Portfolios") which commenced operations as follows:

PORTFOLIO	COMMENCEMENT OF OPERATIONS	PORTFOLIO	COMMENCEMENT OF OPERATIONS
Money Market	March 9, 1984	European Equity	March 1, 1991

Limited Duration	May 4, 1999	Multi Cap Growth	March 9, 1984

Income Plus	March 1, 1987	Aggressive Equity	May 4, 1999

Global Infrastructure	March 1, 1990	Strategist	March 1, 1987

On June 5, 2000, the Fund commenced offering one additional class of shares (Class Y shares). The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after June 5, 2000.

The investment objectives of each Portfolio are as follows:

Money Market	Seeks high current income, preservation of capital and liquidity.

Limited Duration	Seeks to provide a high level of current income, consistent with the preservation of capital.

Income Plus	Seeks, as its primary objective, to provide a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective.

Global Infrastructure	Seeks both capital appreciation and current income.

European Equity	Seeks to maximize the capital appreciation of its investments.

Multi Cap Growth* (Formerly Capital Opportunities)	Seeks, as its primary objective, growth of capital and, as a secondary objective, income, but only when consistent with its primary objective.

Aggressive Equity	Seeks long-term capital growth.

Strategist	Seeks high total investment return.

*  Name change effective April 29, 2011.

78

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2011 continued

The following is a summary of significant policies:

A. Valuation of Investments — Money Market: Portfolio securities are valued at amortized cost, which approximates fair value, in accordance with Rule 2a-7 under the Act. All remaining Portfolios: (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other domestic exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (3) all other domestic securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and ask price. In cases where a security is traded on more than one domestic exchange, the security is valued on the exchange designated as the primary market; (4) swaps are marked-to-market daily based upon quotations from market makers; (5) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (6) futures are valued at the latest price published by the commodities exchange on which they trade; (7) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited or Morgan Stanley Investment Management Company (each, a "Sub-Adviser"), each a wholly owned subsidiary of Morgan Stanley, determines that the latest sale price, the bid price or the mean between the last reported bid and ask price do not reflect a security's fair value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (8) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The prices provided by a pricing service take into account broker-dealer market price quotations for trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities; (9) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (10) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates fair value.

79

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2011 continued

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily as earned except where collection is not expected. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income.

C. Repurchase Agreements — The Fund invests directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization.

D. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency exchange contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gains/losses on foreign currency exchange contracts and foreign currency translations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities held.

F. Structured Investments — Certain Portfolios also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency or market. Structured investments may come in various forms including notes, warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency or market when direct access to a market is limited or inefficient from a tax or cost standpoint.

80

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2011 continued

G. Dividends and Distributions to Shareholders — The Fund records dividends and distributions to its shareholders on the ex-dividend date.

H. Expenses — Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

I. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

J. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

81

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2011 continued

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2011.

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Money Market
Assets:
Repurchase Agreements	—	$56,655,000	—	$56,655,000
Commercial Paper	—	27,926,271	—	27,926,271
Certificates of Deposit	—	10,000,020	—	10,000,020
Floating Rate Notes	—	10,000,000	—	10,000,000
Weekly Variable Rate Bonds	—	3,000,000	—	3,000,000
Total Assets	—	$107,581,291	—	$107,581,291
Limited Duration
Assets:
Fixed Income Securities
Corporate Bonds	—	$32,687,869	—	$32,687,869
Asset-Backed Securities	—	12,649,096	—	12,649,096
U.S. Treasury Securities	—	4,803,818	—	4,803,818
Non-U.S. Government — Guaranteed	—	3,312,583	—	3,312,583
Sovereign	—	591,810	—	591,810
Agency Fixed Rate Mortgages	—	465,978	—	465,978
Agency Adjustable Rate Mortgages	—	380,344	—	380,344
Collateralized Mortgage Obligation — Agency Collateral Series	—	356,141	—	356,141
Municipal Bond	—	300,066	—	300,066
Commercial Mortgage Backed Security	—	204,468	—	204,468
Total Fixed Income Securities	—	55,752,173	—	55,752,173

82

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2011 continued

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Short-Term Investments
U.S. Treasury Security	—	$674,978	—	$674,978
Investment Company	$110,511	—	—	110,511
Total Short-Term Investments	110,511	674,978	—	785,489
Futures Contracts	29,731	—	—	29,731
Zero Coupon Swap Agreements	—	369,297	—	369,297
Total Assets	140,242	56,796,448	—	56,936,690
Liabilities:
Futures Contracts	(2,133)	—	—	(2,133)
Zero Coupon Swap Agreements	—	(640,290)	—	(640,290)
Total Liabilities	(2,133)	(640,290)	—	(642,423)
Total	$138,109	$56,156,158	—	$56,294,267
Income Plus
Assets:
Fixed Income Securities
Corporate Bonds	—	$183,503,029	—	$183,503,029
Asset-Backed Securities	—	3,525,560	—	3,525,560
Municipal Bond	—	676,788	—	676,788
Sovereign	—	391,044	—	391,044
Agency Fixed Rate Mortgage	—	1,588	—	1,588
Total Fixed Income Securities	—	188,098,009	—	188,098,009
Convertible Preferred Stocks	$523,134	—	—	523,134
Preferred Stock	439,501	—	—	439,501
Short-Term Investments
U.S. Treasury Security	—	474,984	—	474,984
Investment Company	208,270	—	—	208,270
Total Short-Term Investments	208,270	474,984	—	683,254
Futures Contracts	125,085	—	—	125,085
Total Assets	1,295,990	188,572,993	—	189,868,983
Liabilities:
Futures Contracts	(333,883)	—	—	(333,883)
Credit Default Swap Agreement	—	(10,900)	—	(10,900)
Total Liabilities	(333,883)	(10,900)	—	(344,783)
Total	$962,107	$188,562,093	—	$189,524,200

83

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2011 continued

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Global Infrastructure
Assets:
Common Stocks
Airports	$1,592,454	—	—	$1,592,454
Communications	10,392,291	—	—	10,392,291
Diversified	2,935,063	—	—	2,935,063
Oil & Gas Storage & Transportation	35,698,761	—	—	35,698,761
Ports	876,965	—	—	876,965
Toll Roads	4,920,150	—	—	4,920,150
Transmission & Distribution	11,850,628	—	—	11,850,628
Water	2,971,716	—	—	2,971,716
Total Common Stocks	71,238,028	—	—	71,238,028
Short-Term Investment — Investment Company	1,993,348	—	—	1,993,348
Total Assets	$73,231,376	—	—	$73,231,376
European Equity
Assets:
Common Stocks
Aerospace & Defense	$1,299,116	—	—	$1,299,116
Automobiles	1,095,461	—	—	1,095,461
Chemicals	812,292	—	—	812,292
Commercial Banks	5,674,026	—	—	5,674,026
Electrical Equipment	928,748	—	—	928,748
Food & Staples Retailing	1,548,514	—	—	1,548,514
Food Products	2,696,435	—	—	2,696,435
Health Care Providers & Services	1,086,936	—	—	1,086,936
Hotels, Restaurants & Leisure	584,218	—	—	584,218
Household Products	1,170,088	—	—	1,170,088
Industrial Conglomerates	1,716,132	—	—	1,716,132
Information Technology Services	830,120	—	—	830,120
Insurance	3,058,343	—	—	3,058,343
Machinery	1,589,169	—	—	1,589,169
Media	1,724,329	—	—	1,724,329
Metals & Mining	3,316,096	—	—	3,316,096
Multi-Utilities	905,075	—	—	905,075
Oil, Gas & Consumable Fuels	7,777,830	—	—	7,777,830
Pharmaceuticals	6,825,856	—	—	6,825,856
Professional Services	1,249,520	—	—	1,249,520

84

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2011 continued

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Specialty Retail	$784,800	—	—	$784,800
Tobacco	3,293,211	—	—	3,293,211
Wireless Telecommunication Services	2,170,071	—	—	2,170,071
Total Common Stocks	52,136,386	—	—	52,136,386
Short-Term Investment — Investment Company	718,547	—	—	718,547
Total Assets	52,854,933	—	—	52,854,933
Liabilities:
Foreign Currency Exchange Contracts	—	$(147,144)	—	(147,144)
Total	$52,854,933	$(147,144)	—	$52,707,789
Multi Cap Growth
Assets:
Common Stocks
Air Transport	$4,271,063	—	—	$4,271,063
Alternative Energy	9,879,041	—	—	9,879,041
Asset Management & Custodian	3,509,123	—	—	3,509,123
Biotechnology	3,749,833	—	—	3,749,833
Chemicals: Diversified	6,457,231	—	—	6,457,231
Commercial Finance & Mortgage Companies	3,724,068	—	—	3,724,068
Commercial Services	11,573,237	—	—	11,573,237
Communications Technology	9,320,492	—	—	9,320,492
Computer Services, Software & Systems	32,612,966	—	$8,853,246	41,466,212
Computer Technology	24,853,859	—	—	24,853,859
Diversified Retail	30,906,657	—	—	30,906,657
Financial Data & Systems	11,724,869	—	—	11,724,869
Health Care Services	6,724,135	—	—	6,724,135
Medical Equipment	8,301,769	—	—	8,301,769
Metals & Minerals: Diversified	5,476,794	—	—	5,476,794
Pharmaceuticals	6,586,258	—	—	6,586,258
Real Estate Investment Trusts (REIT)	7,550,597	—	—	7,550,597
Recreational Vehicles & Boats	7,385,264	—	—	7,385,264
Wholesale & International Trade	4,251,085	—	—	4,251,085
Total Common Stocks	198,858,341	—	8,853,246	207,711,587
Convertible Preferred Stocks	—	—	3,036,329	3,036,329
Short-Term Investment — Investment Company	12,216,664	—	—	12,216,664
Total Assets	$211,075,005	—	$11,889,575	$222,964,580

85

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2011 continued

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Aggressive Equity
Assets:
Common Stocks
Air Transport	$529,039	—	—	$529,039
Alternative Energy	1,157,836	—	—	1,157,836
Asset Management & Custodian	411,272	—	—	411,272
Biotechnology	439,491	—	—	439,491
Chemicals: Diversified	855,975	—	—	855,975
Commercial Finance & Mortgage Companies	490,097	—	—	490,097
Commercial Services	1,410,951	—	—	1,410,951
Communications Technology	1,108,368	—	—	1,108,368
Computer Services, Software & Systems	4,130,948	—	$1,058,994	5,189,942
Computer Technology	3,069,868	—	—	3,069,868
Diversified Retail	3,876,378	—	—	3,876,378
Financial Data & Systems	1,516,190	—	—	1,516,190
Health Care Services	796,383	—	—	796,383
Medical Equipment	1,036,679	—	—	1,036,679
Metals & Minerals: Diversified	641,896	—	—	641,896
Pharmaceuticals	806,822	—	—	806,822
Real Estate Investment Trusts (REIT)	994,831	—	—	994,831
Recreational Vehicles & Boats	901,609	—	—	901,609
Wholesale & International Trade	559,158	—	—	559,158
Total Common Stocks	24,733,791	—	1,058,994	25,792,785
Convertible Preferred Stocks	—	—	365,853	365,853
Short-Term Investment — Investment Company	1,790,916	—	—	1,790,916
Total Assets	$26,524,707	—	$1,424,847	$27,949,554
Strategist
Assets:
Common Stocks
Aerospace & Defense	$1,504,618	—	—	$1,504,618
Auto Components	1,412,327	—	—	1,412,327
Biotechnology	1,019,547	—	—	1,019,547
Chemicals	1,358,293	—	—	1,358,293
Commercial Banks	2,756,000	—	—	2,756,000
Computers & Peripherals	9,982,930	—	—	9,982,930
Diversified Financial Services	3,559,496	—	—	3,559,496
Diversified Telecommunication Services	5,631,162	—	—	5,631,162

86

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2011 continued

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Food & Staples Retailing	$1,495,944	—	—	$1,495,944
Food Products	1,496,880	—	—	1,496,880
Hotels, Restaurants & Leisure	4,389,837	—	—	4,389,837
Industrial Conglomerates	2,988,015	—	—	2,988,015
Insurance	3,118,361	—	—	3,118,361
Machinery	1,448,010	—	—	1,448,010
Media	1,469,091	—	—	1,469,091
Metals & Mining	3,560,537	—	—	3,560,537
Multi-Utilities	1,496,993	—	—	1,496,993
Oil, Gas & Consumable Fuels	7,168,805	—	—	7,168,805
Paper & Forest Products	1,427,717	—	—	1,427,717
Pharmaceuticals	7,104,156	—	—	7,104,156
Real Estate Investment Trusts (REIT)	944,162	—	—	944,162
Road & Rail	1,355,196	—	—	1,355,196
Semiconductors & Semiconductor Equipment	2,725,271	—	—	2,725,271
Software	1,436,626	—	—	1,436,626
Specialty Retail	3,073,965	—	—	3,073,965
Textiles, Apparel & Luxury Goods	1,291,488	—	—	1,291,488
Tobacco	1,419,878	—	—	1,419,878
Total Common Stocks	76,635,305	—	—	76,635,305
Fixed Income Securities
Corporate Bonds	—	$14,329,002	—	14,329,002
Sovereign	—	371,307	—	371,307
Municipal Bonds	—	623,042	—	623,042
Agency Fixed Rate Mortgages	—	3,471	—	3,471
Asset-Backed Securities	—	1,324,548	—	1,324,548
Agency Bond — Banking (FDIC Guaranteed)	—	1,018,808	—	1,018,808
U.S. Treasury Securities	—	13,399,067	—	13,399,067
U.S. Agency Securities	—	2,204,560	—	2,204,560
Total Fixed Income Securities	—	33,273,805	—	33,273,805
Short-Term Investments
U.S. Treasury Security	—	99,997	—	99,997
Investment Company	26,626,452	—	—	26,626,452
Total Short-Term Investments	26,626,452	99,997	—	26,726,449

87

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2011 continued

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Foreign Currency Exchange Contracts	—	$2,118	—	$2,118
Futures Contracts	$383	—	—	383
Interest Rate Swap Agreements	—	436,055	—	436,055
Zero Coupon Swap Agreements	—	95,195	—	95,195
Total Assets	103,262,140	33,907,170	—	137,169,310
Liabilities:
Foreign Currency Exchange Contracts	—	(6,192)	—	(6,192)
Futures Contracts	(3,406)	—	—	(3,406)
Interest Rate Swap Agreements	—	(409,510)	—	(409,510)
Zero Coupon Swap Agreements	—	(171,196)	—	(171,196)
Total Liabilities	(3,406)	(586,898)	—	(590,304)
Total	$103,258,734	$33,320,272	—	$136,579,006

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2011, Global Infrastructure held a security that transferred from level 2 to level 1. This security was valued using other significant observable inputs at December 31, 2010 and was valued using an unadjusted quoted price at December 31, 2011. The value of the transfer was as follows:

GLOBAL INFRASTRUCTURE
$2,743,255

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Multi Cap Growth		Aggressive Equity
	Common Stock	Convertible Preferred Stocks	Common Stock	Convertible Preferred Stocks
Beginning Balance	$5,231,372	$1,465,815	—	$177,270
Purchases	—	374,409	$862,949	43,931
Sales	—	—	—	—
Amortization of discount	—	—	—	—
Transfers in	—	—	—	—

88

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2011 continued

	Multi Cap Growth		Aggressive Equity
	Common Stock	Convertible Preferred Stocks	Common Stock	Convertible Preferred Stocks
Transfers out	—	—	—	—
Change in unrealized appreciation (depreciation)	$3,621,874	$1,196,105	$196,045	$144,652
Realized gains (losses)	—	—	—	—
Ending Balance	$8,853,246	$3,036,329	$1,058,994	$365,853
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2011.	$3,621,874	$1,196,105	$196,045	$144,652

3. Derivatives

Certain Portfolios use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of a Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolios to be more volatile than if the Portfolios had not been leveraged. Although the Adviser and/or Sub-Advisers seek to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

89

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2011 continued

Following is a description of the derivative instruments and techniques that the Portfolios used during the period and their associated risks:

Foreign Currency Exchange Contracts In connection with its investments in foreign securities, certain Portfolios entered into contracts with banks, brokers or dealers to purchase or sell foreign currencies at a future date. A foreign currency exchange contract ("currency contracts") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the currency contract. Currency contracts are used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, certain Portfolios may use cross currency hedging or proxy hedging with respect to currencies in which a Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging a Portfolio's currency risks involves the risk of mismatching a Portfolio's objectives under a currency contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which a Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts. A currency contract is marked-to-market daily and the change in market value is recorded by a Portfolio as unrealized gain or (loss). A Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the

90

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2011 continued

derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed a Portfolio's initial investment in such contracts.

Swaps A swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Portfolio's obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by a Portfolio or if the reference index, security or investments do not perform as expected.

A Portfolio's use of swaps during the period included those based on the credit of an underlying security and commonly referred to as credit default swaps. Where a Portfolio is the buyer of a credit default swap agreement, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the agreement only in the event of a default by a third party on the debt obligation. If no default occurs, a Portfolio would have paid to the counterparty a periodic stream of payments over the term of the agreement and received no benefit from the agreement. When a Portfolio is the seller of a credit default swap agreement, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When a Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statements of Assets and Liabilities.

91

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2011 continued

FASB ASC 815, Derivatives and Hedging: Overall ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why a Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on a Portfolio's financial position and results of operations.

The following table sets forth the fair value of each Portfolio's derivative contracts by primary risk exposure as of December 31, 2011.

PORTFOLIO	PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		LIABILITIES DERIVATIVES STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Limited Duration	Interest Rate Risk	Variation margin Unrealized appreciation on open swap agreements	$29,731 369,297	†	Variation margin Unrealized depreciation on open swap agreements	$(2,133 (640,290) )†
			$399,028			$(642,423)
Income Plus	Interest Rate Risk Credit Risk	Variation margin Unrealized appreciation on open swap agreements	$125,085 —	†	Variation margin Unrealized depreciation on open swap agreements	$(333,883 (10,900) )†
			$125,085			$(344,783)
European Equity	Currency Risk	Unrealized appreciation on open foreign currency exchange contracts	—		Unrealized depreciation on open foreign currency exchange contracts	$(147,144)
Strategist	Interest Rate Risk	Variation margin Unrealized appreciation on open swap agreements	$383 531,250	†	Variation margin Unrealized depreciation on open swap agreements	$(3,406 (580,706) )†
	Currency Risk	Unrealized appreciation on open foreign currency exchange contracts	2,118		Unrealized depreciation on open foreign currency exchange contracts	(6,192)
			$533,751			$(590,304)

†  Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day's net variation margin is reported within the Statements of Assets and Liabilities.

92

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2011 continued

The following tables set forth by primary risk exposure of the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2011 in accordance with ASC 815.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS

PORTFOLIO	PRIMARY RISK EXPOSURE	FUTURES	SWAPS	FOREIGN CURRENCY EXCHANGE
Limited Duration	Interest Rate Risk	$611,416	$(675,647)	—
Income Plus	Interest Rate Risk	$(1,409,742)	$402,198	—
European Equity	Currency Risk	—	—	$92,515
Strategist	Interest Rate Risk	$(165,494)	$(400,820)	—
	Currency Risk	—	—	$(8,678)
	Total	$(165,494)	$(400,820)	$(8,678)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS

PORTFOLIO	PRIMARY RISK EXPOSURE	FUTURES	SWAPS	FOREIGN CURRENCY EXCHANGE
Limited Duration	Interest Rate Risk	$44,090	$330,785	—
Income Plus	Interest Rate Risk	$(675,018)	$113,226	—
European Equity	Currency Risk	—	—	$(203,880)
Strategist	Interest Rate Risk	$(52,939)	$240,859	—
	Currency Risk	—	—	$(3,017)
	Total	$(52,939)	$240,859	$(3,017)

For the year ended December 31, 2011, Income Plus and Limited Duration Portfolios' average monthly original value of futures contracts was $103,589,587 and $13,685,353, respectively, and average monthly notional amount of swap agreements was $29,407,083 and $16,884,317, respectively. European Equity Portfolio's average monthly principal amount of foreign currency exchange contracts was $8,335,338. Strategist Portfolio's average monthly principal amount of foreign currency exchange contracts was $1,283,987, the average monthly original value of futures contracts was $4,584,936 and the average monthly notional amount of swap agreements was $44,163,739.

93

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2011 continued

4. Investment Advisory/Administration and Sub-Advisory Agreements

Pursuant to an Investment Advisory Agreement with the Adviser and Sub-Advisers, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the annual rates listed below to each Portfolio's net assets determined at the close of each business day.

Money Market — 0.45% to the portion of the daily net assets not exceeding $250 million; 0.375% to the portion of the daily net assets exceeding $250 million but not exceeding $750 million; 0.325% to the portion of the daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% to the portion of the daily net assets exceeding $1.25 billion but not exceeding $1.5 billion; and 0.275% to the portion of the daily net assets in excess of $1.5 billion.

Limited Duration — 0.30%.

Income Plus — 0.42% to the portion of the daily net assets not exceeding $500 million; 0.35% to the portion of the daily net assets exceeding $500 million but not exceeding $1.25 billion; and 0.22% to the portion of the daily net assets in excess of $1.25 billion.

Global Infrastructure — 0.57% to the portion of the daily net assets not exceeding $500 million; 0.47% to the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.445% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.395% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $5 billion; and 0.345% to the portion of the daily net assets in excess of $5 billion.

European Equity — 0.87% to the portion of the daily net assets not exceeding $500 million; 0.82% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.77% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.745% to the portion of the daily net assets in excess of $3 billion.

Multi Cap Growth — 0.42% to the portion of the daily net assets not exceeding $1 billion; 0.395% to the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.37% to the portion of the daily net assets in excess of $2 billion.

Aggressive Equity — 0.67% to the portion of the daily net assets not exceeding $500 million; 0.645% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.62% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.595% to the portion of the daily net assets in excess of $3 billion.

94

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2011 continued

Strategist — 0.42% to the portion of the daily net assets not exceeding $1.5 billion; and 0.395% to the portion of the daily net assets in excess of $1.5 billion.

Under the Sub-Advisory Agreement between the Adviser and the Sub-Advisers, the Sub-Advisers provide Global Infrastructure and European Equity Portfolios with investment advisory services, subject to the overall supervision of the Adviser and the Fund's Officers and Trustees. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from each Portfolio.

The Adviser has agreed to cap European Equity's operating expenses (except for brokerage and 12b-1 fees) by assuming the Portfolio's "other expenses" and/or waiving the Portfolio's advisory fees, and Morgan Stanley Services Company Inc. (the "Administrator") has agreed to waive the Portfolio's administrative fees, to the extent such operating expenses exceed 1.00% of the average daily net assets of the Portfolio on an annualized basis. These fee waivers and/or expense reimbursements will continue for one year or until such time as the Board of Trustees acts to discontinue such waivers and/or reimbursements when it deems that such action is appropriate.

Pursuant to an Administration Agreement with the Administrator, an affiliate of the Adviser and Sub-Advisers, each Portfolio pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% (Money Market 0.05%) to the Portfolio's daily net assets.

Under a Sub-Administration agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser, Administrator and Sub-Advisers. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of each Portfolio bear a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

The Distributor, Adviser and Administrator have agreed to waive/reimburse all or a portion of the Money Market Portfolio's distribution fee, advisory fee and administration fee, respectively, to the extent that total expenses exceed total income of the Money Market Portfolio on a daily basis. For the year ended December 31, 2011, the Distributor waived $154,136, the Adviser waived $434,703 and the Administrator waived $6,612. These fee waivers and/or expense reimbursements will continue for one year or until such

95

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2011 continued

time that the Board of Trustees acts to discontinue such waivers and/or expense reimbursements when it deems such action is appropriate.

6. Security Transactions/Transactions with Affiliates and Interfund Transactions

For the year ended December 31, 2011, purchases and sales of investment securities, excluding short-term investments, were as follows:

	U.S. GOVERNMENT SECURITIES		OTHER
	PURCHASES	SALES	PURCHASES	SALES
Limited Duration	$13,615,052	$17,107,591	$14,016,752	$21,355,862
Income Plus	—		88,890,145	124,090,545
Global Infrastructure	—	—	26,616,878	39,236,618
European Equity	—	—	7,459,170	19,239,592
Multi Cap Growth	—	—	61,531,782	112,692,181
Aggressive Equity	—	—	8,435,485	13,402,173
Strategist	7,151,029	7,401,226	159,477,436	211,033,833

Each Portfolio (except Money Market) invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Investment advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2011 is as follows:

PORTFOLIO	VALUE DECEMBER 31, 2010	PURCHASES AT COST	SALES	DIVIDEND INCOME	VALUE DECEMBER 31, 2011
Limited Duration	$830,785	$21,803,215	$22,523,489	$959	$110,511
Income Plus	3,382,277	55,159,765	58,333,772	2,003	208,270
Global Infrastructure	2,007,943	20,724,175	20,738,770	1,717	1,993,348
European Equity	1,187,046	12,117,920	12,586,419	1,321	718,547
Multi Cap Growth	10,848,140	84,483,328	83,114,804	11,490	12,216,664
Aggressive Equity	1,244,382	12,870,063	12,323,529	1,407	1,790,916
Strategist	7,186,645	96,560,674	77,120,867	29,669	26,626,452

96

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2011 continued

In addition, the table also identifies the income distributions earned, if any, by each Portfolio for that Portfolio's investment in the Liquidity Funds.

Income distributions are included in "interest and dividends from affiliates" in the Statements of Operations.

PORTFOLIO	ADVISORY FEE REDUCTION
Limited Duration	$1,009

Income Plus	1,719
Global Infrastructure	1,419
European Equity	1,140
Multi Cap Growth	11,007
Aggressive Equity	1,351
Strategist	31,209

The following Portfolios had transactions in the following affiliates of the Fund:

PORTFOLIO	ISSUER	VALUE DECEMBER 31, 2010	PURCHASES AT COST	SALES	NET REALIZED GAIN	INTEREST INCOME	VALUE DECEMBER 31, 2011
Limited Duration	MetLife Global	$226,235	$328,646	$229,402	$3,395	$6,119	$327,079
Income Plus	MetLife, Inc.	1,296,422	—	—	—	103,641	1,276,994
Strategist	Allstate Corp. (The)	60,780	—	61,526	10,492	168	—
	MetLife, Inc.	55,334	43,164	55,375	3,372	1,673	43,951

The following Portfolios had transactions with Citigroup, Inc., and its affiliated broker/dealers, which may be deemed to be affiliates of the Adviser, Sub-Advisers, Administrator and Distributor under Section 17 of the Act, for the year ended December 31, 2011:

PORTFOLIO	VALUE DECEMBER 31, 2010	PURCHASES AT COST	SALES	NET REALIZED GAIN (LOSS)	DIVIDEND/ INTEREST INCOME	VALUE DECEMBER 31, 2011
Limited Duration	$1,250,914	$498,322	$639,540	$23,249	$39,379	$1,087,480
Income Plus	7,222,659	704,602	4,010,624	449,298	398,367	3,188,387
Strategist	4,074,750	3,667,730	3,007,111	(1,217,156)	48,433	2,483,400

97

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2011 continued

The following Portfolio had transactions with other Morgan Stanley funds for the year ended December 31, 2011:

PORTFOLIO	SALES	REALIZED GAIN
Multi Cap Growth	$5,035,807	$1,567,592

For the year ended December 31, 2011, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Sub-Advisers, Administrator and Distributor, for portfolio transactions executed on behalf of the each Portfolio:

GLOBAL INFRASTRUCTURE	MULTI CAP GROWTH	AGGRESSIVE EQUITY	STRATEGIST
$246	$5,619	$579	$245,802

For the year ended December 31, 2011, the following Portfolios incurred brokerage commissions with Citigroup, Inc., and its affiliated broker/dealers, which may be deemed affiliates of the Adviser, Sub-Advisers, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of each Portfolio:

GLOBAL INFRASTRUCTURE	EUROPEAN EQUITY	MULTI CAP GROWTH	AGGRESSIVE EQUITY
$9,358	$721	$365	$14

Morgan Stanley Services Company Inc., an affiliate of the Adviser, Sub-Advisers and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003.

98

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2011 continued

Aggregate pension costs for the year ended December 31, 2011, included in "trustees' fees and expenses" in the Statements of Operations and the accrued pension liability included in "accrued expenses and other payables" in the Statements of Assets and Liabilities are as follows:

AGGREGATE PENSION COSTS

MONEY MARKET	LIMITED DURATION	INCOME PLUS	GLOBAL INFRASTRUCTURE	EUROPEAN EQUITY	MULTI CAP GROWTH	AGGRESSIVE EQUITY	STRATEGIST
$324	$179	$610	$234	$201	$766	$91	$505

AGGREGATE PENSION LIABILITY

MONEY MARKET	LIMITED DURATION	INCOME PLUS	GLOBAL INFRASTRUCTURE	EUROPEAN EQUITY	MULTI CAP GROWTH	AGGRESSIVE EQUITY	STRATEGIST
$5,440	$2,832	$9,415	$2,896	$2,585	$9,914	$1,178	$7,416

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

7. Federal Income Tax Status

It is the Portfolios' intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

99

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2011 continued

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolios recognize interest accrued related to unrecognized tax benefits in "interest expense" and penalties in "other expenses" in the Statements of Operations. The Portfolios file tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2011, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2011 and 2010 was as follows:

	2011 DISTRIBUTIONS PAID FROM:		2010 DISTRIBUTIONS PAID FROM:
	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	ORDINARY INCOME	LONG-TERM CAPITAL GAIN
Money Market	$11,709	—	$14,474	$202
Limited Duration	1,919,268	—	2,459,575	—
Income Plus	12,237,165	—	14,616,596	—
Global Infrastructure	1,889,924	$3,948,735	5,523,941	3,205,294
European Equity	1,488,782	—	1,837,269	—
Multi Cap Growth	327,516	5	333,905	—
Strategist	5,463,608	15,665,688	2,865,187	1,010,412

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, swap transactions, paydown adjustments, expiring capital losses, net operating losses, REIT adjustments, partnership basis adjustments, distribution redesignations, nondeductible expenses and certain

100

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2011 continued

equity securities designated as issued by passive foreign investment companies, resulted in the following reclassifications among the Portfolios' components of net assets at December 31, 2011:

	ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN (LOSS)	PAID-IN-CAPITAL
Money Market	$(107)	$107	$—
Limited Duration	700,245	603,087	(1,303,332)
Income Plus	761,229	(761,229)	—
Global Infrastructure	(118,528)	118,543	(15)
European Equity	34,870	(34,877)	7
Multi Cap Growth	118,008	(40,804)	(77,204)
Aggressive Equity	189,189	(2,163)	(187,026)
Strategist	214,896	(214,894)	(2)

At December 31, 2011, the components of distributable earnings on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
Money Market	$7,605	—
Limited Duration	1,503,207	—
Income Plus	10,700,252	—
Global Infrastructure	2,854,240	$5,230,378
European Equity	1,421,623	—
Multi Cap Growth	—	4,886,438
Aggressive Equity	—	2,196,459
Strategist	2,450,279	1,953,002

At December 31, 2011, cost, unrealized appreciation, unrealized depreciation, and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each of the Portfolios were:

PORTFOLIO	COST	APPRECIATION	DEPRECIATION	NET APPRECIATION (DEPRECIATION)
Money Market	$107,581,291	—	—	—
Limited Duration	56,487,005	$626,338	$(575,681)	$50,657
Income Plus	182,154,362	11,524,943	(3,935,407)	7,589,536
Global Infrastructure	61,598,095	12,712,294	(1,079,013)	11,633,281
European Equity	49,750,277	9,384,842	(6,280,186)	3,104,656
Multi Cap Growth	186,885,788	61,599,853	(25,521,061)	36,078,792
Aggressive Equity	23,617,061	7,254,523	(2,922,030)	4,332,493
Strategist	138,237,082	8,233,516	(9,835,039)	(1,601,523)

101

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2011 continued

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At December 31, 2011, the following Portfolios had available for Federal income tax purposes unused short term capital losses that will not expire:

PORTFOLIO	SHORT TERM LOSSES (NO EXPIRATION)
Money Market	$2,011

In addition, at December 31, 2011, the following Portfolios had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

	AMOUNTS IN THOUSANDS AVAILABLE THROUGH DECEMBER 31,
PORTFOLIO	2012	2013	2014	2015	2016	2017	2018	TOTAL
Limited Duration	$4,026	$1,267	$2,233	$1,063	$17,119	$8,980	—	$34,688
Income Plus	—	—	—	344	19,232	—	—	19,576
European Equity	—	—	—	—	—	10,552	$3,315	13,867

During the year ended December 31, 2011, the following Portfolios expired capital loss carryforwards for U.S. Federal income tax purposes as follows:

PORTFOLIO	EXPIRED CAPITAL LOSS CARRYFORWARDS
Limited Duration	$1,303,332

During the year ended December 31, 2011, the following Portfolios utilized capital loss carryforwards for U.S. Federal income tax purposes as follows:

PORTFOLIO	UTILIZED CAPITAL LOSS CARRYFORWARDS
Limited Duration	$88,554
Income Plus	4,828,845
European Equity	1,331,481
Multi Cap Growth	27,708,593
Aggressive Equity	1,987,158

102

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2011 continued

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

8. Purposes of and Risks Relating to Certain Financial Instruments

Certain Portfolios may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

Certain Portfolios may invest in mortgage securities, including securities issued by Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. The securities issued by FNMA and FHLMC that are held by the Portfolios are not backed by sub-prime mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States; rather, they are supported by the right of the issuer to borrow from the U.S. Department of the Treasury.

The Federal Housing Finance Agency ("FHFA") serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

Certain Portfolios may enter into repurchase agreements under which a Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to certain costs and delays.

103

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2011 continued

Certain Portfolios may invest in structured investments, which involve risks including counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk because the Portfolio is relying on the creditworthiness of such counterparty and has no rights with respect to the issuer of the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

At December 31, 2011, European Equity Portfolio's investments in securities of issuers in the United Kingdom, Switzerland, Germany and France represented 50.2%, 14.5%, 13.7% and 10.4%, respectively of the Portfolio's net assets. These investments, as well as other non-U.S. investments, which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in these countries.

9. Expense Offset

The Fund has entered into an arrangement with State Street (the "Custodian"), whereby credits realized on uninvested cash balances were used to offset a portion of the Fund's expenses. If applicable, these custodian credits are shown as "expense offset" in the Statements of Operations.

10. Accounting Pronouncement

In May 2011, FASB issued Accounting Standards Update ("ASU") 2011-04. The amendments in this update are the results of the work of FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements, which are effective during interim and annual periods beginning after December 15, 2011. Consequently, these amendments improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with GAAP and International Financial Reporting Standards. At this time, the Fund's management is evaluating the implications of ASU 2011-04.

11. Regulatory Settlement Proceeds

In July 2010, the European Equity Portfolio received $84,956 in a settlement of administrative proceedings against other unaffiliated third parties involving findings by the SEC of market timing and/or late trading of mutual funds. The settlement is recorded as an increase to paid-in capital in the accompanying financial statements.

104

(This page has been intentionally left blank.)

Morgan Stanley Variable Investment Series

Financial Highlights

FOR THE YEAR DECEMBER 31 ENDED		NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME(a)		NET REALIZED AND UNREALIZED GAIN (LOSS)		TOTAL FROM INVESTMENT OPERATIONS		DIVIDENDS TO SHAREHOLDERS		DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
MONEY MARKET CLASS X SHARES
2007	^	$1.00	$0.050		—		$0.050		$(0.050)		—	$(0.050)
2008	^	1.00	0.020		—		0.020		(0.020)		—	(0.020)
2009	^	1.00	0.000	(e)	—		0.000	(e)	(0.000	)(e)	—	(0.000	)(e)
2010	^	1.00	0.000	(e)	—		0.000	(e)	(0.000	)(e)	—	(0.000	)(e)
2011		1.00	0.000	(e)	(0.000	)(e)	0.000	(e)	(0.000	)(e)	—	(0.000	)(e)
CLASS Y SHARES
2007	^	1.00	0.050		—		0.050		(0.050)		—	(0.050)
2008	^	1.00	0.020		—		0.020		(0.020)		—	(0.020)
2009	^	1.00	0.000	(e)	—		0.000	(e)	(0.000	)(e)	—	(0.000	)(e)
2010	^	1.00	0.000	(e)	—		0.000	(e)	(0.000	)(e)	—	(0.000	)(e)
2011		1.00	0.000	(e)	(0.000	)(e)	0.000	(e)	(0.000	)(e)	—	(0.000	)(e)
LIMITED DURATION CLASS X SHARES
2007	^	9.49	0.47		$(0.19)		0.28		(0.50)		—	(0.50)
2008	^	9.27	0.36		(1.72)		(1.36)		(0.15)		—	(0.15)
2009	^	7.76	0.20		0.24		0.44		(0.36)		—	(0.36)
2010	^	7.84	0.18		0.00		0.18		(0.28)		—	(0.28)
2011		7.74	0.17		0.04		0.21		(0.26)		—	(0.26)
CLASS Y SHARES
2007	^	9.48	0.44		(0.19)		0.25		(0.47)		—	(0.47)
2008	^	9.26	0.34		(1.73)		(1.39)		(0.14)		—	(0.14)
2009	^	7.73	0.18		0.24		0.42		(0.34)		—	(0.34)
2010	^	7.81	0.16		0.01		0.17		(0.26)		—	(0.26)
2011		7.72	0.15		0.04		0.19		(0.24)		—	(0.24)
INCOME PLUS CLASS X SHARES
2007	^	10.51	0.53		0.08		0.61		(0.56)		—	(0.56)
2008	^	10.56	0.53		(1.46)		(0.93)		(0.18)		—	(0.18)
2009	^	9.45	0.57		1.50		2.07		(0.53)		—	(0.53)
2010	^	10.99	0.58		0.39		0.97		(0.70)		—	(0.70)
2011		11.26	0.57		(0.02)		0.55		(0.68)		—	(0.68)

See Notes to Financial Statements
106

						RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR DECEMBER 31 ENDED		NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)		NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
MONEY MARKET CLASS X SHARES
2007	^	$1.00	4.93	%(d)	$111,478	0.55%		4.79%		—		N/A
2008	^	1.00	2.45		115,415	0.57		2.40		—		N/A
2009	^	1.00	0.03		84,486	0.40	(f)(g)	0.03	(f)(g)	—		N/A
2010	^	1.00	0.01		59,932	0.29	(g)	0.00	(g)(h)	—		N/A
2011		1.00	0.01		51,431	0.22	(g)	0.01	(g)	—		N/A
CLASS Y SHARES
2007	^	1.00	4.67	(d)	101,524	0.80		4.54		—		N/A
2008	^	1.00	2.19		112,113	0.82		2.15		—		N/A
2009	^	1.00	0.01		81,145	0.41	(f)(g)	0.01	(f)(g)	—		N/A
2010	^	1.00	0.01		67,139	0.29	(g)	0.00	(g)(h)	—		N/A
2011		1.00	0.01		55,849	0.22	(g)	0.01	(g)	—		N/A
LIMITED DURATION CLASS X SHARES
2007	^	9.27	2.95		26,214	0.47		4.95		—		49%
2008	^	7.76	(14.91)		16,405	0.48	(i)	4.27	(i)	0.01%		54
2009	^	7.84	5.76		16,889	0.49	(i)	2.61	(i)	0.00	(h)	105
2010	^	7.74	2.35		14,921	0.55	(i)	2.25	(i)	0.00	(h)	88
2011		7.69	2.75		12,693	0.60	(i)	2.15	(i)	0.00	(h)	45
CLASS Y SHARES
2007	^	9.26	2.80		101,066	0.72		4.70		—		49
2008	^	7.73	(15.22)		63,223	0.73	(i)	4.02	(i)	0.01		54
2009	^	7.81	5.56		60,753	0.74	(i)	2.36	(i)	0.00	(h)	105
2010	^	7.72	2.22		53,760	0.80	(i)	2.00	(i)	0.00	(h)	88
2011		7.67	2.45		44,085	0.85	(i)	1.90	(i)	0.00	(h)	45
INCOME PLUS CLASS X SHARES
2007	^	10.56	5.99		155,879	0.55		5.02		—		125
2008	^	9.45	(8.92)		109,833	0.55	(i)	5.34	(i)	0.00	(h)	55
2009	^	10.99	22.57		114,488	0.56	(i)	5.64	(i)	0.00	(h)	75
2010	^	11.26	9.28		106,363	0.59	(i)	5.23	(i)	0.00	(h)	53
2011		11.13	5.01		90,876	0.59	(i)	5.01	(i)	0.00	(h)	43

107

Morgan Stanley Variable Investment Series

Financial Highlights continued

FOR THE YEAR DECEMBER 31 ENDED		NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
INCOME PLUS CLASS Y SHARES
2007	^	$10.49	$0.50	$0.08	$0.58	$(0.53)	—	$(0.53)
2008	^	10.54	0.51	(1.45)	(0.94)	(0.18)	—	(0.18)
2009	^	9.42	0.55	1.49	2.04	(0.51)	—	(0.51)
2010	^	10.95	0.55	0.39	0.94	(0.67)	—	(0.67)
2011		11.22	0.54	(0.02)	0.52	(0.65)	—	(0.65)
GLOBAL INFRASTRUCTURE CLASS X SHARES
2007	^	19.44	0.39	3.38	3.77	(0.39)	$(2.16)	(2.55)
2008	^	20.66	0.40	(6.21)	(5.81)	(0.11)	(3.44)	(3.55)
2009	^	11.30	0.31	1.16	1.47	(0.38)	(3.71)	(4.09)
2010	^	8.68	0.21	0.18	0.39	(0.25)	(0.69)	(0.94)
2011		8.13	0.21	1.07	1.28	(0.23)	(0.46)	(0.69)
CLASS Y SHARES
2007	^	19.43	0.34	3.38	3.72	(0.34)	(2.16)	(2.50)
2008	^	20.65	0.35	(6.20)	(5.85)	(0.09)	(3.44)	(3.53)
2009	^	11.27	0.28	1.15	1.43	(0.35)	(3.71)	(4.06)
2010	^	8.64	0.19	0.19	0.38	(0.23)	(0.69)	(0.92)
2011		8.10	0.19	1.06	1.25	(0.20)	(0.46)	(0.66)
EUROPEAN EQUITY CLASS X SHARES
2007	^	25.34	0.47	3.48	3.95	(0.46)	—	(0.46)
2008	^	28.83	0.63	(11.31)	(10.68)	(0.61)	(4.22)	(4.83)
2009	^	13.32	0.36	3.01	3.37	(0.56)	(0.71)	(1.27)
2010	^	15.42	0.26	0.76	1.02	(0.39)	—	(0.39)
2011		16.05	0.41	(1.90)	(1.49)	(0.37)	—	(0.37)
CLASS Y SHARES
2007	^	25.19	0.40	3.46	3.86	(0.40)	—	(0.40)
2008	^	28.65	0.58	(11.25)	(10.67)	(0.52)	(4.22)	(4.74)
2009	^	13.24	0.32	3.00	3.32	(0.50)	(0.71)	(1.21)
2010	^	15.35	0.22	0.76	0.98	(0.35)	—	(0.35)
2011		15.98	0.37	(1.90)	(1.53)	(0.33)	—	(0.33)

See Notes to Financial Statements
108

					RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR DECEMBER 31 ENDED		NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
INCOME PLUS CLASS Y SHARES
2007	^	$10.54	5.73%	$196,774	0.80%		4.77%		—		125%
2008	^	9.42	(9.11)	135,850	0.80	(i)	5.09	(i)	0.00	%(h)	55
2009	^	10.95	22.29	148,108	0.81	(i)	5.39	(i)	0.00	(h)	75
2010	^	11.22	9.01	124,322	0.84	(i)	4.98	(i)	0.00	(h)	53
2011		11.09	4.71	102,948	0.84	(i)	4.76	(i)	0.00	(h)	43
GLOBAL INFRASTRUCTURE CLASS X SHARES
2007	^	20.66	20.34	133,507	0.70		1.90		—		8
2008	^	11.30	(33.27)	70,951	0.74	(i)	2.46	(i)	0.00	(h)	76
2009	^	8.68	19.26	68,748	0.96	(i)	3.37	(i)	0.00	(h)	280
2010	^	8.13	6.93	61,408	0.87	(i)	2.71	(i)	0.00	(h)	148
2011		8.72	16.07	58,998	0.86	(i)	2.48	(i)	0.00	(h)	36
CLASS Y SHARES
2007	^	20.65	20.04	31,780	0.95		1.65		—		8
2008	^	11.27	(33.45)	16,545	0.99	(i)	2.21	(i)	0.00	(h)	76
2009	^	8.64	18.83	17,818	1.21	(i)	3.12	(i)	0.00	(h)	280
2010	^	8.10	6.74	15,789	1.12	(i)	2.46	(i)	0.00	(h)	148
2011		8.69	15.82	14,472	1.11	(i)	2.23	(i)	0.00	(h)	36
EUROPEAN EQUITY CLASS X SHARES
2007	^	28.83	15.59	127,071	1.00	(j)	1.73	(j)	—		41
2008	^	13.32	(42.70)	57,734	1.00	(i)(j)	3.01	(i)(j)	0.00	(h)	15
2009	^	15.42	27.73	61,197	1.00	(i)(j)	2.67	(i)(j)	0.00	(h)	26
2010	^	16.05	7.23 (k)	54,824	1.00	(i)(j)	1.81	(i)(j)	0.00	(h)	22
2011		14.19	(9.64)	41,181	1.00	(i)(j)	2.56	(i)(j)	0.00	(h)	11
CLASS Y SHARES
2007	^	28.65	15.34	40,721	1.25	(j)	1.48	(j)	—		41
2008	^	13.24	(42.84)	17,845	1.25	(i)(j)	2.76	(i)(j)	0.00	(h)	15
2009	^	15.35	27.41	19,323	1.25	(i)(j)	2.42	(i)(j)	0.00	(h)	26
2010	^	15.98	6.96 (k)	17,821	1.25	(i)(j)	1.56	(i)(j)	0.00	(h)	22
2011		14.12	(9.85)	11,668	1.25	(i)(j)	2.31	(i)(j)	0.00	(h)	11

109

Morgan Stanley Variable Investment Series

Financial Highlights continued

FOR THE YEAR DECEMBER 31 ENDED		NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
MULTI CAP GROWTH CLASS X SHARES
2007	^	$29.63	$0.21	$5.57	$5.78	$(0.18)	—	$(0.18)
2008	^	35.23	0.03	(16.78)	(16.75)	(0.07)	—	(0.07)
2009	^	18.41	0.11	12.99	13.10	(0.09)	—	(0.09)
2010	^	31.42	0.06	8.65	8.71	(0.06)	—	(0.06)
2011		40.07	0.01	(2.70)	(2.69)	(0.07)	—	(0.07)
CLASS Y SHARES
2007	^	29.43	0.13	5.54	5.67	(0.04)	—	(0.04)
2008	^	35.06	(0.05)	(16.67)	(16.72)	(0.05)	—	(0.05)
2009	^	18.29	0.05	12.90	12.95	(0.03)	—	(0.03)
2010	^	31.21	(0.02)	8.58	8.56	—	—	—
2011		39.77	(0.09)	(2.68)	(2.77)	—	—	—
AGGRESSIVE EQUITY CLASS X SHARES
2007	^	14.85	0.06	2.86	2.92	—	—	—
2008	^	17.77	(0.04)	(8.63)	(8.67)	(0.03)	—	(0.03)
2009	^	9.07	0.00	6.30	6.30	—	—	—
2010	^	15.37	(0.05)	4.05	4.00	—	—	—
2011		19.37	(0.09)	(1.33)	(1.42)	—	—	—
CLASS Y SHARES
2007	^	14.65	0.02	2.82	2.84	—	—	—
2008	^	17.49	(0.08)	(8.49)	(8.57)	—	—	—
2009	^	8.92	(0.03)	6.19	6.16	—	—	—
2010	^	15.08	(0.09)	3.97	3.88	—	—	—
2011		18.96	(0.14)	(1.30)	(1.44)	—	—	—
STRATEGIST CLASS X SHARES
2007	^	16.53	0.46	0.92	1.38	(0.46)	$(1.90)	(2.36)
2008	^	15.55	0.30	(3.76)	(3.46)	(0.10)	(1.39)	(1.49)
2009	^	10.60	0.16	1.90	2.06	(0.26)	—	(0.26)
2010	^	12.40	0.24	0.59	0.83	(0.20)	(0.07)	(0.27)
2011		12.96	0.18	(1.06)	(0.88)	(0.27)	(1.41)	(1.68)

See Notes to Financial Statements
110

					RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR DECEMBER 31 ENDED		NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME (LOSS)		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
MULTI CAP GROWTH CLASS X SHARES
2007	^	$35.23	19.54%	$331,243	0.54%		0.66%		—		55%
2008	^	18.41	(47.62)	140,041	0.55	(i)	0.08	(i)	0.01%		33
2009	^	31.42	71.32	202,279	0.55	(i)	0.44	(i)	0.00	(h)	23
2010	^	40.07	27.76	220,553	0.58	(i)	0.19	(i)	0.00	(h)	29
2011		37.31	(6.74)	173,284	0.56	(i)	0.03	(i)	0.00	(h)	24
CLASS Y SHARES
2007	^	35.06	19.24	107,710	0.79		0.41		—		55
2008	^	18.29	(47.75)	45,671	0.80	(i)	(0.17	)(i)	0.01		33
2009	^	31.21	70.85	64,122	0.80	(i)	0.19	(i)	0.00	(h)	23
2010	^	39.77	27.43	67,303	0.83	(i)	(0.06	)(i)	0.00	(h)	29
2011		37.00	(6.97)	49,678	0.81	(i)	(0.22	)(i)	0.00	(h)	24
AGGRESSIVE EQUITY CLASS X SHARES
2007	^	17.77	19.66	26,035	0.87		0.34		—		56
2008	^	9.07	(48.86)	10,289	0.90	(i)	(0.29	)(i)	0.00	(h)	33
2009	^	15.37	69.46	14,898	1.01	(i)	(0.02	)(i)	0.01		23
2010	^	19.37	26.02	15,413	1.09	(i)	(0.32	)(i)	0.00	(h)	27
2011		17.95	(7.33)	12,078	1.06	(i)	(0.47	)(i)	0.00	(h)	28
CLASS Y SHARES
2007	^	17.49	19.39	29,837	1.12		0.09		—		56
2008	^	8.92	(49.00)	12,272	1.15	(i)	(0.54	)(i)	0.00	(h)	33
2009	^	15.08	69.06	17,541	1.26	(i)	(0.27	)(i)	0.01		23
2010	^	18.96	25.73	18,777	1.34	(i)	(0.57	)(i)	0.00	(h)	27
2011		17.52	(7.59)	15,821	1.31	(i)	(0.72	)(i)	0.00	(h)	28
STRATEGIST CLASS X SHARES
2007	^	15.55	8.63	217,265	0.54		2.84		—		34
2008	^	10.60	(23.98)	134,668	0.54	(i)	2.28	(i)	0.02		52
2009	^	12.40	19.74	137,731	0.55	(i)	1.41	(i)	0.03		96
2010	^	12.96	6.81	128,254	0.59	(i)	1.89	(i)	0.02		119
2011		10.40	(7.96)	97,169	0.59	(i)	1.52	(i)	0.02		121

111

Morgan Stanley Variable Investment Series

Financial Highlights continued

FOR THE YEAR DECEMBER 31 ENDED		NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
STRATEGIST CLASS Y SHARES
2007	^	$16.51	$0.42	$0.92	$1.34	$(0.42)	$(1.90)	$(2.32)
2008	^	15.53	0.27	(3.76)	(3.49)	(0.09)	(1.39)	(1.48)
2009	^	10.56	0.13	1.89	2.02	(0.23)	—	(0.23)
2010	^	12.35	0.21	0.58	0.79	(0.17)	(0.07)	(0.24)
2011		12.90	0.15	(1.05)	(0.90)	(0.23)	(1.41)	(1.64)

^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

(a)  The per share amounts were computed using an average number of shares outstanding during the period.

(b)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

(c)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

(d)  The Adviser fully reimbursed the Portfolio for losses incurred resulting from the disposal of an investment. Without this reimbursement, the total return was 4.79% and 4.52% for Class X and Y, respectively.

(e)  Amount is less than $0.001.

(f)  Reflects fees paid in connection with the U.S. Treasury's Temporary Guarantee Program for Money Market Funds. This fee had an effect of 0.04% for the year ended 2009.

(g)  If the Portfolio had borne all of its expenses that were reimbursed or waived by the Distributor, Adviser, and Administrator, the annualized expense and net investment loss ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
December 31, 2011
Class X	0.60%	(0.37)%
Class Y	0.85	(0.62)
December 31, 2010
Class X	0.62	(0.33)
Class Y	0.87	(0.58)
December 31, 2009
Class X	0.59	(0.16)
Class Y	0.84	(0.42)

See Notes to Financial Statements
112

					RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR DECEMBER 31 ENDED		NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME		REBATE FROM MORGAN STANLEY AFFILIATE	PORTFOLIO TURNOVER RATE
STRATEGIST CLASS Y SHARES
2007	^	$15.53	8.37%	$88,651	0.79%		2.59%		—	34%
2008	^	10.56	(24.20)	53,046	0.79	(i)	2.03	(i)	0.02%	52
2009	^	12.35	19.44	59,737	0.80	(i)	1.16	(i)	0.03	96
2010	^	12.90	6.50	56,361	0.84	(i)	1.64	(i)	0.02	119
2011		10.36	(8.13)	39,844	0.84	(i)	1.27	(i)	0.02	121

(h)  Amount is less than 0.005%.

(i)  The ratios reflect the rebate of certain Portfolio expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(j)  If the Portfolio had borne all of its expenses that were reimbursed or waived by the Adviser and Administrator, the annualized expense and net investment income ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
December 31, 2011
Class X	1.17%	2.39%
Class Y	1.42	2.14
December 31, 2010
Class X	1.16	1.65
Class Y	1.41	1.40
December 31, 2009
Class X	1.12	2.55
Class Y	1.37	2.30
December 31, 2008
Class X	1.08	2.93
Class Y	1.33	2.68
December 31, 2007
Class X	1.04	1.69
Class Y	1.29	1.44

(k)  During the year ended December 31, 2010, the Portfolio received a regulatory settlement from an unaffiliated third party which had an impact of approximately 0.14% and 0.14% for Class X and Y, respectively, on the total return. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class X and Y shares would have been approximately 7.09% and 6.82%, respectively.

113

Morgan Stanley Variable Investment Series

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Variable Investment Series:

We have audited the accompanying statements of assets and liabilities of Money Market Portfolio, Limited Duration Portfolio, Income Plus Portfolio, Global Infrastructure Portfolio, European Equity Portfolio, Multi Cap Growth Portfolio, Aggressive Equity Portfolio, and Strategist Portfolio (the "Portfolios") (eight of the portfolios comprising Morgan Stanley Variable Investment Series), including the portfolios of investments, as of December 31, 2011, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 2010 and the financial highlights for the four years ended December 31, 2010 were audited by another independent registered public accounting firm whose report, dated February 25, 2011, expressed an unqualified opinion on those statements of changes in net assets and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios constituting Morgan Stanley Variable Investment Series as of December 31, 2011, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 17, 2012

114

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board. Member of the American Lung Association's President's Council.

Michael Bozic (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	104	Director of various business organizations.

115

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Kathleen A. Dennis (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

Dr. Manuel H. Johnson (63) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction).

Joseph J. Kearns (69) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

116

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (53) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (75) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

117

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
W. Allen Reed (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (79) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (64) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  *  Each Trustee serves an indefinite term, until his or her successor is elected.

  **  The Fund Complex includes (as of December 31, 2011) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

  ***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

118

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer – Equity and Fixed Income Funds	Since June 2011	President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (38) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (45) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).

Francis J. Smith (46) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).

Mary E. Mullin (44) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

  *  Each officer serves an indefinite term, until his or her successor is elected.

119

Morgan Stanley Variable Investment Series

Federal Tax Notice ■ December 31, 2011 (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended December 31, 2011. For corporate shareholders, the following percentages of dividends paid by each of the applicable Portfolios qualified for the dividends received deduction.

FUND	DIVIDENDS RECEIVED DEDUCTION%
Global Infrastructure Portfolio	34.92%
Multi Cap Growth Portfolio	100.00%
Strategist Portfolio	50.55%

Each of the applicable Portfolios designated and paid the following amounts as a long-term capital gain distribution:

FUND	AMOUNT
Global Infrastructure Portfolio	$3,948,735
Strategist Portfolio	15,665,688

For Federal income tax purposes, the following information is furnished with respect to the earnings of each applicable Portfolio for the taxable year ended December 31, 2011. The European Equity Portfolio intends to pass through foreign tax credits of $92,644, and has derived income from sources within foreign countries amounting to $2,427,065. The Global Infrastructure Portfolio intends to pass through foreign tax credits of $104,375, and has derived income from sources within foreign countries amounting to $2,018,304.

120

Trustees
Frank L. Bowman	Joseph J. Kearns

Michael Bozic	Michael F. Klein

Kathleen A. Dennis	Michael E. Nugent

James F. Higgins	W. Allen Reed

Dr. Manuel H. Johnson	Fergus Reid

Officers
Michael E. Nugent Chairperson of the Board

Arthur Lev President and Principal Executive Officer

Mary Ann Picciotto Chief Compliance Officer

Stefanie V. Chang Yu Vice President

Francis J. Smith Treasurer and Principal Financial Officer

Mary E. Mullin Secretary

Transfer Agent	Custodian
Morgan Stanley Services Company Inc. P.O. Box 219886 Kansas City, Missouri 64121	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111

Independent Registered Public Accounting Firm	Legal Counsel
Ernst & Young LLP 200 Clarendon Street Boston, Massachusetts 02116	Dechert LLP 1095 Avenue of the Americas New York, New York 10036

Counsel to the Independent Trustees	Investment Adviser
Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036	Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, New York 10036

Sub-Adviser (Global Infrastructure and European Equity)
Morgan Stanley Investment Management Limited 25 Cabot Square, Canary Wharf London, E14 4QA, England

Morgan Stanley Investment Management Company 23 Church Street 16-01 Capital Square 049481 Singapore

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

VARINANN
IU12-00299P-Y12/11

#40113A

MORGAN STANLEY
VARIABLE INVESTMENT SERIES

Semi-Annual Report

JUNE 30, 2012

The Portfolios are intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Investment Series

Letter to the Shareholders	1

Fund Performance	15

Expense Examples	17

Investment Advisory Agreement Approval	21

Portfolio of Investments:

Money Market	25

Limited Duration	28

Income Plus	35

Global Infrastructure	46

European Equity	49

Multi Cap Growth	52

Aggressive Equity	55

Strategist	58

Financial Statements:

Statements of Assets and Liabilities	68

Statements of Operations	70

Statements of Changes in Net Assets	72

Notes to Financial Statements	80

Financial Highlights	110

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2012 (unaudited)

Dear Shareholder:

After starting the year on a relatively optimistic note, financial markets endured some disappointments but ultimately finished the six-month period ended June 30, 2012 mostly higher. While sluggish economic growth across Europe was expected given the ongoing debt crisis and the resulting austerity measures, indications of slowing in the U.S. and China further tempered investors' outlooks on the global economy. Some progress was made on containing Europe's debt woes, including the European Central Bank's (ECB) two long-term refinancing operations (or LTROs, in December 2011 and February 2012), which provided three-year loans to European banks, and coordinated monetary policy responses from central banks around the world, which boosted liquidity in the system. However, Greece's embattled legislative election in the spring and a bank bailout in Spain were a reminder that many fundamental issues have yet to be resolved. In the final days of the reporting period, the latest European summit yielded some positive developments, including a willingness to enable bank supervision at a federal, rather than national level and an easing of restrictions on access to rescue funds.

Domestic Equity Overview

In the first few months of 2012, improving data from the labor market, housing market, and consumer confidence and spending bolstered investor confidence about the U.S. economy's prospects. However, part of the improvement in jobs and consumer data was due to the unseasonably warm spring, and the positive momentum in these metrics did not last beyond April. The economy began to appear more sluggish in the second quarter of 2012. Concerns about the effects of the ongoing European debt crisis on economies in Europe and China also contributed to volatility in stock prices. Despite the challenging backdrop, corporate earnings generally remained within or above expectations during the period, although signs emerged after the close of the period (as second quarter earnings reports were being released) that earnings expectations would need to be lowered going forward. While U.S. stock market performance was weaker in the second quarter of 2012 than in the first quarter, the S&P 500 Index closed the six-month period up 9.49%.

Fixed Income Overview

In 2011, the Federal Open Market Committee announced that it expected to keep interest rates on hold until at least mid-2013. Yields on the short end of the yield curve remained anchored by the Fed's near-zero interest rate policy, keeping money market yields low. Given the weaker-than-expected economic conditions, the Federal Reserve (the Fed) extended its timeline to late-2014 at the beginning of this year. Since October 2011, the Fed has been buying longer-maturity Treasuries and selling short-term Treasuries

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2012 (unaudited) continued

to put downward pressure on longer-term interest rates. This program was scheduled to end in June 2012, but has been extended to December 2012.

Treasury yields rose in the first quarter but then declined in the second quarter, reflecting weaker growth as well as a flight to quality due to the European debt crisis. The 10-year Treasury yield reached an all time low of 1.47% at the beginning of June.

Agency mortgage-backed securities performed well over the period. The sector offers an attractive yield advantage in the current low yield environment. Despite historically low mortgage rates, refinancing activity has been slower than it has been in the past under similar rate incentives. Many borrowers are unable to refinance due to tighter underwriting standards. The U.S. housing market appears to be trying to find a bottom. The headline home price index was still showing a negative year-over-year trend at the end of the review period, but the momentum of the decline had meaningfully slowed.

The corporate segment outperformed Treasuries, aided by strong corporate balance sheets and low borrowing costs. The high yield corporate sector saw increased volatility in the second quarter of 2012 amid worries about the European debt crisis. For the period overall, the financial sector was the best-performing corporate sector.

International Equity Overview

Despite the concerns about the European debt crisis and the slackening pace of China's economy, many international equity markets posted gains for the six-month period ended June 30, 2012. The outcome of the European summit on June 28 and 29 surprised the markets, leading to a rally in the final days of the reporting period. However, the proposals' implementation details have yet to be worked out and the larger issue of developing a more sustainable framework for economic growth in the region remains. Meanwhile, European economies continued to show signs of deterioration, even within the so-called "core" countries. China's economy also cooled during the period, as export demand from the U.S. and Europe declined and credit remained restricted. The country's central bank unexpectedly cut interest rates in June (and again in July, just after the end of the reporting period) in attempt to keep economic growth from sliding further.

Money Market Portfolio

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in such funds.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2012 (unaudited) continued

As of June 30, 2012, Variable Investment Series – Money Market Portfolio had net assets of approximately $97 million with an average portfolio maturity of 19 days. For the seven-day period ended June 30, 2012, the Portfolio's Class X shares provided an effective annualized yield of 0.01% (subsidized) and – 0.33% (non-subsidized) and a current yield of 0.01% (subsidized) and – 0.33% (non-subsidized), while its 30-day moving average yield for June was 0.01% (subsidized) and – 0.32% (non-subsidized). Yield quotations more closely reflect the current earnings of the Portfolio. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. For the six-month period ended June 30, 2012, the Portfolio's Class X shares returned 0.00%. Past performance is no guarantee of future results.

For the seven-day period ended June 30, 2012, the Portfolio's Class Y shares provided an effective annualized yield of 0.01% (subsidized) and – 0.58% (non-subsidized) and a current yield of 0.01% (subsidized) and – 0.58% (non-subsidized), while its 30-day moving average yield for June was 0.01% (subsidized) and – 0.57% (non-subsidized). Yield quotations more closely reflect the current earnings of the Portfolio. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. For the six-month period ended June 30, 2012, the Portfolio's Class Y shares returned 0.00%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

We continued to remain cautious in our investment approach, focusing on high liquidity and short durations. We believe our investment process and focus on credit research and risk management have placed the Portfolio in a favorable position to respond to market uncertainty. Most of our investment activity has been focused on rolling significant amounts of overnight and short-dated maturities, with occasional selective purchases of one-month, three-month, and six-month fixed rate maturities, as well as selective purchases of nine-month and one-year floating rate paper.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Limited Duration Portfolio

For the six-month period ended June 30, 2012, Variable Investment Series – Limited Duration Portfolio Class X shares produced a total return of 1.86%, outperforming the Barclays Capital U.S. Government/Credit

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2012 (unaudited) continued

Index (1-5 Year) (the "Index"),1 which returned 1.13%. For the same period, the Portfolio's Class Y shares returned 1.71%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The Portfolio's overweight to the credit sector was the main driver of performance as spread (or non-government) sectors outperformed Treasuries during the period. Short maturity corporate spreads retraced most of their widening from the second half of last year, and overall corporate spreads ended the period 60 basis points tighter. The financial sector was the best performing corporate sector, with short-maturity financial spreads tightening by about 100 basis points during the period. The Portfolio's allocation to short-maturity, high-quality asset-backed securities also helped performance.

Conversely, the Portfolio was underweight in the agency sector, which detracted slightly from relative performance as spreads tightened over the period. Interest-rate positioning did not have an impact on performance as the Portfolio had been positioned to be neutral relative to the Index.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Income Plus Portfolio

For the six-month period ended June 30, 2012, Variable Investment Series – Income Plus Portfolio Class X shares produced a total return of 6.56%, outperforming the Barclays Capital U.S. Corporate Index (the "Index"),2 which returned 4.65%. For the same period, the Portfolio's Class Y shares returned 6.38%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

1  The Barclays Capital U.S. Government/Credit Index (1-5 Year) tracks the performance of U.S. government and corporate obligations, including U.S. government agency and Treasury securities, and corporate and Yankee bonds with maturities of one to five years. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

2  The Barclays Capital U.S. Corporate Index covers U.S. dollar-denominated, investment-grade, fixed rate, taxable securities sold by industrial, utility and financial issuers. It includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2012 (unaudited) continued

Following a period of historic volatility in risk assets during the latter half of 2011, the Portfolio entered 2012 overweight investment grade corporate bonds and with exposure to high yield corporate bonds and convertible bonds as well. These positions were designed to attempt to benefit from a normalization of credit spreads, which we believed would be driven by supportive global monetary policy and a continued modest U.S. economic recovery.

Although fears of a European financial collapse dominated headlines late in 2011, sentiment dramatically reversed early in 2012, in large part due to supportive actions by the European Central Bank (ECB). In particular, the ECB's long-term refinancing operations, or LTROs, had a substantial positive impact on the market by reducing liquidity pressures on European banks. These actions helped lower yields across many asset classes, most notably those securities with direct exposure to Europe.

Financial sector corporate bonds, which remain one of the Portfolio's largest overweights, responded strongly to the improved sentiment surrounding Europe and these exposures generated the majority of the Portfolio's outperformance of the period. High yield bonds held in the Portfolio also performed well during this period. We responded to this strong relative performance by modestly decreasing risk in those sectors which outperformed the most, particularly financials, and rotating into less volatile segments of the market. Underweights to select non-financial corporate sectors, such as health care and pharmaceuticals, detracted from relative performance during the period.

Over the last few months of the period, the market once again became concerned about the European fiscal crisis. In addition, a slowing U.S. economy pressured risk assets. While the future of Europe is certain to remain volatile, we believe that absent a significant downward spiral in Europe, the U.S. economy will continue to follow a path of slow growth. This slow growth environment is expected to remain supportive of credit fundamentals, in our opinion, ultimately leading to tighter credit spreads and potentially benefiting the Portfolio's current positioning.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Global Infrastructure Portfolio

For the six-month period ended June 30, 2012, Variable Investment Series – Global Infrastructure Portfolio Class X shares produced a total return of 7.06%, outperforming the Dow Jones Brookfield Global

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2012 (unaudited) continued

Infrastructure IndexSM (the "Index"),3 which returned 6.44%, and the S&P Global BMI Index,4 which returned 6.09%. For the same period, the Portfolio's Class Y shares returned 6.93%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Infrastructure shares appreciated 6.44% during the first half of 2012, as measured by the Index. Among the major infrastructure sectors, the communications, European regulated utilities, and gas distribution utilities sectors exhibited relative outperformance over the Index, while the gas midstream, toll roads, pipeline companies, and transmission and distribution sectors underperformed the Index. In addition, all of the smaller sectors exhibited relative outperformance, with the water sector realizing the strongest gains.

Despite indications of slowing economic growth globally, the first half of 2012 ended on a high note for the broader equity markets as investors cheered the prospect of a common European banking regulator and the potential for direct bank bailouts within the European Union (EU) that will bypass sovereign governments (thus breaking the circular, co-dependent relationship between governments and banks that plagues the current crisis). While many would welcome these potential measures, we are cautious given the continued lack of specifics and the seemingly different interpretations of EU summit promises as expressed by members of the German and Spanish governments. Certain northern European countries have also threatened to block such initiatives unless current austerity drives are implemented in full.

If certain announcements in Europe are cause for optimism, such optimism may be in short supply as economic statistics elsewhere indicate a global economy struggling to escape from the global financial crisis. Job growth in the United States remains lackluster at best, and business optimism has started to deteriorate again, after improving earlier in the year. In Asia, the Chinese government has announced policy measures to stimulate growth and has lowered borrowing rates, but recent disclosure of various economic statistics indicate a broad slowing of growth in that country.

3  The Dow Jones Brookfield Global Infrastructure IndexSM is a float-adjusted market capitalization weighted index that measures the stock performance of companies that exhibit strong infrastructure characteristics. The Index intends to measure all sectors of the infrastructure market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

4  The Standard & Poor's Global BMI Index (S&P Global BMI Index) is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. As of the date of this Report, there are approximately 11,000 index members representing 26 developed and 20 emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2012 (unaudited) continued

Within infrastructure, the strength of operating fundamentals exhibited in the first half of the year varies by sector and region. One of the strongest areas from a fundamental perspective remains the communications sector, where U.S.-based wireless tower operators in particular are enjoying robust growth, driven by upgrades to telecommunications companies' wireless networks. Utility assets globally that focus on transmission, distribution, and storage initiatives are also witnessing very stable, steady growth. Within energy infrastructure in North America, there has been some softening in fundamentals off the very robust growth achieved over the last couple of years as lower natural gas, crude oil, and natural gas liquids (NGL) prices have curtailed exploration and production company drilling plans somewhat, lessening the utilization of existing infrastructure in certain parts of the value chain (in particular, gathering and processing). We view this softening as temporary, however, as the long-term need for takeaway capacity and processing is significant and the geographical location of both resource and demand centers continues to evolve. We would also note that recent merger and acquisition activity in the exploration and production space for North American commodity resources by Asian buyers underscores the medium- to long-term demand for natural gas, crude oil, and commodity byproducts that will require infrastructure investment for some time to come. It is important to note the distinction between energy infrastructure company share prices, some of which were weak in the first half of 2012 — in particular within gas midstream — and the magnitude of their capital programs, which remain very robust.

As a final note, while the operating fundamentals (i.e., traffic) of European toll road companies have for the most part been weak for the first half of the year, current valuation levels are difficult to ignore. Current share prices imply a long-term cost of capital and/or indefinite weakness in traffic, which is difficult to justify despite the current financial and economic crises surrounding the countries in which these concessionaires are domiciled.

For the first half of 2012, the Portfolio realized favorable performance from both bottom-up stock selection and top-down allocation. From a bottom-up perspective, the Portfolio benefited from stock selection in the gas distribution utilities, communications, European regulated utilities, and gas midstream sectors, but relative gains were partially offset by adverse selection in the pipeline companies sector. From a top-down perspective, the Portfolio benefited from an underweight to the gas midstream sector and overweights to the communications and gas distribution utilities sectors. This outperformance was partially offset by overweights to the toll roads and pipeline companies sectors.

We remain committed to our core investment philosophy as an infrastructure value investor. As value-oriented, bottom-up driven investors, our investment perspective is that over the medium and long term, the key factor in determining the performance of infrastructure securities will be underlying infrastructure asset values.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2012 (unaudited) continued

Given the large and growing private infrastructure market, we believe that there are limits as to the level of premium or discount at which the public sector should trade relative to its underlying private infrastructure value. These limits can be viewed as the point at which the arbitrage opportunity between owning infrastructure in the private versus public markets becomes compelling. In aiming to achieve core infrastructure exposure in a cost effective manner, we invest in equity securities of publicly listed infrastructure companies we believe offer the best value relative to their underlying infrastructure value and Net Asset Value growth prospects.

Our research currently leads us to an overweighting in the Portfolio (amongst the largest sectors) to a group of companies in the gas distribution utilities, communications, toll road, and pipeline companies sectors, and an underweighting to companies in the gas midstream and transmission and distribution sectors. Since our year-end commentary dated December 31, 2011, the only change from a sector perspective is that we now hold close to a market-weight position in the European regulated utilities sector.

Looking forward, we continue to believe the toll road sector presents an attractive opportunity from a valuation perspective, and we also like the secular growth stories within the communications sector and energy infrastructure sector — in particular, gas distribution utilities within Asia and pipeline companies within North America. For more processing and fractionation-focused midstream companies, we remain underweight but believe they have become more attractively valued given the absolute declines observed in the first half of the year.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

European Equity Portfolio

For the six-month period ended June 30, 2012, Variable Investment Series – European Equity Portfolio Class X shares produced a total return of 3.04%, outperforming the MSCI Europe Index (the "Index"),5 which returned 2.40%. For the same period, the Portfolio's Class Y shares returned 2.90%. Past performance is no guarantee of future results.

5  The Morgan Stanley Capital International (MSCI) Europe Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2012 (unaudited) continued

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

On a sector basis, the Portfolio's outperformance was driven by stock selection in capital goods, insurance, software and services, and banks. The largest contributor to relative performance was a holding in a Spanish IT company that is the world's largest provider of reservations management software and systems for the travel industry. Other major contributors included holdings in a French hotel chain that recently sold off its underperforming U.S. business operation, a German truck maker that was recently acquired, a U.K. insurance provider, and a U.K. aerospace equipment company. Strong stock selection and an underweight in the telecommunications sector also aided relative results.

However, stock selection in the materials, retail, and utilities sectors diminished relative gains. Relative weakness came from holdings in a Spanish bank that saw its credit rating lowered by Moody's Investor Service in June although the bank's financials have remained relatively healthy, a French utility company that we believed had an uncertain outlook, a U.K. mining company that has underperformed since its merger, and a U.K. supermarket chain that has been losing market share in the sluggish economic environment.

On a country level, positive contributors included stock selection in Germany, Finland, and Switzerland. Both stock selection and an underweight in Spain were beneficial as well. The only detractor on a country basis during the period was stock selection in the U.K.

In the first half of the period, the financials and other cyclical (or economically sensitive) sectors rallied strongly. However, from mid-March through the end of the period, the outperformance of these sectors faded amid rising concerns about the global economy (including emerging markets) and disappointing news from the development of the European debt crisis. At the same time, valuations of some of the more defensive (or less economically sensitive) stocks were quite expensive, as investors largely preferred to position defensively.

In this environment, we have sought to maintain what we believe is a balanced and diversified stance in the Portfolio. In fact, the Portfolio is overweight in energy and industrials, which are more cyclical sectors, counterbalanced by an overweight in consumer staples and health care, which are more defensive. On the contrary, we are underweight in defensive utilities and telecommunications sectors, but also underweight in cyclical materials, consumer discretionary (with no exposure to luxury goods due to expensive valuations), and financials (with an overweight in banks) sectors.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2012 (unaudited) continued

Central banks around the world have shifted their tone, as the markets expected a possible third quantitative easing program (dubbed QE3) from the U.S. Federal Reserve in second half of 2012. In addition, we saw recently action from the Bank of England, which pumped £50 billion into the system, the European Central Bank (ECB) cutting interest rates by 25 basis points, Brazil cutting by 50 basis points, and South Korea by 25 basis points. These coordinated easing actions have been in the past a positive catalyst for the equity markets. We also look with favor toward the recent trend in oil prices, which potentially point to further falls in inflation over the coming months. This trend should help those central banks wishing to add further monetary stimulus, but also lowers input costs for the corporate sector — thereby improving margin trends — and may provide support for consumers' disposable income.

Although concerns remain on sovereign debt for some European "peripheral" countries, we believe that the current scenario has provided opportunities in the market. In Europe we still see large economic imbalances (between north and south, "core" and "periphery") and a lack of fiscal integration. While it is possible to overcome these deficiencies, it will take some years.

Over the long term, we expect that the European economy should be a major beneficiary of a global recovery, with its high exposure to emerging markets. We see recent market weakness as an opportunity to selectively add quality stocks to the portfolio, as we believe European valuations are cheap compared to historical levels. Current equity valuations have priced a low-growth environment for Europe, which we believe seems to be the most likely scenario for the next few years. Economic growth in core European countries versus poor results from peripheral Europe, emerging markets exposure, asset allocation shift out of fixed income into developed equities and cheap valuations provide strong back up to our favorable thesis on the asset class. Our investment approach remains the same. We continue to seek high quality companies that we believe have high earnings visibility and predictability, stable and strong cash flow and low levels of debt trading at attractive valuations.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Multi Cap Growth Portfolio

For the six-month period ended June 30, 2012, Variable Investment Series – Multi Cap Growth Portfolio Class X shares produced a total return of 9.85%, underperforming the Russell 3000® Growth Index (the

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2012 (unaudited) continued

"Index"),6 which returned 9.98%. For the same period, the Portfolio's Class Y shares returned 9.72%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Stock selection in the technology sector was by far the largest detractor from performance. Several holdings in the computer services, software and systems industry were among the weakest performers in the portfolio during the period. Stock selection in materials and processing dampened relative performance, due to positions in two companies specializing in rare earth minerals production. Stock selection in financial services also hurt relative returns. The Portfolio's position in an auto insurance provider and a lack of exposure to real estate investment trusts (REITs), a group that performed well in the Index, were the main reasons for the Portfolio's underperformance within the sector.

Conversely, stock selection in health care was additive to relative performance. The Portfolio held several stocks that performed well, including a provider of billing services to medical group practices and companies making medical and dental instrument and supplies. Stock selection in consumer discretionary was another positive contributor, mostly due to strong gains from a position in an online retailer. Stock selection in producer durables further benefited relative returns. Within the sector, the Portfolio was helped by exposure to companies involved in back office support, human resources, and consulting, as well as holdings in commercial services providers.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Aggressive Equity Portfolio

For the six-month period ended June 30, 2012, Variable Investment Series – Aggressive Equity Portfolio Class X shares produced a total return of 9.80%, underperforming the Russell 3000® Growth Index (the "Index"),6 which returned 9.98%. For the same period, the Portfolio's Class Y shares returned 9.70%. Past performance is no guarantee of future results.

6  The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2012 (unaudited) continued

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Stock selection in the technology sector was by far the largest detractor from performance. Several holdings in the computer services, software and systems industry were among the weakest performers in the portfolio during the period. Stock selection in materials and processing dampened relative performance, due to positions in two companies specializing in rare earth minerals production. Stock selection in financial services also hurt relative returns. The Portfolio's position in an auto insurance provider and a lack of exposure to real estate investment trusts (REITs), a group that performed well in the Index, were the main reasons for the Portfolio's underperformance within the sector.

Conversely, stock selection in health care was additive to relative performance. The Portfolio held several stocks that performed well, including a provider of billing services to medical group practices and companies making medical and dental instrument and supplies. Stock selection in consumer discretionary was another positive contributor, mostly due to strong gains from a position in an online retailer. Stock selection in producer durables further benefited relative returns. Within the sector, the Portfolio was helped by exposure to companies involved in back office support, human resources, and consulting, as well as holdings in commercial services providers.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Strategist Portfolio

For the six-month period ended June 30, 2012, Variable Investment Series – Strategist Portfolio Class X shares produced a total return of 4.41%, underperforming the S&P 500® Index (the "Index"),7 which returned 9.49%, and outperforming the Barclays Capital U.S. Government/Credit Index,8 which returned 2.65%. For the same period, the Portfolio's Class Y shares returned 4.28%. In addition, the Portfolio's Class X and Y shares outperformed their peers within the Lipper Variable Annuity Flexible Portfolio Underlying Funds category by 70 and 57 basis points, respectively, for the period under review, according to Lipper Analytics. Past performance is no guarantee of future results.

7  The Standard & Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

8  The Barclays Capital U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2012 (unaudited) continued

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Strategist Portfolio's flexible investment approach allows investment across stocks, bonds, cash and other investment classes. To determine the specific allocation among asset classes throughout the period, we rigorously evaluate a comprehensive array of quantitative and qualitative factors. The quantitative analysis comprises an extensive "top-down" asset class review of many macroeconomic variables, with primary focus on three core factors: monetary policy and its impact on liquidity, inflation trends and corporate profitability. A second, more qualitative process then broadens the analysis to determine which sectors and industries would offer the best opportunities, in our view, given the macroeconomic climate. Individual holdings are then selected in an effort to provide desired exposure to asset classes and sectors.

During the first half of 2012, there were no material changes to the Portfolio's asset allocation. At period-end, the Portfolio's asset allocation (as a percentage of total Portfolio assets) stood at approximately 61% equities, 24% fixed income and 15% cash equivalents. The Portfolio's equity exposure continued to be focused in large capitalization, high free-cash flow generating companies featuring dividend yields in excess of the average equity security. These stocks have tended to underperform the general market in periods of strong rallies and outperformed during market corrections. The equity portfolio's largest sector exposures include consumer discretionary, industrials and information technology holdings; these three sectors make up approximately half of the Portfolio's total equity exposure.

The fixed income portfolio is diversified among a number of sectors as well, with U.S. government-issued exposures totaling 61% of the fixed income portfolio and corporate credit exposures totaling 32%. The balance of the Portfolio's fixed income holdings is spread among asset-backed instruments, municipal bonds and cash equivalents.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

We appreciate your ongoing support of Morgan Stanley Variable Investment Series and look forward to continuing to serve your investment needs.

Very truly yours,

Arthur Lev
President and Principal Executive Officer

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2012 (unaudited) continued

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q and monthly holdings for each money market fund on Form N-MFP. Morgan Stanley does not deliver these reports to shareholders, nor are the first and third fiscal quarter reports posted to the Morgan Stanley public web site. However, the holdings for each money market fund are posted to the Morgan Stanley public web site. You may obtain the Form N-Q filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Portfolio's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC's web site at http://www.sec.gov.

Morgan Stanley Variable Investment Series

Fund Performance ■ June 30, 2012 (unaudited)

Average Annual Total Returns—Period Ended June 30, 2012(1)
Class X	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio	Date of Inception
Aggressive Equity	-2.82%	3.96%	8.13%	5.39%	1.06%	5/4/1999
European Equity	-14.04	-5.61	3.81	8.06	1.17	3/1/1991
Global Infrastructure	10.88	2.52	8.71	7.87	0.86	3/1/1990
Income Plus	8.02	7.57	6.59	7.38	0.59	3/1/1987
Limited Duration	2.66	-0.61	1.13	2.04	0.60	5/4/1999
Money Market	0.01	0.98	1.68	4.27	0.60	3/9/1984
Multi Cap Growth	-2.49	5.07	7.37	10.89	0.56	3/9/1984
Strategist	-4.91	-0.92	5.20	7.49	0.61	3/1/1987

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses.

(1)  Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

Morgan Stanley Variable Investment Series

Fund Performance ■ June 30, 2012 (unaudited) continued

Average Annual Total Returns—Period Ended June 30, 2012(1)
Class Y	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio	Date of Inception
Aggressive Equity	-3.03%	3.71%	7.86%	2.31%	1.31%	6/5/2000
European Equity	-14.27	-5.84	3.55	0.11	1.42	6/5/2000
Global Infrastructure	10.62	2.27	8.44	2.89	1.11	6/5/2000
Income Plus	7.64	7.30	6.32	6.72	0.84	6/5/2000
Limited Duration	2.38	-0.83	0.88	1.70	0.85	6/5/2000
Money Market	0.01	0.90	1.52	1.89	0.85	6/5/2000
Multi Cap Growth	-2.72	4.80	7.10	1.98	0.81	6/5/2000
Strategist	-5.15	-1.16	4.93	2.74	0.86	6/5/2000

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses.

(1)  Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

Morgan Stanley Variable Investment Series

Expense Examples ■ June 30, 2012 (unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/12 – 06/30/12.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

Morgan Stanley Variable Investment Series

Expense Examples ■ June 30, 2012 (unaudited) continued

Money Market

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/12	06/30/12	01/01/12 – 06/30/12
Class X
Actual (0.00% return)	$1,000.00	$1,000.00	$1.29
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.57	$1.31
Class Y
Actual (0.00% return)	$1,000.00	$1,000.00	$1.29
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.57	$1.31

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.26% and 0.26% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 0.63% and 0.88% for Class X and Class Y shares, respectively.

Limited Duration

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/12	06/30/12	01/01/12 – 06/30/12
Class X
Actual (1.86% return)	$1,000.00	$1,018.60	$2.91
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.98	$2.92
Class Y
Actual (1.71% return)	$1,000.00	$1,017.10	$4.16
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.74	$4.17

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.58% and 0.83% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Income Plus

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/12	06/30/12	01/01/12 – 06/30/12
Class X
Actual (6.56% return)	$1,000.00	$1,065.60	$2.98
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.98	$2.92
Class Y
Actual (6.38% return)	$1,000.00	$1,063.80	$4.26
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.74	$4.17

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.58% and 0.83% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Morgan Stanley Variable Investment Series

Expense Examples ■ June 30, 2012 (unaudited) continued

Global Infrastructure

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/12	06/30/12	01/01/12 – 06/30/12
Class X
Actual (7.06% return)	$1,000.00	$1,070.60	$4.27
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.74	$4.17
Class Y
Actual (6.93% return)	$1,000.00	$1,069.30	$5.56
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.49	$5.42

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.83% and 1.08% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

European Equity

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/12	06/30/12	01/01/12 – 06/30/12
Class X
Actual (3.04% return)	$1,000.00	$1,030.40	$5.05
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.89	$5.02
Class Y
Actual (2.90% return)	$1,000.00	$1,029.00	$6.31
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.65	$6.27

  @  Expenses are equal to the Portfolio's annualized expense ratios of 1.00% and 1.25% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 1.20% and 1.45% for Class X and Class Y shares, respectively.

Multi Cap Growth

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/12	06/30/12	01/01/12 – 06/30/12
Class X
Actual (9.85% return)	$1,000.00	$1,098.50	$2.97
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.03	$2.87
Class Y
Actual (9.72% return)	$1,000.00	$1,097.20	$4.28
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.79	$4.12

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.57% and 0.82% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Morgan Stanley Variable Investment Series

Expense Examples ■ June 30, 2012 (unaudited) continued

Aggressive Equity

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/12	06/30/12	01/01/12 – 06/30/12
Class X
Actual (9.80% return)	$1,000.00	$1,098.00	$5.63
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.49	$5.42
Class Y
Actual (9.70% return)	$1,000.00	$1,097.00	$6.93
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.25	$6.67

  @  Expenses are equal to the Portfolio's annualized expense ratios of 1.08% and 1.33% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 1.09% and 1.34% for Class X and Class Y shares, respectively.

Strategist

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/12	06/30/12	01/01/12 – 06/30/12
Class X
Actual (4.41% return)	$1,000.00	$1,044.10	$3.05
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.88	$3.02
Class Y
Actual (4.28% return)	$1,000.00	$1,042.80	$4.32
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.64	$4.27

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.60% and 0.85% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 0.63% and 0.88% for Class X and Class Y shares, respectively.

Morgan Stanley Variable Investment Series

Investment Advisory Agreement Approval ■ June 30, 2012 (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Advisers (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser's expense. (The Investment Adviser, Sub-Advisers and Administrator together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolios. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolios and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolios

The Board reviewed the performance, fees and expenses of the Portfolios compared to their peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolios. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2011, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, they discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel.

Performance

The Board noted that the performance of the Strategist Portfolio was below its peer group averages for the one-, three- and five-year periods.

Morgan Stanley Variable Investment Series

Investment Advisory Agreement Approval ■ June 30, 2012 (unaudited) continued

The Board noted that the performance of the Money Market and Limited Duration Portfolios was better than the peer group averages for the one-year period but below the peer group averages for the three- and five-year periods.

The Board noted that the performance of the Income Plus, Multi Cap Growth and Aggressive Equity Portfolios was better than the peer group averages for the three- and five-year periods but below the peer group averages for the one-year period.

The Board noted that the performance of the Global Infrastructure and European Equity Portfolios was better than the peer group averages for the one- and five-year periods but below the peer group averages for the three-year period.

Performance Conclusions

With respect to the Money Market, Limited Duration and Strategist Portfolios, after discussion, the Board concluded that performance was acceptable.

With respect to the Income Plus, Multi Cap Growth, Global Infrastructure, Aggressive Equity and European Equity Portfolios, after discussion, the Board concluded that performance was competitive with the peer group averages.

Fees and Expenses

The Board members discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for the Portfolios relative to comparable funds and/or other accounts advised by the Adviser and/or compared to their peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolios' total expense ratios. When a fund's management fee and/or its expense ratio are higher than comparable funds or peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps.

The Board noted that the management fees and total expense ratios for the Money Market, Limited Duration, Income Plus, Multi Cap Growth, Global Infrastructure, European Equity and Strategist Portfolios were lower than the peer group averages.

The Board noted for the Aggressive Equity Portfolio that the management fee and the total expense ratio was higher but close to its peer group average.

Fee and Expense Conclusions

With respect to the Money Market, Limited Duration, Income Plus, Multi Cap Growth, Global Infrastructure, Aggressive Equity, European Equity and Strategist Portfolios, after discussion, the Board concluded that the management fees and total expense ratios were competitive with the peer group averages.

Morgan Stanley Variable Investment Series

Investment Advisory Agreement Approval ■ June 30, 2012 (unaudited) continued

Economies of Scale

The Board considered the size and growth prospects of the Portfolios and how that relates to the Portfolios' total expense ratios and particularly the Portfolios' management fee rates (which, for all the Portfolios except Limited Duration, include one or more breakpoints). In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolios and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of each Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolios and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolios and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolios and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolios and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolios' operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolios to continue their relationship with the Adviser.

Morgan Stanley Variable Investment Series

Investment Advisory Agreement Approval ■ June 30, 2012 (unaudited) continued

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of each Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Variable Investment Series - Money Market

Portfolio of Investments ■ June 30, 2012 (unaudited)

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
	Repurchase Agreements (54.7%)
$5,000	ABN Amro Securities (USA) LLC, (dated 06/29/12; proceeds $5,000,067; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 2.63% due 12/31/14; valued at $5,100,040)	0.16%	07/02/12	$5,000,000
2,000	Bank of Montreal, (dated 06/19/12; proceeds $2,000,198; fully collateralized by U.S. Government Agencies; Federal National Mortgage Association 4.00% due 08/01/22 - 12/01/40; valued at $2,067,723)	0.17	07/10/12	2,000,000
10,000	Bank of Nova Scotia, (dated 06/29/12; proceeds $10,000,125; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 0.63% due 07/15/14; valued at $10,228,820)	0.15	07/02/12	10,000,000
11,208	BNP Paribas Securities Corp., (dated 06/29/12; proceeds $11,208,177; fully collateralized by a U.S. Government Agency; Federal National Mortgage Association 3.40% due 11/01/41; valued at $11,528,888)	0.19	07/02/12	11,208,000
20,000	Credit Agricole CIB, (dated 06/29/12; proceeds $20,000,250; fully collateralized by a U.S. Government Obligation; U.S. Treasury Strip Zero Coupon due 04/04/13; valued at $20,400,000)	0.15	07/02/12	20,000,000
5,000	TD Securities (USA) LLC, (dated 06/28/12; proceeds $5,000,136; fully collateralized by a U.S. Government Obligation; U.S. Treasury Bond 4.50% due 05/15/38; valued at $5,100,011)	0.14	07/05/12	5,000,000
	Total Repurchase Agreements (Cost $53,208,000)			53,208,000
	Commercial Paper (16.9%)
	International Banks
1,000	BNZ International Funding Ltd. (a)	0.55	08/16/12	999,295
1,000	ING US Funding LLC	0.42	07/06/12	999,931
3,000	National Australia Funding Corp. (a)	0.13	07/05/12	2,999,946
2,000	NRW Bank (a)	0.25	07/02/12	1,999,972
500	Oversea Chinese Banking	0.48	01/02/13	498,786

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Money Market

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
$4,500	Rabobank USA Financial Corp.	0.54 - 0.67%	07/30/12 - 10/02/12	$4,496,676
1,000	Sumitomo Mitsui Banking Corp. (a)	0.39	07/06/12	999,937
1,000	Toyota Motor Credit Corp.	0.13	07/10/12	999,964
2,500	Westpac Banking Corp. (a)	0.48	09/14/12	2,497,467
	Total Commercial Paper (Cost $16,491,974)			16,491,974
	Certificates of Deposit (13.4%)
	International Banks
3,000	Bank of Montreal	0.16	07/06/12	3,000,000
1,000	Deutsche Bank AG	0.52	10/18/12	1,000,000
3,000	Skandin Ens Banken	0.44 - 0.49	08/15/12 - 09/07/12	2,999,990
3,000	Sumitomo Mitsui Banking Corp.	0.36 - 0.38	07/06/12 - 08/01/12	3,000,000
1,000	Svenska Handelsbanken AB	0.60	08/02/12	1,000,000
2,000	Toronto Dominion Bank	0.17	07/19/12 - 07/20/12	2,000,000
	Total Certificates of Deposit (Cost $12,999,990)			12,999,990

		COUPON RATE(b)	DEMAND DATE(c)
	Floating Rate Notes (12.9%)
	International Banks
3,000	Bank of Nova Scotia	0.47 - 0.51%	07/26/12 - 10/02/12	04/26/13 - 07/02/13	2,999,836
4,000	Barclays Bank PLC	0.92	08/06/12	11/05/12	4,000,000
1,600	Commonwealth Bank of Australia (a)	0.63	08/23/12	11/16/12	1,600,883
3,000	Deutsche Bank AG	0.67	09/17/12	03/15/13	3,000,000
1,000	Westpac Banking Corp.	0.48	07/05/12	07/05/12	1,000,000
	Total Floating Rate Notes (Cost $12,600,719)				12,600,719

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Money Market

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE(b)	DEMAND DATE(c)	MATURITY DATE	VALUE
	Tax-Exempt Instruments (3.1%)
	Weekly Variable Rate Bonds
$3,000	Miami-Dade County, FL, Professional Sports Franchise Facilities Tax Ser 2009 E (Cost $3,000,000)	0.18%	07/06/12	10/01/48	$3,000,000

Total Investments (Cost $98,300,683)	101.0%	98,300,683
Liabilities in Excess of Other Assets	(1.0)	(1,004,857)
Net Assets	100.0%	$97,295,826

  (a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (b)  Rate shown is the rate in effect at June 30, 2012.

  (c)  Date of next interest rate reset.

MATURITY SCHEDULE†

1 - 30 Days	75%
31 - 60 Days	14
61 - 90 Days	7
91 - 120 Days	3
121 + Days	1
100%

†  As a percentage of total investments.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2012 (unaudited)

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Corporate Bonds (54.9%)
	Basic Materials (2.9%)
$350	Anglo American Capital PLC (United Kingdom) (a)	9.375%	04/08/14	$393,767
190	ArcelorMittal (Luxembourg)	9.00	02/15/15	213,657
230	Barrick Gold Corp. (Canada)	1.75	05/30/14	232,933
115	Ecolab, Inc.	3.00	12/08/16	121,366
260	Kinross Gold Corp. (Canada)	3.625	09/01/16	262,281
350	Potash Corp. of Saskatchewan, Inc. (Canada)	5.25	05/15/14	376,353
				1,600,357
	Communications (5.3%)
375	AT&T, Inc.	2.50	08/15/15	390,672
300	Comcast Corp.	6.50	01/15/15	338,595
215	COX Communications, Inc.	4.625	06/01/13	222,595
220	DirecTV Holdings LLC/DirecTV Financing Co., Inc.	4.75	10/01/14	236,280
290	NBC Universal Media LLC	2.10	04/01/14	295,277
145	News America, Inc.	5.30	12/15/14	159,016
200	Time Warner Cable, Inc.	8.25	02/14/14	222,762
250	Verizon Communications, Inc.	1.25	11/03/14	253,221
350	Viacom, Inc.	4.375	09/15/14	374,851
340	Vodafone Group PLC (United Kingdom)	5.00	12/16/13	360,551
				2,853,820
	Consumer, Cyclical (2.6%)
305	Best Buy Co., Inc.	3.75	03/15/16	298,029
280	Daimler Finance North America LLC (a)	1.875	09/15/14	281,645
220	Home Depot, Inc.	5.40	03/01/16	253,835
430	Volkswagen International Finance N.V. (Germany) (a)	1.625	03/22/15	431,775
135	Wesfarmers Ltd. (Australia) (a)	2.983	05/18/16	139,101
				1,404,385
	Consumer, Non-Cyclical (8.1%)
250	Altria Group, Inc.	4.125	09/11/15	271,549
165	Anheuser-Busch InBev Worldwide, Inc. (Belgium)	4.125	01/15/15	177,929
205	Anheuser-Busch InBev Worldwide, Inc. (Belgium)	5.375	11/15/14	226,123
265	Bacardi Ltd. (Bermuda) (a)	7.45	04/01/14	292,680
260	Bunge Ltd. Finance Corp.	5.35	04/15/14	274,469
430	Coca-Cola Co. (The)	0.75	03/13/15	431,155
330	Delhaize Group SA (Belgium)	5.875	02/01/14	347,630
275	Diageo Capital PLC (United Kingdom)	1.50	05/11/17	276,335
15	Express Scripts Holding Co. (a)	2.65	02/15/17	15,277
200	Express Scripts Holding Co. (a)	2.75	11/21/14	204,396

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$350	Gilead Sciences, Inc.	3.05%	12/01/16	$369,879
120	GlaxoSmithKline Capital PLC (United Kingdom)	0.75	05/08/15	120,071
300	Kraft Foods, Inc.	6.75	02/19/14	328,755
225	Kroger Co. (The)	7.50	01/15/14	246,752
370	McKesson Corp.	3.25	03/01/16	397,513
175	PepsiCo, Inc.	0.75	03/05/15	174,636
250	Stryker Corp.	2.00	09/30/16	256,396
				4,411,545
	Energy (3.1%)
225	Enterprise Products Operating LLC, Series O	9.75	01/31/14	253,942
380	Marathon Petroleum Corp.	3.50	03/01/16	398,673
275	Phillips 66 (a)	1.95	03/05/15	277,149
320	Plains All American Pipeline L.P./PAA Finance Corp.	4.25	09/01/12	321,471
305	Spectra Energy Capital LLC	5.90	09/15/13	320,517
100	TransCanada PipeLines Ltd. (Canada)	0.875	03/02/15	99,885
				1,671,637
	Finance (25.0%)
265	ABB Treasury Center USA, Inc. (Switzerland) (a)	2.50	06/15/16	274,329
255	Abbey National Treasury Services PLC (United Kingdom)	2.875	04/25/14	248,782
110	Aflac, Inc.	3.45	08/15/15	117,156
475	American Express Co.	7.25	05/20/14	526,976
260	American International Group, Inc.	3.65	01/15/14	265,699
620	Bank of America Corp., Series 1	3.75	07/12/16	625,622
300	Barclays Bank PLC (United Kingdom)	5.20	07/10/14	316,229
330	BBVA Bancomer SA (Mexico) (a)	4.50	03/10/16	333,300
320	BNP Paribas SA (France)	3.60	02/23/16	323,954
205	BP Capital Markets PLC (United Kingdom)	3.875	03/10/15	219,820
390	Canadian Imperial Bank of Commerce (Canada)	1.45	09/13/13	393,962
300	Capital One Financial Corp.	7.375	05/23/14	329,702
405	Citigroup, Inc. (See Note 6)	4.45	01/10/17	424,972
250	Commonwealth Bank of Australia (Australia)	1.95	03/16/15	251,777
115	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands)	3.375	01/19/17	118,481
340	Credit Suisse (Switzerland)	5.50	05/01/14	360,607
355	Deutsche Bank AG (Germany)	2.375	01/11/13	357,185
205	DNB Bank ASA (Norway) (a)	3.20	04/03/17	207,568
975	General Electric Capital Corp.	2.95	05/09/16	1,007,046
300	Genworth Life Institutional Funding Trust (a)	5.875	05/03/13	305,110
425	Goldman Sachs Group, Inc. (The)	3.625	02/07/16	425,402
250	Harley-Davidson Funding Corp. (a)	5.25	12/15/12	254,144

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$200	HCP, Inc.	2.70%	02/01/14	$203,273
350	HSBC Finance Corp.	5.25	04/15/15	374,793
200	ING Bank (Netherlands) (a)	3.75	03/07/17	199,273
425	JPMorgan Chase & Co.	1.875	03/20/15	424,951
135	JPMorgan Chase & Co.	3.15	07/05/16	138,965
200	LVMH Moet Hennessy Louis Vuitton SA (France) (a)	1.625	06/29/17	200,181
230	Macquarie Group Ltd. (Australia) (a)	7.30	08/01/14	244,983
200	Metropolitan Life Global Funding I (See Note 6) (a)	1.70	06/29/15	200,296
325	Metropolitan Life Global Funding I (See Note 6) (a)	2.00	01/10/14	328,443
350	Monumental Global Funding III (a)	5.25	01/15/14	371,443
250	National Australia Bank (Australia)	2.00	03/09/15	250,797
270	Nationwide Building Society (United Kingdom) (a)	4.65	02/25/15	279,706
30	Nissan Motor Acceptance Corp. (Japan) (a)	3.25	01/30/13	30,294
200	Nordea Bank AB (Sweden) (a)	2.25	03/20/15	200,853
270	Principal Financial Group, Inc.	7.875	05/15/14	300,826
320	Prudential Financial, Inc., MTN	4.75	09/17/15	344,773
300	Standard Chartered PLC (United Kingdom) (a)	3.85	04/27/15	314,026
250	Svenska Handelsbanken AB (Sweden)	2.875	04/04/17	253,713
365	UBS AG (Switzerland)	3.875	01/15/15	377,408
330	US Bancorp	2.20	11/15/16	340,695
470	Wells Fargo & Co.	3.676	06/15/16	500,728
				13,568,243
	Industrials (3.7%)
385	Agilent Technologies, Inc.	4.45	09/14/12	387,650
200	BAA Funding Ltd. (United Kingdom) (a)	2.50	06/25/15	201,263
200	BAT International Finance PLC (United Kingdom) (a)	1.40	06/05/15	200,119
125	Cardinal Health, Inc.	1.90	06/15/17	126,084
100	Covidien International Finance SA	1.35	05/29/15	100,201
90	Danaher Corp.	1.30	06/23/14	90,980
210	Experian Finance PLC (United Kingdom) (a)(b)	2.375	06/15/17	210,479
75	Kellogg Co.	1.125	05/15/15	75,414
150	Kraft Foods Group, Inc. (a)	1.625	06/04/15	151,695
75	McDonald's Corp.	0.75	05/29/15	75,045
60	Tyco Electronics Group SA (Luxembourg)	1.60	02/03/15	60,289
45	United Technologies Corp.	1.20	06/01/15	45,556
250	Waste Management, Inc.	2.60	09/01/16	256,796
				1,981,571

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	Technology (1.5%)
$160	Applied Materials, Inc.	2.65%		06/15/16	$167,673
285	Hewlett-Packard Co.	3.30		12/09/16	298,204
330	Texas Instruments, Inc.	1.375		05/15/14	333,798
					799,675
	Utilities (2.7%)
300	Commonwealth Edison Co.	1.625		01/15/14	304,159
350	Enel Finance International N.V. (Italy) (a)	3.875		10/07/14	344,292
215	FirstEnergy Solutions Corp.	4.80		02/15/15	228,378
265	NextEra Energy Capital Holdings, Inc.	5.35		06/15/13	276,071
320	Sempra Energy	2.00		03/15/14	325,139
					1,478,039
	Total Corporate Bonds (Cost $29,649,561)				29,769,272
	U.S. Treasury Securities (17.0%)
	U.S. Treasury Notes
1,650		0.75		06/15/14	1,663,923
730		0.875		12/31/16	736,673
3,253		1.25		10/31/15	3,334,579
3,275		2.25		03/31/16	3,483,270
	Total U.S. Treasury Securities (Cost $9,217,033)				9,218,445
	Asset-Backed Securities (16.1%)
	Ally Master Owner Trust
100	(a)	1.992	(c)	01/15/15	100,816
200		2.15		01/15/16	203,703
225	(a)	2.88		04/15/15	228,047
800	American Express Credit Account Master Trust	1.492	(c)	03/15/17	820,391
37	ARI Fleet Lease Trust (a)	1.692	(c)	08/15/18	37,236
807	Capital One Multi-Asset Execution Trust	0.322	(c)	09/15/15	806,834
225	CarMax Auto Owner Trust	1.29		09/15/15	226,314
37	Chesapeake Funding LLC (a)	2.242	(c)	12/15/20	37,376
600	Citibank Credit Card Issuance Trust (See Note 6)	2.25		12/23/14	605,406
	CNH Equipment Trust
421		1.17		05/15/15	422,575
40		1.54		07/15/14	40,187
	Ford Credit Floorplan Master Owner Trust
775		1.792	(c)	09/15/14	777,537
375	(a)	4.20		02/15/17	405,063

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$330	GE Dealer Floorplan Master Note Trust	0.844	(c)%	07/20/16	$331,520
214	GE Equipment Midticket LLC (a)	0.94		07/14/14	214,533
555	Harley-Davidson Motorcycle Trust	1.16		02/15/15	556,110
310	Hyundai Auto Lease Securitization Trust 2011-A (a)	1.02		08/15/14	311,072
326	Hyundai Auto Receivables Trust	1.50		10/15/14	327,182
294	Macquarie Equipment Funding Trust (a)	1.21		09/20/13	294,422
118	MMAF Equipment Finance LLC (a)	2.37		11/15/13	118,123
	MMCA Automobile Trust
225	(a)	1.22		01/15/15	225,786
148	(a)	1.39		01/15/14	148,002
531	Nissan Auto Lease Trust	1.12		12/15/13	532,265
200	Nissan Master Owner Trust Receivables (a)	1.392	(c)	01/15/15	201,149
	North Carolina State Education Assistance Authority
216		0.916	(c)	01/25/21	216,133
225		1.266	(c)	07/25/25	224,435
100	Panhandle-Plains Higher Education Authority, Inc.	1.411	(c)	07/01/24	100,356
125	Toyota Auto Receivables Owner Trust	1.27		12/16/13	125,228
32	Wheels SPV LLC (a)	1.792	(c)	03/15/18	31,995
60	World Omni Automobile Lease Securitization Trust	0.93		11/16/15	60,087
	Total Asset-Backed Securities (Cost $8,637,600)				8,729,883
	Non-U.S. Government - Guaranteed (4.5%)
900	Commonwealth Bank of Australia (Australia) (a)	2.50		12/10/12	907,594
1,545	Swedbank AB (Sweden) (a)	2.90		01/14/13	1,564,535
	Total Non-U.S. Government - Guaranteed (Cost $1,880,889)				2,472,129
	Agency Adjustable Rate Mortgages (3.6%)
77	Federal Home Loan Mortgage Corporation, Conventional Pool	5.433		01/01/38	83,212
	Federal National Mortgage Association, Conventional Pools:
386		2.306		02/01/36	409,762
250		2.332		05/01/35	265,660
644		2.587		09/01/37	687,779
465		3.137		04/01/38	498,635
	Total Agency Adjustable Rate Mortgages (Cost $1,936,597)				1,945,048

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	Agency Fixed Rate Mortgages (0.7%)
	Federal National Mortgage Association, Conventional Pools:
$191		6.50%		01/01/32 - 11/01/33	$219,530
115		7.00		08/01/29 - 06/01/32	136,674
	Total Agency Fixed Rate Mortgages (Cost $320,393)				356,204
	Collateralized Mortgage Obligation - Agency Collateral Series (0.6%)
282	Federal Home Loan Mortgage Corporation, REMIC (Cost $301,340)	7.50		09/15/29	332,012
	Municipal Bond (0.5%)
300	New Jersey Economic Development Authority (Cost $300,000)	1.468	(c)	06/15/13	301,158
	Sovereign (0.4%)
200	Qatar Government International Bond (Qatar) (Cost $211,500) (a)	4.00		01/20/15	211,200
	Short-Term Investments (1.1%)
	U.S. Treasury Security (0.7%)
385	U.S. Treasury Bill (Cost $384,914) (d)(e)	0.136		08/30/12	384,970
NUMBER OF SHARES (000)
	Investment Company (0.4%)
231	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $231,019)				231,019
	Total Short-Term Investments (Cost $615,933)				615,989
	Total Investments (Cost $53,070,846) (f)			99.4%	53,951,340
	Other Assets in Excess of Liabilities			0.6	312,584
	Net Assets			100.0%	$54,263,924

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

  MTN  Medium Term Note.

  REMIC  Real Estate Mortgage Investment Conduit.

  (a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (b)  When-issued security.

  (c)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on June 30, 2012.

  (d)  Rate shown is the yield to maturity at June 30, 2012.

  (e)  A portion of this security has been physically segregated in connection with open futures contracts.

  (f)  Securities are available for collateral in connection with purchase of when-issued securities and futures contracts.

FUTURES CONTRACTS OPEN AT JUNE 30, 2012:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
23	Long	U.S. Treasury 2 yr. Note, Sep-12	$5,064,313	$(2,139)
40	Long	U.S. Treasury 5 yr. Note, Sep-12	4,958,750	7,844
Net Unrealized Appreciation				$5,705

LONG TERM CREDIT ANALYSIS++
AAA	21.6%
AA	33.1
A	28.5
BBB	16.5
Not Rated	0.3
	100.0	%+

  +  Does not include open long futures contracts with an underlying face amount of $10,023,063 with net unrealized appreciation of $5,705.

  ++  The ratings shown are based on the Portfolio's security ratings as determined by Standard & Poor's, Moody's or Fitch, each a Nationally Recognized Statistical Ratings Organization ("NRSRO").

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2012 (unaudited)

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
		Corporate Bonds (96.3%)
		Basic Materials (6.0%)
	$820	ArcelorMittal (Luxembourg)	9.85%	06/01/19	$977,094
EUR	811	ArcelorMittal, Series MT (Luxembourg)	7.25	04/01/14	225,208
	$540	Barrick Gold Corp. (Canada)	3.85	04/01/22	560,210
	1,570	CF Industries, Inc.	6.875	05/01/18	1,866,338
	575	Eastman Chemical Co.	3.60	08/15/22	587,674
	540	FMG Resources August 2006 Pty Ltd. (Australia) (a)	6.375	02/01/16	549,450
	205	FMG Resources August 2006 Pty Ltd. (Australia) (a)	6.875	02/01/18	207,819
	595	Georgia-Pacific LLC	8.875	05/15/31	841,060
	203	Goldcorp, Inc. (Canada)	2.00	08/01/14	229,644
	535	Incitec Pivot Ltd. (Australia) (a)	4.00	12/07/15	550,878
	600	Inversiones CMPC SA (Chile) (a)	4.50	04/25/22	596,871
	580	Kinross Gold Corp. (Canada)	5.125	09/01/21	587,855
	545	Lubrizol Corp.	8.875	02/01/19	745,027
	675	LyondellBasell Industries N.V. (a)	5.00	04/15/19	711,281
	1,000	MeadWestvaco Corp.	7.375	09/01/19	1,192,016
	290	Syngenta Finance N.V. (Switzerland)	4.375	03/28/42	313,460
	280	Teck Resources Ltd. (Canada)	6.25	07/15/41	314,593
	195	Vale Overseas Ltd. (Brazil)	6.875	11/21/36	227,166
	210	Vale Overseas Ltd. (Brazil)	6.875	11/10/39	246,409
					11,530,053
		Communications (11.4%)
	1,700	AT&T, Inc.	5.35	09/01/40	1,958,557
	875	AT&T, Inc.	6.30	01/15/38	1,093,707
	310	Cablevision Systems Corp.	7.75	04/15/18	331,700
	470	CenturyLink, Inc.	5.80	03/15/22	468,746
	655	CenturyLink, Inc.	6.45	06/15/21	682,734
	325	CenturyLink, Inc., Series Q	6.15	09/15/19	335,725
	920	Comcast Corp.	6.40	05/15/38	1,125,374
	625	Corning, Inc.	4.75	03/15/42	657,588
	195	CSC Holdings LLC (a)	6.75	11/15/21	208,650
	315	Deutsche Telekom International Finance BV (Germany)	6.75	08/20/18	379,731
	300	Deutsche Telekom International Finance BV (Germany)	8.75	06/15/30	417,491
	1,425	DirecTV Holdings LLC/DirecTV Financing Co., Inc.	3.80	03/15/22	1,444,001
	510	DISH DBS Corp.	7.125	02/01/16	562,275

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$381	Liberty Interactive LLC	3.125%	03/30/23	$467,201
600	Motorola Solutions, Inc.	3.75	05/15/22	592,911
1,045	NBC Universal Media LLC	4.375	04/01/21	1,151,738
200	News America, Inc.	6.40	12/15/35	231,337
575	Omnicom Group, Inc.	3.625	05/01/22	585,461
263	Priceline.com, Inc. (a)	1.00	03/15/18	278,451
260	Qwest Corp.	6.875	09/15/33	260,000
213	Sable International Finance Ltd. (United Kingdom) (a)	7.75	02/15/17	221,520
351	SBA Communications Corp.	1.875	05/01/13	487,890
198	SBA Telecommunications, Inc.	8.25	08/15/19	217,800
350	Symantec Corp., Series B	1.00	06/15/13	360,063
655	Telecom Italia Capital SA (Italy)	7.175	06/18/19	655,000
375	Telefonaktiebolaget LM Ericsson (Sweden)	4.125	05/15/22	376,794
580	Telefonica Europe BV (Spain)	8.25	09/15/30	562,307
1,200	Time Warner Cable, Inc.	6.75	07/01/18	1,463,671
610	Time Warner, Inc.	6.50	11/15/36	724,282
1,295	Time Warner, Inc.	7.70	05/01/32	1,695,863
150	Verizon Communications, Inc.	6.40	02/15/38	195,475
715	Verizon Communications, Inc.	8.95	03/01/39	1,181,617
335	Vivendi SA (France) (a)	6.625	04/04/18	370,741
				21,746,401
	Consumer, Cyclical (4.9%)
1,105	Chrysler Group LLC/CG Co-Issuer, Inc.	8.00	06/15/19	1,140,913
395	Daimler Finance North America LLC (Germany)	8.50	01/18/31	605,996
925	Gap, Inc. (The)	5.95	04/12/21	960,404
105	Ingram Micro, Inc.	5.25	09/01/17	112,692
208	International Game Technology	3.25	05/01/14	230,620
285	Levi Strauss & Co.	7.625	05/15/20	304,238
350	Macy's Retail Holdings, Inc.	3.875	01/15/22	368,699
1,450	McDonald's Corp.	2.625	01/15/22	1,479,497
620	QVC, Inc. (a)	7.125	04/15/17	658,748
565	Volkswagen International Finance N.V. (Germany) (a)	2.375	03/22/17	574,580
780	Wyndham Worldwide Corp.	4.25	03/01/22	786,927
500	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. (a)	5.375	03/15/22	503,750
265	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.	7.75	08/15/20	294,813
1,040	Yum! Brands, Inc.	6.875	11/15/37	1,382,073
				9,403,950

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Consumer, Non-Cyclical (8.6%)
$245	Amgen, Inc.	3.875%	11/15/21	$259,194
950	BAT International Finance PLC (United Kingdom) (a)	2.125	06/07/17	949,853
795	Boston Scientific Corp.	6.00	01/15/20	949,609
720	Cigna Corp.	5.375	02/15/42	768,973
220	Covidien International Finance SA	3.20	06/15/22	227,296
1,185	Delhaize Group SA (Belgium)	5.70	10/01/40	998,602
475	Diageo Investment Corp. (United Kingdom)	2.875	05/11/22	488,990
690	Express Scripts Holding Co. (a)	2.65	02/15/17	702,744
370	Express Scripts Holding Co. (a)	3.90	02/15/22	384,278
420	Gilead Sciences, Inc.	1.00	05/01/14	523,950
320	Gilead Sciences, Inc.	5.65	12/01/41	374,437
490	Grupo Bimbo SAB de CV (Mexico) (a)	4.875	06/30/20	545,074
700	Kraft Foods, Inc.	6.875	02/01/38	918,596
400	Kraft Foods, Inc.	6.875	01/26/39	521,518
415	Life Technologies Corp.	6.00	03/01/20	487,628
835	Lorillard Tobacco Co.	8.125	06/23/19	1,037,726
875	PepsiCo, Inc.	2.75	03/05/22	885,015
600	Philip Morris International, Inc.	4.50	03/20/42	640,758
550	SABMiller Holdings, Inc. (a)	3.75	01/15/22	586,075
305	SABMiller Holdings, Inc. (a)	4.95	01/15/42	338,959
800	Sigma Alimentos SA de CV (Mexico) (a)	5.625	04/14/18	866,000
260	Smithfield Foods, Inc.	4.00	06/30/13	290,550
665	Teva Pharmaceutical Finance IV BV (Israel)	3.65	11/10/21	700,820
520	TreeHouse Foods, Inc.	7.75	03/01/18	564,850
630	Verisk Analytics, Inc.	5.80	05/01/21	704,371
280	Vertex Pharmaceuticals, Inc.	3.35	10/01/15	367,150
235	Viropharma, Inc.	2.00	03/15/17	334,288
				16,417,304
	Energy (8.3%)
356	Alpha Natural Resources, Inc.	2.375	04/15/15	303,045
85	Alpha Natural Resources, Inc.	6.00	06/01/19	72,888
370	Alpha Natural Resources, Inc.	6.25	06/01/21	314,500
1,075	BP Capital Markets PLC (United Kingdom)	3.245	05/06/22	1,115,387
450	Canadian Natural Resources Ltd. (Canada)	6.25	03/15/38	553,228
225	Canadian Oil Sands Ltd. (Canada) (a)	6.00	04/01/42	239,569
550	Canadian Oil Sands Ltd. (Canada) (a)	7.75	05/15/19	675,056
394	Chesapeake Energy Corp.	2.75	11/15/35	361,987
300	Chesapeake Energy Corp.	6.775	03/15/19	292,875
150	Concho Resources, Inc.	7.00	01/15/21	161,250

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
	$745	Continental Resources, Inc.	7.125%	04/01/21	$834,400
	275	Enterprise Products Operating LLC	5.25	01/31/20	315,512
	850	Enterprise Products Operating LLC	5.95	02/01/41	964,731
	490	EQT Corp.	4.875	11/15/21	501,440
	500	Halliburton Co.	4.50	11/15/41	526,482
	325	Marathon Petroleum Corp.	5.125	03/01/21	364,516
	775	Marathon Petroleum Corp.	6.50	03/01/41	883,790
	325	MarkWest Energy Partners LP/MarkWest Energy Finance Corp.	6.25	06/15/22	336,375
	820	Murphy Oil Corp.	4.00	06/01/22	836,798
	925	Phillips 66 (a)	4.30	04/01/22	975,010
	1,095	Plains All American Pipeline LP/PAA Finance Corp.	6.70	05/15/36	1,284,260
	675	Plains All American Pipeline LP/PAA Finance Corp.	8.75	05/01/19	891,489
	355	Sinopec Group Overseas Development 2012 Ltd. (China) (a)(b)	2.75	05/17/17	361,901
	225	Spectra Energy Capital LLC	8.00	10/01/19	288,652
	900	Total Capital International SA (France)	2.875	02/17/22	914,393
	700	Valero Energy Corp.	6.125	02/01/20	809,439
	550	Weatherford International Ltd.	4.50	04/15/22	564,786
					15,743,759
		Finance (38.8%)
EUR	200	Aabar Investments PJSC (United Arab Emirates)	4.00	05/27/16	241,331
	$630	ABN Amro Bank N.V. (Netherlands) (a)	4.25	02/02/17	643,009
	1,125	Aegon N.V. (Netherlands)	4.625	12/01/15	1,201,455
	264	Affiliated Managers Group, Inc.	3.95	08/15/38	286,110
	475	Alexandria Real Estate Equities, Inc.	4.60	04/01/22	487,283
	1,285	American Financial Group, Inc.	9.875	06/15/19	1,615,911
	1,000	American Honda Finance Corp. (a)	2.125	02/28/17	1,012,807
	720	American International Group, Inc.	6.40	12/15/20	816,015
	1,415	Amgen, Inc.	2.125	05/15/17	1,433,261
	432	Ares Capital Corp. (a)	5.75	02/01/16	441,720
	1,150	Banco de Credito del Peru (Peru) (a)	4.75	03/16/16	1,187,375
	990	Banco Votorantim SA (Brazil) (a)	5.25	02/11/16	1,017,225
	780	Barclays Bank PLC (United Kingdom) (a)	6.05	12/04/17	791,757
	1,135	BBVA Bancomer SA (Mexico) (a)	4.50	03/10/16	1,146,350
	610	Bear Stearns Cos. LLC (The)	5.55	01/22/17	659,047
	300	Billion Express Investments Ltd. (China) (b)	0.75	10/18/15	297,375
	540	BNP Paribas SA (France)	5.00	01/15/21	555,279
	490	Brookfield Asset Management, Inc. (Canada)	5.80	04/25/17	533,857

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$780	Capital One Bank, USA NA	8.80%		07/15/19	$983,638
800	Capital One Capital VI	8.875		05/15/40	817,000
970	CIT Group, Inc.	5.00		05/15/17	999,706
1,735	Citigroup, Inc. (See Note 6)	5.875		05/29/37	1,896,870
1,230	Citigroup, Inc. (See Note 6)	8.50		05/22/19	1,521,142
700	CNA Financial Corp.	7.35		11/15/19	829,321
680	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands)	3.875		02/08/22	693,099
260	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands) (a)	11.00	(c)	06/30/19(d)	328,783
600	Credit Agricole SA (France) (a)	8.375	(c)	10/13/19(d)	499,500
765	Credit Suisse (Switzerland)	5.40		01/14/20	796,880
280	Credit Suisse (Switzerland)	6.00		02/15/18	299,948
800	Dexus Diversified Trust/Dexus Office Trust (Australia) (a)	5.60		03/15/21	830,304
425	Discover Bank	7.00		04/15/20	495,404
715	Discover Bank	8.70		11/18/19	889,574
990	DNB Bank ASA (Norway) (a)	3.20		04/03/17	1,002,401
270	ERP Operating LP	4.625		12/15/21	293,820
750	Farmers Insurance Exchange (a)	8.625		05/01/24	975,820
1,060	Ford Motor Credit Co., LLC (a)	4.207		04/15/16	1,101,641
600	Ford Motor Credit Co., LLC	5.00		05/15/18	638,629
400	Ford Motor Credit Co., LLC	5.875		08/02/21	445,797
545	General Electric Capital Corp.	5.30		02/11/21	612,769
1,550	General Electric Capital Corp., MTN	5.875		01/14/38	1,785,642
1,650	General Electric Capital Corp., Series G	6.00		08/07/19	1,933,472
1,195	Genworth Financial, Inc.	7.70		06/15/20	1,182,388
565	Goldman Sachs Group, Inc. (The)	5.75		01/24/22	597,515
815	Goldman Sachs Group, Inc. (The)	6.15		04/01/18	884,598
1,565	Goldman Sachs Group, Inc. (The)	6.75		10/01/37	1,538,364
950	Goodman Funding Pty Ltd. (Australia) (a)	6.375		04/15/21	991,372
550	Harley-Davidson Funding Corp. (a)	6.80		06/15/18	656,528
600	Hartford Financial Services Group, Inc.	5.50		03/30/20	627,419
1,675	HBOS PLC, Series G (United Kingdom) (a)	6.75		05/21/18	1,582,156
185	HCP, Inc.	5.625		05/01/17	204,490
300	Health Care REIT, Inc.	4.75		07/15/27	353,250
485	HSBC Finance Corp.	6.676		01/15/21	525,976
1,890	HSBC Holdings PLC (United Kingdom)	4.00		03/30/22	1,966,528
705	HSBC Holdings PLC (United Kingdom)	6.50		05/02/36	779,709
595	Huntington Bancshares, Inc.	7.00		12/15/20	697,840
575	ING Bank (Netherlands) (a)	3.75		03/07/17	572,911

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$945	International Lease Finance Corp.	6.25%		05/15/19	$962,955
1,325	JPMorgan Chase & Co.	4.50		01/24/22	1,430,103
660	JPMorgan Chase Capital XXVII	7.00		11/01/39	661,650
260	Lloyds TSB Bank PLC (United Kingdom)	6.375		01/21/21	295,147
500	Mack-Cali Realty LP	4.50		04/18/22	514,033
710	Macquarie Bank Ltd. (Australia) (a)	6.625		04/07/21	713,071
705	Macquarie Group Ltd. (Australia) (a)	6.00		01/14/20	702,402
930	Merrill Lynch & Co., Inc.	7.75		05/14/38	1,063,989
3,625	Merrill Lynch & Co., Inc., MTN	6.875		04/25/18	4,061,051
600	Metlife Capital Trust IV (See Note 6) (a)	7.875		12/15/37	669,000
840	Mizuho Corporate Bank Ltd. (Japan) (a)	2.55		03/17/17	853,196
1,315	Nationwide Building Society (United Kingdom) (a)	6.25		02/25/20	1,420,698
525	Nationwide Financial Services (a)	5.375		03/25/21	543,995
1,100	Nordea Bank AB (Sweden) (a)	4.875		05/13/21	1,073,673
370	Platinum Underwriters Finance, Inc., Series B	7.50		06/01/17	405,635
1,025	Principal Financial Group, Inc.	8.875		05/15/19	1,330,382
925	Protective Life Corp.	7.375		10/15/19	1,070,684
635	Prudential Financial, Inc., MTN	6.625		12/01/37	720,546
775	QBE Capital Funding III Ltd. (Australia) (a)	7.25	(c)	05/24/41	700,479
785	Royal Bank of Scotland PLC (The) (United Kingdom)	4.875		03/16/15	812,789
360	Santander Holdings USA, Inc. (Spain)	4.625		04/19/16	348,185
700	Santander US Debt SAU (Spain) (a)	3.724		01/20/15	651,466
1,060	SLM Corp., MTN	6.25		01/25/16	1,118,300
495	SLM Corp., MTN	8.00		03/25/20	544,500
885	Standard Chartered Bank (United Kingdom) (a)	6.40		09/26/17	987,625
900	Svenska Handelsbanken AB (Sweden)	2.875		04/04/17	913,366
250	Wachovia Bank NA	6.60		01/15/38	316,594
900	Wells Operating Partnership II LP	5.875		04/01/18	936,877
					74,021,762
	Industrials (10.7%)
415	ABB Finance USA, Inc. (Switzerland)	2.875		05/08/22	420,692
522	Anixter, Inc.	5.625		05/01/19	541,575
1,060	BAA Funding Ltd. (United Kingdom) (a)	4.875		07/15/21	1,120,633
540	Ball Corp.	7.375		09/01/19	599,400
500	Bemis Co., Inc.	4.50		10/15/21	540,624
255	Bombardier, Inc. (Canada) (a)	7.50		03/15/18	280,819
505	Bombardier, Inc. (Canada) (a)	7.75		03/15/20	564,338
675	Boston Properties LP	3.85		02/01/23	682,784
1,000	Burlington Northern Santa Fe LLC	3.05		03/15/22	1,011,064

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$885	Cardinal Health, Inc.	1.90%	06/15/17	$892,676
300	Comcast Corp. (e)	4.65	07/15/42	301,349
820	CRH America, Inc.	6.00	09/30/16	898,452
480	CRH America, Inc.	8.125	07/15/18	572,471
585	Crown Americas LLC/Crown Americas Capital Corp. III	6.25	02/01/21	642,037
630	Deere & Co.	3.90	06/09/42	628,658
450	Discovery Communications LLC	3.30	05/15/22	455,101
645	Experian Finance PLC (United Kingdom) (a)(e)	2.375	06/15/17	646,472
248	General Cable Corp.	4.50	11/15/29	242,730
545	Holcim US Finance Sarl & Cie SCS (Switzerland) (a)	6.00	12/30/19	572,264
975	International Business Machines Corp.	1.875	05/15/19	986,947
950	Koninklijke Philips Electronics N.V. (Netherlands)	3.75	03/15/22	987,988
915	L-3 Communications Corp.	4.95	02/15/21	991,278
670	Lafarge SA (France) (a)	6.20	07/09/15	717,282
750	Odebrecht Finance Ltd. (Brazil) (a)	6.00	04/05/23	793,725
374	Owens-Brockway Glass Container, Inc. (a)	3.00	06/01/15	359,040
675	Pioneer Natural Resources Co.	3.95	07/15/22	677,996
950	Republic Services, Inc.	3.55	06/01/22	962,264
135	Sonoco Products Co.	4.375	11/01/21	142,660
470	Sonoco Products Co.	5.75	11/01/40	534,574
525	United Technologies Corp.	4.50	06/01/42	579,122
975	URS Corp. (a)	3.85	04/01/17	963,873
				20,310,888
	Technology (1.8%)
703	Fidelity National Information Services, Inc. (a)	5.00	03/15/22	718,817
235	Hewlett-Packard Co.	2.60	09/15/17	236,179
845	Hewlett-Packard Co.	4.65	12/09/21	887,424
234	Intel Corp.	2.95	12/15/35	265,883
255	Lam Research Corp.	1.25	05/15/18	252,769
434	Microsoft Corp. (a)	0.00	06/15/13	462,752
284	Rovi Corp.	2.625	02/15/40	274,770
276	SanDisk Corp.	1.50	08/15/17	285,315
				3,383,909
	Utilities (5.8%)
1,110	AES Corp. (The)	8.00	06/01/20	1,279,275
775	Boston Gas Co. (a)	4.487	02/15/42	821,720
495	CMS Energy Corp.	5.05	03/15/22	515,908
280	CMS Energy Corp.	6.25	02/01/20	312,348

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$750	EDP Finance BV (Portugal) (a)	4.90%	10/01/19	$604,888
675	Enel Finance International N.V. (Italy) (a)	5.125	10/07/19	645,762
2,100	Exelon Generation Co., LLC	4.00	10/01/20	2,116,788
975	FirstEnergy Solutions Corp.	6.05	08/15/21	1,072,724
975	FirstEnergy Solutions Corp.	6.80	08/15/39	1,027,140
575	Iberdrola Finance Ireland Ltd. (Spain) (a)	5.00	09/11/19	531,819
900	PPL WEM Holdings PLC (a)	3.90	05/01/16	944,091
1,150	Puget Energy, Inc.	6.50	12/15/20	1,254,805
				11,127,268
	Total Corporate Bonds (Cost $171,443,789)			183,685,294
	Asset-Backed Securities (0.9%)
	CVS Pass-Through Trust
1,435		6.036	12/10/28	1,622,978
114	(a)	8.353	07/10/31	149,080
	Total Asset-Backed Securities (Cost $1,554,468)			1,772,058
	Municipal Bond (0.4%)
600	State of California, General Obligation Bonds (Cost $603,036)	5.95	04/01/16	685,080
	Sovereign (0.2%)
395	Korea Development Bank (The) (Korea, Republic of) (Cost $393,218)	3.875	05/04/17	420,935
	Agency Fixed Rate Mortgage (0.0%)
1	Federal Home Loan Mortgage Corporation, Gold Pool (Cost $1,417)	6.50	12/01/28	1,561
NUMBER OF SHARES
	Convertible Preferred Stocks (0.3%)
	Diversified Financial Services (0.2%)
350	Bank of America Corp., Series L			341,250
	Electric Utilities (0.1%)
4,430	PPL Corp.			234,347
	Total Convertible Preferred Stocks (Cost $585,890)			575,597

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Short-Term Investments (1.4%)
	U.S. Treasury Securities (0.1%)
	U.S. Treasury Bills
$25	(f)(g)	0.101%	08/30/12	$24,997
175	(f)(g)	0.136	08/30/12	174,987
	Total U.S. Treasury Securities (Cost $199,957)			199,984
NUMBER OF SHARES (000)
	Investment Company (1.3%)
2,384	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $2,384,162)			2,384,162
	Total Short-Term Investments (Cost $2,584,119)			2,584,146
	Total Investments (Cost $177,165,937) (h)		99.5%	189,724,671
	Other Assets in Excess of Liabilities		0.5	996,664
	Net Assets		100.0%	$190,721,335

  MTN  Medium Term Note.

  REIT  Real Estate Investment Trust.

  (a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (b)  Security trades on the Hong Kong exchange.

  (c)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on June 30, 2012.

  (d)  Perpetual — Security does not have a predetermined maturity date. Rate for this security is fixed for a period of time then reverts to a floating rate. The interest shown is the rate in effect at June 30, 2012.

  (e)  When-issued security.

  (f)  Rate shown is the yield to maturity at June 30, 2012.

  (g)  A portion of this security has been physically segregated in connection with open futures contracts.

  (h)  Securities are available for collateral in connection with purchase of when-issued securities, open foreign currency exchange contracts, futures contracts and swap agreements.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

FOREIGN CURRENCY EXCHANGE CONTRACTS OPEN AT JUNE 30, 2012:

COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR	DELIVERY DATE	UNREALIZED DEPRECIATION
Goldman Sachs International	EUR	396,597	$491,290	07/13/12	$(10,642)

FUTURES CONTRACTS OPEN AT JUNE 30, 2012:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
135	Long	U.S. Treasury 2 yr. Note, Sep-12	$29,725,312	$(12,553)
48	Long	U.S. Treasury Ultra Long Bond, Sep-12	8,008,500	14,815
37	Long	U.S. Treasury 5 yr. Note, Sep-12	4,586,844	8,094
19	Short	U.S. Treasury 30 yr. Bond, Sep-12	(2,811,406)	(94)
284	Short	U.S. Treasury 10 yr. Note, Sep-12	(37,878,500)	(93,657)
Net Unrealized Depreciation				$(83,395)

INTEREST RATE SWAP AGREEMENTS OPEN AT JUNE 30, 2012:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	FIXED RATE	TERMINATION DATE	UNREALIZED DEPRECIATION
Goldman Sachs International	$2,200	3 Month LIBOR	Receive	2.42%	03/22/22	$(149,688)
JPMorgan Chase Bank	1,069	3 Month LIBOR	Receive	2.43	03/22/22	(74,176)
Total Unrealized Depreciation						$(223,864)

LIBOR  London Interbank Offered Rate.

Currency Abbreviations:

EUR  Euro.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Summary of Investments ■ June 30, 2012 (unaudited) continued

LONG TERM CREDIT ANALYSIS++
AA	6.5%
A	30.9
BBB	49.5
BB	9.4
B or Below	1.3
Not Rated	2.4
	100.0	%+

  +  Does not include open foreign currency exchange contracts with total unrealized depreciation of $10,642. Does not include open long/short futures contracts with an underlying face amount of $83,010,562 with net unrealized depreciation of $83,395. Also does not include open swap agreements with total unrealized depreciation of $223,864.

  ++  The ratings shown are based on the Portfolio's security ratings as determined by Standard & Poor's, Moody's or Fitch, each a Nationally Recognized Statistical Ratings Organization ("NRSRO").

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Infrastructure

Portfolio of Investments ■ June 30, 2012 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (97.5%)
	Australia (5.3%)
	Airports
39,313	Australian Infrastructure Fund (Stapled Securities) (a)(b)	$97,050
266,364	Sydney Airport (Stapled Securities) (a)	793,618
		890,668
	Diversified
271,480	DUET Group (Stapled Securities) (a)(b)	512,343
	Oil & Gas Storage & Transportation
122,600	APA Group (Stapled Securities) (a)(b)	628,243
	Toll Roads
75,579	Macquarie Atlas Roads Group (Stapled Securities) (a)(c)	116,676
235,415	Transurban Group (Stapled Securities) (a)	1,372,614
		1,489,290
	Transmission & Distribution
224,049	Spark Infrastructure Group	350,276
	Total Australia	3,870,820
	Brazil (0.8%)
	Water
7,800	Cia de Saneamento Basico do Estado de Sao Paulo ADR	591,708
	Canada (11.3%)
	Oil & Gas Storage & Transportation
81,240	Enbridge, Inc.	3,244,493
4,398	Keyera Corp.	183,074
113,500	TransCanada Corp.	4,756,944
	Total Canada	8,184,511

NUMBER OF SHARES		VALUE
	China (14.7%)
	Oil & Gas Storage & Transportation
755,000	Beijing Enterprises Holdings Ltd. (d)	$4,557,072
5,936,000	China Gas Holdings Ltd. (d)	2,966,181
246,000	ENN Energy Holdings Ltd. (d)	865,013
1,610,000	Sichuan Expressway Co., Ltd., H Shares (d)	546,119
		8,934,385
	Ports
223,529	China Merchants Holdings International Co., Ltd. (d)	683,686
	Toll Roads
1,078,000	Jiangsu Expressway Co., Ltd., H Shares (d)	1,011,401
	Total China	10,629,472
	France (3.8%)
	Communications
20,991	Eutelsat Communications SA	645,406
89,415	SES SA	2,114,426
	Total France	2,759,832
	Germany (0.4%)
	Airports
4,775	Fraport AG Frankfurt Airport Services Worldwide	257,093
	Italy (5.2%)
	Oil & Gas Storage & Transportation
232,796	Snam SpA	1,037,805
	Toll Roads
53,044	Atlantia SpA	677,487
179,235	Societa Iniziative Autostradali e Servizi SpA	1,264,469
		1,941,956

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Infrastructure

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

NUMBER OF SHARES		VALUE
	Transmission & Distribution
214,100	Terna Rete Elettrica Nazionale SpA	$771,425
	Total Italy	3,751,186
	Japan (1.1%)
	Oil & Gas Storage & Transportation
152,000	Tokyo Gas Co., Ltd.	776,274
	Netherlands (0.8%)
	Oil & Gas Storage & Transportation
9,106	Koninklijke Vopak N.V.	583,935
	Spain (1.4%)
	Diversified
31,263	Ferrovial SA	352,494
	Oil & Gas Storage & Transportation
15,256	Enagas SA	278,393
	Toll Roads
29,223	Abertis Infraestructuras SA	395,676
	Total Spain	1,026,563
	Switzerland (1.2%)
	Airports
2,517	Flughafen Zuerich AG (Registered)	883,875
	United Kingdom (11.0%)
	Transmission & Distribution
571,500	National Grid PLC	6,049,115
	Water
31,700	Severn Trent PLC	821,037
102,700	United Utilities Group PLC	1,086,625
		1,907,662
	Total United Kingdom	7,956,777

NUMBER OF SHARES		VALUE
	United States (40.5%)
	Communications
49,490	American Tower Corp., Class A	$3,459,846
35,610	Crown Castle International Corp. (c)	2,088,883
44,600	SBA Communications Corp., Class A (c)	2,544,430
		8,093,159
	Diversified
48,770	CenterPoint Energy, Inc.	1,008,076
	Oil & Gas Storage & Transportation
9,660	AGL Resources, Inc.	374,325
5,070	Atmos Energy Corp.	177,805
56,413	Enbridge Energy Management LLC (c)	1,803,524
10,037	Kinder Morgan Management LLC (c)	736,917
13,170	Kinder Morgan, Inc.	424,337
13,900	New Jersey Resources Corp.	606,179
39,390	NiSource, Inc.	974,902
26,940	Oneok, Inc.	1,139,831
41,120	PG&E Corp.	1,861,502
38,790	Sempra Energy	2,671,855
91,546	Spectra Energy Corp.	2,660,327
8,480	WGL Holdings, Inc.	337,080
53,140	Williams Cos., Inc. (The)	1,531,495
		15,300,079
	Transmission & Distribution
21,290	ITC Holdings Corp.	1,467,094
67,178	Northeast Utilities	2,607,178
12,860	Pepco Holdings, Inc.	251,670
		4,325,942
	Water
15,810	American Water Works Co., Inc.	541,967
	Total United States	29,269,223
	Total Common Stocks (Cost $57,439,296)	70,541,269

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Infrastructure

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

NUMBER OF SHARES (000)		VALUE
	Short-Term Investment (1.5%)
	Investment Company
1,093	Morgan Stanley Institutional Liquidity Fund - Treasury Portfolio - Institutional Class (See Note 6) (Cost $1,092,962)	$1,092,962
Total Investments (Cost $58,532,258) (e)	99.0%	71,634,231
Other Assets in Excess of Liabilities	1.0	709,555
Net Assets	100.0%	$72,343,786

ADR  American Depositary Receipt.

  (a)  Comprised of securities in separate entities that are traded as a single stapled security.

  (b)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

  (c)  Non-income producing security.

  (d)  Security trades on the Hong Kong exchange.

  (e)  The fair value and percentage of net assets, $32,495,827 and 44.9%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note 1A within the Notes to the Financial Statements.

SUMMARY OF INVESTMENTS INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Oil & Gas Storage & Transportation	$35,723,625	49.9%
Transmission & Distribution	11,496,758	16.0
Communications	10,852,991	15.2
Toll Roads	4,838,323	6.8
Water	3,041,337	4.2
Airports	2,031,636	2.8
Diversified	1,872,913	2.6
Investment Company	1,092,962	1.5
Ports	683,686	1.0
	$71,634,231	100.0%

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Portfolio of Investments ■ June 30, 2012 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (97.2%)
	Belgium (1.7%)
	Chemicals
18,541	Umicore SA	$857,106
	Finland (1.8%)
	Machinery
14,617	Kone Oyj, Class B	885,138
	France (8.1%)
	Commercial Banks
24,034	BNP Paribas SA	927,803
29,204	Societe Generale SA (a)	688,546
		1,616,349
	Electrical Equipment
16,608	Schneider Electric SA	925,376
	Hotels, Restaurants & Leisure
21,699	Accor SA	683,187
	Media
32,319	SES SA	764,258
	Total France	3,989,170
	Germany (12.9%)
	Automobiles
23,494	Daimler AG (Registered)	1,056,617
	Health Care Providers & Services
11,062	Fresenius SE & Co., KGaA	1,147,076
	Industrial Conglomerates
15,742	Siemens AG (Registered)	1,323,236
	Insurance
6,529	Muenchener Rueckversicherungs AG (Registered)	921,175
	Machinery
6,654	MAN SE	680,051
	Pharmaceuticals
17,083	Bayer AG (Registered)	1,231,832
	Total Germany	6,359,987

NUMBER OF SHARES		VALUE
	Netherlands (3.2%)
	Media
81,718	Reed Elsevier N.V.	$934,798
	Metals & Mining
42,802	ArcelorMittal	661,208
	Total Netherlands	1,596,006
	Portugal (1.3%)
	Oil, Gas & Consumable Fuels
48,284	Galp Energia SGPS SA, Class B	612,405
	Spain (4.0%)
	Commercial Banks
133,152	Banco Bilbao Vizcaya Argentaria SA	959,673
	Information Technology Services
48,175	Amadeus IT Holding SA, Class A	1,020,207
	Total Spain	1,979,880
	Sweden (1.4%)
	Wireless Telecommunication Services
7,177	Millicom International Cellular SA SDR	677,134
	Switzerland (14.6%)
	Food Products
44,160	Nestle SA (Registered)	2,634,207
	Insurance
4,822	Zurich Insurance Group AG (a)	1,087,938
	Pharmaceuticals
32,909	Novartis AG (Registered)	1,835,662
9,732	Roche Holding AG (Genusschein)	1,680,010
		3,515,672
	Total Switzerland	7,237,817

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

NUMBER OF SHARES		VALUE
	United Kingdom (48.2%)
	Aerospace & Defense
105,505	Rolls-Royce Holdings PLC (a)	$1,423,358
	Commercial Banks
307,796	Barclays PLC	787,894
247,419	HSBC Holdings PLC	2,181,604
		2,969,498
	Food & Staples Retailing
185,635	WM Morrison Supermarkets PLC	774,749
	Household Products
22,307	Reckitt Benckiser Group PLC	1,176,510
	Insurance
99,602	Prudential PLC	1,154,027
	Metals & Mining
32,607	Anglo American PLC	1,069,836
66,097	Xstrata PLC	834,278
		1,904,114
	Oil, Gas & Consumable Fuels
79,325	BG Group PLC	1,623,611
264,535	BP PLC	1,772,428
61,421	Royal Dutch Shell PLC, Class A	2,069,044
40,852	Tullow Oil PLC	943,038
		6,408,121
	Pharmaceuticals
76,342	GlaxoSmithKline PLC	1,731,120
	Professional Services
68,476	Experian PLC	967,304
	Tobacco
36,516	British American Tobacco PLC	1,858,603
36,173	Imperial Tobacco Group PLC	1,391,831
		3,250,434

NUMBER OF SHARES		VALUE
	Wireless Telecommunication Services
735,393	Vodafone Group PLC	$2,066,187
	Total United Kingdom	23,825,422
	Total Common Stocks (Cost $42,865,159)	48,020,065
NUMBER OF SHARES (000)
	Short-Term Investment (2.3%)
	Investment Company
1,158	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $1,158,271)	1,158,271
Total Investments (Cost $44,023,430) (b)(c)	99.5%	49,178,336
Other Assets in Excess of Liabilities	0.5	266,921
Net Assets	100.0%	$49,445,257

SDR  Swedish Depositary Receipt.

  (a)  Non-income producing security.

  (b)  Securities are available for collateral in connection with open foreign currency exchange contracts.

  (c)  The fair value and percentage of net assets, $48,020,065 and 97.1%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note 1A within the Notes to the Financial Statements.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

FOREIGN CURRENCY EXCHANGE CONTRACTS OPEN AT JUNE 30, 2012:

COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED DEPRECIATION
State Street Bank London	GBP	3,055,000	EUR	3,773,646	07/13/2012	$(8,551)

Currency Abbreviations:

EUR  Euro.

GBP  British Pound.

SUMMARY OF INVESTMENTS INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Oil, Gas & Consumable Fuels	$7,020,526	14.3%
Pharmaceuticals	6,478,624	13.2
Commercial Banks	5,545,520	11.3
Tobacco	3,250,434	6.6
Insurance	3,163,140	6.4
Wireless Telecommunication Services	2,743,321	5.6
Food Products	2,634,207	5.4
Metals & Mining	2,565,322	5.2
Media	1,699,056	3.4
Machinery	1,565,189	3.2
Aerospace & Defense	1,423,358	2.9
Industrial Conglomerates	1,323,236	2.7
Household Products	1,176,510	2.4
Investment Company	1,158,271	2.3

INDUSTRY	VALUE		PERCENT OF TOTAL INVESTMENTS
Health Care Providers & Services	$1,147,076		2.3%
Automobiles	1,056,617		2.1
Information Technology Services	1,020,207		2.1
Professional Services	967,304		2.0
Electrical Equipment	925,376		1.9
Chemicals	857,106		1.7
Food & Staples Retailing	774,749		1.6
Hotels, Restaurants & Leisure	683,187		1.4
	$49,178,336	+	100.0%

+  Does not include open foreign currency exchange contracts with total unrealized depreciation of $8,551.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Multi Cap Growth

Portfolio of Investments ■ June 30, 2012 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (95.8%)
	Air Transport (1.6%)
92,758	Expeditors International of Washington, Inc.	$3,594,373
	Alternative Energy (3.6%)
77,286	Range Resources Corp.	4,781,685
138,458	Ultra Petroleum Corp. (a)	3,194,226
		7,975,911
	Beverage: Brewers & Distillers (1.3%)
260,410	DE Master Blenders 1753 N.V. (Netherlands) (a)	2,936,279
	Biotechnology (2.3%)
128,513	Illumina, Inc. (a)	5,190,640
	Chemicals: Diversified (3.0%)
81,976	Monsanto Co.	6,785,973
	Commercial Finance & Mortgage Companies (1.5%)
630,526	BM&F Bovespa SA (Brazil)	3,217,770
	Commercial Services (4.5%)
133,491	Intertek Group PLC (United Kingdom)	5,610,298
87,537	Weight Watchers International, Inc. (a)	4,513,408
		10,123,706
	Communications Technology (3.4%)
156,909	Motorola Solutions, Inc.	7,548,892
	Computer Services, Software & Systems (19.8%)
61,290	Baidu, Inc. ADR (China) (a)	7,047,124
167,392	Facebook, Inc. (a)	5,209,239
327,898	Facebook, Inc., Class B (a)(b)(c)	9,354,930
16,821	Google, Inc., Class A (a)	9,757,358
53,696	LinkedIn Corp., Class A (a)	5,706,274
39,990	Salesforce.com, Inc. (a)	5,529,017
287,079	Zynga, Inc., Class A (a)	1,561,710
		44,165,652

NUMBER OF SHARES		VALUE
	Computer Technology (10.8%)
34,242	Apple, Inc. (a)	$19,997,328
215,324	Yandex N.V., Class A (Russia) (a)	4,101,922
		24,099,250
	Consumer Lending (3.0%)
7,810	Mastercard, Inc., Class A	3,359,159
27,387	Visa, Inc., Class A	3,385,855
		6,745,014
	Diversified Retail (14.7%)
87,805	Amazon.com, Inc. (a)	20,050,272
491,036	Groupon, Inc. (a)	5,219,712
11,336	Priceline.com, Inc. (a)	7,532,999
		32,802,983
	Financial Data & Systems (5.3%)
159,792	MSCI, Inc., Class A (a)	5,436,124
128,781	Verisk Analytics, Inc., Class A (a)	6,343,752
		11,779,876
	Foods (0.7%)
52,082	Hillshire Brands Co.	1,509,857
	Health Care Services (4.3%)
121,773	athenahealth, Inc. (a)	9,640,768
	Insurance: Property-Casualty (1.8%)
197,260	Progressive Corp. (The)	4,108,926
	Medical Equipment (3.5%)
13,934	Intuitive Surgical, Inc. (a)	7,716,510
	Metals & Minerals: Diversified (1.9%)
2,494,075	Lynas Corp., Ltd. (Australia) (a)	2,205,188
94,351	Molycorp, Inc. (a)	2,033,264
		4,238,452

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Multi Cap Growth

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

NUMBER OF SHARES		VALUE
	Real Estate Investment Trusts (REIT) (3.6%)
244,421	Brookfield Asset Management, Inc., Class A (Canada)	$8,090,335
	Recreational Vehicles & Boats (3.4%)
262,869	Edenred (France)	7,459,093
	Wholesale & International Trade (1.8%)
2,044,000	Li & Fung Ltd. (d)	3,966,277
	Total Common Stocks (Cost $164,869,334)	213,696,537
	Convertible Preferred Stocks (1.0%)
	Alternative Energy (0.9%)
586,326	Better Place, Inc. (a)(b)(c)	1,940,739
	Computer Services, Software & Systems (0.1%)
28,236	Workday, Inc. (a)(b)(c)	374,409
	Total Convertible Preferred Stocks (Cost $1,840,224)	2,315,148
NUMBER OF SHARES (000)
	Short-Term Investment (3.0%)
	Investment Company
6,674	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $6,673,526)	6,673,526
Total Investments (Cost $173,383,084) (e)	99.8%	222,685,211
Other Assets in Excess of Liabilities	0.2	469,019
Net Assets	100.0%	$223,154,230

  ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  Illiquid security. Resale is restricted to qualified institutional investors.

  (c)  At June 30, 2012, the Portfolio held fair valued securities valued at $11,670,078, representing 5.2% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (d)  Security trades on the Hong Kong exchange.

  (e)  The fair value and percentage of net assets, $19,240,856 and 8.6%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note 1A within the Notes to the Financial Statements.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Multi Cap Growth

Summary of Investments ■ June 30, 2012 (unaudited)

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Computer Services, Software & Systems	$44,540,061	20.0%
Diversified Retail	32,802,983	14.7
Computer Technology	24,099,250	10.8
Financial Data & Systems	11,779,876	5.3
Commercial Services	10,123,706	4.6
Alternative Energy	9,916,650	4.5
Health Care Services	9,640,768	4.3
Real Estate Investment Trusts (REIT)	8,090,335	3.6
Medical Equipment	7,716,510	3.5
Communications Technology	7,548,892	3.4
Recreational Vehicles & Boats	7,459,093	3.4
Chemicals: Diversified	6,785,973	3.1
Consumer Lending	6,745,014	3.0

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Investment Companies	$6,673,526	3.0%
Biotechnology	5,190,640	2.3
Metals & Minerals: Diversified	4,238,452	1.9
Insurance: Property-Casualty	4,108,926	1.8
Wholesale & International Trade	3,966,277	1.8
Air Transport	3,594,373	1.6
Commercial Finance & Mortgage Companies	3,217,770	1.4
Beverage: Brewers & Distillers	2,936,279	1.3
Foods	1,509,857	0.7
	$222,685,211	100.0%

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Aggressive Equity

Portfolio of Investments ■ June 30, 2012 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (95.6%)
	Air Transport (1.6%)
11,735	Expeditors International of Washington, Inc.	$454,731
	Alternative Energy (3.6%)
9,777	Range Resources Corp.	604,903
17,516	Ultra Petroleum Corp. (a)	404,094
		1,008,997
	Beverage: Brewers & Distillers (1.3%)
32,945	DE Master Blenders 1753 N.V. (Netherlands) (a)	371,475
	Biotechnology (2.3%)
16,258	Illumina, Inc. (a)	656,661
	Chemicals: Diversified (3.0%)
10,371	Monsanto Co.	858,511
	Commercial Finance & Mortgage Companies (1.4%)
79,769	BM&F Bovespa SA (Brazil)	407,086
	Commercial Services (4.5%)
16,882	Intertek Group PLC (United Kingdom)	709,509
11,074	Weight Watchers International, Inc. (a)	570,975
		1,280,484
	Communications Technology (3.4%)
19,851	Motorola Solutions, Inc.	955,032
	Computer Services, Software & Systems (19.8%)
7,754	Baidu, Inc. ADR (China) (a)	891,555
23,370	Facebook, Inc. (a)	727,275
39,222	Facebook, Inc., Class B (a)(b)(c)	1,119,004
2,126	Google, Inc., Class A (a)	1,233,229
6,793	LinkedIn Corp., Class A (a)	721,892
5,059	Salesforce.com, Inc. (a)	699,457
36,319	Zynga, Inc., Class A (a)	197,575
		5,589,987

NUMBER OF SHARES		VALUE
	Computer Technology (10.8%)
4,328	Apple, Inc. (a)	$2,527,552
27,241	Yandex N.V., Class A (Russia) (a)	518,941
		3,046,493
	Consumer Lending (3.0%)
988	Mastercard, Inc., Class A	424,949
3,465	Visa, Inc., Class A	428,378
		853,327
	Diversified Retail (14.7%)
11,108	Amazon.com, Inc. (a)	2,536,512
62,071	Groupon, Inc. (a)	659,815
1,434	Priceline.com, Inc. (a)	952,921
		4,149,248
	Financial Data & Systems (5.3%)
20,215	MSCI, Inc., Class A (a)	687,714
16,292	Verisk Analytics, Inc., Class A (a)	802,544
		1,490,258
	Foods (0.7%)
6,589	Hillshire Brands Co.	191,015
	Health Care Services (4.3%)
15,406	athenahealth, Inc. (a)	1,219,693
	Insurance: Property-Casualty (1.8%)
24,866	Progressive Corp. (The)	517,959
	Medical Equipment (3.5%)
1,763	Intuitive Surgical, Inc. (a)	976,332
	Metals & Minerals: Diversified (1.9%)
315,528	Lynas Corp., Ltd. (Australia) (a)	278,980
11,936	Molycorp, Inc. (a)	257,221
		536,201

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Aggressive Equity

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

NUMBER OF SHARES		VALUE
	Real Estate Investment Trusts (REIT) (3.6%)
30,922	Brookfield Asset Management, Inc., Class A (Canada)	$1,023,518
	Recreational Vehicles & Boats (3.3%)
33,256	Edenred (France)	943,662
	Wholesale & International Trade (1.8%)
258,000	Li & Fung Ltd. (d)	500,636
	Total Common Stocks (Cost $21,343,236)	27,031,306
	Convertible Preferred Stocks (1.0%)
	Alternative Energy (0.8%)
70,908	Better Place, Inc. (a)(b)(c)	234,705
	Computer Services, Software & Systems (0.2%)
3,313	Workday, Inc. (a)(b)(c)	43,930
	Total Convertible Preferred Stocks (Cost $221,200)	278,635
NUMBER OF SHARES (000)
	Short-Term Investment (3.7%)
	Investment Company
1,038	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $1,038,390)	1,038,390
Total Investments (Cost $22,602,826) (e)	100.3%	28,348,331
Liabilities in Excess of Other Assets	(0.3)	(82,065)
Net Assets	100.0%	$28,266,266

  ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  At June 30, 2012, the Portfolio held fair valued securities valued at $1,397,639, representing 4.9% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (c)  Illiquid security. Resale is restricted to qualified institutional investors.

  (d)  Security trades on the Hong Kong exchange.

  (e)  The fair value and percentage of net assets, $2,432,787 and 8.6%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note 1A within the Notes to the Financial Statements.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Aggressive Equity

Summary of Investments ■ June 30, 2012 (unaudited)

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Computer Services, Software & Systems	$5,633,917	19.9%
Diversified Retail	4,149,248	14.6
Computer Technology	3,046,493	10.8
Financial Data & Systems	1,490,258	5.3
Commercial Services	1,280,484	4.5
Alternative Energy	1,243,702	4.4
Health Care Services	1,219,693	4.3
Investment Company	1,038,390	3.7
Real Estate Investment Trusts (REIT)	1,023,518	3.6
Medical Equipment	976,332	3.4
Communications Technology	955,032	3.4
Recreational Vehicles & Boats	943,662	3.3
Chemicals: Diversified	858,511	3.0

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Consumer Lending	$853,327	3.0%
Biotechnology	656,661	2.3
Metals & Minerals: Diversified	536,201	1.9
Insurance: Property-Casualty	517,959	1.8
Wholesale & International Trade	500,636	1.8
Air Transport	454,731	1.6
Commercial Finance & Mortgage Companies	407,086	1.4
Beverage: Brewers & Distillers	371,475	1.3
Foods	191,015	0.7
	$28,348,331	100.0%

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2012 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (61.5%)
	Aerospace & Defense (2.3%)
52,230	Raytheon Co.	$2,955,696
	Auto Components (1.0%)
45,180	Johnson Controls, Inc.	1,251,938
	Chemicals (1.9%)
47,270	EI du Pont de Nemours & Co.	2,390,444
	Commercial Services & Supplies (0.1%)
15,724	ACCO Brands Corp. (a)	162,586
	Computers & Peripherals (0.6%)
40,115	Hewlett-Packard Co.	806,713
	Diversified Financial Services (2.0%)
71,445	JPMorgan Chase & Co.	2,552,730
	Diversified Telecommunication Services (3.6%)
38,980	CenturyLink, Inc.	1,539,320
69,870	Verizon Communications, Inc.	3,105,023
		4,644,343
	Food & Staples Retailing (1.1%)
77,350	Safeway, Inc.	1,403,902
	Food Products (1.9%)
94,270	ConAgra Foods, Inc.	2,444,421
	Hotels, Restaurants & Leisure (5.1%)
29,050	McDonald's Corp.	2,571,796
63,080	Yum! Brands, Inc.	4,063,614
		6,635,410
	Industrial Conglomerates (4.5%)
134,870	General Electric Co.	2,810,691
57,090	Tyco International Ltd.	3,017,206
		5,827,897
	Information Technology Services (2.0%)
13,300	International Business Machines Corp.	2,601,214
	Insurance (2.5%)
45,050	Chubb Corp. (The)	3,280,541
	Machinery (1.8%)
42,525	Illinois Tool Works, Inc.	2,249,147
	Media (2.2%)
74,380	Time Warner, Inc.	2,863,630

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

NUMBER OF SHARES		VALUE
	Multi-Utilities (1.9%)
43,680	Integrys Energy Group, Inc.	$2,484,082
	Oil, Gas & Consumable Fuels (6.4%)
26,550	Chevron Corp.	2,801,025
39,035	ConocoPhillips	2,181,276
30,900	Exxon Mobil Corp.	2,644,113
19,517	Phillips 66 (a)	648,745
		8,275,159
	Paper & Forest Products (1.1%)
47,670	MeadWestvaco Corp.	1,370,513
	Pharmaceuticals (5.9%)
55,675	Abbott Laboratories	3,589,367
113,640	Bristol-Myers Squibb Co.	4,085,358
		7,674,725
	Road & Rail (1.8%)
32,410	Norfolk Southern Corp.	2,326,066
	Semiconductors & Semiconductor Equipment (1.7%)
83,805	Intel Corp.	2,233,403
	Software (2.4%)
99,060	Microsoft Corp.	3,030,245
	Specialty Retail (2.9%)
71,305	Home Depot, Inc.	3,778,452
	Textiles, Apparel & Luxury Goods (1.7%)
16,710	VF Corp.	2,229,949
	Tobacco (3.1%)
28,700	Philip Morris International, Inc.	2,504,362
34,280	Reynolds American, Inc.	1,538,144
		4,042,506
	Total Common Stocks (Cost $73,384,491)	79,515,712

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE
	Corporate Bonds (7.4%)
	Basic Materials (0.5%)
$105	Air Products & Chemicals, Inc	2.00%	08/02/16	108,348
15	ArcelorMittal (Luxembourg)	7.00	10/15/39	14,603
50	ArcelorMittal (Luxembourg)	9.85	06/01/19	59,579

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$60	Barrick Gold Corp. (Canada)	3.85%	04/01/22	$62,245
55	Barrick North America Finance LLC	4.40	05/30/21	59,390
50	Eastman Chemical Co.	3.60	08/15/22	51,102
50	Georgia-Pacific LLC	8.875	05/15/31	70,677
75	Kinross Gold Corp. (Canada)	5.125	09/01/21	76,016
75	Syngenta Finance (Switzerland)	3.125	03/28/22	76,276
60	Vale Overseas Ltd. (Brazil)	5.625	09/15/19	66,814
				645,050
	Communications (0.7%)
25	AT&T, Inc.	5.35	09/01/40	28,802
85	AT&T, Inc.	6.30	01/15/38	106,246
45	CenturyLink, Inc.	6.45	06/15/21	46,905
50	Comcast Corp.	5.15	03/01/20	58,138
45	Comcast Corp.	5.70	05/15/18	53,137
25	Comcast Corp.	6.40	05/15/38	30,581
45	Deutsche Telekom International Finance BV (Germany)	8.75	06/15/30	62,624
50	Motorola Solutions, Inc.	3.75	05/15/22	49,409
40	NBC Universal Media LLC	4.375	04/01/21	44,086
25	NBC Universal Media LLC	5.95	04/01/41	29,622
55	Omnicom Group, Inc.	3.625	05/01/22	56,001
40	Qwest Corp.	6.875	09/15/33	40,000
25	Time Warner, Inc.	7.70	05/01/32	32,739
35	Verizon Communications, Inc.	4.60	04/01/21	40,189
55	Verizon Communications, Inc.	8.95	03/01/39	90,893
45	Vivendi SA (France) (b)	6.625	04/04/18	49,801
100	WPP Finance UK (United Kingdom)	8.00	09/15/14	112,835
				932,008
	Consumer, Cyclical (0.4%)
90	Best Buy Co., Inc.	3.75	03/15/16	87,943
65	Gap, Inc. (The)	5.95	04/12/21	67,488
20	Ingram Micro, Inc.	5.25	09/01/17	21,465
30	Macy's Retail Holdings, Inc.	3.875	01/15/22	31,603
70	VF Corp.	3.50	09/01/21	74,778
100	Volkswagen International Finance N.V. (Germany) (b)	2.375	03/22/17	101,696
40	Wal-Mart Stores, Inc.	5.25	09/01/35	48,584
45	Wesfarmers Ltd. (Australia) (b)	2.983	05/18/16	46,367
5	Yum! Brands, Inc.	6.875	11/15/37	6,644
				486,568
	Consumer, Non-Cyclical (1.0%)
50	Altria Group, Inc.	4.125	09/11/15	54,310
60	Altria Group, Inc.	9.25	08/06/19	83,473

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$60	Boston Scientific Corp.	6.00%	01/15/20	$71,669
90	Cigna Corp.	2.75	11/15/16	92,820
65	Coventry Health Care, Inc.	5.45	06/15/21	73,198
25	Covidien International Finance SA	3.20	06/15/22	25,829
96	Delhaize Group SA (Belgium)	5.70	10/01/40	80,899
65	Gilead Sciences, Inc.	4.50	04/01/21	72,364
5	Gilead Sciences, Inc.	5.65	12/01/41	5,851
100	Grupo Bimbo SAB de CV (Mexico) (b)	4.875	06/30/20	111,240
50	Kraft Foods, Inc.	6.50	02/09/40	64,462
70	Life Technologies Corp.	6.00	03/01/20	82,250
75	Sanofi (France)	4.00	03/29/21	83,806
120	Teva Pharmaceutical Finance IV BV (Israel)	3.65	11/10/21	126,464
65	UnitedHealth Group, Inc.	6.625	11/15/37	87,306
55	Verisk Analytics, Inc.	5.80	05/01/21	61,493
65	Woolworths Ltd. (Australia) (b)	4.00	09/22/20	69,528
				1,246,962
	Energy (0.6%)
75	BP Capital Markets PLC (United Kingdom)	3.245	05/06/22	77,818
35	Enterprise Products Operating LLC	5.25	01/31/20	40,156
90	Enterprise Products Operating LLC, Series N	6.50	01/31/19	108,624
40	EQT Corp.	4.875	11/15/21	40,934
50	Kinder Morgan Energy Partners LP	5.95	02/15/18	58,051
35	Marathon Petroleum Corp.	5.125	03/01/21	39,256
50	Murphy Oil Corp.	4.00	06/01/22	51,024
50	Phillips 66 (b)	4.30	04/01/22	52,703
60	Plains All American Pipeline LP/PAA Finance Corp.	6.70	05/15/36	70,370
60	Plains All American Pipeline LP/PAA Finance Corp.	8.75	05/01/19	79,243
50	Spectra Energy Capital LLC	7.50	09/15/38	66,328
55	Texas Eastern Transmission LP	7.00	07/15/32	71,452
				755,959
	Finance (3.0%)
100	ABB Treasury Center USA, Inc. (Switzerland) (b)	2.50	06/15/16	103,521
100	Abbey National Treasury Services PLC (United Kingdom) (b)	3.875	11/10/14	98,572
75	Aegon N.V. (Netherlands)	4.625	12/01/15	80,097
100	Australia & New Zealand Banking Group Ltd. (Australia) (b)	4.875	01/12/21	109,810
130	Berkshire Hathaway, Inc.	3.75	08/15/21	138,950
75	BNP Paribas SA (France)	5.00	01/15/21	77,122
45	Brookfield Asset Management, Inc. (Canada)	5.80	04/25/17	49,028
35	Citigroup, Inc. (See Note 6)	5.875	05/29/37	38,265

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$70	Citigroup, Inc. (See Note 6)	6.125%	05/15/18	$78,257
95	CNA Financial Corp.	5.75	08/15/21	104,574
50	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands)	3.875	02/08/22	50,963
240	Credit Suisse (Switzerland)	5.40	01/14/20	250,002
25	Credit Suisse (Switzerland)	6.00	02/15/18	26,781
60	Dexus Diversified Trust/Dexus Office Trust (Australia) (b)	5.60	03/15/21	62,273
25	ERP Operating LP	4.625	12/15/21	27,206
140	Farmers Exchange Capital (b)	7.05	07/15/28	161,090
200	Ford Motor Credit Co., LLC (b)	4.207	04/15/16	207,857
60	General Electric Capital Corp.	5.30	02/11/21	67,461
145	General Electric Capital Corp., Series G	6.00	08/07/19	169,911
75	Genworth Financial, Inc.	7.20	02/15/21	71,549
45	Harley-Davidson Funding Corp. (b)	6.80	06/15/18	53,716
60	Hartford Financial Services Group, Inc.	5.50	03/30/20	62,742
70	HSBC Holdings PLC (United Kingdom)	4.00	03/30/22	72,834
60	JPMorgan Chase & Co.	4.25	10/15/20	63,141
140	JPMorgan Chase & Co.	4.625	05/10/21	150,071
70	Lloyds TSB Bank PLC (United Kingdom)	6.375	01/21/21	79,463
50	Macquarie Bank Ltd. (Australia) (b)	6.625	04/07/21	50,216
55	Macquarie Group Ltd. (Australia) (b)	6.00	01/14/20	54,797
225	Merrill Lynch & Co., Inc., MTN	6.875	04/25/18	252,065
35	MetLife, Inc. (See Note 6)	7.717	02/15/19	44,387
170	Nationwide Building Society (United Kingdom) (b)	6.25	02/25/20	183,664
50	Nationwide Financial Services (b)	5.375	03/25/21	51,809
75	Pacific LifeCorp (b)	6.00	02/10/20	81,991
60	Platinum Underwriters Finance, Inc., Series B	7.50	06/01/17	65,779
50	Principal Financial Group, Inc.	8.875	05/15/19	64,897
40	Prudential Financial, Inc., MTN	6.625	12/01/37	45,389
25	Santander Holdings USA, Inc. (Spain)	4.625	04/19/16	24,180
70	SLM Corp., MTN	6.25	01/25/16	73,850
100	Standard Chartered Bank (United Kingdom) (b)	6.40	09/26/17	111,596
60	Wachovia Corp.	5.625	10/15/16	67,700
95	Wells Fargo & Co.	5.625	12/11/17	111,066
80	Wells Operating Partnership II LP	5.875	04/01/18	83,278
				3,821,920
	Industrials (0.8%)
50	ABB Finance USA, Inc. (Switzerland)	2.875	05/08/22	50,686
100	BAA Funding Ltd. (United Kingdom) (b)	4.875	07/15/21	105,720
65	Bemis Co., Inc.	4.50	10/15/21	70,281

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$75	Boston Properties LP	3.85%	02/01/23	$75,865
90	Cooper US, Inc.	5.25	11/15/12	91,493
75	CRH America, Inc.	6.00	09/30/16	82,176
30	Holcim US Finance Sarl & Cie SCS (Switzerland) (b)	6.00	12/30/19	31,501
75	L-3 Communications Corp.	4.95	02/15/21	81,252
75	LVMH Moet Hennessy Louis Vuitton SA (France) (b)	1.625	06/29/17	75,068
10	Norfolk Southern Corp.	4.837	10/01/41	11,081
50	Norfolk Southern Corp.	7.25	02/15/31	69,458
75	Republic Services, Inc.	3.55	06/01/22	75,968
70	Sonoco Products Co.	5.75	11/01/40	79,617
40	Union Pacific Corp.	6.125	02/15/20	49,476
45	United Technologies Corp.	4.50	06/01/42	49,639
80	Waste Management, Inc.	6.125	11/30/39	99,296
				1,098,577
	Technology (0.2%)
50	Fiserv, Inc.	3.125	06/15/16	51,592
125	Hewlett-Packard Co.	4.65	12/09/21	131,276
100	International Business Machines Corp.	7.625	10/15/18	133,403
				316,271
	Utilities (0.2%)
75	Ohio Power Co., Series M	5.375	10/01/21	88,712
80	Oncor Electric Delivery Co., LLC	6.80	09/01/18	95,744
75	PPL WEM Holdings PLC (b)	3.90	05/01/16	78,674
				263,130
	Total Corporate Bonds (Cost $8,643,655)			9,566,445
	Sovereign (0.4%)
100	Banco Nacional de Desenvolvimento, Economico e Social (Brazil) (b)	5.50	07/12/20	114,125
150	Brazilian Government International Bond (Brazil)	4.875	01/22/21	174,225
80	Mexico Government International Bond (Mexico)	3.625	03/15/22	85,120
150	Petroleos Mexicanos (Mexico) (b)	4.875	01/24/22	162,375
	Total Sovereign (Cost $528,980)			535,845
	Municipal Bonds (0.5%)
75	Chicago, IL, Transit Authority	6.20	12/01/40	82,846
30	City of Chicago, IL, O'Hare International Airport Revenue	6.395	01/01/40	38,579
70	City of New York, NY, Series G-1	5.968	03/01/36	87,314

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$85	Illinois State Toll Highway Authority, Highway Revenue, Build America Bonds	6.184%		01/01/34	$105,538
95	Municipal Electric Authority of Georgia	6.655		04/01/57	109,966
65	New York City, NY, Transitional Finance Authority Future Tax Secured Revenue	5.267		05/01/27	75,095
	State of California, General Obligation Bonds
45		5.95		04/01/16	51,381
30		6.65		03/01/22	36,947
	Total Municipal Bonds (Cost $496,205)				587,666
	Agency Fixed Rate Mortgages (0.0%)
2	Federal Home Loan Mortgage Corporation, Gold Pools	6.50		05/01/29 - 12/01/31	2,772
1	Federal National Mortgage Association, Conventional Pool	6.50		11/01/29	641
	Total Agency Fixed Rate Mortgages (Cost $3,102)				3,413
	Asset-Backed Securities (0.8%)
100	Ally Master Owner Trust	1.112	(c)	01/15/16	100,692
29	Brazos Student Finance Corp.	1.368	(c)	06/25/35	29,402
141	CVS Pass-Through Trust	6.036		12/10/28	159,876
100	GE Dealer Floorplan Master Note Trust (b)	1.792	(c)	10/20/14	100,464
175	Louisiana Public Facilities Authority	1.366	(c)	04/26/27	175,616
150	Nissan Auto Receivables Owner Trust	1.18		02/16/15	151,017
180	PFS Financing Corp. (b)	1.742	(c)	10/17/16	181,530
125	World Omni Automobile Lease Securitization Trust	1.49		10/15/14	125,776
	Total Asset-Backed Securities (Cost $998,649)				1,024,373
	U.S. Treasury Securities (13.8%)
	U.S. Treasury Bonds
1,620		3.50		02/15/39	1,874,897
610		3.875		08/15/40	751,063
200		5.25		11/15/28	281,500
255		5.375		02/15/31	371,623
	U.S. Treasury Notes
210		0.50		10/15/13	210,607
1,710		1.00		09/30/16	1,736,852
452		1.25		10/31/15	463,335

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$3,180		1.75%	01/31/14 - 07/31/15	$3,275,588
	1,000	1.875	09/30/17	1,055,078
	2,145	2.25	01/31/15 - 03/31/16	2,260,393
	5,300	2.375	08/31/14 - 06/30/18	5,592,462
	Total U.S. Treasury Securities (Cost $17,372,100)			17,873,398
	U.S. Agency Securities (1.6%)
	Federal Home Loan Mortgage Corporation
	150	3.75	03/27/19	173,516
	45	6.75	03/15/31	69,264
	Federal National Mortgage Association
	500	1.25	09/28/16	509,256
	700	4.375	10/15/15	786,307
	450	5.375	06/12/17	545,820
	Total U.S. Agency Securities (Cost $1,993,375)			2,084,163
	Short-Term Investments (13.8%)
	U.S. Treasury Security (0.1%)
100	U.S. Treasury Bill (Cost $99,978) (d)	0.136	08/30/12	99,992
NUMBER OF SHARES (000)
	Investment Company (13.7%)
	17,767Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $17,766,564)			17,766,564
	Total Short-Term Investments (Cost $17,866,542)			17,866,556
	Total Investments (Cost $121,287,099) (e)		99.8%	129,057,571
	Other Assets in Excess of Liabilities		0.2	245,328
	Net Assets		100.0%	$129,302,899

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ June 30, 2012 (unaudited) continued

  MTN  Medium Term Note.

  (a)  Non-income producing security.

  (b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (c)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on June 30, 2012.

  (d)  Rate shown is the yield to maturity at June 30, 2012.

  (e)  Securities are available for collateral in connection with open futures contracts and swap agreements.

FUTURES CONTRACTS OPEN AT JUNE 30, 2012:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED DEPRECIATION
1	Long	U.S. Treasury 5 yr. Note, Sep-12	$123,969	$(8)
10	Short	U.S. Treasury 10 yr. Note, Sep-12	(1,333,750)	(2,522)
Total Unrealized Depreciation				$(2,530)

INTEREST RATE SWAP AGREEMENTS OPEN AT JUNE 30, 2012:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)		FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	FIXED RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Bank of America	EUR	1,720	6 Month EURIBOR	Pay	4.26%	08/18/26	$111,313
Bank of America		$2,305	3 Month LIBOR	Receive	4.35	08/18/26	(104,732)
Bank of America		2,860	3 Month LIBOR	Pay	4.15	08/18/31	102,319
Bank of America	EUR	2,175	6 Month EURIBOR	Receive	3.61	08/18/31	(116,564)
Net Unrealized Depreciation							$(7,664)

  EURIBOR  Euro Interbank Offered Rate.

  LIBOR    London Interbank Offered Rate.

Currency Abbreviation:

EUR  Euro.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Summary of Investments ■ June 30, 2012 (unaudited)

PORTFOLIO COMPOSITION	VALUE		PERCENT OF TOTAL INVESTMENTS
Common Stocks	$79,515,712		61.6%
U.S. Treasury Securities	17,973,390		13.9
Investment Company	17,766,564		13.8
Corporate Bonds	9,566,445		7.4
U.S. Agency Securities	2,084,163		1.6
Asset-Backed Securities	1,024,373		0.8
Municipal Bonds	587,666		0.5
Sovereign	535,845		0.4
Agency Fixed Rate Mortgages	3,413		0.0 +
	$129,057,571	++	100.0%

  +  Amount is less than 0.05%.

  ++  Does not include open long/short futures contracts with an underlying face amount of $1,457,719 with total unrealized depreciation of $2,530 and open swap agreements with net unrealized depreciation of $7,664.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series

Financial Statements

Statements of Assets and Liabilities
June 30, 2012 (unaudited)

	Money Market		Limited Duration	Income Plus		Global Infrastructure
Assets:
Investments in securities, at value*	$98,300,683	(1)	$52,161,204	$183,253,497		$70,541,269
Investment in affiliates, at value**	—		1,790,136	6,471,174		1,092,962
Total investments in securities, at value	98,300,683		53,951,340	189,724,671		71,634,231
Unrealized appreciation on open swap agreements	—		—	—		—
Cash	9,269		—	5,063	(2)	147,960	(2)
Receivable for:
Interest	18,051		354,748	2,240,158		—
Dividends	—		—	11,604		652,243
Investments sold	—		324,229	192,533		254,559
Foreign withholding taxes reclaimed	—		148	6,107		32,201
Variation margin	—		—	43,916		—
Shares of beneficial interest sold	54,929		—	—		—
Interest and dividends from affiliates	—		11,973	22,075		47
Prepaid expenses and other assets	4,830		2,302	6,561		4,083
Total Assets	98,387,762		54,644,740	192,252,688		72,725,324
Liabilities:
Unrealized depreciation on open swap agreements	—		—	223,864		—
Unrealized depreciation on open foreign currency exchange contracts	—		—	10,642		—
Payable for:
Investments purchased	1,000,000		209,057	941,858		197,506
Shares of beneficial interest redeemed	25,642		93,456	193,303		97,013
Advisory fee	9,540		13,389	65,571		32,647
Distribution fee (Class Y)	—		8,799	20,996		2,900
Administration fee	3,897		3,593	12,532		4,590
Variation margin	—		8,352	—		—
Transfer agent fee	251		217	257		258
Accrued expenses and other payables	52,606		43,953	62,330		46,624
Total Liabilities	1,091,936		380,816	1,531,353		381,538
Net Assets	$97,295,826		$54,263,924	$190,721,335		$72,343,786
Composition of Net Assets:
Paid-in-capital	$97,297,773		$88,256,023	$190,595,982		$55,826,367
Net unrealized appreciation (depreciation)	—		886,199	12,240,951		13,106,001
Accumulated undistributed net investment income (net investment loss)	61		406,163	4,193,887		1,039,819
Accumulated net realized gain (loss)	(2,008)		(35,284,461)	(16,309,485)		2,371,599
Net Assets	$97,295,826		$54,263,924	$190,721,335		$72,343,786
* Cost	$98,300,683		$51,286,079	$171,209,949		$57,439,296
** Affiliated Cost	$—		$1,784,767	$5,955,988		$1,092,962
Class X Shares:
Net Assets	$46,494,505		$11,593,169	$88,523,257		$57,680,075
Shares Outstanding (unlimited shares authorized, $0.01 par value)	46,495,365		1,525,556	7,920,029		6,956,170
Net Asset Value Per Share	$1.00		$7.60	$11.18		$8.29
Class Y Shares:
Net Assets	$50,801,321		$42,670,755	$102,198,078		$14,663,711
Shares Outstanding (unlimited shares authorized, $0.01 par value)	50,802,414		5,624,114	9,164,757		1,772,720
Net Asset Value Per Share	$1.00		$7.59	$11.15		$8.27

(1)  Including repurchase agreements of $53,208,000.

(2)  Including foreign currency valued at $5,063, $147,960, and $111,874, respectively with a cost of $4,955, $147,505, and $111,183, respectively.

See Notes to Financial Statements

	European Equity		Multi Cap Growth	Aggressive Equity	Strategist
Assets:
Investments in securities, at value*	$48,020,065		$216,011,685	$27,309,941	$111,130,098
Investment in affiliates, at value**	1,158,271		6,673,526	1,038,390	17,927,473
Total investments in securities, at value	49,178,336		222,685,211	28,348,331	129,057,571
Unrealized appreciation on open swap agreements	—		—	—	213,632
Cash	111,874	(2)	781,230	—	—
Receivable for:
Interest	—		—	—	281,990
Dividends	132,802		90,429	11,237	125,995
Investments sold	17,783		—	—	—
Foreign withholding taxes reclaimed	116,521		—	—	140
Variation margin	—		—	—	23,075
Shares of beneficial interest sold	—		—	—	—
Interest and dividends from affiliates	126		1,533	206	4,497
Prepaid expenses and other assets	5,423		10,146	3,982	5,889
Total Assets	49,562,865		223,568,549	28,363,756	129,712,789
Liabilities:
Unrealized depreciation on open swap agreements	—		—	—	221,296
Unrealized depreciation on open foreign currency exchange contracts	8,551		—	—	—
Payable for:
Investments purchased	—		209,392	26,621	—
Shares of beneficial interest redeemed	22,642		40,558	18,841	72,502
Advisory fee	26,091		74,070	15,026	41,945
Distribution fee (Class Y)	2,210		9,704	3,205	7,473
Administration fee	3,132		14,318	1,812	8,377
Variation margin	—		—	—	—
Transfer agent fee	260		297	216	260
Accrued expenses and other payables	54,722		65,980	31,769	58,037
Total Liabilities	117,608		414,319	97,490	409,890
Net Assets	$49,445,257		$223,154,230	$28,266,266	$129,302,899
Composition of Net Assets:
Paid-in-capital	$58,452,257		$164,611,612	$21,186,003	$125,565,408
Net unrealized appreciation (depreciation)	5,139,400		49,301,897	5,745,475	7,760,278
Accumulated undistributed net investment income (net investment loss)	1,738,381		599,171	(15,096)	1,240,192
Accumulated net realized gain (loss)	(15,884,781)		8,641,550	1,349,884	(5,262,979)
Net Assets	$49,445,257		$223,154,230	$28,266,266	$129,302,899
* Cost	$42,865,159		$166,709,558	$21,564,436	$103,377,763
** Affiliated Cost	$1,158,271		$6,673,526	$1,038,390	$17,909,336
Class X Shares:
Net Assets	$38,275,654		$174,814,313	$12,254,377	$92,405,250
Shares Outstanding (unlimited shares authorized, $0.01 par value)	2,697,665		4,360,608	673,229	8,818,445
Net Asset Value Per Share	$14.19		$40.09	$18.20	$10.48
Class Y Shares:
Net Assets	$11,169,603		$48,339,917	$16,011,889	$36,897,649
Shares Outstanding (unlimited shares authorized, $0.01 par value)	788,971		1,217,711	904,280	3,528,209
Net Asset Value Per Share	$14.16		$39.70	$17.71	$10.46

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Operations
For the six months ended June 30, 2012 (unaudited)

	Money Market	Limited Duration	Income Plus	Global Infrastructure
Net Investment Income:
Income
Dividends†	—	—	$34,749	$1,419,426
Interest†	$135,514	$605,879	4,723,447	28
Interest and dividends from affiliates (Note 6)	—	20,296	135,213	636
Income from securities loaned - net	—	—	—	—
Total Income	135,514	626,175	4,893,409	1,420,090
†Net of foreign withholding taxes	—	295	—	78,878
Expenses
Advisory fee (Note 4)	229,892	83,425	406,022	206,207
Distribution fee (Class Y shares) (Note 5)	67,140	54,369	128,994	18,053
Professional fees	26,189	25,500	29,379	28,614
Administration fee (Note 4)	25,544	22,247	77,338	28,941
Shareholder reports and notices	15,951	9,451	18,986	8,459
Custodian fees	11,076	6,284	10,558	17,443
Trustees' fees and expenses	3,188	1,441	3,614	1,697
Transfer agent fees and expenses	1,508	1,259	1,507	1,508
Other	4,557	12,930	21,415	8,396
Total Expenses	385,045	216,906	697,813	319,318
Less: amounts waived (Note 5)	(254,657)	—	—	—
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	—	(783)	(3,823)	(639)
Net Expenses	130,388	216,123	693,990	318,679
Net Investment Income	5,126	410,052	4,199,419	1,101,411
Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	3	116,834	3,855,068	2,630,126
Investments in affiliates (Note 6)	—	13,129	333,108	—
Futures contracts	—	66,926	(490,301)	—
Swap agreements	—	(279,311)	(90,725)	—
Foreign currency exchange contracts	—	—	41,819	—
Foreign currency translation	—	—	610	8,065
Net Realized Gain (Loss)	3	(82,422)	3,649,579	2,638,191
Change in Unrealized Appreciation/Depreciation on:
Investments	—	359,706	4,423,208	1,203,538
Investments in affiliates (Note 6)	—	8,570	(47,785)	—
Futures contracts	—	(21,893)	125,403	—
Swap agreements	—	270,993	(212,964)	—
Foreign currency exchange contracts	—	—	(10,642)	—
Foreign currency translation	—	—	118	5,120
Net Change in Unrealized Appreciation/Depreciation	—	617,376	4,277,338	1,208,658
Net Gain	3	534,954	7,926,917	3,846,849
Net Increase	$5,129	$945,006	$12,126,336	$4,948,260

See Notes to Financial Statements

	European Equity	Multi Cap Growth	Aggressive Equity	Strategist
Net Investment Income:
Income
Dividends†	$1,827,134	$1,570,002	$197,829	$1,205,449
Interest†	—	—	—	465,442
Interest and dividends from affiliates (Note 6)	424	5,044	716	27,943
Income from securities loaned - net	45,411	—	—	—
Total Income	1,872,969	1,575,046	198,545	1,698,834
†Net of foreign withholding taxes	135,341	45,414	5,769	—
Expenses
Advisory fee (Note 4)	229,449	495,788	99,047	279,816
Distribution fee (Class Y shares) (Note 5)	14,783	65,218	20,888	48,159
Professional fees	33,462	31,696	27,614	32,717
Administration fee (Note 4)	21,099	94,436	11,827	53,298
Shareholder reports and notices	11,811	28,819	7,023	19,420
Custodian fees	9,389	9,226	4,309	11,951
Trustees' fees and expenses	1,447	4,255	1,244	2,717
Transfer agent fees and expenses	1,510	1,755	1,257	1,510
Other	8,529	9,364	8,202	20,985
Total Expenses	331,479	740,557	181,411	470,573
Less: amounts waived (Note 5)	(52,961)	—	—	—
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(405)	(5,174)	(798)	(18,042)
Net Expenses	278,113	735,383	180,613	452,531
Net Investment Income	1,594,856	839,663	17,932	1,246,303
Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	(979,612)	9,305,031	1,350,122	(3,702,220)
Investments in affiliates (Note 6)	—	—	—	(907,033)
Futures contracts	—	—	—	33,536
Swap agreements	—	—	—	(100,127)
Foreign currency exchange contracts	(63,191)	—	—	4,044
Foreign currency translation	(261,530)	(1,145)	(104)	(594)
Net Realized Gain (Loss)	(1,304,333)	9,303,886	1,350,018	(4,672,394)
Change in Unrealized Appreciation/Depreciation on:
Investments	1,336,740	12,333,203	1,381,489	8,143,446
Investments in affiliates (Note 6)	—	—	—	998,890
Futures contracts	—	—	—	493
Swap agreements	—	—	—	41,792
Foreign currency exchange contracts	138,593	—	—	4,074
Foreign currency translation	(647)	3,220	244	3,175
Net Change in Unrealized Appreciation/Depreciation	1,474,686	12,336,423	1,381,733	9,191,870
Net Gain	170,353	21,640,309	2,731,751	4,519,476
Net Increase	$1,765,209	$22,479,972	$2,749,683	$5,765,779

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets

	Money Market		Limited Duration		Income Plus
	For The Six Months Ended June 30, 2012	For The Year Ended December 31, 2011	For The Six Months Ended June 30, 2012	For The Year Ended December 31, 2011	For The Six Months Ended June 30, 2012	For The Year Ended December 31, 2011
	(unaudited)		(unaudited)		(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$5,126	$12,040	$410,052	$1,217,838	$4,199,419	$10,385,354
Net realized gain (loss)	3	(2,034)	(82,422)	340,336	3,649,579	5,672,980
Net change in unrealized appreciation/depreciation	—	—	617,376	74,923	4,277,338	(5,677,427)
Net Increase (Decrease)	5,129	10,006	945,006	1,633,097	12,126,336	10,380,907
Dividends and Distributions to Shareholders from:
Net investment income
Class X Shares	(2,430)	(5,521)	(347,237)	(456,806)	(5,085,206)	(5,809,741)
Class Y Shares	(2,693)	(6,188)	(1,155,973)	(1,462,462)	(5,615,046)	(6,427,424)
Net realized gain
Class X Shares	—	—	—	—	—	—
Class Y Shares	—	—	—	—	—	—
Total Dividends and Distributions	(5,123)	(11,709)	(1,503,210)	(1,919,268)	(10,700,252)	(12,237,165)
Net increase (decrease) from transactions in shares of beneficial interest	(9,984,288)	(19,788,308)	(1,955,320)	(11,618,059)	(4,528,699)	(35,004,480)
Net Decrease	(9,984,282)	(19,790,011)	(2,513,524)	(11,904,230)	(3,102,615)	(36,860,738)
Net Assets:
Beginning of period	107,280,108	127,070,119	56,777,448	68,681,678	193,823,950	230,684,688
End of Period	$97,295,826	$107,280,108	$54,263,924	$56,777,448	$190,721,335	$193,823,950
Accumulated Undistributed Net Investment Income	$61	$58	$406,163	$1,499,321	$4,193,887	$10,694,720

See Notes to Financial Statements

	Global Infrastructure		European Equity
	For The Six Months Ended June 30, 2012	For The Year Ended December 31, 2011	For The Six Months Ended June 30, 2012	For The Year Ended December 31, 2011
	(unaudited)		(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,101,411	$1,821,472	$1,594,856	$1,640,380
Net realized gain (loss)	2,638,191	6,272,022	(1,304,333)	1,393,180
Net change in unrealized appreciation/depreciation	1,208,658	3,163,169	1,474,686	(8,877,969)
Net Increase (Decrease)	4,948,260	11,256,663	1,765,209	(5,844,409)
Dividends and Distributions to Shareholders from:
Net investment income
Class X Shares	(1,393,488)	(1,548,002)	(1,129,845)	(1,159,573)
Class Y Shares	(317,994)	(341,922)	(291,780)	(329,209)
Net realized gain
Class X Shares	(5,078,266)	(3,167,474)	—	—
Class Y Shares	(1,294,994)	(781,261)	—	—
Total Dividends and Distributions	(8,084,742)	(5,838,659)	(1,421,625)	(1,488,782)
Net increase (decrease) from transactions in shares of beneficial interest	2,009,444	(9,143,834)	(3,747,985)	(12,462,693)
Net Decrease	(1,127,038)	(3,725,830)	(3,404,401)	(19,795,884)
Net Assets:
Beginning of period	73,470,824	77,196,654	52,849,658	72,645,542
End of Period	$72,343,786	$73,470,824	$49,445,257	$52,849,658
Accumulated Undistributed Net Investment Income	$1,039,819	$1,649,890	$1,738,381	$1,565,150

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued

	Multi Cap Growth		Aggressive Equity
	For The Six Months Ended June 30, 2012	For The Year Ended December 31, 2011	For The Six Months Ended June 30, 2012	For The Year Ended December 31, 2011
	(unaudited)		(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$839,663	$(64,872)	$17,932	$(188,722)
Net realized gain (loss)	9,303,886	32,645,551	1,350,018	4,222,056
Net change in unrealized appreciation/depreciation	12,336,423	(48,028,545)	1,381,733	(6,086,619)
Net Increase (Decrease)	22,479,972	(15,447,866)	2,749,683	(2,053,285)
Dividends and Distributions to Shareholders from:
Net investment income
Class X Shares	—	(327,521)	—	—
Class Y Shares	—	—	—	—
Net realized gain
Class X Shares	(3,819,990)	—	(939,227)	—
Class Y Shares	(1,066,481)	—	(1,257,234)	—
Total Dividends and Distributions	(4,886,471)	(327,521)	(2,196,461)	—
Net decrease from transactions in shares of beneficial interest	(17,401,532)	(49,118,412)	(185,334)	(4,238,872)
Net Increase (Decrease)	191,969	(64,893,799)	367,888	(6,292,157)
Net Assets:
Beginning of period	222,962,261	287,856,060	27,898,378	34,190,535
End of Period	$223,154,230	$222,962,261	$28,266,266	$27,898,378
Accumulated Undistributed Net Investment Income (Loss)	$599,171	$(240,492)	$(15,096)	$(33,028)

See Notes to Financial Statements

	Strategist
	For The Six Months Ended June 30, 2012	For The Year Ended December 31, 2011
	(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,246,303	$2,351,102
Net realized gain (loss)	(4,672,394)	1,769,803
Net change in unrealized appreciation/depreciation	9,191,870	(16,475,705)
Net Increase (Decrease)	5,765,779	(12,354,800)
Dividends and Distributions to Shareholders from:
Net investment income
Class X Shares	(1,835,044)	(2,406,851)
Class Y Shares	(615,244)	(860,346)
Net realized gain
Class X Shares	(1,393,988)	(12,604,023)
Class Y Shares	(559,117)	(5,258,076)
Total Dividends and Distributions	(4,403,393)	(21,129,296)
Net decrease from transactions in shares of beneficial interest	(9,071,816)	(14,118,840)
Net Increase (Decrease)	(7,709,430)	(47,602,936)
Net Assets:
Beginning of period	137,012,329	184,615,265
End of Period	$129,302,899	$137,012,329
Accumulated Undistributed Net Investment Income (Loss)	$1,240,192	$2,444,177

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest

	Money Market		Limited Duration		Income Plus
	For The Six Months Ended June 30, 2012	For The Year Ended December 31, 2011	For The Six Months Ended June 30, 2012	For The Year Ended December 31, 2011	For The Six Months Ended June 30, 2012	For The Year Ended December 31, 2011
	(unaudited)		(unaudited)		(unaudited)
Class X Shares
Shares
Sold	4,456,358	9,528,528	22,478	37,891	64,655	120,523
Reinvestment of dividends and distributions	2,430	5,521	45,689	59,870	454,849	529,120
Redeemed	(9,395,451)	(18,033,730)	(192,120)	(375,310)	(761,033)	(1,931,499)
Net Increase (Decrease) - Class X	(4,936,663)	(8,499,681)	(123,953)	(277,549)	(241,529)	(1,281,856)
Amount
Sold	$4,456,358	$9,528,528	$175,465	$292,242	$741,686	$1,351,724
Reinvestment of dividends and distributions	2,430	5,521	347,237	456,806	5,085,206	5,809,741
Redeemed	(9,395,451)	(18,033,730)	(1,495,343)	(2,907,547)	(8,823,934)	(21,828,131)
Net Increase (Decrease) - Class X	$(4,936,663)	$(8,499,681)	$(972,641)	$(2,158,499)	$(2,997,042)	$(14,666,666)
Class Y Shares
Shares
Sold	3,821,547	14,834,425	123,068	159,097	157,677	238,653
Reinvestment of dividends and distributions	2,693	6,188	152,302	191,924	503,592	586,444
Redeemed	(8,871,865)	(26,129,240)	(398,590)	(1,571,630)	(776,545)	(2,627,052)
Net Increase (Decrease) - Class Y	(5,047,625)	(11,288,627)	(123,220)	(1,220,609)	(115,276)	(1,801,955)
Amount
Sold	$3,821,547	$14,834,425	$955,368	$1,222,848	$1,823,289	$2,668,015
Reinvestment of dividends and distributions	2,693	6,188	1,155,973	1,462,462	5,615,046	6,427,424
Redeemed	(8,871,865)	(26,129,240)	(3,094,020)	(12,144,870)	(8,969,992)	(29,433,253)
Net Increase (Decrease) - Class Y	$(5,047,625)	$(11,288,627)	$(982,679)	$(9,459,560)	$(1,531,657)	$(20,337,814)

See Notes to Financial Statements

	Global Infrastructure		European Equity
	For The Six Months Ended June 30, 2012	For The Year Ended December 31, 2011	For The Six Months Ended June 30, 2012	For The Year Ended December 31, 2011
	(unaudited)		(unaudited)
Class X Shares
Shares
Sold	11,124	41,008	4,912	10,124
Reinvestment of dividends and distributions	780,670	560,033	79,623	68,170
Redeemed	(598,153)	(1,394,386)	(289,814)	(590,445)
Net Increase (Decrease) - Class X	193,641	(793,345)	(205,279)	(512,151)
Amount
Sold	$100,023	$350,997	$72,607	$152,977
Reinvestment of dividends and distributions	6,471,754	4,715,476	1,129,845	1,159,573
Redeemed	(5,395,256)	(11,775,763)	(4,371,015)	(9,410,517)
Net Increase (Decrease) - Class X	$1,176,521	$(6,709,290)	$(3,168,563)	$(8,097,967)
Class Y Shares
Shares
Sold	31,775	37,827	1,179	4,450
Reinvestment of dividends and distributions	195,041	133,712	20,606	19,411
Redeemed	(118,680)	(456,268)	(59,000)	(312,722)
Net Increase (Decrease) - Class Y	108,136	(284,729)	(37,215)	(288,861)
Amount
Sold	$283,079	$315,142	$17,254	$67,572
Reinvestment of dividends and distributions	1,612,988	1,123,183	291,780	329,209
Redeemed	(1,063,144)	(3,872,869)	(888,456)	(4,761,507)
Net Increase (Decrease) - Class Y	$832,923	$(2,434,544)	$(579,422)	$(4,364,726)

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest

	Multi Cap Growth		Aggressive Equity
	For The Six Months Ended June 30, 2012	For The Year Ended December 31, 2011	For The Six Months Ended June 30, 2012	For The Year Ended December 31, 2011
	(unaudited)		(unaudited)
Class X Shares
Shares
Sold	10,168	23,630	4,494	22,589
Reinvestment of dividends and distributions	95,285	7,793	51,606	—
Redeemed	(389,233)	(891,278)	(55,568)	(145,437)
Net Increase (Decrease) - Class X	(283,780)	(859,855)	532	(122,848)
Amount
Sold	$420,331	$952,101	$87,778	$434,357
Reinvestment of dividends and distributions	3,819,990	327,521	939,227	—
Redeemed	(16,364,688)	(36,256,926)	(1,108,749)	(2,852,868)
Net Decrease - Class X	$(12,124,367)	$(34,977,304)	$(81,744)	$(2,418,511)
Class Y Shares
Shares
Sold	7,496	44,490	3,750	154,196
Reinvestment of dividends and distributions	26,864	—	70,990	—
Redeemed	(159,331)	(394,005)	(73,256)	(241,830)
Net Increase (Decrease) - Class Y	(124,971)	(349,515)	1,484	(87,634)
Amount
Sold	$291,021	$1,698,262	$73,607	$2,809,245
Reinvestment of dividends and distributions	1,066,481	—	1,257,234	—
Redeemed	(6,634,667)	(15,839,370)	(1,434,431)	(4,629,606)
Net Decrease - Class Y	$(5,277,165)	$(14,141,108)	$(103,590)	$(1,820,361)

See Notes to Financial Statements

	Strategist
	For The Six Months Ended June 30, 2012	For The Year Ended December 31, 2011
	(unaudited)
Class X Shares
Shares
Sold	38,329	33,714
Reinvestment of dividends and distributions	308,114	1,314,437
Redeemed	(869,160)	(1,905,781)
Net Increase (Decrease) - Class X	(522,717)	(557,630)
Amount
Sold	$409,253	$381,164
Reinvestment of dividends and distributions	3,229,032	15,010,874
Redeemed	(9,297,974)	(22,742,640)
Net Decrease - Class X	$(5,659,689)	$(7,350,602)
Class Y Shares
Shares
Sold	22,295	11,243
Reinvestment of dividends and distributions	112,272	537,175
Redeemed	(451,758)	(1,070,631)
Net Increase (Decrease) - Class Y	(317,191)	(522,213)
Amount
Sold	$237,038	$130,345
Reinvestment of dividends and distributions	1,174,361	6,118,422
Redeemed	(4,823,526)	(13,017,005)
Net Decrease - Class Y	$(3,412,127)	$(6,768,238)

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2012 (unaudited)

1. Organization and Accounting Policies

Morgan Stanley Variable Investment Series (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund is offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer.

The Fund, organized on February 25, 1983 as a Massachusetts business trust, consists of eight Portfolios
("Portfolios") which commenced operations as follows:

PORTFOLIO	COMMENCEMENT OF OPERATIONS	PORTFOLIO	COMMENCEMENT OF OPERATIONS
Money Market	March 9, 1984	European Equity	March 1, 1991

Limited Duration	May 4, 1999	Multi Cap Growth	March 9, 1984

Income Plus	March 1, 1987	Aggressive Equity	May 4, 1999

Global Infrastructure	March 1, 1990	Strategist	March 1, 1987

On June 5, 2000, the Fund commenced offering one additional class of shares (Class Y shares). The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after June 5, 2000.

The investment objectives of each Portfolio are as follows:

Money Market	Seeks high current income, preservation of capital and liquidity.

Limited Duration	Seeks to provide a high level of current income, consistent with the preservation of capital.

Income Plus	Seeks, as its primary objective, to provide a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective.

Global Infrastructure	Seeks both capital appreciation and current income.

European Equity	Seeks to maximize the capital appreciation of its investments.

Multi Cap Growth	Seeks, as its primary objective, growth of capital and, as a secondary objective, income, but only when consistent with its primary objective.

Aggressive Equity	Seeks long-term capital growth.

Strategist	Seeks high total investment return.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

The following is a summary of significant policies:

A. Valuation of Investments — Money Market: Portfolio securities are valued at amortized cost, which approximates fair value, in accordance with Rule 2a-7 under the Act. All remaining Portfolios: (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other domestic exchange is valued at its latest sales price (or at the exchange official closing price if such exchange reports an official closing price) prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other domestic securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked prices. In cases where a security is traded on more than one domestic exchange, the security is valued on the exchange designated as the primary market; (4) swaps are marked-to-market daily based upon quotations from market makers; (5) for equity securities traded on foreign exchanges, the latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price) or the mean between the last reported bid and asked prices may be used if there were no sales on a particular day or the latest bid price may be used if only bid prices are available; (6) futures are valued at the latest price published by the commodities exchange on which they trade; (7) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited or Morgan Stanley Investment Management Company (each, a "Sub-Adviser"), each a wholly owned subsidiary of Morgan Stanley, determines that the latest sale price, the bid price or the mean between the last reported bid and ask price do not reflect a security's fair value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Trustees (the "Trustees"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (8) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The prices provided by a pricing service take into account broker-dealer market price quotations for trading in similar groups of securities, security quality, maturity, coupon and

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

other security characteristics as well as any developments related to the specific securities; (9) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (10) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and adhoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily as earned except where collection is not expected.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income.

C. Repurchase Agreements — The Fund invests directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization.

D. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency exchange contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gains/losses on foreign currency exchange contracts and foreign currency translations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities held.

F. Dividends and Distributions to Shareholders — The Fund records dividends and distributions to its shareholders on the ex-dividend date.

G. Expenses — Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

H. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

I. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

The following is a summary of the inputs used to value each Portfolio's investments as of June 30, 2012.

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Money Market
Assets:
Repurchase Agreements	$—	$53,208,000	$—	$53,208,000
Commercial Paper	—	16,491,974	—	16,491,974
Certificates of Deposit	—	12,999,990	—	12,999,990
Floating Rate Notes	—	12,600,719	—	12,600,719
Tax-Exempt Instruments	—	3,000,000	—	3,000,000
Total Assets	$—	$98,300,683	$—	$98,300,683
Limited Duration
Assets:
Fixed Income Securities
Corporate Bonds	$—	$29,769,272	$—	$29,769,272
U.S. Treasury Securities	—	9,218,445	—	9,218,445
Asset-Backed Securities	—	8,729,883	—	8,729,883
Non-U.S. Government — Guaranteed	—	2,472,129	—	2,472,129
Agency Adjustable Rate Mortgages	—	1,945,048	—	1,945,048
Agency Fixed Rate Mortgages	—	356,204	—	356,204
Collateralized Mortgage Obligation — Agency Collateral Series	—	332,012	—	332,012
Municipal Bond	—	301,158	—	301,158
Sovereign	—	211,200	—	211,200
Total Fixed Income Securities	—	53,335,351	—	53,335,351
Short-Term Investments
U.S. Treasury Security	—	384,970	—	384,970
Investment Company	231,019	—	—	231,019
Total Short-Term Investments	231,019	384,970	—	615,989
Futures Contracts	7,844	—	—	7,844
Total Assets	$238,863	$53,720,321	$—	$53,959,184

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Liabilities:
Futures Contracts	$(2,139)	$—	$—	$(2,139)
Total	$236,724	$53,720,321	$—	$53,957,045
Income Plus
Assets:
Corporate Bonds	$—	$183,685,294	$—	$183,685,294
Asset-Backed Securities	—	1,772,058	—	1,772,058
Municipal Bond	—	685,080	—	685,080
Sovereign	—	420,935	—	420,935
Agency Fixed Rate Mortgage	—	1,561	—	1,561
Total Fixed Income Securities	—	186,564,928	—	186,564,928
Convertible Preferred Stocks	575,597	—	—	575,597
Short-Term Investments
U.S. Treasury Securities	—	199,984	—	199,984
Investment Company	2,384,162	—	—	2,384,162
Total Short-Term Investments	2,384,162	199,984	—	2,584,146
Futures	22,909	—	—	22,909
Total Assets	2,982,668	186,764,912	—	189,747,580
Liabilities:
Foreign Currency Exchange Contracts	—	(10,642)	—	(10,642)
Futures	(106,304)	—	—	(106,304)
Interest Rate Swap Agreements	—	(223,864)	—	(223,864)
Total Liabilities	(106,304)	(234,506)	—	(340,810)
Total	$2,876,364	$186,530,406	$—	$189,406,770
Global Infrastructure
Assets:
Common Stocks
Airports	$—	$2,031,636	$—	$2,031,636
Communications	8,093,159	2,759,832	—	10,852,991
Diversified	1,008,076	864,837	—	1,872,913
Oil & Gas Storage & Transportation	23,484,590	12,239,035	—	35,723,625
Ports	—	683,686	—	683,686
Toll Roads	—	4,838,323	—	4,838,323
Transmission & Distribution	4,325,942	7,170,816	—	11,496,758

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Water	$1,133,675	$1,907,662	$—	$3,041,337
Total Common Stocks	38,045,442	32,495,827	—	70,541,269
Short-Term Investment — Investment Company	1,092,962	—	—	1,092,962
Total Assets	$39,138,404	$32,495,827	$—	$71,634,231
European Equity
Assets:
Common Stocks
Aerospace & Defense	$—	$1,423,358	$—	$1,423,358
Automobiles	—	1,056,617	—	1,056,617
Chemicals	—	857,106	—	857,106
Commercial Banks	—	5,545,520	—	5,545,520
Electrical Equipment	—	925,376	—	925,376
Food & Staples Retailing	—	774,749	—	774,749
Food Products	—	2,634,207	—	2,634,207
Health Care Providers & Services	—	1,147,076	—	1,147,076
Hotels, Restaurants & Leisure	—	683,187	—	683,187
Household Products	—	1,176,510	—	1,176,510
Industrial Conglomerates	—	1,323,236	—	1,323,236
Information Technology Services	—	1,020,207	—	1,020,207
Insurance	—	3,163,140	—	3,163,140
Machinery	—	1,565,189	—	1,565,189
Media	—	1,699,056	—	1,699,056
Metals & Mining	—	2,565,322	—	2,565,322
Oil, Gas & Consumable Fuels	—	7,020,526	—	7,020,526
Pharmaceuticals	—	6,478,624	—	6,478,624
Professional Services	—	967,304	—	967,304
Tobacco	—	3,250,434	—	3,250,434
Wireless Telecommunication Services	—	2,743,321	—	2,743,321
Total Common Stocks	—	48,020,065	—	48,020,065
Short-Term Investment — Investment Company	1,158,271	—	—	1,158,271
Total Assets	1,158,271	48,020,065	—	49,178,336
Liabilities:
Foreign Currency Exchange Contracts	—	(8,551)	—	(8,551)
Total	$1,158,271	$48,011,514	$—	$49,169,785

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Multi Cap Growth
Assets:
Common Stocks
Air Transport	$3,594,373	$—	$—	$3,594,373
Alternative Energy	7,975,911	—	—	7,975,911
Beverage: Brewers & Distillers	2,936,279	—	—	2,936,279
Biotechnology	5,190,640	—	—	5,190,640
Chemicals: Diversified	6,785,973	—	—	6,785,973
Commercial Finance & Mortgage Companies	3,217,770	—	—	3,217,770
Commercial Services	4,513,408	5,610,298	—	10,123,706
Communications Technology	7,548,892	—	—	7,548,892
Computer Services, Software & Systems	34,810,722	—	9,354,930	44,165,652
Computer Technology	24,099,250	—	—	24,099,250
Consumer Lending	6,745,014	—	—	6,745,014
Diversified Retail	32,802,983	—	—	32,802,983
Financial Data & Systems	11,779,876	—	—	11,779,876
Foods	1,509,857	—	—	1,509,857
Health Care Services	9,640,768	—	—	9,640,768
Insurance: Property-Casualty	4,108,926	—	—	4,108,926
Medical Equipment	7,716,510	—	—	7,716,510
Metals & Minerals: Diversified	2,033,264	2,205,188	—	4,238,452
Real Estate Investment Trusts (REIT)	8,090,335	—	—	8,090,335
Recreational Vehicles & Boats	—	7,459,093	—	7,459,093
Wholesale & International Trade	—	3,966,277	—	3,966,277
Total Common Stocks	185,100,751	19,240,856	9,354,930	213,696,537
Convertible Preferred Stocks	—	—	2,315,148	2,315,148
Short-Term Investment — Investment Company	6,673,526	—	—	6,673,526
Total Assets	$191,774,277	$19,240,856	$11,670,078	$222,685,211

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

Multi Cap Growth

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2012.

	Fair Value at June 30, 2012	Valuation Technique(s)	Unobservable Input	Range				Weighted Average		Impact to Valuation from an Increase in Input
Common Stocks
Computer Services, Software & Systems	$9,354,930	Adjusted Stock Price	Discount for Illiquidity	8.3%		8.3%		8.3%		Decrease
Convertible Preferred Stocks
Alternative Energy	$1,940,739	Market Transaction	Purchase Price of
			Preferred	—		—		—		—
		Discounted cash flow	Weighted average cost of capital	22.5%		27.5%		24.2%		Decrease
			Perpetual growth rate	2.5%		3.5%		3.0%		Increase
		Market Comparable Companies	Enterprise Value / Revenue	2.6	x	3.4	x	3.1	x	Increase
			Discount for lack of marketability	15%		15%		15%		Decrease
Computer Services,
Software & Systems	$374,409	Market Transaction	Purchase Price of
			Preferred	—		—		—		—
		Discounted cash flow	Weighted average cost of capital	13%		18%		15%		Decrease
			Perpetual growth rate	2.0%		3.0%		2.5%		Increase
		Market Comparable Companies	Enterprise Value / Revenue	6.7	x	15.7	x	9.6	x	Increase
			Discount for lack of marketability	N/A		N/A		N/A		Decrease
		Merger & Acquisition Transactions	Enterprise Value / Revenue	8.7	x	10.8	x	9.4	x	Increase
			Discount for lack of control	25%		25%		25%		Decrease

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Aggressive Equity
Assets:
Common Stocks
Air Transport	$454,731	$—	$—	$454,731
Alternative Energy	1,008,997	—	—	1,008,997
Beverage: Brewers & Distillers	371,475	—	—	371,475
Biotechnology	656,661	—	—	656,661
Chemicals: Diversified	858,511	—	—	858,511
Commercial Finance & Mortgage Companies	407,086	—	—	407,086
Commercial Services	570,975	709,509	—	1,280,484
Communications Technology	955,032	—	—	955,032
Computer Services, Software & Systems	4,470,983	—	1,119,004	5,589,987
Computer Technology	3,046,493	—	—	3,046,493
Consumer Lending	853,327	—	—	853,327
Diversified Retail	4,149,248	—	—	4,149,248
Financial Data & Systems	1,490,258	—	—	1,490,258
Foods	191,015	—	—	191,015
Health Care Services	1,219,693	—	—	1,219,693
Insurance: Property-Casualty	517,959	—	—	517,959
Medical Equipment	976,332	—	—	976,332
Metals & Minerals: Diversified	257,221	278,980	—	536,201
Real Estate Investment Trusts (REIT)	1,023,518	—	—	1,023,518
Recreational Vehicles & Boats	—	943,662	—	943,662
Wholesale & International Trade	—	500,636	—	500,636
Total Common Stocks	23,479,515	2,432,787	1,119,004	27,031,306
Convertible Preferred Stocks	—	—	278,635	278,635
Short-Term Investment — Investment Company	1,038,390	—	—	1,038,390
Total Assets	$24,517,905	$2,432,787	$1,397,639	$28,348,331

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

Aggressive Equity

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2012.

	Fair Value at June 30, 2012	Valuation Technique(s)	Unobservable Input	Range				Weighted Average		Impact to Valuation from an Increase in Input
Common Stocks
Computer Services, Software & Systems	$1,119,004	Adjusted Stock Price	Discount for Illiquidity	8.3%		8.3%		8.3%		Decrease
Convertible Preferred Stocks
Alternative Energy	$234,705	Market Transaction	Purchase Price of
			Preferred	—		—		—		—
		Discounted cash flow	Weighted average cost of capital	22.5%		27.5%		24.2%		Decrease
			Perpetual growth rate	2.5%		3.5%		3.0%		Increase
		Market Comparable Companies	Enterprise Value / Revenue	2.6	x	3.4	x	3.1	x	Increase
			Discount for lack of marketability	15%		15%		15%		Decrease
Computer Services,
Software & Systems	$43,930	Market Transaction	Purchase Price of
			Preferred	—		—		—		—
		Discounted cash flow	Weighted average cost of capital	13%		18%		15%		Decrease
			Perpetual growth rate	2.0%		3.0%		2.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	6.7	x	15.7	x	9.6	x	Increase
			Discount for lack of marketability	N/A		N/A		N/A		Decrease
		Merger & Acquisition Transactions	Enterprise Value/ Revenue	8.7	x	10.8	x	9.4	x	Increase
			Discount for lack of control	25%		25%		25%		Decrease

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

Investment Type	Level 1 Unadjusted Quoted Prices		Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Strategist
Assets:
Common Stocks
Aerospace & Defense	$2,955,696		$—	$—	$2,955,696
Auto Components	1,251,938		—	—	1,251,938
Chemicals	2,390,444		—	—	2,390,444
Commercial Services & Supplies	162,586		—	—	162,586
Computers & Peripherals	806,713		—	—	806,713
Diversified Financial Services	2,552,730		—	—	2,552,730
Diversified Telecommunication Services	4,644,343		—	—	4,644,343
Food & Staples Retailing	1,403,902		—	—	1,403,902
Food Products	2,444,421		—	—	2,444,421
Hotels, Restaurants & Leisure	6,635,410		—	—	6,635,410
Industrial Conglomerates	5,827,897		—	—	5,827,897
Information Technology Services	2,601,214		—	—	2,601,214
Insurance	3,280,541		—	—	3,280,541
Machinery	2,249,147		—	—	2,249,147
Media	2,863,630		—	—	2,863,630
Multi-Utilities	2,484,082		—	—	2,484,082
Oil, Gas & Consumable Fuels	8,275,159		—	—	8,275,159
Paper & Forest Products	1,370,513		—	—	1,370,513
Pharmaceuticals	7,674,725		—	—	7,674,725
Road & Rail	2,326,066		—	—	2,326,066
Semiconductors & Semiconductor Equipment	2,233,403		—	—	2,233,403
Software	3,030,245		—	—	3,030,245
Specialty Retail	3,778,452		—	—	3,778,452
Textiles, Apparel & Luxury Goods	2,229,949		—	—	2,229,949
Tobacco	4,042,506		—	—	4,042,506
Total Common Stocks	79,515,712		—	—	79,515,712
Fixed Income Securities
Corporate Bonds	—		9,566,445	—	9,566,445
Sovereign	—		535,845	—	535,845
Municipal Bonds	—		587,666	—	587,666
Agency Fixed Rate Mortgages	—		3,413	—	3,413
Asset-Backed Securities	—		1,024,373	—	1,024,373
U.S. Treasury Securities	—		17,873,398	—	17,873,398
U.S. Agency Securities	—		2,084,163	—	2,084,163
Total Fixed Income Securities		$—	$31,675,303	$—	$31,675,303

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Short-Term Investments
U.S. Treasury Security	$—	$99,992	$—	$99,992
Investment Company	17,766,564	—	—	17,766,564
Total Short-Term Investments	17,766,564	99,992	—	17,866,556
Interest Rate Swap Agreements	—	213,632	—	213,632
Total Assets	97,282,276	31,988,927	—	129,271,203
Liabilities:
Futures	(2,530)	—	—	(2,530)
Interest Rate Swap Agreements	—	(221,296)	—	(221,296)
Total Liabilities	(2,530)	(221,296)	—	(223,826)
Total	$97,279,746	$31,767,631	$—	$129,047,377

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2012, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification. The values of the transfers were as follows:

GLOBAL INFRASTRUCTURE	EUROPEAN EQUITY	MULTI CAP GROWTH	AGGRESSIVE EQUITY
$32,495,827	$47,342,931	$13,630,558	$1,723,278

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Multi Cap Growth		Aggressive Equity
	Common Stock	Convertible Preferred Stocks	Common Stock	Convertible Preferred Stocks
Beginning Balance	$8,853,246	$3,036,329	$1,058,994	$365,853
Purchases	—	—	—	—
Sales	—	—	—	—
Amortization of discount	—	—	—	—
Transfers in	—	—	—	—
Transfers out	—	—	—	—
Change in unrealized appreciation (depreciation)	501,684	(721,181)	60,010	(87,218)
Realized gains (losses)	—	—	—	—
Ending Balance	$9,354,930	$2,315,148	$1,119,004	$278,635
Net change in unrealized appreciation/ depreciation from investments still held as of June 30, 2012.	$501,684	$(721,181)	$60,010	$(87,218)

3. Derivatives

Certain Portfolios may, but are not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of a Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause the Portfolios to liquidate

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolios to be more volatile than if the Portfolios had not been leveraged. Although the Adviser and/or Sub-Advisers seek to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolios used during the period and their associated risks:

Foreign Currency Exchange Contracts In connection with its investments in foreign securities, certain Portfolios entered into contracts with banks, brokers or dealers to purchase or sell foreign currencies at a future date. A foreign currency exchange contract ("currency contracts") is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the currency contract can be higher or lower than the spot rate between the currencies that are the subject of the currency contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, certain Portfolios may use cross currency hedging or proxy hedging with respect to currencies in which a Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging a Portfolio's currency risks involves the risk of mismatching a Portfolio's objectives under a currency contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which a Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such currency contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the term of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by a Portfolio as unrealized gain or (loss). A Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed a Portfolio's initial investment in such contracts.

Swaps An over-the-counter ("OTC") swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. A small percentage of swap agreements are cleared through a central clearing house. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Portfolio's obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Most swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by a Portfolio or if the reference index, security or investments do not perform as expected.

A Portfolio's use of swaps during the period included those based on the credit of an underlying security and commonly referred to as credit default swaps. Where a Portfolio is the buyer of a credit default swap agreement, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the agreement only in the event of a default by a third party on the debt obligation. If no default occurs, a Portfolio would have paid to the counterparty a periodic stream of payments over the term of the agreement and received no benefit from the agreement. When a Portfolio is the seller of a credit default swap agreement, it receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed upon) value of a referenced debt obligation upon default of the referenced debt obligation. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

When a Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statements of Assets and Liabilities.

FASB ASC 815, Derivatives and Hedging: Overall ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why a Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on a Portfolio's financial position and results of operations.

The following table sets forth the fair value of each Portfolio's derivative contracts by primary risk exposure as of June 30, 2012.

PORTFOLIO	PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		LIABILITIES DERIVATIVES STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Limited Duration	Interest Rate Risk	Variation margin	$7,844	†	Variation margin	$(2,139)†
Income Plus	Interest Rate Risk	Variation margin	$22,909	†	Variation margin	$(106,304)†
		Unrealized appreciation on open swap agreements	—		Unrealized depreciation on open swap agreements	(223,864)
	Currency Risk	Unrealized appreciation on open foreign currency exchange contracts	—		Unrealized depreciation on open foreign currency exchange contracts	(10,642)
		Total	$22,909		Total	$(340,810)
European Equity	Currency Risk	Unrealized appreciation on open foreign currency exchange contracts	$—		Unrealized depreciation on open foreign currency exchange contracts	$(8,551)
Strategist	Interest Rate Risk	Variation margin	$—	†	Variation margin	$(2,530)†
		Unrealized appreciation on open swap agreements	213,632		Unrealized depreciation on open swap agreements	(221,296)
		Total	$213,632		Total	$(223,826)

†  Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day's net variation margin is reported within the Statements of Assets and Liabilities.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

The following tables set forth by primary risk exposure each Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2012 in accordance with ASC 815.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS

PORTFOLIO	PRIMARY RISK EXPOSURE	FUTURES	SWAPS	FOREIGN CURRENCY EXCHANGE
Limited Duration	Interest Rate Risk	$66,926	$(279,311)	$—
Income Plus	Interest Rate Risk	$(490,301)	$(90,725)	$—
	Currency Risk	—	—	41,819
	Total	$(490,301)	$(90,725)	$41,819
European Equity	Currency Risk	$—	$—	$(63,191)
Strategist	Interest Rate Risk	$33,536	$(100,127)	$—
	Currency Risk	—	—	4,044
	Total	$33,536	$(100,127)	$4,044

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS

PORTFOLIO	PRIMARY RISK EXPOSURE	FUTURES	SWAPS	FOREIGN CURRENCY EXCHANGE
Limited Duration	Interest Rate Risk	$(21,893)	$270,993	$—
Income Plus	Interest Rate Risk	$125,403	$(212,964)	$—
	Currency Risk	—	—	(10,642)
	Total	$125,403	$(212,964)	$(10,642)
European Equity	Currency Risk	$—	$—	$138,593
Strategist	Interest Rate Risk	$493	$41,792	$—
	Currency Risk	—	—	4,074
	Total	$493	$41,792	$4,074

For the six months ended June 30, 2012, Limited Duration Portfolios' average monthly original value of futures contracts was $12,818,513 and average monthly notional amount of swap agreements was $4,289,002. Income Plus and Strategist Portfolio's average monthly principal amount of foreign currency exchange contracts was $717,451 and $202,941, the average monthly original value of futures contracts was $68,444,542 and $1,910,121 and the average monthly notional amount of swap agreements was $2,886,167 and $20,916,446, respectively. European Equity Portfolio's average monthly principal amount of foreign currency exchange contracts was $5,377,388.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

4. Advisory/Administration and Sub-Advisory Agreements

Pursuant to an Investment Advisory Agreement with the Adviser and Sub-Advisers, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the annual rates listed below to each Portfolio's net assets determined at the close of each business day.

Money Market — 0.45% to the portion of the daily net assets not exceeding $250 million; 0.375% to the portion of the daily net assets exceeding $250 million but not exceeding $750 million; 0.325% to the portion of the daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% to the portion of the daily net assets exceeding $1.25 billion but not exceeding $1.5 billion; and 0.275% to the portion of the daily net assets in excess of $1.5 billion.

Limited Duration — 0.30%.

Income Plus — 0.42% to the portion of the daily net assets not exceeding $500 million; 0.35% to the portion of the daily net assets exceeding $500 million but not exceeding $1.25 billion; and 0.22% to the portion of the daily net assets in excess of $1.25 billion.

Global Infrastructure — 0.57% to the portion of the daily net assets not exceeding $500 million; 0.47% to the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.445% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.395% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $5 billion; and 0.345% to the portion of the daily net assets in excess of $5 billion.

European Equity — 0.87% to the portion of the daily net assets not exceeding $500 million; 0.82% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.77% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.745% to the portion of the daily net assets in excess of $3 billion.

Multi Cap Growth — 0.42% to the portion of the daily net assets not exceeding $1 billion; 0.395% to the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.37% to the portion of the daily net assets in excess of $2 billion.

Aggressive Equity — 0.67% to the portion of the daily net assets not exceeding $500 million; 0.645% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.62% to the portion of

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.595% to the portion of the daily net assets in excess of $3 billion.

Strategist — 0.42% to the portion of the daily net assets not exceeding $1.5 billion; and 0.395% to the portion of the daily net assets in excess of $1.5 billion.

Under the Sub-Advisory Agreement between the Adviser and the Sub-Advisers, the Sub-Advisers provide Global Infrastructure Portfolio, European Equity Portfolio and Money Market Portfolio (effective June 25th, 2012) with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Trustees. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from each Portfolio.

The Adviser has agreed to cap European Equity's operating expenses (except for brokerage and 12b-1 fees) by assuming the Portfolio's "other expenses" and/or waiving the Portfolio's advisory fees, and Morgan Stanley Services Company Inc. (the "Administrator") has agreed to waive the Portfolio's administrative fees, to the extent such operating expenses exceed 1.00% of the average daily net assets of the Portfolio on an annualized basis. These fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue such waivers and/or reimbursements when it deems that such action is appropriate.

Pursuant to an Administration Agreement with the Administrator, an affiliate of the Adviser and Sub-Advisers, each Portfolio pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% (Money Market 0.05%) to the Portfolio's daily net assets.

Under a Sub-Administration agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser, Administrator and Sub-Advisers. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of each Portfolio bear a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

The Distributor, Adviser and Administrator have agreed to waive and/or reimburse all or a portion of the Money Market Portfolio's distribution fee, advisory fee and administration fee, respectively, to the extent

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

that total expenses exceed total income of the Money Market Portfolio on a daily basis. For the six months ended June 30, 2012, the Distributor waived $67,140 and the Adviser waived $187,517. These fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Trustees acts to discontinue such waivers and/or expense reimbursements when it deems such action is appropriate.

6. Security Transactions and Transactions with Affiliates

For the six months ended June 30, 2012, purchases and sales of investment securities, excluding short-term investments, were as follows:

	U.S. GOVERNMENT SECURITIES		OTHER
PORTFOLIO	PURCHASES	SALES	PURCHASES	SALES
Limited Duration	$11,190,589	$5,326,888	$6,421,572	$10,983,498
Income Plus	—	22	64,557,336	74,824,392
Global Infrastructure	—	—	11,332,125	15,855,755
European Equity	—	—	1,600,934	6,055,304
Multi Cap Growth	—	—	66,549,684	82,913,687
Aggressive Equity	—	—	8,460,034	10,039,934
Strategist	9,522,315	5,271,460	27,812,277	35,232,770

Each Portfolio (except Money Market) invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolios are reduced by an amount equal to its pro-rata share of advisory and administrative fees paid by the Portfolios due to its investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the six months ended June 30, 2012 is as follows:

PORTFOLIO	VALUE DECEMBER 31, 2011	PURCHASES AT COST	SALES	DIVIDEND INCOME	VALUE JUNE 30, 2012
Limited Duration	$110,511	$15,544,261	$15,423,753	$1,005	$231,019
Income Plus	208,270	40,760,825	38,584,933	5,153	2,384,162
Global Infrastructure	1,993,348	8,088,166	8,988,552	636	1,092,962
European Equity	718,547	5,438,706	4,998,982	424	1,158,271
Multi Cap Growth	12,216,664	39,716,828	45,259,966	5,044	6,673,526
Aggressive Equity	1,790,916	4,843,174	5,595,700	716	1,038,390
Strategist	26,626,452	17,676,355	26,536,243	19,524	17,766,564

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

In addition, the table also identifies the income distributions earned, if any, by each Portfolio for that Portfolio's investment in the Liquidity Funds.

Income distributions are included in "interest and dividends from affiliates" in the Statements of Operations.

PORTFOLIO	ADVISORY FEE REDUCTION
Limited Duration	$783
Income Plus	3,823
Global Infrastructure	639
European Equity	405
Multi Cap Growth	5,174
Aggressive Equity	798
Strategist	18,042

The following Portfolios had transactions with the following affiliates of the Fund:

PORTFOLIO	ISSUER	VALUE DECEMBER 31, 2011	PURCHASES AT COST	SALES	NET REALIZED GAIN	INTEREST INCOME	VALUE JUNE 30, 2012
Limited Duration	MetLife Global	$327,079	$199,842	$—	$—	$3,241	$528,739
Income Plus	MetLife Capital Trust IV	—	633,000	—	—	21,262	669,000
	MetLife, Inc.	1,276,994	—	1,297,925	333,108	4,899	—
Strategist	MetLife, Inc.	43,951	—	—	—	1,343	44,387

The following Portfolios had transactions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed to be affiliates of the Adviser, Sub-Advisers, Administrator and Distributor under Section 17 of the Act, for the six months ended June 30, 2012:

PORTFOLIO	VALUE DECEMBER 31, 2011	PURCHASES AT COST	SALES	NET REALIZED GAIN (LOSS)	INTEREST INCOME	VALUE JUNE 30, 2012
Limited Duration	$1,087,480	$427,870	$504,854	$13,129	$16,050	$1,030,378
Income Plus	3,188,387	—	—	—	103,899	3,418,012
Strategist	2,483,400	—	2,458,471	(907,033)	7,076	116,522

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

For the six months ended June 30, 2012, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Sub-Advisers, Administrator and Distributor, for portfolio transactions executed on behalf of each Portfolio:

STRATEGIST	EUROPEAN EQUITY
$20,142	$153

For the six months ended June 30, 2012, the following Portfolios incurred brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Sub-Advisers, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of each Portfolio:

GLOBAL INFRASTRUCTURE	EUROPEAN EQUITY	MULTI CAP GROWTH	AGGRESSIVE EQUITY
$1,109	$941	$300	$38

Morgan Stanley Services Company Inc., an affiliate of the Adviser, Sub-Advisers and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003.

Aggregate pension costs for the six months ended June 30, 2012, included in "trustees' fees and expenses" in the Statements of Operations and the accrued pension liability included in "accrued expenses and other payables" in the Statements of Assets and Liabilities are as follows:

AGGREGATE PENSION COSTS

MONEY MARKET	LIMITED DURATION	INCOME PLUS	GLOBAL INFRASTRUCTURE	EUROPEAN EQUITY	MULTI CAP GROWTH	AGGRESSIVE EQUITY	STRATEGIST
$162	$89	$304	$122	$100	$382	$46	$251

AGGREGATE PENSION LIABILITY

MONEY MARKET	LIMITED DURATION	INCOME PLUS	GLOBAL INFRASTRUCTURE	EUROPEAN EQUITY	MULTI CAP GROWTH	AGGRESSIVE EQUITY	STRATEGIST
$5,288	$2,752	$9,128	$2,801	$2,523	$9,589	$1,137	$7,262

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

7. Federal Income Tax Status

It is the Portfolios' intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolios recognize interest accrued related to unrecognized tax benefits in "interest expense" and penalties in "other expenses" in the Statements of Operations. The Portfolios file tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2011, remains subject to examination by taxing authorities.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2011 and 2010 was as follows:

	2011 DISTRIBUTIONS PAID FROM:		2010 DISTRIBUTIONS PAID FROM:
PORTFOLIO	ORDINARY INCOME	LONG-TERM CAPTIAL GAIN	ORDINARY INCOME	LONG-TERM CAPTIAL GAIN
Money Market	$11,709	$—	$14,474	$202
Limited Duration	1,919,268	—	2,459,575	—
Income Plus	12,237,165	—	14,616,596	—
Global Infrastructure	1,889,924	3,948,735	5,523,941	3,205,294
European Equity	1,488,782	—	1,837,269	—
Multi Cap Growth	327,516	5	333,905	—
Strategist	5,463,608	15,665,688	2,865,187	1,010,412

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, swap transactions, paydown adjustments, expiring capital losses, net operating losses, REIT adjustments, partnership basis adjustments, distribution redesignations, nondeductible expenses and certain equity securities designated as issued by passive foreign investment companies, resulted in the following reclassifications among the Portfolio's components of net assets at December 31, 2011:

PORTFOLIO	ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN (LOSS)	PAID-IN-CAPITAL
Money Market	$(107)	$107	$—
Limited Duration	700,245	603,087	(1,303,332)
Income Plus	761,229	(761,229)	—
Global Infrastructure	(118,528)	118,543	(15)
European Equity	34,870	(34,877)	7
Multi Cap Growth	118,008	(40,804)	(77,204)
Aggressive Equity	189,189	(2,163)	(187,026)
Strategist	214,896	(214,894)	(2)

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

At December 31, 2011, the components of distributable earnings on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
Money Market	$7,605	$—
Limited Duration	1,503,207	—
Income Plus	10,700,252	—
Global Infrastructure	2,854,240	5,230,378
European Equity	1,421,623	—
Multi Cap Growth	—	4,886,438
Aggressive Equity	—	2,196,459
Strategist	2,450,279	1,953,002

At June 30, 2012, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) of the investments of each of the Portfolios were as follows:

PORTFOLIO	APPRECIATION	DEPRECIATION	NET APPRECIATION (DEPRECIATION)
Money Market	$—	$—	$—
Limited Duration	1,194,652	(314,158)	880,494
Income Plus	13,794,169	(1,235,435)	12,558,734
Global Infrastructure	14,237,935	(1,135,962)	13,101,973
European Equity	9,327,396	(4,172,490)	5,154,906
Multi Cap Growth	70,232,396	(20,930,269)	49,302,127
Aggressive Equity	8,452,517	(2,707,012)	5,745,505
Strategist	9,792,691	(2,022,219)	7,770,472

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At December 31, 2011, the following Portfolio had available for Federal income tax purposes unused short-term capital losses that will not expire:

PORTFOLIO	SHORT-TERM LOSSES (NO EXPIRATION)
Money Market	$2,011

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

In addition, at December 31, 2011, the following Portfolios had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, on the indicated dates:

	AMOUNTS IN THOUSANDS AVAILABLE THROUGH DECEMBER 31,
PORTFOLIO	2012	2013	2014	2015	2016	2017	2018	TOTAL
Limited Duration	$4,026	$1,267	$2,233	$1,063	$17,119	$8,980	$—	$34,688
Income Plus	—	—	—	344	19,232	—	—	19,576
European Equity	—	—	—	—	—	10,552	3,315	13,867

During the year ended December 31, 2011, the following Portfolio expired capital loss carryforwards for U.S. Federal income tax purposes of:

PORTFOLIO	EXPIRED CAPITAL LOSS CARRYFORWARDS
Limited Duration	$1,303,332

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2011, the following Portfolios utilized capital loss carryforwards for U.S. Federal income tax purposes of:

PORTFOLIO	UTILIZED CAPITAL LOSS CARRYFORWARDS
Limited Duration	$88,554
Income Plus	4,828,845
European Equity	1,331,481
Multi Cap Growth	27,708,593
Aggressive Equity	1,987,158

8. Purposes of and Risks Relating to Certain Financial Instruments

Certain Portfolios may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

Certain Portfolios may invest in mortgage securities, including securities issued by Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. The securities issued by FNMA and FHLMC that are held by the Portfolios are not backed by sub-prime mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States; rather, they are supported by the right of the issuer to borrow from the U.S. Department of the Treasury.

The Federal Housing Finance Agency ("FHFA") serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

Certain Portfolios may enter into repurchase agreements under which a Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to certain costs and delays.

At June 30, 2012, European Equity Portfolio's investments in securities of issuers in the United Kingdom, Switzerland, Germany, and France represented 48.2%, 14.6%, 12.9% and 8.1%, respectively of the Portfolio's net assets. These investments, as well as other non-U.S. investments, which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in these countries.

9. Expense Offset

The Fund has entered into an arrangement with State Street (the "Custodian"), whereby credits realized on uninvested cash balances were used to offset a portion of the Fund's expenses. If applicable, these custodian credits are shown as "expense offset" in the Statements of Operations.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2012 (unaudited) continued

10. Accounting Pronouncement

In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, Balance Sheet: Disclosures about Offsetting Assets and Liabilities. The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45 or ASC 815-10-45 or are subject to an enforceable master netting agreements or similar. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

Morgan Stanley Variable Investment Series

Financial Highlights

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME(a)		NET REALIZED AND UNREALIZED GAIN (LOSS)		TOTAL FROM INVESTMENT OPERATIONS		DIVIDENDS TO SHAREHOLDERS		DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
MONEY MARKET CLASS X SHARES
2007^	$1.00	$0.050		—		$0.050		$(0.050)		—	$(0.050)
2008^	1.00	0.020		—		0.020		(0.020)		—	(0.020)
2009^	1.00	0.000	(e)	—		0.000	(e)	(0.000	)(e)	—	(0.000	)(e)
2010^	1.00	0.000	(e)	—		0.000	(e)	(0.000	)(e)	—	(0.000	)(e)
2011	1.00	0.000	(e)	(0.000	)(e)	0.000	(e)	(0.000	)(e)	—	(0.000	)(e)
2012^^	1.00	0.000	(e)	0.000	(e)	0.000	(e)	(0.000	)(e)	—	(0.000	)(e)
CLASS Y SHARES
2007^	1.00	0.050		—		0.050		(0.050)		—	(0.050)
2008^	1.00	0.020		—		0.020		(0.020)		—	(0.020)
2009^	1.00	0.000	(e)	—		0.000	(e)	(0.000	)(e)	—	(0.000	)(e)
2010^	1.00	0.000	(e)	—		0.000	(e)	(0.000	)(e)	—	(0.000	)(e)
2011	1.00	0.000	(e)	(0.000	)(e)	0.000	(e)	(0.000	)(e)	—	(0.000	)(e)
2012^^	1.00	0.000	(e)	0.000	(e)	0.000	(e)	(0.000	)(e)	—	(0.000	)(e)
LIMITED DURATION CLASS X SHARES
2007^	9.49	0.47		$(0.19)		0.28		(0.50)		—	(0.50)
2008^	9.27	0.36		(1.72)		(1.36)		(0.15)		—	(0.15)
2009^	7.76	0.20		0.24		0.44		(0.36)		—	(0.36)
2010^	7.84	0.18		0.00		0.18		(0.28)		—	(0.28)
2011	7.74	0.17		0.04		0.21		(0.26)		—	(0.26)
2012^^	7.69	0.06		0.08		0.14		(0.23)		—	(0.23)
CLASS Y SHARES
2007^	9.48	0.44		(0.19)		0.25		(0.47)		—	(0.47)
2008^	9.26	0.34		(1.73)		(1.39)		(0.14)		—	(0.14)
2009^	7.73	0.18		0.24		0.42		(0.34)		—	(0.34)
2010^	7.81	0.16		0.01		0.17		(0.26)		—	(0.26)
2011	7.72	0.15		0.04		0.19		(0.24)		—	(0.24)
2012^^	7.67	0.05		0.08		0.13		(0.21)		—	(0.21)

See Notes to Financial Statements

					RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)		NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
MONEY MARKET CLASS X SHARES
2007^	$1.00	4.93	%(d)	$111,478	0.55%		4.79%		—		N/A
2008^	1.00	2.45		115,415	0.57		2.40		—		N/A
2009^	1.00	0.03		84,486	0.40	(f)(g)	0.03	(f)(g)	—		N/A
2010^	1.00	0.01		59,932	0.29	(g)	0.00	(g)(h)	—		N/A
2011	1.00	0.01		51,431	0.22	(g)	0.01	(g)	—		N/A
2012^^	1.00	0.00	(h)(l)	46,495	0.26	(g)(m)	0.01	(g)(m)	—		N/A
CLASS Y SHARES
2007^	1.00	4.67	(d)	101,524	0.80		4.54		—		N/A
2008^	1.00	2.19		112,113	0.82		2.15		—		N/A
2009^	1.00	0.01		81,145	0.41	(f)(g)	0.01	(f)(g)	—		N/A
2010^	1.00	0.01		67,139	0.29	(g)	0.00	(g)(h)	—		N/A
2011	1.00	0.01		55,849	0.22	(g)	0.01	(g)	—		N/A
2012^^	1.00	0.00	(h)(l)	50,801	0.26	(g)(m)	0.01	(g)(m)	—		N/A
LIMITED DURATION CLASS X SHARES
2007^	9.27	2.95		26,214	0.47		4.95		—		49%
2008^	7.76	(14.91)		16,405	0.48	(i)	4.27	(i)	0.01%		54
2009^	7.84	5.76		16,889	0.49	(i)	2.61	(i)	0.00	(h)	105
2010^	7.74	2.35		14,921	0.55	(i)	2.25	(i)	0.00	(h)	88
2011	7.69	2.75		12,693	0.60	(i)	2.15	(i)	0.00	(h)	45
2012^^	7.60	1.86	(l)	11,593	0.58	(i)(m)	1.67	(i)(m)	0.00	(h)(m)	30	(l)
CLASS Y SHARES
2007^	9.26	2.80		101,066	0.72		4.70		—		49
2008^	7.73	(15.22)		63,223	0.73	(i)	4.02	(i)	0.01		54
2009^	7.81	5.56		60,753	0.74	(i)	2.36	(i)	0.00	(h)	105
2010^	7.72	2.22		53,760	0.80	(i)	2.00	(i)	0.00	(h)	88
2011	7.67	2.45		44,085	0.85	(i)	1.90	(i)	0.00	(h)	45
2012^^	7.59	1.71	(l)	42,671	0.83	(i)(m)	1.42	(i)(m)	0.00	(h)(m)	30	(l)

Morgan Stanley Variable Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
INCOME PLUS CLASS X SHARES
2007^	$10.51	$0.53	$0.08	$0.61	$(0.56)	—	$(0.56)
2008^	10.56	0.53	(1.46)	(0.93)	(0.18)	—	(0.18)
2009^	9.45	0.57	1.50	2.07	(0.53)	—	(0.53)
2010^	10.99	0.58	0.39	0.97	(0.70)	—	(0.70)
2011	11.26	0.57	(0.02)	0.55	(0.68)	—	(0.68)
2012^^	11.13	0.26	0.47	0.73	(0.68)	—	(0.68)
CLASS Y SHARES
2007^	10.49	0.50	0.08	0.58	(0.53)	—	(0.53)
2008^	10.54	0.51	(1.45)	(0.94)	(0.18)	—	(0.18)
2009^	9.42	0.55	1.49	2.04	(0.51)	—	(0.51)
2010^	10.95	0.55	0.39	0.94	(0.67)	—	(0.67)
2011	11.22	0.54	(0.02)	0.52	(0.65)	—	(0.65)
2012^^	11.09	0.24	0.47	0.71	(0.65)	—	(0.65)
GLOBAL INFRASTRUCTURE CLASS X SHARES
2007^	19.44	0.39	3.38	3.77	(0.39)	$(2.16)	(2.55)
2008^	20.66	0.40	(6.21)	(5.81)	(0.11)	(3.44)	(3.55)
2009^	11.30	0.31	1.16	1.47	(0.38)	(3.71)	(4.09)
2010^	8.68	0.21	0.18	0.39	(0.25)	(0.69)	(0.94)
2011	8.13	0.21	1.07	1.28	(0.23)	(0.46)	(0.69)
2012^^	8.72	0.14	0.48	0.62	(0.23)	(0.82)	(1.05)
CLASS Y SHARES
2007^	19.43	0.34	3.38	3.72	(0.34)	(2.16)	(2.50)
2008^	20.65	0.35	(6.20)	(5.85)	(0.09)	(3.44)	(3.53)
2009^	11.27	0.28	1.15	1.43	(0.35)	(3.71)	(4.06)
2010^	8.64	0.19	0.19	0.38	(0.23)	(0.69)	(0.92)
2011	8.10	0.19	1.06	1.25	(0.20)	(0.46)	(0.66)
2012^^	8.69	0.13	0.47	0.60	(0.20)	(0.82)	(1.02)

See Notes to Financial Statements

				RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
INCOME PLUS CLASS X SHARES
2007^	$10.56	5.99%	$155,879	0.55%		5.02%		—		125%
2008^	9.45	(8.92)	109,833	0.55	(i)	5.34	(i)	0.00	%(h)	55
2009^	10.99	22.57	114,488	0.56	(i)	5.64	(i)	0.00	(h)	75
2010^	11.26	9.28	106,363	0.59	(i)	5.23	(i)	0.00	(h)	53
2011	11.13	5.01	90,876	0.59	(i)	5.01	(i)	0.00	(h)	43
2012^^	11.18	6.56 (l)	88,523	0.58	(i)(m)	4.48	(i)(m)	0.00	(h)(m)	35	(l)
CLASS Y SHARES
2007^	10.54	5.73	196,774	0.80		4.77		—		125
2008^	9.42	(9.11)	135,850	0.80	(i)	5.09	(i)	0.00	(h)	55
2009^	10.95	22.29	148,108	0.81	(i)	5.39	(i)	0.00	(h)	75
2010^	11.22	9.01	124,322	0.84	(i)	4.98	(i)	0.00	(h)	53
2011	11.09	4.71	102,948	0.84	(i)	4.76	(i)	0.00	(h)	43
2012^^	11.15	6.38 (l)	102,198	0.83	(i)(m)	4.23	(i)(m)	0.00	(h)(m)	35	(l)
GLOBAL INFRASTRUCTURE CLASS X SHARES
2007^	20.66	20.34	133,507	0.70		1.90		—		8
2008^	11.30	(33.27)	70,951	0.74	(i)	2.46	(i)	0.00	(h)	76
2009^	8.68	19.26	68,748	0.96	(i)	3.37	(i)	0.00	(h)	280
2010^	8.13	6.93	61,408	0.87	(i)	2.71	(i)	0.00	(h)	148
2011	8.72	16.07	58,998	0.86	(i)	2.48	(i)	0.00	(h)	36
2012^^	8.29	7.06 (l)	57,680	0.83	(i)(m)	3.09	(i)(m)	0.00	(h)(m)	16	(l)
CLASS Y SHARES
2007^	20.65	20.04	31,780	0.95		1.65		—		8
2008^	11.27	(33.45)	16,545	0.99	(i)	2.21	(i)	0.00	(h)	76
2009^	8.64	18.83	17,818	1.21	(i)	3.12	(i)	0.00	(h)	280
2010^	8.10	6.74	15,789	1.12	(i)	2.46	(i)	0.00	(h)	148
2011	8.69	15.82	14,472	1.11	(i)	2.23	(i)	0.00	(h)	36
2012^^	8.27	6.93 (l)	14,664	1.08	(i)(m)	2.84	(i)(m)	0.00	(h)(m)	16	(l)

Morgan Stanley Variable Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
EUROPEAN EQUITY CLASS X SHARES
2007^	$25.34	$0.47	$3.48	$3.95	$(0.46)	—	$(0.46)
2008^	28.83	0.63	(11.31)	(10.68)	(0.61)	$(4.22)	(4.83)
2009^	13.32	0.36	3.01	3.37	(0.56)	(0.71)	(1.27)
2010^	15.42	0.26	0.76	1.02	(0.39)	—	(0.39)
2011	16.05	0.41	(1.90)	(1.49)	(0.37)	—	(0.37)
2012^^	14.19	0.45	(0.02)	0.43	(0.43)	—	(0.43)
CLASS Y SHARES
2007^	25.19	0.40	3.46	3.86	(0.40)	—	(0.40)
2008^	28.65	0.58	(11.25)	(10.67)	(0.52)	(4.22)	(4.74)
2009^	13.24	0.32	3.00	3.32	(0.50)	(0.71)	(1.21)
2010^	15.35	0.22	0.76	0.98	(0.35)	—	(0.35)
2011	15.98	0.37	(1.90)	(1.53)	(0.33)	—	(0.33)
2012^^	14.12	0.43	(0.01)	0.42	(0.38)	—	(0.38)
MULTI CAP GROWTH CLASS X SHARES
2007^	29.63	0.21	5.57	5.78	(0.18)	—	(0.18)
2008^	35.23	0.03	(16.78)	(16.75)	(0.07)	—	(0.07)
2009^	18.41	0.11	12.99	13.10	(0.09)	—	(0.09)
2010^	31.42	0.06	8.65	8.71	(0.06)	—	(0.06)
2011	40.07	0.01	(2.70)	(2.69)	(0.07)	—	(0.07)
2012^^	37.31	0.16	3.52	3.68	—	(0.90)	(0.90)
CLASS Y SHARES
2007^	29.43	0.13	5.54	5.67	(0.04)	—	(0.04)
2008^	35.06	(0.05)	(16.67)	(16.72)	(0.05)	—	(0.05)
2009^	18.29	0.05	12.90	12.95	(0.03)	—	(0.03)
2010^	31.21	(0.02)	8.58	8.56	—	—	—
2011	39.77	(0.09)	(2.68)	(2.77)	—	—	—
2012^^	37.00	0.11	3.49	3.60	—	(0.90)	(0.90)

See Notes to Financial Statements

				RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME (LOSS)		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
EUROPEAN EQUITY CLASS X SHARES
2007^	$28.83	15.59%	$127,071	1.00	%(j)	1.73	%(j)	—		41%
2008^	13.32	(42.70)	57,734	1.00	(i)(j)	3.01	(i)(j)	0.00	%(h)	15
2009^	15.42	27.73	61,197	1.00	(i)(j)	2.67	(i)(j)	0.00	(h)	26
2010^	16.05	7.23 (k)	54,824	1.00	(i)(j)	1.81	(i)(j)	0.00	(h)	22
2011	14.19	(9.64)	41,181	1.00	(i)(j)	2.56	(i)(j)	0.00	(h)	11
2012^^	14.19	3.04 (l)	38,276	1.00	(i)(j)(m)	6.10	(i)(j)(m)	0.00	(h)(m)	3	(l)
CLASS Y SHARES
2007^	28.65	15.34	40,721	1.25	(j)	1.48	(j)	—		41
2008^	13.24	(42.84)	17,845	1.25	(i)(j)	2.76	(i)(j)	0.00	(h)	15
2009^	15.35	27.41	19,323	1.25	(i)(j)	2.42	(i)(j)	0.00	(h)	26
2010^	15.98	6.96 (k)	17,821	1.25	(i)(j)	1.56	(i)(j)	0.00	(h)	22
2011	14.12	(9.85)	11,668	1.25	(i)(j)	2.31	(i)(j)	0.00	(h)	11
2012^^	14.16	2.90 (l)	11,170	1.25	(i)(j)(m)	5.85	(i)(j)(m)	0.00	(h)(m)	3	(l)
MULTI CAP GROWTH CLASS X SHARES
2007^	35.23	19.54	331,243	0.54		0.66		—		55
2008^	18.41	(47.62)	140,041	0.55	(i)	0.08	(i)	0.01		33
2009^	31.42	71.32	202,279	0.55	(i)	0.44	(i)	0.00	(h)	23
2010^	40.07	27.76	220,553	0.58	(i)	0.19	(i)	0.00	(h)	29
2011	37.31	(6.74)	173,284	0.56	(i)	0.03	(i)	0.00	(h)	24
2012^^	40.09	9.85 (l)	174,814	0.57	(i)(m)	0.76	(i)(m)	0.00	(h)(m)	29	(l)
CLASS Y SHARES
2007^	35.06	19.24	107,710	0.79		0.41		—		55
2008^	18.29	(47.75)	45,671	0.80	(i)	(0.17	)(i)	0.01		33
2009^	31.21	70.85	64,122	0.80	(i)	0.19	(i)	0.00	(h)	23
2010^	39.77	27.43	67,303	0.83	(i)	(0.06	)(i)	0.00	(h)	29
2011	37.00	(6.97)	49,678	0.81	(i)	(0.22	)(i)	0.00	(h)	24
2012^^	39.70	9.72 (l)	48,340	0.82	(i)(m)	0.51	(i)(m)	0.00	(h)(m)	29	(l)

Morgan Stanley Variable Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
AGGRESSIVE EQUITY CLASS X SHARES
2007^	$14.85	$0.06	$2.86	$2.92	—	—	—
2008^	17.77	(0.04)	(8.63)	(8.67)	$(0.03)	—	$(0.03)
2009^	9.07	0.00	6.30	6.30	—	—	—
2010^	15.37	(0.05)	4.05	4.00	—	—	—
2011	19.37	(0.09)	(1.33)	(1.42)	—	—	—
2012^^	17.95	0.03	1.73	1.76	—	$(1.51)	(1.51)
CLASS Y SHARES
2007^	14.65	0.02	2.82	2.84	—	—	—
2008^	17.49	(0.08)	(8.49)	(8.57)	—	—	—
2009^	8.92	(0.03)	6.19	6.16	—	—	—
2010^	15.08	(0.09)	3.97	3.88	—	—	—
2011	18.96	(0.14)	(1.30)	(1.44)	—	—	—
2012^^	17.52	0.00 (e)	1.70	1.70	—	(1.51)	(1.51)
STRATEGIST CLASS X SHARES
2007^	16.53	0.46	0.92	1.38	(0.46)	(1.90)	(2.36)
2008^	15.55	0.30	(3.76)	(3.46)	(0.10)	(1.39)	(1.49)
2009^	10.60	0.16	1.90	2.06	(0.26)	—	(0.26)
2010^	12.40	0.24	0.59	0.83	(0.20)	(0.07)	(0.27)
2011	12.96	0.18	(1.06)	(0.88)	(0.27)	(1.41)	(1.68)
2012^^	10.40	0.10	0.36	0.46	(0.22)	(0.16)	(0.38)
CLASS Y SHARES
2007^	16.51	0.42	0.92	1.34	(0.42)	(1.90)	(2.32)
2008^	15.53	0.27	(3.76)	(3.49)	(0.09)	(1.39)	(1.48)
2009^	10.56	0.13	1.89	2.02	(0.23)	—	(0.23)
2010^	12.35	0.21	0.58	0.79	(0.17)	(0.07)	(0.24)
2011	12.90	0.15	(1.05)	(0.90)	(0.23)	(1.41)	(1.64)
2012^^	10.36	0.09	0.35	0.44	(0.18)	(0.16)	(0.34)

See Notes to Financial Statements

				RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME (LOSS)		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
AGGRESSIVE EQUITY CLASS X SHARES
2007^	$17.77	19.66%	$26,035	0.87%		0.34%		—		56%
2008^	9.07	(48.86)	10,289	0.90	(i)	(0.29	)(i)	0.00	%(h)	33
2009^	15.37	69.46	14,898	1.01	(i)	(0.02	)(i)	0.01		23
2010^	19.37	26.02	15,413	1.09	(i)	(0.32	)(i)	0.00	(h)	27
2011	17.95	(7.33)	12,078	1.06	(i)	(0.47	)(i)	0.00	(h)	28
2012^^	18.20	9.80 (l)	12,254	1.08	(i)(m)	0.26	(i)(m)	0.01	(m)	30	(l)
CLASS Y SHARES
2007^	17.49	19.39	29,837	1.12		0.09		—		56
2008^	8.92	(49.00)	12,272	1.15	(i)	(0.54	)(i)	0.00	(h)	33
2009^	15.08	69.06	17,541	1.26	(i)	(0.27	)(i)	0.01		23
2010^	18.96	25.73	18,777	1.34	(i)	(0.57	)(i)	0.00	(h)	27
2011	17.52	(7.59)	15,821	1.31	(i)	(0.72	)(i)	0.00	(h)	28
2012^^	17.71	9.70 (l)	16,012	1.33	(i)(m)	0.01	(i)(m)	0.01	(m)	30	(l)
STRATEGIST CLASS X SHARES
2007^	15.55	8.63	217,265	0.54		2.84		—		34
2008^	10.60	(23.98)	134,668	0.54	(i)	2.28	(i)	0.02		52
2009^	12.40	19.74	137,731	0.55	(i)	1.41	(i)	0.03		96
2010^	12.96	6.81	128,254	0.59	(i)	1.89	(i)	0.02		119
2011	10.40	(7.96)	97,169	0.59	(i)	1.52	(i)	0.02		121
2012^^	10.48	4.41 (l)	92,405	0.60	(i)(m)	1.95	(i)(m)	0.03	(m)	33	(l)
CLASS Y SHARES
2007^	15.53	8.37	88,651	0.79		2.59		—		34
2008^	10.56	(24.20)	53,046	0.79	(i)	2.03	(i)	0.02		52
2009^	12.35	19.44	59,737	0.80	(i)	1.16	(i)	0.03		96
2010^	12.90	6.50	56,361	0.84	(i)	1.64	(i)	0.02		119
2011	10.36	(8.13)	39,844	0.84	(i)	1.27	(i)	0.02		121
2012^^	10.46	4.28 (l)	36,898	0.85	(i)(m)	1.70	(i)(m)	0.03	(m)	33	(l)

Morgan Stanley Variable Investment Series

Financial Highlights continued

^^  For the six months ended June 30, 2012 (unaudited).

^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

(a)  The per share amounts were computed using an average number of shares outstanding during the period.

(b)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

(c)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

(d)  The Adviser fully reimbursed the Portfolio for losses incurred resulting from the disposal of an investment. Without this reimbursement, the total return was 4.79% and 4.52% for Class X and Y, respectively.

(e)  Amount is less than $0.001.

(f)  Reflects fees paid in connection with the U.S. Treasury Guarantee Program for Money Market Funds. This fee had an effect of 0.04% for the year ended 2009.

(g)  If the Portfolio had borne all of its expenses that were reimbursed or waived by the Distributor, Adviser, and Administrator, the annualized expense and net investment loss ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
June 30, 2012
Class X	0.63%	(0.36)%
Class Y	0.88	(0.61)
December 31, 2011
Class X	0.60	(0.37)
Class Y	0.85	(0.62)
December 31, 2010
Class X	0.62	(0.33)
Class Y	0.87	(0.58)
December 31, 2009
Class X	0.59	(0.16)
Class Y	0.84	(0.42)

(h)  Amount is less than 0.005%.

(i)  The ratios reflect the rebate of certain Portfolio expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

See Notes to Financial Statements

(j)  If the Portfolio had borne all of its expenses that were reimbursed or waived by the Adviser and Administrator, the annualized expense and net investment income ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
June 30, 2012
Class X	1.20%	5.90%
Class Y	1.45	5.65
December 31, 2011
Class X	1.17	2.39
Class Y	1.42	2.14
December 31, 2010
Class X	1.16	1.65
Class Y	1.41	1.40
December 31, 2009
Class X	1.12	2.55
Class Y	1.37	2.30
December 31, 2008
Class X	1.08	2.93
Class Y	1.33	2.68
December 31, 2007
Class X	1.04	1.69
Class Y	1.29	1.44

(k)  During the year ended December 31, 2010, the Portfolio received a regulatory settlement from an unaffiliated third party which had an impact of approximately 0.14% and 0.14% for Class X and Y, respectively, on the total return. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class X and Y shares would have been approximately 7.09% and 6.82%, respectively.

(l)  Not annualized.

(m)  Annualized.

(This page has been intentionally left blank.)

Trustees
Frank L. Bowman	Joseph J. Kearns

Michael Bozic	Michael F. Klein

Kathleen A. Dennis	Michael E. Nugent

James F. Higgins	W. Allen Reed

Dr. Manuel H. Johnson	Fergus Reid

Officers
Michael E. Nugent Chairperson of the Board

Arthur Lev President and Principal Executive Officer

Mary Ann Picciotto Chief Compliance Officer

Stefanie V. Chang Yu Vice President

Francis J. Smith Treasurer and Principal Financial Officer

Mary E. Mullin Secretary

Transfer Agent	Custodian
Morgan Stanley Services Company Inc. P.O. Box 219886 Kansas City, Missouri 64121	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111

Independent Registered Public Accounting Firm	Legal Counsel
Ernst & Young LLP 200 Clarendon Street Boston, Massachusetts 02116	Dechert LLP 1095 Avenue of the Americas New York, New York 10036

Counsel to the Independent Trustees	Adviser
Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036	Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, New York 10036

Sub-Advisers
Morgan Stanley Investment Management Limited 25 Cabot Square, Canary Wharf London, E14 4QA, England

Morgan Stanley Investment Management Company 23 Church Street 16-01 Capital Square 049481 Singapore

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

#40113A

VARINSAN
IU12-01691P-Y06/12

October 4, 2012

Supplement

SUPPLEMENT DATED OCTOBER 4, 2012 TO THE PROSPECTUS OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
THE AGGRESSIVE EQUITY PORTFOLIO
CLASS X and CLASS Y
Dated April 30, 2012

The Board of Trustees (the "Board") of Morgan Stanley Variable Investment Series (the "Fund") approved an Agreement and Plan of Reorganization by and between the Fund, on behalf of its series Aggressive Equity Portfolio (the "Portfolio") and the Fund, on behalf of its series Multi Cap Growth Portfolio ("Multi Cap Growth"), pursuant to which substantially all of the assets of the Portfolio would be combined with those of Multi Cap Growth and shareholders of the Portfolio would become shareholders of Multi Cap Growth, receiving shares of Multi Cap Growth equal to the value of their holdings in the Portfolio (the "Reorganization"). Each shareholder of the Portfolio would receive the Class of shares of Multi Cap Growth that corresponds to the Class of shares of the Portfolio currently held by that shareholder. The Reorganization is subject to the approval of shareholders of the Portfolio at a special meeting of shareholders scheduled to be held during the first quarter of 2013. A proxy statement formally detailing the proposal, the reasons for the Reorganization and information concerning Multi Cap Growth is expected to be distributed to shareholders of the Portfolio during the first quarter of 2013.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PROSPECTUS ■ APRIL 30, 2012

VARIABLE INVESTMENT SERIES

THE AGGRESSIVE EQUITY PORTFOLIO

Class X

Morgan Stanley Variable Investment Series is a mutual fund comprised of eight separate portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Aggressive Equity Portfolio (the "Portfolio") are being offered.

Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of variable life insurance or variable annuity contracts.

This Prospectus must be accompanied by a current prospectus for the variable life insurance and/or variable annuity contract issued by your insurance company.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Portfolio Summary	INVESTMENT OBJECTIVE	1
	FEES AND EXPENSES OF THE PORTFOLIO	1
	PORTFOLIO TURNOVER	1
	PRINCIPAL INVESTMENT STRATEGIES	1
	PRINCIPAL RISKS	1
	PAST PERFORMANCE	2
	ADVISER	2
	PURCHASE AND SALE OF PORTFOLIO SHARES	2
	TAX INFORMATION	3
	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	3
Portfolio Details	ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS	4
	PORTFOLIO MANAGEMENT	9
Shareholder Information	PURCHASES AND SALES OF PORTFOLIO SHARES	10
	FREQUENT PURCHASES AND REDEMPTIONS OF SHARES	10
	PRICING PORTFOLIO SHARES	11
	DISTRIBUTIONS	11
	TAX CONSEQUENCES	12
	PORTFOLIO HOLDINGS INFORMATION	12
	ADDITIONAL INFORMATION	12
Financial Highlights		13

This Prospectus contains important information about the Aggressive Equity Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

Portfolio Summary

Investment Objective

The Portfolio seeks long-term capital growth.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold Class X shares of the Portfolio. Total annual Portfolio operating expenses in the table and the Example below do not reflect the impact of any charges by your insurance company. If they did, expenses would be higher.

Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Advisory fee	0.67%
Distribution and service (12b-1) fees	None
Other expenses	0.39%
Total annual Portfolio operating expenses	1.06%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses Over Time
1 Year	3 Years	5 Years	10 Years
$108	$337	$585	$1,294

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Total annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its assets in common stocks and other equity securities of companies that the "Adviser," Morgan Stanley Investment Management Inc., believes offer the potential for superior earnings growth. The Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell 3000® Growth Index, which as of December 31, 2011 was between $23 million and $417.5 billion.

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward.

The Portfolio's equity investments may include preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds, limited partnership interests and other specialty securities having equity features.

Up to 25% of the Portfolio's net assets may be invested in foreign securities, which may include securities issued by companies located in emerging market or developing countries. The Portfolio may invest in privately placed and restricted securities.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

• Common Stock and Other Equity Securities. In general, common stock and other equity security values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

• Small and Medium Capitalization Companies. Investments in small and medium capitalization companies entail greater risks than those associated with larger, more established companies. Often the stock of these companies may be more volatile and less liquid than the stock of more established companies. These

VIS — The Aggressive Equity Portfolio
1

stocks may have returns that vary, sometimes significantly, from the overall stock market.

• Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments may be denominated in foreign currencies and therefore, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. Hedging the Portfolio's currency risks through foreign currency forward exchange contracts involves the risk of mismatching the Portfolio's objectives under a foreign currency forward exchange contract with the value of securities denominated in a particular currency. There is additional risk that such transactions reduce or preclude the opportunity for gain and that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

• Privately Placed and Restricted Securities. The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Past Performance

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class X shares from year to year and by showing how the average annual returns of the Portfolio's Class X shares for the one, five and 10 year periods compare with those of a broad measure of market performance over time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The Portfolio's past performance does not indicate how the Portfolio will perform in the future.

Annual Total Returns—Calendar Years

High Quarter 6/30/09: 22.22%
Low Quarter 12/31/08: –31.29%

Average Annual Total Returns For Periods Ended December 31, 2011

	Past 1 Year	Past 5 Years	Past 10 Years
Aggressive Equity Portfolio	–7.33%	3.90%	5.87%
Russell 3000® Growth Index (reflects no deduction for fees, expenses, or taxes)[1]	2.18%	2.46%	2.74%

(1)  The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. It is not possible to invest directly in an index.

Adviser

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Portfolio is managed by members of the Growth team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Dennis P. Lynch	Managing Director	June 2004
David S. Cohen	Managing Director	June 2004
Sam G. Chainani	Managing Director	June 2004
Alexander T. Norton	Executive Director	July 2005
Jason C. Yeung	Managing Director	September 2007
Armistead B. Nash	Executive Director	September 2008

Purchase and Sale of Portfolio Shares

This Prospectus offers Class X shares of the Aggressive Equity Portfolio. The Portfolio also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses. For eligibility information, contact your insurance company.

VIS — The Aggressive Equity Portfolio
2

Portfolio shares will be sold at the next price calculated after we receive the redemption request on your behalf.

The Portfolio offers its shares only to insurance companies' separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

For more information, please refer to the "Shareholder Information—Purchases and Sales of Portfolio Shares" section of this Prospectus.

Tax Information

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying contract prospectus.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Portfolio through an insurance company or other financial intermediary (such as a bank), the Adviser and/or the Portfolio's "Distributor," Morgan Stanley Distribution, Inc., may pay the intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the insurance company or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

www.morganstanley.com/im

VIS — The Aggressive Equity Portfolio
3

Portfolio Details

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital growth.

CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio normally invests at least 80% of its assets in common stocks and other equity securities of companies that the Adviser believes offer the potential for superior earnings growth. The Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell 3000® Growth Index, which as of December 31, 2011 was between $23 million and $417.5 billion.

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The Portfolio's equity investments may include preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds, limited partnership interests and other specialty securities having equity features.

Up to 25% of the Portfolio's net assets may be invested in foreign securities, which may include securities issued by companies located in emerging market or developing countries. The Portfolio may invest in privately placed and restricted securities.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

The Portfolio may also use derivative instruments as discussed herein. These derivative instruments will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy. The Portfolio may also use foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Other Investments. The Portfolio may invest in fixed-income and convertible securities and real estate investment trusts (commonly known as "REITs"). The Portfolio may invest up to 5% of its assets in fixed-income and convertible securities rated below investment grade (commonly known as "junk bonds"). For additional information, see the "Additional Investment Strategy Information" section.

VIS — The Aggressive Equity Portfolio
4

In pursuing the Portfolio's investment objective, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Adviser in its discretion may determine to use some permitted trading strategies while not using others.

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

Fixed-Income Securities. The Portfolio may invest up to 20% of its assets in (a) fixed-income securities of U.S. companies, (b) fixed-income securities of foreign companies and governments and international organizations and (c) U.S. government securities, issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. However, no more than 5% of the Portfolio's assets may be invested in fixed-income and/or convertible securities rated lower than investment grade or, if unrated, of comparable quality as determined by the Adviser (commonly known as "junk bonds").

REITs. REITs pool investors' funds for investments primarily in real estate properties or real estate-related loans. They may also include, among other businesses, real estate developers, brokers and operating companies whose products and services are significantly related to the real estate industry such as building suppliers and mortgage lenders.

Derivatives. The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as options, futures, swaps, structured investments and other related instruments and techniques.

Defensive Investing. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Adviser believes it advisable to do so.

Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

* * *

The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Common Stocks and Other Equity Securities. A principal risk of investing in the Portfolio is associated with its common stock and its other equity investments. In general, common stock and other equity security prices fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

Investments in convertible securities may subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A portion of the Portfolio's investments in convertible securities may have speculative characteristics.

VIS — The Aggressive Equity Portfolio
5

Small and Medium Capitalization Companies. The Portfolio's investments in small and medium capitalization companies carry more risk than investments in larger companies. While some of the Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market ("OTC"). The low market liquidity of these securities may have an adverse impact on the Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for the Portfolio to obtain market quotations based on actual trades for purposes of valuing the Portfolio's securities. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Portfolio's net asset value than is customarily associated with larger, more established companies. Often small and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

Foreign and Emerging Market Securities. The Portfolio's investment in foreign securities involves risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. In addition, the prices of such securities may be susceptible to influence by large traders, due to the limited size of many foreign securities markets. Moreover, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Also, the growing interconnectivity of global economies and financial markets has increased probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

The foreign securities in which the Portfolio may invest may be issued by issuers located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

In connection with its investments in foreign securities, the Portfolio also may enter into foreign currency forward exchange contracts. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency.

VIS — The Aggressive Equity Portfolio
6

In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's objectives under a foreign currency forward exchange or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Privately Placed and Restricted Securities. The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times.

Other Risks. The performance of the Portfolio also will depend on whether or not the Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in fixed-income securities, REITs and derivatives. For more information about these risks, see the "Additional Risk Information" section.

ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities (which are purchased at a discount and generally accrue interest, but make no payments until maturity) are typically subject to greater price fluctuations than comparable securities that pay current interest.) A portion of the Portfolio's fixed-income investments may have speculative characteristics.

REITs. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Operating REITs requires specialized management skills and the Portfolio indirectly bears REIT management expenses along with the direct expenses of the Portfolio. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices

VIS — The Aggressive Equity Portfolio
7

or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objective, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Portfolio may principally use include:

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Portfolio's initial investment in such contracts.

Options. If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Portfolio. If a Portfolio sells an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. A small percentage of swap contracts are cleared through a central clearinghouse. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Most swap agreements are generally not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. Therefore, these OTC swaps are generally subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rates or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected.

Structured Investments. The Portfolio also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency or market. Structured investments may come in various forms including notes, warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the issuer of the underlying investment. Certain structured investments may be thinly traded

VIS — The Aggressive Equity Portfolio
8

or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

MORGAN STANLEY INVESTMENT MANAGEMENT INC.

The Adviser, together with its affiliated asset management companies, had approximately $287.4 billion in assets under management or supervision as of December 31, 2011.

PORTFOLIO MANAGEMENT

The Fund has retained the Adviser — Morgan Stanley Investment Management Inc. — to provide investment advisory services. The Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Adviser's address is 522 Fifth Avenue, New York, NY 10036.

The Portfolio is managed by members of the Growth team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Dennis P. Lynch, David S. Cohen, Sam G. Chainani, Alexander T. Norton, Jason C. Yeung and Armistead B. Nash.

Mr. Lynch has been associated with the Adviser in an investment management capacity since 1998. Mr. Cohen has been associated with the Adviser in an investment management capacity since 1993. Mr. Chainani has been associated with the Adviser in an investment management capacity since 1996. Mr. Norton has been associated with the Adviser in an investment management capacity since 2000. Mr. Yeung has been associated with the Adviser in an investment management capacity since 2002. Mr. Nash has been associated with the Adviser in an investment management capacity since 2002.

Mr. Lynch is the lead portfolio manager of the Portfolio. Messrs. Cohen, Chainani, Norton, Yeung and Nash are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change from time to time.

The Portfolio pays the Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2011, the Portfolio paid total investment advisory compensation amounting to 0.67% of the Portfolio's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2011.

VIS — The Aggressive Equity Portfolio
9

Shareholder Information

PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Portfolio offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

If the Adviser determines that it is in the best interest of the Portfolio not to pay redemption proceeds in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Portfolio may pay a portion or all of a redemption by distributing securities held by the Portfolio. Such in-kind securities may be illiquid and difficult or impossible to sell at a time and at a price that a shareholder would like. In addition, shareholders receiving distributions in-kind may incur brokerage costs when subsequently selling shares of those securities.

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners are referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of Portfolio shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day, when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed-income securities, such as junk bonds, may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in the "Pricing Portfolio Shares" section.

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies to monitor frequent short-term trading by contract owners. However, the Portfolio or the Distributor has entered into

VIS — The Aggressive Equity Portfolio
10

agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

PRICING PORTFOLIO SHARES

The price of Portfolio shares, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at the NYSE close (normally 4:00 p.m. Eastern time) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (e.g., a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development, which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

VIS — The Aggressive Equity Portfolio
11

Dividends from net investment income and capital gains distributions, if any, are declared and paid at least once per year.

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying contract prospectus.

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

ADDITIONAL INFORMATION

The Adviser and/or Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated broker-dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale, distribution, marketing or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's SAI.

VIS — The Aggressive Equity Portfolio
12

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The ratio of expenses to average net assets listed in the table below is based on the average net assets of the Portfolio for each of the periods listed in the table. To the extent that the Portfolio's average net assets decrease over the Portfolio's next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.

The information for the fiscal year ended December 31, 2011 has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the SAI from the Fund's annual report, which is available upon request. The financial highlights for each of the years in the four-year period ended December 31, 2010 have been audited by another independent registered public accounting firm.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying contract prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

For the Year Ended December 31,	2011		2010^		2009^		2008^		2007^
Selected Per Share Data:
Net asset value beginning of period	$19.37		$15.37		$9.07		$17.77		$14.85
Net investment income (loss)(a)	(0.09)		(0.05)		0.00		(0.04)		0.06
Net realized and unrealized gain (loss)	(1.33)		4.05		6.30		(8.63)		2.86
Total from investment operations	(1.42)		4.00		6.30		(8.67)		2.92
Dividends to shareholders	—		—		—		(0.03)		—
Net asset value end of period	$17.95		$19.37		$15.37		$9.07		$17.77
Total Return(b)	(7.33)%		26.02%		69.46%		(48.86)%		19.66%
Ratio to Average Net Assets:(c)
Expenses	1.06	%(d)	1.09	%(d)	1.01	%(d)	0.90	%(d)	0.87%
Net investment income (loss)	(0.47	)%(d)	(0.32	)%(d)	(0.02	)%(d)	(0.29	)%(d)	0.34%
Rebate from Morgan Stanley affiliate	0.00	%(e)	0.00	%(e)	0.01%		0.00	%(e)	—
Supplemental Data:
Net assets end of period (000's)	$12,078		$15,413		$14,898		$10,289		$26,035
Portfolio turnover rate	28%		27%		23%		33%		56%

^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

(a)  The per share amounts were computed using an average number of shares outstanding during the period.

(b)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

(c)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

(d)  The ratios reflect the rebate of certain Portfolio expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(e)  Amount is less than 0.005%.

VIS — The Aggressive Equity Portfolio
13

Morgan Stanley Variable Investment Series

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Fund's Annual Report, Semiannual Report or Statement of Additional Information, to request information about the Portfolio or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/im.

  YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Smith Barney Financial Advisor or by visiting our internet site.

  INFORMATION ABOUT THE FUND (including the Statement of Additional Information) can be viewed and copied at the SEC Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund and the Portfolio are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

October 4, 2012

Supplement

SUPPLEMENT DATED OCTOBER 4, 2012 TO THE PROSPECTUS OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
THE AGGRESSIVE EQUITY PORTFOLIO
CLASS X and CLASS Y
Dated April 30, 2012

The Board of Trustees (the "Board") of Morgan Stanley Variable Investment Series (the "Fund") approved an Agreement and Plan of Reorganization by and between the Fund, on behalf of its series Aggressive Equity Portfolio (the "Portfolio") and the Fund, on behalf of its series Multi Cap Growth Portfolio ("Multi Cap Growth"), pursuant to which substantially all of the assets of the Portfolio would be combined with those of Multi Cap Growth and shareholders of the Portfolio would become shareholders of Multi Cap Growth, receiving shares of Multi Cap Growth equal to the value of their holdings in the Portfolio (the "Reorganization"). Each shareholder of the Portfolio would receive the Class of shares of Multi Cap Growth that corresponds to the Class of shares of the Portfolio currently held by that shareholder. The Reorganization is subject to the approval of shareholders of the Portfolio at a special meeting of shareholders scheduled to be held during the first quarter of 2013. A proxy statement formally detailing the proposal, the reasons for the Reorganization and information concerning Multi Cap Growth is expected to be distributed to shareholders of the Portfolio during the first quarter of 2013.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PROSPECTUS ■ APRIL 30, 2012

VARIABLE INVESTMENT SERIES

THE AGGRESSIVE EQUITY PORTFOLIO

Class Y

Morgan Stanley Variable Investment Series is a mutual fund comprised of eight separate portfolios, each with its own distinct investment objective(s) and policies. In this Prospectus, shares of the Aggressive Equity Portfolio (the "Portfolio") are being offered.

Shares of the Portfolio are sold exclusively to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of variable life insurance or variable annuity contracts.

This Prospectus must be accompanied by a current prospectus for the variable life insurance and/or variable annuity contract issued by your insurance company.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Portfolio Summary	INVESTMENT OBJECTIVE	1
	FEES AND EXPENSES OF THE PORTFOLIO	1
	PORTFOLIO TURNOVER	1
	PRINCIPAL INVESTMENT STRATEGIES	1
	PRINCIPAL RISKS	1
	PAST PERFORMANCE	2
	ADVISER	2
	PURCHASE AND SALE OF PORTFOLIO SHARES	2
	TAX INFORMATION	3
	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	3
Portfolio Details	ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS	4
	PORTFOLIO MANAGEMENT	9
Shareholder Information	PURCHASES AND SALES OF PORTFOLIO SHARES	10
	FREQUENT PURCHASES AND REDEMPTIONS OF SHARES	10
	PRICING PORTFOLIO SHARES	11
	PLAN OF DISTRIBUTION	11
	DISTRIBUTIONS	12
	TAX CONSEQUENCES	12
	PORTFOLIO HOLDINGS INFORMATION	12
	ADDITIONAL INFORMATION	12
Financial Highlights		13

This Prospectus contains important information about the Aggressive Equity Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

Portfolio Summary

Investment Objective

The Portfolio seeks long-term capital growth.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Portfolio. Total annual Portfolio operating expenses in the table and the Example below do not reflect the impact of any charges by your insurance company. If they did, expenses would be higher.

Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Advisory fee	0.67%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.39%
Total annual Portfolio operating expenses	1.31%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses Over Time
1 Year	3 Years	5 Years	10 Years
$133	$415	$718	$1,579

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Total annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its assets in common stocks and other equity securities of companies that the "Adviser," Morgan Stanley Investment Management Inc., believes offer the potential for superior earnings growth. The Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell 3000® Growth Index, which as of December 31, 2011 was between $23 million and $417.5 billion.

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward.

The Portfolio's equity investments may include preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds, limited partnership interests and other specialty securities having equity features.

Up to 25% of the Portfolio's net assets may be invested in foreign securities, which may include securities issued by companies located in emerging market or developing countries. The Portfolio may invest in privately placed and restricted securities.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

• Common Stock and Other Equity Securities. In general, common stock and other equity security values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

• Small and Medium Capitalization Companies. Investments in small and medium capitalization companies entail greater risks than those associated with larger, more established companies. Often the stock of these companies may be more volatile and less liquid than the stock of more established companies. These

VIS — The Aggressive Equity Portfolio
1

stocks may have returns that vary, sometimes significantly, from the overall stock market.

• Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments may be denominated in foreign currencies and therefore, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. Hedging the Portfolio's currency risks through foreign currency forward exchange contracts involves the risk of mismatching the Portfolio's objectives under a foreign currency forward exchange contract with the value of securities denominated in a particular currency. There is additional risk that such transactions reduce or preclude the opportunity for gain and that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

• Privately Placed and Restricted Securities. The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Past Performance

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class Y shares from year to year and by showing how the average annual returns of the Portfolio's Class Y shares for the one, five and 10 year periods compare with those of a broad measure of market performance over time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The Portfolio's past performance does not indicate how the Portfolio will perform in the future.

Annual Total Returns—Calendar Years

High Quarter 6/30/09: 22.20%
Low Quarter 12/31/08: –31.33%

Average Annual Total Returns For Periods Ended December 31, 2011

	Past 1 Year	Past 5 Years	Past 10 Years
Aggressive Equity Portfolio	–7.59%	3.64%	5.60%
Russell 3000® Growth Index (reflects no deduction for fees, expenses, or taxes)[1]	2.18%	2.46%	2.74%

(1)  The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. It is not possible to invest directly in an index.

Adviser

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Portfolio is managed by members of the Growth team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Dennis P. Lynch	Managing Director	June 2004
David S. Cohen	Managing Director	June 2004
Sam G. Chainani	Managing Director	June 2004
Alexander T. Norton	Executive Director	July 2005
Jason C. Yeung	Managing Director	September 2007
Armistead B. Nash	Executive Director	September 2008

Purchase and Sale of Portfolio Shares

This Prospectus offers Class Y shares of the Aggressive Equity Portfolio. The Portfolio also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to different expenses. For eligibility information, contact your insurance company.

VIS — The Aggressive Equity Portfolio
2

Portfolio shares will be sold at the next price calculated after we receive the redemption request on your behalf.

The Portfolio offers its shares only to insurance companies' separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

For more information, please refer to the "Shareholder Information—Purchases and Sales of Portfolio Shares" section of this Prospectus.

Tax Information

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying contract prospectus.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Portfolio through an insurance company or other financial intermediary (such as a bank), the Adviser and/or the Portfolio's "Distributor," Morgan Stanley Distribution, Inc., may pay the intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the insurance company or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

www.morganstanley.com/im

VIS — The Aggressive Equity Portfolio
3

Portfolio Details

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital growth.

CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio normally invests at least 80% of its assets in common stocks and other equity securities of companies that the Adviser believes offer the potential for superior earnings growth. The Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell 3000® Growth Index, which as of December 31, 2011 was between $23 million and $417.5 billion.

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The Portfolio's equity investments may include preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds, limited partnership interests and other specialty securities having equity features.

Up to 25% of the Portfolio's net assets may be invested in foreign securities, which may include securities issued by companies located in emerging market or developing countries. The Portfolio may invest in privately placed and restricted securities.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

The Portfolio may also use derivative instruments as discussed herein. These derivative instruments will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy. The Portfolio may also use foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Other Investments. The Portfolio may invest in fixed-income and convertible securities and real estate investment trusts (commonly known as "REITs"). The Portfolio may invest up to 5% of its assets in fixed-income and convertible securities rated below investment grade (commonly known as "junk bonds"). For additional information, see the "Additional Investment Strategy Information" section.

VIS — The Aggressive Equity Portfolio
4

In pursuing the Portfolio's investment objective, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Adviser in its discretion may determine to use some permitted trading strategies while not using others.

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's investment strategies.

Fixed-Income Securities. The Portfolio may invest up to 20% of its assets in (a) fixed-income securities of U.S. companies, (b) fixed-income securities of foreign companies and governments and international organizations and (c) U.S. government securities, issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. However, no more than 5% of the Portfolio's assets may be invested in fixed-income and/or convertible securities rated lower than investment grade or, if unrated, of comparable quality as determined by the Adviser (commonly known as "junk bonds").

REITs. REITs pool investors' funds for investments primarily in real estate properties or real estate-related loans. They may also include, among other businesses, real estate developers, brokers and operating companies whose products and services are significantly related to the real estate industry such as building suppliers and mortgage lenders.

Derivatives. The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as options, futures, swaps, structured investments and other related instruments and techniques.

Defensive Investing. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with its principal investment strategies when the Adviser believes it advisable to do so.

Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

* * *

The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Common Stocks and Other Equity Securities. A principal risk of investing in the Portfolio is associated with its common stock and its other equity investments. In general, common stock and other equity security prices fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

Investments in convertible securities may subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A portion of the Portfolio's investments in convertible securities may have speculative characteristics.

VIS — The Aggressive Equity Portfolio
5

Small and Medium Capitalization Companies. The Portfolio's investments in small and medium capitalization companies carry more risk than investments in larger companies. While some of the Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market ("OTC"). The low market liquidity of these securities may have an adverse impact on the Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for the Portfolio to obtain market quotations based on actual trades for purposes of valuing the Portfolio's securities. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Portfolio's net asset value than is customarily associated with larger, more established companies. Often small and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

Foreign and Emerging Market Securities. The Portfolio's investment in foreign securities involves risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. In addition, the prices of such securities may be susceptible to influence by large traders, due to the limited size of many foreign securities markets. Moreover, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Also, the growing interconnectivity of global economies and financial markets has increased probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

The foreign securities in which the Portfolio may invest may be issued by issuers located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

In connection with its investments in foreign securities, the Portfolio also may enter into foreign currency forward exchange contracts. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency.

VIS — The Aggressive Equity Portfolio
6

In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's objectives under a foreign currency forward exchange or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Privately Placed and Restricted Securities. The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times.

Other Risks. The performance of the Portfolio also will depend on whether or not the Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in fixed-income securities, REITs and derivatives. For more information about these risks, see the "Additional Risk Information" section.

ADDITIONAL RISK INFORMATION

This section provides additional information relating to the risks of investing in the Portfolio.

Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities (which are purchased at a discount and generally accrue interest, but make no payments until maturity) are typically subject to greater price fluctuations than comparable securities that pay current interest.) A portion of the Portfolio's fixed-income investments may have speculative characteristics.

REITs. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Operating REITs requires specialized management skills and the Portfolio indirectly bears REIT management expenses along with the direct expenses of the Portfolio. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices

VIS — The Aggressive Equity Portfolio
7

or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objective, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Portfolio may principally use include:

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Portfolio's initial investment in such contracts.

Options. If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Portfolio. If a Portfolio sells an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. A small percentage of swap contracts are cleared through a central clearinghouse. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Most swap agreements are generally not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. Therefore, these OTC swaps are generally subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rates or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected.

Structured Investments. The Portfolio also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency or market. Structured investments may come in various forms including notes, warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the issuer of the underlying investment. Certain structured investments may be thinly traded

VIS — The Aggressive Equity Portfolio
8

or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

MORGAN STANLEY INVESTMENT MANAGEMENT INC.

The Adviser, together with its affiliated asset management companies, had approximately $287.4 billion in assets under management or supervision as of December 31, 2011.

PORTFOLIO MANAGEMENT

The Fund has retained the Adviser — Morgan Stanley Investment Management Inc. — to provide investment advisory services. The Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Adviser's address is 522 Fifth Avenue, New York, NY 10036.

The Portfolio is managed by members of the Growth team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Dennis P. Lynch, David S. Cohen, Sam G. Chainani, Alexander T. Norton, Jason C. Yeung and Armistead B. Nash.

Mr. Lynch has been associated with the Adviser in an investment management capacity since 1998. Mr. Cohen has been associated with the Adviser in an investment management capacity since 1993. Mr. Chainani has been associated with the Adviser in an investment management capacity since 1996. Mr. Norton has been associated with the Adviser in an investment management capacity since 2000. Mr. Yeung has been associated with the Adviser in an investment management capacity since 2002. Mr. Nash has been associated with the Adviser in an investment management capacity since 2002.

Mr. Lynch is the lead portfolio manager of the Portfolio. Messrs. Cohen, Chainani, Norton, Yeung and Nash are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change from time to time.

The Portfolio pays the Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Adviser. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2011, the Portfolio paid total investment advisory compensation amounting to 0.67% of the Portfolio's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2011.

VIS — The Aggressive Equity Portfolio
9

Shareholder Information

PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Portfolio offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

If the Adviser determines that it is in the best interest of the Portfolio not to pay redemption proceeds in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Portfolio may pay a portion or all of a redemption by distributing securities held by the Portfolio. Such in-kind securities may be illiquid and difficult or impossible to sell at a time and at a price that a shareholder would like. In addition, shareholders receiving distributions in-kind may incur brokerage costs when subsequently selling shares of those securities.

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners are referred to as "market-timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolio, which may include, among other things, dilution in the value of Portfolio shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio's shares the next day, when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed-income securities, such as junk bonds, may be adversely affected by price arbitrage trading strategies.

The Portfolio's policies with respect to valuing portfolio securities are described below in the "Pricing Portfolio Shares" section.

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies to monitor frequent short-term trading by contract owners. However, the Portfolio or the Distributor has entered into

VIS — The Aggressive Equity Portfolio
10

agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio's request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

PRICING PORTFOLIO SHARES

The price of Portfolio shares, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at the NYSE close (normally 4:00 p.m. Eastern time) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (e.g., a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development, which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to purchase or sell their shares.

To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the

VIS — The Aggressive Equity Portfolio
11

assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income and capital gains distributions, if any, are declared and paid at least once per year.

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying contract prospectus.

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

ADDITIONAL INFORMATION

The Adviser and/or Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated broker-dealers or other financial intermediaries or service providers, including insurance companies and their affiliates, in connection with the sale, distribution, marketing or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's SAI.

VIS — The Aggressive Equity Portfolio
12

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y shares for the past five years. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The ratio of expenses to average net assets listed in the table below is based on the average net assets of the Portfolio for each of the periods listed in the table. To the extent that the Portfolio's average net assets decrease over the Portfolio's next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.

The information for the fiscal year ended December 31, 2011 has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the SAI from the Fund's annual report, which is available upon request. The financial highlights for each of the years in the four-year period ended December 31, 2010 have been audited by another independent registered public accounting firm.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying contract prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

For the Year Ended December 31,	2011		2010^		2009^		2008^		2007^
Selected Per Share Data:
Net asset value beginning of period	$18.96		$15.08		$8.92		$17.49		$14.65
Net investment income (loss)(a)	(0.14)		(0.09)		(0.03)		(0.08)		0.02
Net realized and unrealized gain (loss)	(1.30)		3.97		6.19		(8.49)		2.82
Total from investment operations	(1.44)		3.88		6.16		(8.57)		2.84
Net asset value end of period	$17.52		$18.96		$15.08		$8.92		$17.49
Total Return(b)	(7.59)%		25.73%		69.06%		(49.00)%		19.39%
Ratio to Average Net Assets:(c)
Expenses	1.31	%(d)	1.34	%(d)	1.26	%(d)	1.15	%(d)	1.12%
Net investment income (loss)	(0.72	)%(d)	(0.57	)%(d)	(0.27	)%(d)	(0.54	)%(d)	0.09%
Rebate from Morgan Stanley affiliate	0.00	%(e)	0.00	%(e)	0.01%		0.00	%(e)	—
Supplemental Data:
Net assets end of period (000's)	$15,821		$18,777		$17,541		$12,272		$29,837
Portfolio turnover rate	28%		27%		23%		33%		56%

^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

(a)  The per share amounts were computed using an average number of shares outstanding during the period.

(b)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

(c)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

(d)  The ratios reflect the rebate of certain Portfolio expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(e)  Amount is less than 0.005%.

VIS — The Aggressive Equity Portfolio
13

Morgan Stanley Variable Investment Series

  ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Fund's Annual Report, Semiannual Report or Statement of Additional Information, to request information about the Portfolio or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/im.

  YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Smith Barney Financial Advisor or by visiting our internet site.

  INFORMATION ABOUT THE FUND (including the Statement of Additional Information) can be viewed and copied at the SEC Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund and the Portfolio are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

MORGAN STANLEY VARIABLE INVESTMENT SERIES

MULTI CAP GROWTH PORTFOLIO

PART B

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (the “SAI”) relates to the shares of common stock (“shares”) of the Multi Cap Growth Portfolio (the “Acquiring Fund”), a series of Morgan Stanley Variable Investment Series  (the “Trust”), to be issued pursuant to an Agreement and Plan of Reorganization, dated September 28, 2012, between the Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Aggressive Equity Portfolio (the “Acquired Fund”), in connection with the acquisition by the Acquiring Fund of substantially all of the assets and the liabilities of the Acquired Fund (the “Reorganization”).

This SAI does not constitute a prospectus.  This SAI does not include all information that a shareholder should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related Proxy Statement and Prospectus, dated January 18, 2013.  A copy of the Proxy Statement and Prospectus may be obtained upon request and without charge by calling (800) 869-6397 (toll-free).  Please retain this document for future reference.

The date of this SAI is January 18, 2013.

Page

Introduction	B-1

Additional Information About the Acquiring Fund	B-1

Financial Statements	B-3

INTRODUCTION

This SAI is intended to supplement the information provided in the Proxy Statement and Prospectus dated January 18, 2013 (the “Proxy Statement and Prospectus”).  The Proxy Statement and Prospectus has been sent to the Acquired Fund’s Shareholders in connection with the solicitation of proxies by the Board of Trustees of the Acquired Fund to be voted at the Special Meeting of Shareholders of the Acquired Fund to be held on February 21, 2013.  The Statement of Additional Information relating to the Acquiring Fund and Acquired Fund, dated April 30, 2012, as it may be amended and supplemented from time to time (the “Trust’s Statement of Additional Information”) accompany, and is incorporated by reference in, this SAI.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Fund History

For additional information about the Acquiring Fund’s history, see “I.  Fund History” in the Trust’s Statement of Additional Information relating to the Acquiring Fund.

Investment Objectives and Policies

For additional information about the Acquiring Fund’s investment objectives and policies, see “II.  Description of the Fund and Its Investments and Risks—C.  Fund Policies/Investment Restrictions” in the Trust’s Statement of Additional Information relating to the Acquiring Fund.

B-1

Fund Holdings

For additional information about the Acquiring Fund’s policies and procedures with respect to the disclosure of its portfolio securities to any person, see “II.  Description of the Fund and Its Investments and Risks—E.  Disclosure of Portfolio Holdings” in the Trust’s Statement of Additional Information relating to the Acquiring Fund.

Management

For additional information about the Board, officers and management personnel of the Acquiring Fund, see “III. Management of the Fund” and “V. Investment Advisory and Other Services” in the Trust’s Statement of Additional Information relating to the Acquiring Fund.

Investment Advisory and Other Services

For additional information about the Acquiring Fund’s investment adviser, the Acquiring Fund’s independent registered public accounting firm and other services provided to the Acquiring Fund, see “V. Investment Advisory and Other Services” in the Trust’s Statement of Additional Information relating to the Acquiring Fund.

Codes of Ethics

For additional information about the Codes of Ethics adopted by the Acquiring Fund, the Acquiring Fund’s investment adviser and the Acquiring Fund’s distributor, see “V. Investment Advisory and Other Services—G. Codes of Ethics” in the Trust’s Statement of Additional Information relating to the Acquiring Fund.

Proxy Voting Policies

For additional information about the voting of proxies held by the Acquiring Fund, see “V. Investment Advisory and Other Services—H. Proxy Voting Policy and Proxy Voting Record” in the Trust’s Statement of Additional Information relating to the Acquiring Fund.

Fund Managers

For additional information about the portfolio managers primarily responsible for the day-to-day management of the Acquiring Fund, their compensation structure and their holdings in the Acquiring Fund, see “V. Investment Advisory and Other Services—F. Fund Management” in the Trust’s Statement of Additional Information relating to the Acquiring Fund.

Fund Transactions and Brokerage

For additional information about brokerage allocation practices, see “VI. Brokerage Allocation and Other Practices” in the Trust’s Statement of Additional Information relating to the Acquiring Fund.

Description of Fund Shares

For additional information about the voting rights and other characteristics of the shares of the Acquiring Fund, see “VII. Capital Stock and Other Securities” in the Trust’s Statement of Additional Information relating to the Acquiring Fund.

Purchase, Redemption and Pricing of Shares

For additional information about the purchase and redemption of the Acquiring Fund’s shares and the determination of net asset value (“NAV”), see “VII. Purchase, Redemption and Pricing of Shares” in the Trust’s Statement of Additional Information relating to the Acquiring Fund.

Dividends, Distributions and Tax Status

For additional information about the Acquiring Fund’s policies regarding dividends and distributions and tax matters affecting the Acquiring Fund and its shareholders, see “IX. Taxation of the Portfolios and Shareholders” in the Trust’s Statement of Additional Information relating to the Acquiring Fund.

Distribution of Shares

For additional information about the Acquiring Fund’s distributor and the distribution agreement between the Acquiring Fund and its distributor, see “V. Investment Advisory and Other Services” in the Trust’s Statement of Additional Information relating to the Acquiring Fund.

Performance Data

The average annual total returns of the Class X and Class Y shares of the Acquiring Fund for the one year, five year and ten year periods ended December 31, 2012 and/or for the period from the date of commencement of the Acquiring Fund’s operations or from the date the shares of the Class were first offered through December 31, 2012, if shorter or longer than any of the foregoing were as follows:

B-2

Class X Shares

Name of Portfolio:	Date of Inception	Total Return for Fiscal Year Ended December 31, 2012	Average Annual Total Return for Five Years Ended December 31, 2012	Average Annual Total Return for Ten Years Ended December 31, 2012	Average Annual Total Return for Period from Commencement of Operations through December 31, 2012
Multi Cap Growth	03/09/84	12.37%	3.74%	9.21%	10.77%

Class Y Shares

Name of Portfolio:	Date of Inception or First Offering of Shares of the Class	Total Return for Fiscal Year Ended December 31, 2012	Average Annual Total Return for Five Years Ended December 31, 2012	Average Annual Total Return for Ten Years Ended December 31, 2012	Average Annual Total Return for Period from First Offering of Class Y Shares through December 31, 2012
Multi Cap Growth	06/05/00	12.09%	3.48%	8.94%	2.08%

The total returns of the Class X and Class Y shares of the Acquiring Fund for the one year, five year and ten year periods ended December 31, 2012 and/or for the period from the date of commencement of the Acquiring Fund’s operations or from the date the shares of the Class were first offered through December 31, 2012, if shorter or longer than any of the foregoing were as follows:

Class X Shares

Name of Portfolio:	Date of Inception	Total Return for Fiscal Year Ended December 31, 2012	Total Return for Five Years Ended December 31, 2012	Total Return for Ten Years Ended December 31, 2012	Total Return for Period from Commencement of Operations through December 31, 2012
Multi Cap Growth	03/09/84	12.37%	20.13%	141.28%	1,806.31%

Class Y Shares

Name of Portfolio:	Date of Inception or First Offering of Shares of the Class	Total Return for Fiscal Year Ended December 31, 2012	Total Return for Five Years Ended December 31, 2012	Total Return for Ten Years Ended December 31, 2012	Total Return for Period from First Offering of Class Y Shares through December 31, 2012
Multi Cap Growth	06/05/00	12.09%	18.64%	135.46%	29.51%

B-3

FINANCIAL STATEMENTS

1.             The most recent audited financial statements of the Acquiring Fund and Acquired Fund, each for the fiscal year ended December 31, 2011, have been audited by Ernst & Young LLP, an independent registered public accounting firm (except that the financial information for the fiscal years ended prior to 2011 was audited by the Acquiring Fund’s and Acquired Fund’s previous independent registered public accounting firm). Ernst & Young LLP’s reports, along with the Funds’ audited financial statements, are included in Funds’ Annual Report to Shareholders for the most recently completed fiscal year.  Each Fund’s most recent financial statements (unaudited) are set forth in the Trust’s’ Semi-Annual Report for the six-month period ended June 30, 2012.  A copy of each report accompanies and is incorporated by reference in this SAI.  In addition, copies of the Trust’s Annual Report for the fiscal year ended December 31, 2011 and Semi-Annual Report for the six-month period ended June 30, 2012 accompany the Proxy Statement and Prospectus.

2.             Shown below are Financial Statements for the Acquired Fund and Acquiring Fund and Pro Forma Financial Statements for the Combined Fund as of June 30, 2012, as though the reorganization occurred as of that date.  These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of June 30, 2012, the unaudited pro forma condensed Statement of Operations for the twelve-month period ended June 30, 2012 and the unaudited pro forma condensed Portfolio of Investments as of June 30, 2012. These statements have been derived from the books and records utilized in calculating the daily net asset value for each Fund.

B-4

Portfolio of Investments

As of June 30, 2012 (unaudited)

	Morgan Stanley Variable Investment Series - Aggressive Equity	Morgan Stanley Variable Investment Series - Multi Cap Growth	Pro Forma	Morgan Stanley Variable Investment Series - Aggressive	Morgan Stanley Variable Investment Series - Multi		Morgan Stanley Variable Investment Series - Multi Cap Growth
	NUMBER OF	NUMBER OF	NUMBER OF	Equity	Cap Growth		Pro Forma
	SHARES	SHARES	SHARES	VALUE	VALUE	ADJUSTMENTS	VALUE
Common Stocks (95.7%)
Air Transport (1.6%)
Expeditors International of Washington, Inc.	11,735	92,758	104,493	$454,731	$3,594,373	$—	$4,049,104

Alternative Energy (3.6%)
Range Resources Corp.	9,777	77,286	87,063	604,903	4,781,685		5,386,588
Ultra Petroleum Corp. (a)	17,516	138,458	155,974	404,094	3,194,226		3,598,320
				1,008,997	7,975,911		8,984,908
Beverage: Brewers & Distillers (1.3%)
DE Master Blenders 1753 N.V. (Netherlands) (a)	32,945	260,410	293,355	371,475	2,936,279		3,307,754

Biotechnology (2.3%)
Illumina, Inc. (a)	16,258	128,513	144,771	656,661	5,190,640		5,847,301

Chemicals: Diversified (3.0%)
Monsanto Co.	10,371	81,976	92,347	858,511	6,785,973		7,644,484

Commercial Finance & Mortgage Companies (1.4%)
BM&F Bovespa SA (Brazil)	79,769	630,526	710,295	407,086	3,217,770		3,624,856

Commercial Services (4.5%)
Intertek Group PLC (United Kingdom)	16,882	133,491	150,373	709,509	5,610,298		6,319,807
Weight Watchers International, Inc. (a)	11,074	87,537	98,611	570,975	4,513,408		5,084,383
				1,280,484	10,123,706		11,404,190
Communications Technology (3.4%)
Motorola Solutions, Inc.	19,851	156,909	176,760	955,032	7,548,892		8,503,924

Computer Services, Software & Systems (19.9%)
Baidu, Inc. ADR (China) (a)	7,754	61,290	69,044	891,555	7,047,124		7,938,679
Facebook, Inc., Class A (a)	23,370	167,392	190,762	727,275	5,209,239		5,936,514
Facebook, Inc., Class B (a)(b)(c)	39,222	327,898	367,120	1,119,004	9,354,930		10,473,934
Google, Inc., Class A (a)	2,126	16,821	18,947	1,233,229	9,757,358		10,990,587
LinkedIn Corp., Class A (a)	6,793	53,696	60,489	721,892	5,706,274		6,428,166
Salesforce.com, Inc. (a)	5,059	39,990	45,049	699,457	5,529,017		6,228,474
Zynga, Inc., Class A (a)	36,319	287,079	323,398	197,575	1,561,710		1,759,285
				5,589,987	44,165,652		49,755,639
Computer Technology (10.8%)
Apple, Inc. (a)	4,328	34,242	38,570	2,527,552	19,997,328		22,524,880
Yandex N.V., Class A (Russia) (a)	27,241	215,324	242,565	518,941	4,101,922		4,620,863
				3,046,493	24,099,250		27,145,743
Consumer Lending (3.0%)
Mastercard, Inc., Class A	988	7,810	8,798	424,949	3,359,159		3,784,108
Visa, Inc., Class A	3,465	27,387	30,852	428,378	3,385,855		3,814,233
				853,327	6,745,014		7,598,341
Diversified Retail (14.7%)
Amazon.com, Inc. (a)	11,108	87,805	98,913	2,536,512	20,050,272		22,586,784
Groupon, Inc. (a)	62,071	491,036	553,107	659,815	5,219,712		5,879,527
Priceline.com, Inc. (a)	1,434	11,336	12,770	952,921	7,532,999		8,485,920
				4,149,248	32,802,983		36,952,231
Financial Data & Systems (5.3%)
MSCI, Inc., Class A (a)	20,215	159,792	180,007	687,714	5,436,124		6,123,838
Verisk Analytics, Inc., Class A (a)	16,292	128,781	145,073	802,544	6,343,752		7,146,296
				1,490,258	11,779,876		13,270,134
Foods (0.7%)
Hillshire Brands Co.	6,589	52,082	58,671	191,015	1,509,857		1,700,872

Health Care Services (4.3%)
athenahealth, Inc. (a)	15,406	121,773	137,179	1,219,693	9,640,768		10,860,461

Insurance: Property-Casualty (1.8%)
Progressive Corp. (The)	24,866	197,260	222,126	517,959	4,108,926		4,626,885

Medical Equipment (3.5%)
Intuitive Surgical, Inc. (a)	1,763	13,934	15,697	976,332	7,716,510		8,692,842

Metals & Minerals: Diversified (1.9%)
Lynas Corp., Ltd. (Australia) (a)	315,528	2,494,075	2,809,603	278,980	2,205,188		2,484,168
Molycorp, Inc. (a)	11,936	94,351	106,287	257,221	2,033,264		2,290,485
				536,201	4,238,452		4,774,653
Real Estate Investment Trusts (REIT) (3.6%)
Brookfield Asset Management, Inc., Class A (Canada)	30,922	244,421	275,343	1,023,518	8,090,335		9,113,853

Recreational Vehicles & Boats (3.3%)
Edenred (France)	33,256	262,869	296,125	943,662	7,459,093		8,402,755

Wholesale & International Trade (1.8%)
Li & Fung Ltd. (d)	258,000	2,044,000	2,302,000	500,636	3,966,277		4,466,913

Total Common Stocks (Cost $186,212,570)				27,031,306	213,696,537		240,727,843

Convertible Preferred Stocks (1.1%)
Alternative Energy (0.9%)
Better Place, Inc. (a)(b)(c)	70,908	586,326	657,234	234,705	1,940,739		2,175,444

Computer Services, Software & Systems (0.2%)
Workday, Inc. (a)(b)(c)	3,313	28,236	31,549	43,930	374,409		418,339

Total Convertible Preferred Stocks (Cost $2,061,424)				278,635	2,315,148		2,593,783

	NUMBER OF	NUMBER OF	NUMBER OF
	SHARES (000)	SHARES (000)	SHARES (000)
Short-Term Investment (3.1%)
Investment Company
Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (Cost $7,711,916) (e)	1,038	6,674	7,712	1,038,390	6,673,526			7,711,916

Total Investments (Cost $195,985,910) (99.9%) (f)				28,348,331	222,685,211			251,033,542
Other Assets in Excess of Liabilities (0.1%)				(82,065)	469,019	(171,300	)(g)	215,654
Net Assets (100%)				$28,266,266	$223,154,230	$(171,300)		$251,249,196

ADR  American Depositary Receipt.

(a)	Non-income producing security.
(b)	Illiquid security. Resale is restricted to qualified institutional investors.
(c)

At June 30, 2012, the Portfolio held fair valued securities valued at $13,067,717, representing 5.2% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees.

(d)	Security trades on the Hong Kong exchange.
(e)	Affiliated Security.
(f)

The fair value and percentage of net assets, $21,673,643 and 8.6%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Valuation of Investments Note within the Notes to the Financial Statements.

(g)	Reorganization Expenses

Valuation of Investments— (1) An equity portfolio security listed or traded on the New York Stock Exchange (“NYSE”) or American Stock Exchange or other domestic exchange is valued at its latest sales price (or at the exchange official closing price if such exchange reports an official closing price) prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other domestic securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked prices. In cases where a security is traded on more than one domestic exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price) or the mean between the last reported bid and asked prices may be used if there were no sales on a particular day or the latest bid price may be used if only bid prices are available; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the “Adviser”) or Morgan Stanley Investment Management Limited or Morgan Stanley Investment Management Company (each, a “Sub-Adviser”), each a wholly owned subsidiary of Morgan Stanley, determines that the latest sale price, the bid price or the mean between the last reported bid and ask price do not reflect a security’s fair value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Board of Trustees (the “Trustees”). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (6) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The prices provided by a pricing service take into account broker-dealer market price quotations for trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities; (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Under procedures approved by the Trustees, the Fund’s Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and adhoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Fair Valuation Measurements

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

• Level 1 — unadjusted quoted prices in active markets for identical investments

• Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value each Portfolio’s investments as of June 30, 2012.

Portfolios	Variable - Aggressive Equity	Variable - Multi Cap Growth	Variable - Multi Cap Growth Combined Pro Forma
Investments in Securities (Level 1)	$24,517,905	$191,774,277	$216,292,182
Investments in Securities (Level 2)	2,432,787	19,240,856	21,673,643
Investments in Securities (Level 3)	1,397,639	11,670,078	13,067,717
Total for Investments in Securities	$28,348,331	$222,685,211	$251,033,542

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2012, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification. The values of the transfers were as follows:

Variable - Aggressive Equity	Variable - Multi Cap Growth
$1,723,278	$13,630,558

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Variable - Aggressive Equity		Variable - Multi Cap Growth		Variable - Multi Cap Growth Combined Pro Forma
	Common Stocks	Convertible Preferred Stocks	Common Stocks	Convertible Preferred Stocks	Common Stocks	Convertible Preferred Stocks
Beginning Balance	$1,058,994	$365,853	$8,853,246	$3,036,329	$9,912,240	$3,402,182
Purchases	—	—	—	—	—	—
Sales	—	—	—	—	—	—
Amortization of discount	—	—	—	—	—	—
Transfers in	—	—	—	—	—	—
Transfers out	—	—	—	—	—	—
Change in unrealized appreciation (depreciation)	60,010	(87,218)	501,684	(721,181)	561,694	(808,399)
Realized gains (losses)	—	—	—	—	—	—
Ending Balance	$1,119,004	$278,635	$9,354,930	$2,315,148	$10,473,934	$2,593,783

Net Change in unrealized appreciation (depreciation) from investments still held as of June 30, 2012	$60,010	$(87,218)	$501,684	$(721,181)	$561,694	$(808,399)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2012:

			Variable - Multi Cap Growth
	Variable - Aggressive Equity	Variable - Multi Cap Growth	Combined Pro Forma					Weighted	Impact to Valuation from an
	Fair Value at June 30, 2012	Fair Value at June 30, 2012	Fair Value at June 30, 2012	Valuation Technique(s)	Unobservable Input	Range		Average	Increase in Input
Common Stocks

Computer Services, Software & Systems	$1,119,004	$9,354,930	$10,473,934	Adjusted Stock Price	Discount for Illiquidity	8.3%	8.3%	8.3%	Decrease

Convertible Preferred Stocks

Alternative Energy	$234,705	$1,940,739	$2,175,444	Market Transaction	Purchase Price of Preferred	—	—	—	—

				Discounted cash flow	Weighted average cost of capital	22.5%	27.5%	24.2%	Decrease
					Perpetual growth rate	2.5%	3.5%	3.0%	Increase
				Market Comparable Companies	Enterprise Value / Revenue	2.6x	3.4x	3.1x	Increase
					Discount for lack of marketability	15%	15%	15%	Decrease

Computer Services, Software & Systems	$43,930	$374,409	$418,339	Market Transaction	Purchase Price of Preferred	—	—	—	—

				Discounted cash flow	Weighted average cost of capital	13%	18%	15%	Decrease
					Perpetual growth rate	2.0%	3.0%	2.5%	Increase
				Market Comparable Companies	Enterprise Value / Revenue	6.7x	15.7x	9.6x	Increase
					Discount for lack of marketability	N/A	N/A	N/A	Decrease
				Merger & Acquisition Transactions	Enterprise Value / Revenue	8.7x	10.8x	9.4x	Increase
					Discount for lack of control	25%	25%	25%	Decrease

As of June 30, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

	Variable - Aggressive Equity	Variable - Multi Cap Growth	Morgan Stanley Variable Investment Series - Multi Cap Growth Combined Pro Forma
Aggregate gross unrealized appreciation	$8,452,517	$70,232,396	$78,684,913
Aggregate gross unrealized depreciation	(2,707,012)	(20,930,269)	(23,637,281)
Net unrealized appreciation (depreciation)	$5,745,505	$49,302,127	$55,047,632

Federal income tax cost of investments	$22,602,826	$173,383,084	$195,985,910

PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTH PERIOD ENDED June 30, 2012 (Unaudited)

	Morgan Stanley Variable Investment Series - Aggressive Equity	Morgan Stanley Variable Investment Series - Multi Cap Growth	Adjustments		Morgan Stanley Variable Investment Series - Multi Cap Growth Pro Forma Combined Portfolio

Net Investment Income:
Income
Dividends +	$276,382	$2,234,247	$—		$2,510,629
Interest +	—	37	—		37
Interest and dividends from affiliates	1,487	10,418	—		11,905
Total Income	277,869	2,244,702	—		2,522,571
+ Net of foreign withholding taxes	7,181	57,461	—		64,642

Expenses
Advisory fee	197,246	1,012,677	(78,500	)(a)	1,131,423
Distribution fee (Class Y shares)	40,882	133,560	—		174,442
Professional fees	59,249	64,544	(56,000	)(b)	67,793
Administration fee	23,553	192,891	—		216,444
Shareholder reports and notices	14,804	46,746	—		61,550
Custodian fees	7,304	17,818	—		25,122
Trustees’ fees and expenses	1,982	8,452	—		10,434
Transfer agent fees and expenses	2,507	3,505	(1,500	)(c)	4,512
Other	13,888	15,143	(11,000	)(d)	18,031
Total Expenses	361,415	1,495,336	(147,000)		1,709,751
Less: Waiver of Advisory Fees	—	—	(103,000)		(103,000)
Less: rebate from Morgan Stanley affiliated cash sweep	(1,748)	(12,221)	—		(13,969)
Net Expenses	359,667	1,483,115	(250,000)		1,592,782
Net Investment Income (Loss)	(81,798)	761,587	250,000		929,789

Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	2,594,359	21,160,163	—		23,754,522
Foreign currency translation	5,598	22,033	—		27,631
Net Realized Gain (Loss)	2,599,957	21,182,196	—		23,782,153

Change in Unrealized Appreciation/Depreciation on:
Investments	(3,331,422)	(28,760,588)	—		(32,092,010)
Foreign currency translation	(104)	250	—		146
Net Change in Unrealized Appreciation/Depreciation	(3,331,526)	(28,760,338)	—		(32,091,864)
Net Gain (Loss)	(731,569)	(7,578,142)	—		(8,309,711)
Net Increase (Decrease)	$(813,367)	$(6,816,555)	$250,000		$(7,379,922)

(a) — Reflects reduction due to lower contractual rates on VIS - Multi Cap Growth

(b) — Reflects elimination of audit and tax fees for VIS - Aggressive Equity.

(c) — Reflects elimination of approximately $1,500 TA Fees for VIS - Aggressive Equity.

(d) — Reflects elimination of approximately $11,000 for miscellaneous invoices for Pricing, NASDAQ, ITG, Insurance and Lipper for VIS - Aggressive Equity.

Pro Forma Combined Condensed Statement of Assets and Liabilities

As of June 30, 2012 (Unaudited)

	Morgan Stanley Variable Investment Series - Aggressive Equity	Morgan Stanley Variable Investment Series - Multi Cap Growth	Adjustments		Morgan Stanley Variable Investment Series - Multi Cap Growth Pro Forma Combined Portfolio

Assets:
Investments in securities, at value *	$27,309,941	$216,011,685	$—		$243,321,626
Investments in affiliates, at value **	1,038,390	6,673,526	—		7,711,916
Total investments in securities, at value	28,348,331	222,685,211	—		251,033,542
Cash	—	781,230	—		781,230
Receivable for:
Dividends	11,237	90,429	—		101,666
Dividends from affiliate	206	1,533	—		1,739
Prepaid expenses and other assets	3,982	10,146	—		14,128
Total Assets	28,363,756	223,568,549	—		251,932,305

Liabilities:
Payable for:
Investments purchased	26,621	209,392	—		236,013
Payable for Reorganization Expense	—	—	171,300	(a)	171,300
Shares of beneficial interest redeemed	18,841	40,558	—		59,399
Advisory fee	15,026	74,070	—		89,096
Distribution fee (Class Y)	3,205	9,704	—		12,909
Administration fee	1,812	14,318	—		16,130
Transfer agent fee	216	297	—		513
Accrued expenses and other payables	31,769	65,980	—		97,749
Total Liabilities	97,490	414,319	171,300		683,109
Net Assets	$28,266,266	$223,154,230	$(171,300)		$251,249,196

Composition of Net Assets:
Paid-in-capital	$21,186,003	$164,611,612	$—		$185,797,615
Net unrealized appreciation (depreciation)	5,745,475	49,301,897	—		55,047,372
Accumulated undistribution net investment income (net investment loss)	(15,096)	599,171	(171,300	)(a)	412,775
Accumulated net realized gain	1,349,884	8,641,550	—		9,991,434
Net Assets	$28,266,266	$223,154,230	$(171,300)		$251,249,196
* Cost	$21,564,436	$166,709,558	$—		$188,273,994
** Affiliated Cost	$1,038,390	$6,673,526	$—		$7,711,916

Class X Shares:
Net Assets	$12,254,377	$174,814,313	$(74,264	)(a)	$186,994,426
Shares Outstanding (unlimited shares authorized, $0.01 par value	673,229	4,360,608	(369,410	)(b)	4,664,427
Net Asset Value Per Share	$18.20	$40.09	$—		$40.09

Class Y Shares:
Net Assets	$16,011,889	$48,339,917	$(97,036	)(a)	$64,254,770
Shares Outstanding (unlimited shares authorized, $0.01 par value	904,280	1,217,711	(503,402	)(b)	1,618,589
Net Asset Value Per Share	$17.71	$39.70	$—		$39.70

(a)  Reorganization Expense.

(b)  Reflects the adjustment to the number of shares outstanding due to the merger.

Notes to Pro Forma Combining Financial Statements

The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds included or incorporated by reference in the Statement of Additional Information of which the pro forma combined financial statements form a part.  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.  Following the Reorganization, Morgan Stanley Variable Investment Series — Multi Cap Growth will be the accounting survivor.

Morgan Stanley Variable Investment Series — Multi Cap Growth has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the Reorganization, Morgan Stanley Variable Investment Series — Multi Cap Growth intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes, if it is in the best interests of its shareholders.

January 16, 2013

Supplement

SUPPLEMENT DATED JANUARY 16, 2013 TO THE
STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
(the "Fund")
Dated April 30, 2012

Jaidip Singh no longer manages the Limited Duration or Strategist Portfolios (collectively, the "Portfolios"). As a result, all references to Mr. Singh are hereby deleted from the Statement of Additional Information ("SAI"). Effective immediately, Divya Chhibba has been added to the teams primarily responsible for the day-to-day management of the Portfolios. Accordingly, effective immediately, the SAI is revised as follows:

With respect to the Limited Duration Portfolio, the section of the SAI entitled "V. Investment Advisory and Other Services—F. Fund Management—Other Accounts Managed by the Portfolio Managers at December 31, 2011 (unless otherwise indicated)" is hereby deleted and replaced with the following:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio and Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts		Total Assets in the Accounts
Limited Duration
Joseph Mehlman	6	$661.9 million	0	0	53		$13.0 billion
Divya Chhibba*	2	$1.2 billion	0	0	1		$313.2 million
Neil Stone	7	$785.8 million	0	0	61	(3)	$12.5 billion(3)

*  As of November 30, 2012.

(3)  Of these other accounts, one account with total assets of approximately $734.2 million had performance-based fees.

***

With respect to the Strategist Portfolio, the section of the SAI entitled "V. Investment Advisory and Other Services—F. Fund Management—Other Accounts Managed by the Portfolio Managers at December 31, 2011 (unless otherwise indicated)" is hereby deleted and replaced with the following:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio and Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts		Total Assets in the Accounts
Strategist
Mark A. Bavoso	5	$778.0 million	2	$602.7 million	9	(4)	$4.1 billion(4)
Divya Chhibba*	2	$1.2 billion	0	0	1		$313.2 million
Neil Stone	7	$785.8 million	0	0	61	(3)	$12.5 billion(3)

*  As of November 30, 2012.

(3)  Of these other accounts, one account with total assets of approximately $734.2 million had performance-based fees.

(4) Of these other accounts, three accounts with total assets of approximately $1.6 billion had performance-based fees.

***

With respect to the Limited Duration Portfolio, the section of the SAI entitled "V. Investment Advisory and Other Services—F. Fund Management—Securities Ownership of Portfolio Managers" is hereby deleted and replaced with the following:

Limited Duration
Divya Chhibba	none†
Joseph Mehlman	none*
Neil Stone	none

*  Not included in the table above, the portfolio manager has made investments in one or more other mutual funds managed by the same portfolio management team pursuant to a similar strategy.

†  As of November 30, 2012.

***

With respect to the Strategist Portfolio, the section of the SAI entitled "V. Investment Advisory and Other Services—F. Fund Management—Securities Ownership of Portfolio Managers" is hereby deleted and replaced with the following:

Strategist
Mark A. Bavoso	none*
Divya Chhibba	none†
Neil Stone	none

*  Not included in the table above, the portfolio manager has made investments in one or more other mutual funds managed by the same portfolio management team pursuant to a similar strategy.

†  As of November 30, 2012.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

December 13, 2012

Supplement

SUPPLEMENT DATED DECEMBER 13, 2012 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
(the "Fund")
Dated April 30, 2012

Effective December 13, 2012, the Board of Trustees of the Fund, on behalf of the Money Market Portfolio (the "Portfolio"), has approved investments by the Portfolio in municipal securities eligible under Rule 2a-7 of the Investment Company Act of 1940, as amended, as a principal investment strategy. Further, effective December 13, 2012, Morgan Stanley Investment Management Inc. terminated the advisory agreement with Morgan Stanley Investment Management Limited with respect to the Portfolio. Accordingly, all references to Morgan Stanley Investment Management Limited as sub-adviser to the Portfolio will be deleted. In addition, the following changes to the Fund's Statement of Additional Information ("SAI") are required:

The following is hereby added as the last paragraph of the section of the Fund's SAI entitled "II. Description of the Fund and Its Investments and Risks—C. Investment Strategies and Risks":

Municipal Obligations. Municipal obligations are securities issued by state and local governments and their agencies. These securities typically are "general obligation" or "revenue" bonds, notes or commercial paper, including participations in lease obligations and installment purchase contracts of municipalities. These obligations may have fixed, variable or floating rates. To the extent the Money Market Portfolio invests in municipal obligations issued by state and local governments and their agencies, the Portfolio may be susceptible to political, economic, regulatory or other factors affecting issuers of these municipal obligations.

***

The fourth paragraph of the section of the Fund's SAI entitled "V. Investment Advisory and Other Services—A. Adviser, Sub-Adviser and Administrator" is hereby deleted in its entirety.

***

The fourth paragraph of the section of the Fund's SAI entitled "V. Investment Advisory and Other Services—C. Services Provided by the Adviser, Sub-Advisers and Administrator" is hereby deleted in its entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

OCTOBER 1, 2012

Supplement

SUPPLEMENT DATED OCTOBER 1, 2012 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES, dated April 30, 2012
MORGAN STANLEY VARIABLE INVESTMENT SERIES, dated April 30, 2012
(collectively, the "Funds")

The second sentence of the first paragraph under the section of each Fund's Statement of Additional Information ("SAI") entitled "VIII. Purchase, Redemption and Pricing of Shares—B. Offering Price" is hereby deleted and replaced with the following:

Net asset value per share of each of Class X and Class Y shares is calculated by dividing the value of the portion of each Portfolio's securities and other assets attributable to each Class, respectively, less the total market value of the liabilities attributable to each Class, respectively, by the number of shares of the Class outstanding.

***

The fourteenth, fifteenth, sixteenth and seventeenth paragraphs under the section of each Fund's SAI entitled "VIII. Purchase, Redemption and Pricing of Shares—B. Offering Price" are hereby deleted and replaced with the following:

In the calculation of a Portfolio's net asset value (other than the Money Market Portfolio): (1) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the securities is valued at the mean between the last reported bid and asked prices; and (2) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked prices. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. When market quotations are not readily available, including circumstances under which it is determined by the Adviser (or if applicable, the Sub-Advisers) that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

Short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value as determined by the Adviser.

Certain of the Portfolios' securities (other than securities of the Money Market Portfolio) may be valued by an outside pricing service approved by the Fund's Board. The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

Listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sale price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. If an exchange closing price or bid and asked prices are not available from the exchange, then the quotes from one or more brokers or dealers may be used. Unlisted options and swaps are valued by an outside pricing service approved by the Board or quotes from a broker or dealer. Unlisted options and swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange. Futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, then at the last sale price on the exchange.

***

The following is hereby added as the eighteenth paragraph under the section of each Fund's SAI entitled "VIII. Purchase, Redemption and Pricing of Shares—B. Offering Price:"

If the Adviser (or if applicable, Sub-Advisers) determine that the valuation received from the outside pricing service or broker or dealer is not reflective of the security's market value, such security is valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Board.

***

The last two sentences of the last paragraph under the section of each Fund's SAI entitled "VIII. Purchase, Redemption and Pricing of Shares—B. Offering Price" are hereby deleted and replaced with the following:

Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

June 26, 2012

Supplement

SUPPLEMENT DATED JUNE 26, 2012 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
THE MONEY MARKET PORTFOLIO
CLASS X and CLASS Y
Dated April 30, 2012

Effective June 25, 2012, Morgan Stanley Investment Management Inc. entered into a Sub-Advisory Agreement with Morgan Stanley Investment Management Limited with respect to the Money Market Portfolio of Morgan Stanley Variable Investment Series (the "Portfolio"). As a result, the following changes to the Statement of Additional Information ("SAI") are required:

The following is hereby added as the fourth paragraph of the section of the Portfolio's SAI entitled "V. Investment Advisory and Other Services — A. Adviser, Sub-Adviser and Administrator":

With respect to the Money Market Portfolio, the Sub-Adviser is Morgan Stanley Investment Management Limited, a wholly-owned subsidiary of Morgan Stanley, whose address is 25 Cabot Square, Canary Wharf, London, E14 4QA, England. The Sub-Advisor is a wholly owned subsidiary of Morgan Stanley.

***

The first sentence of the seventh paragraph of the section of the Portfolio's SAI entitled "V. Investment Advisory and Other Services — A. Adviser, Sub-Adviser and Administrator" is hereby deleted and replaced with the following:

Pursuant to the sub-advisory agreements (each, a "Sub-Advisory Agreement") between the Adviser and each of the Sub-Advisers with respect to the European Equity Portfolio, the Global Infrastructure Portfolio and the Money Market Portfolio, the Sub-Advisers have been retained, subject to the overall supervision of the Adviser and the Trustees of the applicable Portfolios, to, together with the Adviser, continuously furnish investment advice concerning individual security selections, asset allocations and economic trends and management of the applicable Portfolios.

***

The first sentence of the first paragraph of the section of the Portfolio's SAI entitled "V. Investment Advisory and Other Services — C. Services Provided by the Adviser, Sub-Advisers and Administrator" is hereby deleted and replaced with the following:

The Adviser manages the Investment of each Portfolio's assets (other than the European Equity Portfolio, the Global Infrastructure Portfolio and the Money Market Portfolio), including the placing of orders for the purchase and sale of portfolio securities.

***

The following is hereby added as the fourth paragraph of the section of the Portfolio's SAI entitled "V. Investment Advisory and Other Services — C. Services Provided by the Adviser, Sub-Advisers and Administrator":

With respect to the Money Market Portfolio, the Sub-Adviser has been retained, subject to the overall supervision of the Adviser, to continuously furnish investment advice concerning individual security selections, asset allocations and overall economic trends and to assist with the management of the Portfolio's portfolio.

***

The first sentence of the fourth paragraph of the section of the Portfolio's SAI entitled "V. Investment Advisory and Other Services — C. Services Provided by the Adviser, Sub-Advisers and Administrator" is hereby deleted and replaced with:

Expenses not expressly assumed by the Adviser under the Investment Advisory Agreement or by the Administrator under the Administration Agreement or by the Sub-Advisers for the European Equity Portfolio, the Global Infrastructure Portfolio and the Money Market Portfolio under the Sub-Advisory Agreements or by the Distributor, will be paid by the Portfolios.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

STATEMENT OF ADDITIONAL INFORMATION

Morgan Stanley
Variable Investment Series

April 30, 2012

Portfolios

Money Market Portfolio

Limited Duration Portfolio

Income Plus Portfolio

Global Infrastructure Portfolio

European Equity Portfolio

Multi Cap Growth Portfolio

Aggressive Equity Portfolio

Strategist Portfolio

This Statement of Additional Information ("SAI") for Morgan Stanley Variable Investment Series (the "Fund") is not a prospectus. The Fund's Class X Prospectus and the Class Y Prospectus (each dated April 30, 2012) for each portfolio listed above provide the basic information you should know before allocating your investment under your variable annuity contract or your variable life contract. Prospectuses may be obtained without charge from the Fund at its address or telephone number listed below.

The Fund's audited financial statements for the fiscal year ended December 31, 2011, including notes thereto, and the report of Ernst & Young LLP, are herein incorporated by reference from the Fund's Annual Report to Shareholders. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this SAI.

Morgan Stanley
Variable Investment Series
522 Fifth Avenue
New York, NY 10036
(800) 869-NEWS

I.	Fund History	4
II.	Description of the Fund and Its Investments and Risks	4
	A. Classification	4
	B. Eligible Purchasers	4
	C. Investment Strategies and Risks	4
	D. Fund Policies/Investment Restrictions	28
	E. Disclosure of Portfolio Holdings	30
III.	Management of the Fund	33
	A. Board of Trustees	33
	B. Management Information	34
	C. Compensation	43
IV.	Control Persons and Principal Holders of Securities	45
V.	Investment Advisory and Other Services	45
	A. Adviser, Sub-Advisers and Administrator	45
	B. Principal Underwriter	48
	C. Services Provided by the Adviser, Sub-Advisers and Administrator	48
	D. Rule 12b-1 Plan	49
	E. Other Service Providers	50
	F. Fund Management	51
	G. Codes of Ethics	53
	H. Proxy Voting Policy and Proxy Voting Record	53
	I. Revenue Sharing	54
VI.	Brokerage Allocation and Other Practices	54
	A. Brokerage Transactions	54
	B. Commissions	55
	C. Brokerage Selection	56
	D. Regular Broker-Dealers	58
VII.	Capital Stock and Other Securities	59
VIII.	Purchase, Redemption and Pricing of Shares	60
	A. Purchase/Redemption of Shares	60
	B. Offering Price	60
IX.	Taxation of the Portfolios and Shareholders	63
X.	Underwriters	66
XI.	Performance Data	66
XII.	Financial Statements	67
XIII.	Fund Counsel	68
	Appendix A — Morgan Stanley Investment Management Proxy Voting Policy and Procedures	A-1
	Appendix B — Description of Ratings	B-1

2

Glossary of Selected Defined Terms

The terms defined in this glossary are frequently used in this SAI (other terms used occasionally are defined in the text of the document).

"Administrator" or "Morgan Stanley Services" — Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Adviser.

"Adviser" — Morgan Stanley Investment Management Inc., a wholly-owned investment adviser subsidiary of Morgan Stanley.

"Contract" — Variable annuity contract and/or variable life insurance contract issued by the insurance company.

"Contract Owners" — Owners of a Contract.

"Custodian" — State Street Bank and Trust Company.

"Distributor" — Morgan Stanley Distribution, Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

"Financial Advisors" — Morgan Stanley authorized financial services representatives.

"Fund" — Morgan Stanley Variable Investment Series, a registered open-end series investment company currently consisting of eight Portfolios.

"Independent Trustees" — Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended ("Investment Company Act")) of the Fund.

"Morgan Stanley & Co." — Morgan Stanley & Co. LLC, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

"Morgan Stanley Funds" — Registered investment companies for which the Adviser serves as the investment adviser and that hold themselves out to investors as related companies for investment and investor services.

"Morgan Stanley Investment Management" — Morgan Stanley Investment Management Inc., a wholly-owned investment adviser subsidiary of Morgan Stanley.

"Morgan Stanley Smith Barney" — Morgan Stanley Smith Barney LLC, a majority-owned broker-dealer subsidiary of Morgan Stanley.

"Portfolio(s)" — The separate investment portfolio(s) of the Fund.

"Sub-Advisers" — Morgan Stanley Investment Management Limited (only applicable to the European Equity Portfolio and the Global Infrastructure Portfolio) and Morgan Stanley Investment Management Company (only applicable to the Global Infrastructure Portfolio), each a wholly-owned subsidiary of Morgan Stanley.

"Transfer Agent" — Morgan Stanley Services Company Inc., a wholly-owned transfer agent subsidiary of Morgan Stanley.

"Trustees" — The Board of Trustees of the Fund.

3

I. FUND HISTORY

The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on February 25, 1983 under the name Dean Witter Variable Annuity Investment Series. Effective February 23, 1988, the Fund's name was changed to Dean Witter Variable Investment Series. On September 1, 1995, the name of the Managed Assets Portfolio was changed to the Strategist Portfolio. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Variable Investment Series. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Variable Investment Series. Effective May 1, 2002, the name of the Short-Term Bond Portfolio was changed to the Limited Duration Portfolio. Effective July 30, 2002, the name of the Competitive Edge "Best Ideas" Portfolio was changed to the Global Advantage Portfolio. Effective December 30, 2004, the name of the European Growth Portfolio was changed to the European Equity Portfolio. Effective April 29, 2005, the name of the Quality Income Plus Portfolio was changed to the Income Plus Portfolio. Effective May 1, 2008, the name of the Equity Portfolio was changed to the Capital Opportunities Portfolio. Effective November 3, 2008, the name of the Utilities Portfolio was changed to the Global Infrastructure Portfolio. Effective April 29, 2011, the name of the Capital Opportunities Portfolio was changed to the Multi Cap Growth Portfolio.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

A. Classification

The Fund is an open-end management investment company which currently offers shares of eight separate portfolios (each a "Portfolio" and, collectively, the "Portfolios"). Each Portfolio is "diversified" as defined in the Investment Company Act.

B. Eligible Purchasers

As discussed in each of the Class X and Class Y Prospectuses, shares of the Portfolios are sold only to particular insurance companies in connection with variable annuity and/or variable life insurance contracts they issue. It is conceivable that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying funds. Although neither the various insurance companies nor the Fund currently foresee any such disadvantage, the Trustees intend to monitor events in order to identify any material irreconcilable conflict between the interest of variable annuity contract owners and variable life insurance contract owners and to determine what action, if any, should be taken in response thereto.

C. Investment Strategies and Risks

The following discussion of each Portfolio's investment strategies and risks should be read with the sections of the Class X and Class Y Prospectuses titled "Principal Investment Strategies," "Principal Risks" and "Additional Information about the Portfolio's Investment Objective(s), Strategies and Risks." For purposes of this section, references to the Adviser, when used in connection with its activities as adviser to the sub-advised Portfolios, include any Sub-Advisers acting under the Adviser's supervision, as applicable.

Convertible Securities. Each Portfolio, other than the Money Market Portfolio, may invest in securities which are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula ("convertible securities"). Convertible securities are generally fixed-income securities (but may include preferred stock) and generally rank senior to the common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by a Portfolio at varying price levels above their investment values and/or their conversion values in keeping with the Portfolio's investment objective(s).

4

With respect to each Portfolio other than the Money Market Portfolio, the Limited Duration Portfolio, the Income Plus Portfolio and the Strategist Portfolio, up to 5% of the Portfolio's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as "junk bonds." Although the Portfolio selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Portfolio, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

Limited Partnerships.  Each Portfolio, other than the Money Market Portfolio, the Limited Duration Portfolio and the Income Plus Portfolio, may purchase limited partnerships. A limited partnership interest entitles a Portfolio to participate in the investment return of the partnership's assets as defined by the agreement among the partners. As a limited partner, a Portfolio generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner's liability generally is limited to the amount of its commitment to the partnership. A Portfolio that invests in limited partnership interests may invest to the same extent in limited liability company interests. Limited liability company interests have similar characteristics as limited partnership interests.

Derivatives. Certain Portfolios may, but are not required to, use various derivatives and related investment strategies as described below. Derivatives may be used for a variety of purposes including hedging, risk management, portfolio management or to earn income. Any or all of the investment techniques described herein may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any derivative by a Portfolio is a function of numerous variables, including market conditions. The Portfolios comply with applicable regulatory requirements when using derivatives, including the segregation or earmarking of cash or liquid assets when mandated by U.S. Securities and Exchange Commission ("SEC") rules or SEC staff positions. Although the Adviser and/or Sub-Advisers seek to use derivatives to further a Portfolio's investment objective(s), no assurance can be given that the use of derivatives will achieve this result.

General Risks of Derivatives.

Derivatives utilized by the Portfolios may involve the purchase and sale of derivative instruments. A derivative is a financial instrument the value of which depends upon (or derives from) the value of another asset, security, interest rate or index. Derivatives may relate to a wide variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. Certain derivative instruments which the Portfolios may use and the risks of those instruments are described in further detail below. A Portfolio may in the future also utilize derivatives techniques, instruments and strategies that may be newly developed or permitted as a result of regulatory changes, consistent with the Portfolio's investment objective(s) and policies. Such newly developed techniques, instruments and strategies may involve risks different than or in addition to those described herein. No assurance can be given that any derivatives strategy employed by a Portfolio will be successful.

The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the instruments underlying such derivatives. Derivatives are highly specialized instruments that require investment techniques and risk analyses different from other portfolio investments. The use of derivative instruments requires an understanding not only of the underlying instrument but also of the derivative itself. Certain risk factors generally applicable to derivative transactions are described below.

•  Derivatives are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a Portfolio's interests. The Portfolio bears the risk that the Adviser and/or Sub-Advisers may incorrectly forecast future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency when establishing a derivatives position for the Portfolio.

•  Derivatives may be subject to pricing risk, which exists when a derivative becomes extraordinarily expensive (or inexpensive) relative to historical prices or corresponding instruments. Under such market conditions, it may not be economically feasible to initiate a transaction or liquidate a position at an advantageous time or price.

•  Many derivatives are complex and often valued subjectively. Improper valuations can result in increased payment requirements to counterparties or a loss of value to the Portfolio.

5

•  Using derivatives as a hedge against a portfolio investment subjects the Portfolio to the risk that the derivative will have imperfect correlation with the portfolio investment, which could result in the Portfolio incurring substantial losses. This correlation risk may be greater in the case of derivatives based on an index or other basket of securities, as the portfolio securities being hedged may not duplicate the components of the underlying index or the basket may not be of exactly the same type of obligation as those underlying the derivative. The use of derivatives for "cross hedging" purposes (using a derivative based on one instrument as a hedge for a different instrument) may also involve greater correlation risks.

•  While using derivatives for hedging purposes can reduce the Portfolio's risk of loss, it may also limit the Portfolio's opportunity for gains or result in losses by offsetting or limiting the Portfolio's ability to participate in favorable price movements in portfolio investments.

•  Derivatives transactions for non-hedging purposes involve greater risks and may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that the Portfolio enters into a derivatives transaction as an alternative to purchasing or selling the underlying instrument or in order to obtain desired exposure to an index or market, the Portfolio will be exposed to the same risks as are incurred in purchasing or selling the underlying instruments directly.

•  The use of certain derivatives transactions involves the risk of loss resulting from the insolvency or bankruptcy of the counterparty to the contract or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

•  Liquidity risk exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, the Portfolio may be unable to initiate a transaction or liquidate a position at an advantageous time or price.

•  Certain derivatives transactions are not entered into or traded on exchanges or in markets regulated by the U.S. Commodity Futures Trading Commission ("CFTC") or the SEC. Instead, such over-the-counter ("OTC") derivatives are entered into directly by a Portfolio and a counterparty and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty that is approved by the Adviser and/or Sub-Advisers in accordance with guidelines established by the Board. Where no such counterparty is available, the Portfolio will be unable to enter into a desired OTC transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the Portfolio may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to exchange participants are not available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, the Portfolio would bear greater risk of default by the counterparties to such transactions.

•  The Portfolio may be required to make physical delivery of portfolio securities underlying a derivative in order to close out a derivatives position or to sell portfolio securities at a time or price at which it may be disadvantageous to do so in order to obtain cash to close out or to maintain a derivatives position.

•  As a result of the structure of certain derivatives, adverse changes in the value of the underlying instrument can result in losses substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•  Certain derivatives may be considered illiquid and therefore subject to the Portfolio's limitation on investments in illiquid securities.

•  Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States are subject to the risk of governmental action affecting the trading in, or the prices of, foreign securities, currencies and other

6

instruments. The value of such positions could be adversely affected by foreign political and economic factors; lesser availability of data on which to make trading decisions; delays on the Portfolio's ability to act upon economic events occurring in foreign markets; and less liquidity than U.S. markets.

•  Currency derivatives are subject to additional risks. Currency derivatives transactions may be negatively affected by government exchange controls, blockages and manipulations. Currency exchange rates may be influenced by factors extrinsic to a country's economy. There is no systematic reporting of last sale information with respect to foreign currencies. As a result, the available information on which trading in currency derivatives will be based may not be as complete as comparable data for other transactions. Events could occur in the foreign currency market which will not be reflected in currency derivatives until the following day, making it more difficult for the Portfolio to respond to such events in a timely manner.

Options

An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the seller of the option (the "option writer") the underlying security at a specified fixed price (the "exercise price") on or prior to a specified date (the "expiration date"). The buyer of the option pays to the option writer the option premium, which is the purchase price of the option.

Exchange-traded options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. OTC options are purchased from or sold to counterparties through direct bilateral agreements between a Portfolio and its counterparties. Certain options, such as options on individual securities, may be settled through physical delivery of the underlying security, whereas other options, such as index options, are settled in cash in an amount based on the value of the underlying instrument multiplied by a specified multiplier.

Writing Options. Certain Portfolios may write call and put options. As the writer of a call option, the Portfolio receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. If the option expires without being exercised the Portfolio is not required to deliver the underlying security but retains the premium received.

The Portfolios may only write call options that are "covered." A call option on a security is covered if (a) the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, such amount is maintained by the Portfolio in segregated or earmarked cash or liquid assets) upon conversion or exchange of other securities held by the Portfolio; or (b) the Portfolio has purchased a call on the underlying security, the exercise price of which is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Portfolio in segregated or earmarked cash or liquid assets.

Selling call options involves the risk that the Portfolio may be required to sell the underlying security at a disadvantageous price, below the market price of such security, at the time the option is exercised. As the writer of a covered call option, the Portfolio forgoes, during the option's life, the opportunity to profit from increases in the market value of the underlying security covering the option above the sum of the premium and the exercise price but retains the risk of loss should the price of the underlying security decline.

Certain Portfolios may write put options. As the writer of a put option, the Portfolio receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to pay the exercise price and receive delivery of the underlying security. If the option expires without being exercised, the Portfolio is not required to receive the underlying security in exchange for the exercise price but retains the option premium.

The Portfolios may only write put options that are "covered." A put option on a security is covered if (a) the Portfolio segregates or earmarks cash or liquid assets equal to the exercise price; or (b) the Portfolio has purchased a put on the same security as the put written, the exercise price of which is

7

(i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Portfolio in segregated or earmarked cash or liquid assets.

Selling put options involves the risk that the Portfolio may be required to buy the underlying security at a disadvantageous price, above the market price of such security, at the time the option is exercised. While the Portfolio's potential gain in writing a covered put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, the Portfolio's risks of loss is equal to the entire value of the underlying security, offset only by the amount of the premium received.

The Portfolios may close out an options position which it has written through a closing purchase transaction. The Portfolio would execute a closing purchase transaction with respect to a call option written by purchasing a call option on the same underlying security and having the same exercise price and expiration date as the call option written by the Portfolio. The Portfolio would execute a closing purchase transaction with respect to a put option written by purchasing a put option on the same underlying security and having the same exercise price and expiration date as the put option written by the Portfolio. A closing purchase transaction may or may not result in a profit to a Portfolio. The Portfolio could close out its position as an option writer only if a liquid market exists for options on the same underlying security and having the same exercise date as the option written by the Portfolio. There is no assurance that such a market will exist with respect to any particular option.

The writer of an option generally has no control over the time when the option is exercised and the option writer is required to deliver or acquire the underlying security. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option. Thus, the use of options may require the Portfolio to buy or sell portfolio securities at inopportune times or for prices other than the current market values of such securities, may limit the amount of appreciation the Portfolio can realize on an investment, or may cause the Portfolio to hold a security that it might otherwise sell.

Purchasing Options.  Certain Portfolios may purchase call and put options. As the buyer of a call option, the Portfolio pays the premium to the option writer and has the right to purchase the underlying security from the option writer at the exercise price. If the market price of the underlying security rises above the exercise price, the Portfolio could exercise the option and acquire the underlying security at a below-market price, which could result in a gain to the Portfolio, minus the premium paid. As the buyer of a put option, the Portfolio pays the premium to the option writer and has the right to sell the underlying security to the option writer at the exercise price. If the market price of the underlying security declines below the exercise price, the Portfolio could exercise the option and sell the underlying security at an above-market price, which could result in a gain to the Portfolio, minus the premium paid. The Portfolio may buy call and put options whether or not it holds the underlying securities.

As a buyer of a call or put option, the Portfolio may sell put or call options that it has purchased at any time prior to such option's expiration date through a closing sale transaction. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, the underlying security's dividend policy, and the time remaining until the expiration date. A closing sale transaction may or may not result in a profit to the Portfolio. The Portfolio's ability to initiate a closing sale transaction is dependent upon the liquidity of the options market and there is no assurance that such a market will exist with respect to any particular option. If the Portfolio does not exercise or sell an option prior to its expiration date, the option expires and becomes worthless.

OTC Options.  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options generally are established through negotiation between the parties to the options contract. This type of arrangement allows the purchaser and writer greater flexibility to tailor the option to their needs. OTC options are available for a greater variety of securities or other assets, and in a wider range of expiration dates and exercise prices, than exchange-traded options. However, unlike exchange-traded options, which are issued and guaranteed by a regulated intermediary, such as the OCC, OTC options are entered into directly with the counterparty. Unless the counterparties provide for it, there is no central clearing or guaranty function for an OTC option. Therefore, OTC options are subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser and/or Sub-Advisers must assess the

8

creditworthiness of the counterparty to determine the likelihood that the terms of the option will be satisfied. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. As a result, the Portfolio may be unable to enter into closing sale transactions with respect to OTC options.

Index Options.  Call and put options on indices operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on an index give the holder the right to receive, upon exercise of the option, an amount of cash determined by reference to the value of the underlying index. The underlying index may be a broad-based index or a narrower market index. Unlike many options on securities, all settlements are in cash. The settlement amount, which the writer of an index option must pay to the holder of the option upon exercise, is generally equal to the difference between the fixed exercise price of the option and the value of the underlying index, multiplied by a specified multiplier. The multiplier determines the size of the investment position the option represents. Gain or loss to the Portfolio on index options transactions will depend on price movements of the underlying index generally or in a particular segment of the index, in part, rather than price movements of individual components of the index. As with other options, the Portfolio may close out its position in index options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.

Index options written by a Portfolio will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating or earmarking cash or liquid assets. The Portfolio may cover call options written on an index by owning securities or other assets whose price changes, in the opinion of the Adviser and/or Sub-Advisers, are expected to correlate to those of the underlying index.

Foreign Currency Options.  Options on foreign currencies operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on foreign currencies give the holder the right to buy or sell foreign currency for a fixed amount in U.S. dollars or other base currencies. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar or other base currency. The price of the option may vary with changes in, among other things, the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and foreign investment generally. As with other options, the Portfolio may close out its position in foreign currency options through closing purchase transactions and closing sale transactions provided that a liquid market exists for such options.

Foreign currency options written by a Portfolio will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating or earmarking cash or liquid assets.

Additional Risks of Options Transactions.  The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself. Options may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•  The exercise of options written or purchased by a Portfolio could cause the Portfolio to sell portfolio securities, thus increasing the Portfolio's portfolio turnover.

•  A Portfolio pays brokerage commissions each time it writes or purchases an option or buys or sells an underlying security in connection with the exercise of an option. Such brokerage commissions could be higher relative to the commissions for direct purchases of sales of the underlying securities.

•  The Portfolio's options transactions may be limited by limitations on options positions established by the SEC, the CFTC or the exchanges on which such options are traded.

•  The hours of trading for exchange listed options may not coincide with the hours during which the underlying securities are traded. To the extent that the options markets close before the markets

9

for the underlying securities, significant price and rate movements can take place in the underlying securities that cannot be reflected in the options markets.

•  Index options based upon a narrow index of securities or other assets may present greater risks than options based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in the values of a smaller number of securities or other assets.

•  The Portfolio is subject to the risk of market movements between the time that an option is exercised and the time of performance thereunder, which could increase the extent of any losses suffered by the Portfolio in connection with options transactions.

Futures Contracts

A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of a commodity at a specific price at a specific future time (the "settlement date"). Futures contracts may be based on, among other things, a specified equity security (securities futures), a specified debt security or reference rate (interest rate futures), the value of a specified securities index (index futures) or the value of a foreign currency (forward contracts and currency futures). The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The buyer of a futures contract agrees to purchase the underlying instrument on the settlement date and is said to be "long" the contract. The seller of a futures contract agrees to sell the underlying instrument on the settlement date and is said to be "short" the contract. Futures contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date (such as in the case of securities futures based on a specified debt security) or by payment of a cash settlement amount on the settlement date (such as in the case of futures contracts relating to interest rates, foreign currencies and broad-based securities indexes). In the case of cash settled futures contracts, the settlement amount is equal to the difference between the reference instrument's price on the last trading day of the contract and the reference instrument's price at the time the contract was entered into. Most futures contracts, particularly futures contracts requiring physical delivery, are not held until the settlement date, but instead are offset before the settlement date through the establishment of an opposite and equal futures position (buying a contract that had been sold, or selling a contract that had been purchased). All futures transactions are effected through a clearinghouse associated with the exchange on which the futures are traded.

The buyer and seller of a futures contract are not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the buyer and seller are required to deposit "initial margin" with a futures commission merchant when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, the party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The process is known as "marking-to-market." Upon the closing of a futures position through the establishment of an offsetting position, a final determination of variation margin will be made and additional cash will be paid by or released to the Portfolio.

In addition, the Portfolio may be required to maintain segregated cash or liquid assets in order to cover futures transactions. The Portfolio will segregate or earmark cash or liquid assets in an amount equal to the difference between the market value of a futures contract entered into by the Portfolio and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such contract or as otherwise permitted by SEC rules or SEC staff positions. See "Regulatory Matters" below.

Currency Forward Contracts and Currency Futures. A foreign currency forward exchange contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the foreign currency forward exchange contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency futures are similar to foreign currency forward exchange contracts, except that they are traded on an exchange and standardized as to contract size and delivery date. Most currency futures call for payment or delivery in U.S. dollars. Unanticipated changes in currency prices may result in losses to the Portfolio and poorer overall performance for the Portfolio than if it had not entered into foreign currency forward exchange or futures contracts. Certain Portfolios may enter into foreign currency

10

forward exchange or futures contracts under various circumstances. The typical use of a foreign currency forward exchange or futures contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency, which the Portfolio is holding in its portfolio. By entering into a foreign currency forward exchange or futures contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Portfolio may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. The Adviser and/or Sub-Advisers also may from time to time utilize foreign currency forward exchange or futures contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Portfolio may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

The Portfolios will not enter into foreign currency forward exchange or futures contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's portfolio securities.

When required by law, a Portfolio will segregate or earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Portfolio's total assets committed to the consummation of foreign currency forward exchange or futures contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be segregated or earmarked on a daily basis so that the value of such securities will equal the amount of the Portfolio's commitments with respect to such contracts.

The Portfolio may be limited in its ability to enter into hedging transactions involving foreign currency forward exchange or futures contracts by the Internal Revenue Code of 1986, as amended (the "Code"), requirements relating to qualification as a regulated investment company.

Foreign currency forward exchange and futures contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Portfolio's volatility and may involve a significant amount of risk relative to the investment of cash.

Options on Futures Contracts. Options on futures contracts are similar to options on securities except that options on futures contracts give the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position in the case of a call option and a short position in the case of a put option) at a specified exercise price at any time prior to the expiration of the option. Upon exercise of the option, the parties will be subject to all of the risks associated with futures transactions and subject to margin requirements. As the writer of options on futures contracts, a Portfolio would also be subject to initial and variation margin requirements on the option position.

Options on futures contracts written by the Portfolio will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating or earmarking cash or liquid assets. The Portfolio may cover an option on a futures contract by purchasing or selling the underlying futures contract. In such instances the exercise of the option will serve to close out the Portfolio's futures position.

Additional Risks of Futures Transactions. The risks associated with futures contract transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Futures are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of futures requires an understanding not only of the underlying instrument but also of the futures contract itself. Futures may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•  The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the commodity underlying a futures position may result in immediate and substantial loss (or gain) to a Portfolio.

11

•  Buying and selling futures contracts may result in losses in excess of the amount invested in the position in the form of initial margin. In the event of adverse price movements in the underlying commodity, security, index, currency or instrument, the Portfolio would be required to make daily cash payments to maintain its required margin. The Portfolio may be required to sell portfolio securities, or make or take delivery of the underlying securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The Portfolio could lose margin payments deposited with a futures commission merchant if the futures commission merchant breaches its agreement with the Portfolio, becomes insolvent or declares bankruptcy.

•  Most exchanges limit the amount of fluctuation permitted in futures contract prices during any single trading day. Once the daily limit has been reached in a particular futures contract, no trades may be made on that day at prices beyond that limit. If futures contract prices were to move to the daily limit for several trading days with little or no trading, the Portfolio could be prevented from prompt liquidation of a futures position and subject to substantial losses. The daily limit governs only price movements during a single trading day and therefore does not limit the Portfolio's potential losses.

•  Index futures based upon a narrower index of securities may present greater risks than futures based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in value of a small number of securities.

Swap Contracts and Related Derivative Instruments

An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. A small percentage of swap contracts are cleared through a central clearinghouse. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Most swap agreements are generally not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. Therefore, these OTC swaps are generally subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser and/or Sub-Advisers must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the swap will be satisfied.

Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments, U.S. dollar denominated payments may be exchanged for payments denominated in foreign currencies, and payments tied to the price of one security, index, reference rate, currency or other instrument may be exchanged for payments tied to the price of a different security, index, reference rate, currency or other instrument. Swap contracts are typically individually negotiated and structured to provide exposure to a variety of particular types of investments or market factors. Swap contracts can take many different forms and are known by a variety of names. To the extent consistent with a Portfolio's investment objectives and policies, the Portfolio is not limited to any particular form or variety of swap contract. the Portfolio may utilize swaps to increase or decrease its exposure to the underlying instrument, reference rate, foreign currency, market index or other asset. The Portfolio may also enter into related derivative instruments including caps, floors and collars.

A Portfolio may be required to cover swap transactions. Obligations under swap agreements entered into on a net basis are generally accrued daily and any accrued but unpaid amounts owed by the Portfolio to the swap counterparty will be covered by segregating or earmarking cash or liquid assets. If the Portfolio enters into a swap agreement on other than a net basis, the Portfolio will segregate or earmark cash or liquid assets with a value equal to the full amount of the Portfolio's accrued obligations under the agreement.

Interest Rate Swaps, Caps, Floors and Collars. Interest rate swaps consist of an agreement between two parties to exchange their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are generally entered into on a net basis. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make.

12

Certain Portfolios may also buy or sell interest rate caps, floors and collars. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a specified notional amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a specified notional amount from the party selling the interest rate floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rate of values. Caps, floors and collars may be less liquid than other types of swaps. If a Portfolio sells caps, floors and collars, it will segregate liquid assets with a value equal to the full amount, accrued daily, of the Portfolio's net obligations with respect to the caps, floors or collars.

Index Swaps. An index swap consists of an agreement between two parties in which a party exchanges a cash flow based on a notional amount of a reference index for a cash flow based on a different index or on another specified instrument or reference rate. Index swaps are generally entered into on a net basis.

Inflation Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index), and the other party pays a compounded fixed rate. Inflation swap agreements may be used to protect the net asset value of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index. The value of inflation swap agreements is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation.

Currency Swaps. A currency swap consists of an agreement between two parties to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them, such as exchanging a right to receive a payment in a foreign currency for the right to receive U.S. dollars. Currency swap agreements may be entered into on a net basis or may involve the delivery of the entire principal value of one designated currency in exchange for the entire principal value of another designated currency. In such cases, the entire principal value of a currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.

Credit Default Swaps. A credit default swap consists of an agreement between two parties in which the "buyer" agrees to pay to the "seller" a periodic stream of payments over the term of the contract and the seller agrees to pay the buyer the par (or other agreed-upon) value of a referenced debt obligation upon the occurrence of a credit event with respect to the issuer of that referenced debt obligation. Generally, a credit event means a bankruptcy, failure to pay or a restructuring. A Portfolio may be either the buyer or seller in a credit default swap. As the buyer in a credit default swap, the Portfolio would pay to the counterparty the periodic stream of payments. If no default occurs, the Portfolio would receive no benefit from the contract. As the seller in a credit default swap, the Portfolio would receive the stream of payments but would be subject to exposure on the notional amount of the swap, which it would be required to pay in the event of default. The Portfolio will generally earmark or segregate cash or liquid assets to cover any potential obligation under a credit default swap sold by the Portfolio. The use of credit default swaps could result in losses to the Portfolio if the Adviser and/or Sub-Advisers fail to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

Swaptions. An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

General Risks of Swaps. The risks associated with swap transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of swaps requires an understanding not only of the underlying instrument but also of the swap contract itself. Swap transactions may be subject to the risk

13

factors generally applicable to derivatives transactions described above, and may also be subject to certain additional risk factors, including:

•  Many swap agreements are not traded on exchanges and not subject to a similar level of government regulation like exchange-traded derivatives. As a result, parties to a swap agreement are not protected by such government regulations to the same extent as participants in transactions in derivatives traded on organized exchanges.

•  In addition to the risk of default by the counterparty, if the creditworthiness of a counterparty to a swap agreement declines, the value of the swap agreement would be likely to decline, potentially resulting in losses.

•  The swaps market is a relatively new market and currently is largely unregulated. It is possible that further developments in the swaps market, including future governmental regulation, could adversely affect the Portfolio's ability to utilize swaps, terminate existing swap agreements or realize amounts to be received under such agreements.

Structured Investments

Certain Portfolios also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market, for which the amount of principal repayment and/or interest payments is based on the change in value of such underlying security, currency, commodity or market, including, among others, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices or other financial reference. Structured investments may come in various forms, including notes, warrants and options to purchase securities and may be listed and traded on an exchange or otherwise traded in the OTC market.

A Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to such security, currency, commodity or market is limited or inefficient from a tax, cost or regulatory standpoint. Investments in structured investments involve risks including counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk because the Portfolio is relying on the creditworthiness of such counterparty and has no rights with respect to the issuer of the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these investments.

A structured investment may be linked either positively or negatively to its underlying security, currency, commodity or market and a change in interest rate, principal amount or other factor, depending on the structured investment's design, may be a multiple of the factor's movement. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the referenced factor could result in a relatively large loss in the value of a structured investment.

Other types of structured investments include interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. This type of securitization or restructuring usually involves the deposit or purchase of an underlying security by a U.S. or foreign entity, such as a corporation or trust of specified instruments, and the issuance by that entity of one or more classes of securities backed by, or representing an interest in, the underlying instruments.

The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. Structured investments which are subordinated, for example, in payment priority often offer higher returns, but may result in increased risks compared to other investments.

Combined Transactions

Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions) instead of a single

14

derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. Certain Portfolios may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Adviser and/or Sub-Advisers, it is in the best interest of the Portfolio to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

Regulatory Matters

As described herein, a Portfolio may be required to cover its potential economic exposure to certain derivatives transactions by holding an offsetting financial position and/or segregating or earmarking cash or liquid assets equal in value to the Portfolio's potential economic exposure under the transaction. The Portfolio will cover such transactions as described herein or in such other manner in accordance with applicable laws and regulations. Assets used to cover derivatives transactions cannot be sold while the derivatives position is open, unless they are replaced by other appropriate assets. Segregated or earmarked cash or liquid assets and assets held in margin accounts are not otherwise available to the Portfolio for investment purposes. If a large portion of the Portfolio's assets are used to cover derivatives transactions or are otherwise segregated or earmarked, it could affect portfolio management or the Portfolio's ability to meet redemption requests or other current obligations. With respect to derivatives which are cash-settled (i.e., have no physical delivery requirement), the Portfolio is permitted to earmark cash or set aside liquid assets in an amount equal to the Portfolio's daily marked-to-market net obligations (i.e., the Portfolio's daily net liability) under the derivative, if any, rather than the derivative's full notional value or the market value of the instrument underlying the derivative, as applicable. By earmarking cash or setting aside assets equal to only its net obligations under cash-settled derivatives, the Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to earmark cash or segregate assets equal to the full notional amount of the derivative or the market value of the underlying instrument, as applicable.

Regulatory developments affecting the exchange-traded and OTC derivatives markets may impair the Portfolios' ability to manage or hedge their investment portfolio through the use of derivatives. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and the rules promulgated thereunder may limit the ability of the Portfolios to enter into one or more exchange-traded or OTC derivatives transactions. In particular, pursuant to authority granted under the Dodd-Frank Act, the CFTC in October 2011 promulgated final rules that impose new federal position limits on listed futures and options contracts on, and economically equivalent OTC derivatives referencing, 28 individual agricultural, metal and energy commodities. A Portfolio's futures and options positions in these 28 contracts will be aggregated with its positions, if any, in economically equivalent OTC derivatives referencing these contracts. These new position limits, which will be imposed on the Portfolios and their counterparties, may impact the Portfolios' ability to invest in futures, options and swaps in a manner that efficiently meets their investment objective(s). Derivative positions of all investment companies advised by the Adviser and/or Sub-Advisers are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in excess of these limits and may impose certain other sanctions or restrictions.

The Portfolios' use of derivatives may be limited by the requirements of the Code for qualification as a regulated investment company for U.S. federal income tax purposes.

In February 2012, the CFTC adopted certain regulatory changes that may impact the Fund by subjecting the Adviser to registration with the CFTC as the commodity pool operator ("CPO") of a Portfolio, unless the Portfolio is able to comply with certain trading and marketing limitations on its investments in futures and certain other instruments. If the Adviser becomes subject to CFTC registration as a CPO, the disclosure and operations of the Portfolio would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase Portfolio expenses.

Mortgage-Backed Securities ("MBSs"). Certain Portfolios may invest in mortgage pass-through securities. These securities represent a participation interest in a pool of residential mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on

15

the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates. The Portfolios may invest in mortgage pass-through securities that are issued or guaranteed by the U.S. Government. These securities are either direct obligations of the U.S. Government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although the U.S. Treasury is not legally required to extend credit to the agency or instrumentality. Certain of the U.S. government securities purchased by the Portfolios, such as those issued by the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac"), are not backed by the full faith and credit of the United States and there is a risk that the U.S. Government will not provide financial support to these agencies if it is not obligated to do so by law. In September 2008, the U.S. Treasury Department announced that the U.S. Government would be taking over Freddie Mac and Fannie Mae and placing the companies into a conservatorship. In addition, the U.S. Treasury announced additional steps that it intended to take with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac in order to support the conservatorship. No assurance can be given that these initiatives will be successful. The maximum potential liability of the issuers of some U.S. government securities held by the Portfolios may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

To the extent the Portfolios invest in mortgage pass-through securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Portfolios may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a MBS and could result in losses to the Portfolios. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Collateralized Mortgage Obligations ("CMOs"). Certain Portfolios may invest in collateralized mortgage obligations ("CMOs"), which are mortgage-backed securities that are collateralized by mortgage loans or mortgage pass-through securities, and multi-class pass-through securities, which are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Unless the context indicates otherwise, the discussion of CMOs below also applies to multi-class pass through securities.

CMOs may be issued by governmental or government-related entities or by private entities, such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market traders. CMOs are issued in multiple classes, often referred to as "tranches," with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds.

The principal and interest on the underlying collateral may be allocated among the several tranches of a CMO in innumerable ways. In a common CMO structure, the tranches are retired sequentially in the order of their respective stated maturities or final distribution dates (as opposed to the pro-rata return of principal found in traditional pass-through obligations). The fastest-pay tranches would initially receive all principal payments. When those tranches are retired, the next tranches in the sequence receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment

16

rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. In addition, the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous time or price.

New types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these newer structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

CMOs may include real estate investment conduits ("REMICs"). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property.

The Portfolios may invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one tranche. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each tranche which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are a form of parallel pay CMO, with the required principal payment on such securities having the highest priority after interest has been paid to all classes. PAC Bonds generally require payments of a specified amount of principal on each payment date.

Stripped Mortgage-Backed Securities. Certain Portfolios may invest in stripped mortgage-backed securities ("SMBS"). An SMBS is a derivative multi-class mortgage security. SMBS usually are structured with two classes that receive different proportions of the interest and principal distribution on a pool of mortgage assets. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield of POs could be materially adversely affected. The market values of IOs and POs are subject to greater risk of fluctuation in response to changes in market rates of interest than many other types of government securities. To the extent the Portfolio invests in IOs and POs, this increases the risk of fluctuations in the net asset value of the Portfolio.

Inverse Floaters. Certain Portfolios may invest in inverse floaters. Inverse floating rate obligations are obligations which pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater, while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

Asset-Backed Securities. Certain Portfolios may invest in asset-backed securities. Asset-backed securities utilize the securitization techniques used to develop mortgage-backed securities. These techniques are also applied to a broad range of other assets. Various types of assets, primarily automobile

17

and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures. These types of securities are known as asset-backed securities. The Portfolio may invest in any type of asset-backed security. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Commercial Mortgage-Backed Securities ("CMBS"). Certain Portfolios may invest in CMBS. CMBS are generally multi-class or pass-through securities issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties, including, but not limited to, industrial and warehouse properties, office buildings, retail space and shopping malls, hotels, healthcare facilities, multifamily properties and cooperative apartments. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of this property. An extension of the final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in a lower yield for discount bonds and a higher yield for premium bonds.

CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g. significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

Money Market Securities. In addition to the short-term fixed-income securities in which the Portfolios may otherwise invest, the Portfolios may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. (This section does not apply to the Money Market Portfolio (other than with respect to European certificates of deposit and repurchase agreements), whose money market instruments are described in its Prospectus.) Such securities are limited to:

U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $250,000 principal amount per certificate (a temporary increase from $100,000, which is due to expire on December 31, 2013), and to 10% or less of each Portfolio's (other than the Money Market Portfolio's) total assets in all such obligations and in all illiquid assets, in the aggregate, and to 5%

18

or less of the Money Market Portfolio's total assets in all such obligations and in all illiquid assets, in the aggregate;

Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

Repurchase Agreements. The Portfolios may invest in repurchase agreements. For certain Portfolios when cash may be available for only a few days, it may be invested by the Portfolios in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Portfolios. These agreements typically involve the acquisition by the Portfolios of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Portfolio will sell back to the institution, and that the institution will repurchase, the underlying securities serving as collateral, at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Portfolios will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Portfolios to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Portfolios follow procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Adviser and/or Sub-Advisers. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price including any accrued interest earned on the repurchase agreement or the daily amortization of the difference between the acquisition price and the resale price specified in the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Portfolios will seek to liquidate such collateral. However, the exercising of the Portfolios' right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolios could suffer a loss. The Money Market Portfolio may invest in repurchase agreements backed by non-governmental collateral. Such collateral will be, at the time the repurchase agreement is entered into, rated investment grade. A Portfolio will not invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Portfolio, amounts to more than 5% of its net assets in the case of the Money Market Portfolio, and 15% of its net assets in the case of each of the other Portfolios. The Portfolios' investments in repurchase agreements may at times be substantial when, in the view of the Portfolios' Adviser and/or Sub-Advisers, liquidity or other conditions warrant.

Zero Coupon Securities. A portion of the fixed-income securities purchased by the Portfolios may be "zero coupon" securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise.

A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Portfolios invest in zero coupon securities, they will not receive current cash available for distribution to shareholders.

In addition, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as a Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Portfolio receives no interest payments in cash on the security during the year.

19

Reverse Repurchase Agreements and Dollar Rolls. Each of the Limited Duration Portfolio, the Income Plus Portfolio and the European Equity Portfolio may use reverse repurchase agreements for purposes of meeting redemptions or as part of its investment strategy. The Limited Duration Portfolio may also use dollar rolls as part of its investment strategy.

Reverse repurchase agreements involve sales by a Portfolio of assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements involve the risk that the market value of the securities a Portfolio is obligated to purchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

Dollar rolls involve a Portfolio selling securities for delivery in the current month and simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Portfolio will forgo principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage and are considered borrowings by a Portfolio. With respect to each of the Income Plus Portfolio and the European Equity Portfolio, reverse repurchase agreements may not exceed 10% of those Portfolio's total assets.

Real Estate Investment Trusts ("REITs") and Foreign Real Estate Companies. Certain Portfolios may invest in REITs and foreign real estate companies, which are similar to entities organized and operated as REITs in the United States. REITs and foreign real estate companies pool investors' funds for investment primarily in real estate properties or real estate-related loans. REITs and foreign real estate companies generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs and/or foreign real estate companies. REITs and foreign real estate companies are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs and foreign real estate companies depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT's and/or a foreign real estate company's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. Operating REITs and foreign real estate companies requires specialized management skills and a Portfolio indirectly bears REIT and foreign real estate company management expenses along with the direct expenses of the Portfolio. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

Loans of Portfolio Securities. Each Portfolio may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of a Portfolio. The Portfolios employ an agent to implement the securities lending program and the agent receives a fee from the Portfolio for its services. No Portfolio will lend more than 33 1/3% of the value of its total assets.

Each Portfolio may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the

20

securities loaned rises (i.e., the borrower "marks-to-market" on a daily basis); (iii) the loan be made subject to termination by the Portfolio at any time; and (iv) the Portfolio receives a reasonable return on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but a Portfolio will retain the right to call any security in anticipation of a vote that its Adviser and/or Sub-Advisers deem material to the security on loan.

There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Adviser or Sub-Advisers to be creditworthy and when, in the judgment of the Adviser and/or Sub-Advisers, the income which can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Trustees. A Portfolio also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time, each Portfolio may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment may take place a month or more after the date of commitment. While a Portfolio will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Portfolio may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

At the time a Portfolio makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of a Portfolio's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. A Portfolio will also earmark cash or liquid assets or establish a segregated account on the Portfolio's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

When, As and If Issued Securities. Each Portfolio, other than the Money Market Portfolio, may purchase securities on a "when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in a Portfolio until the Adviser and/or Sub-Advisers determine that issuance of the security is probable. At that time, the Portfolio will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Portfolio will also earmark cash or liquid assets or establish a segregated account on the Portfolio's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

An increase in the percentage of the Portfolio assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. A Portfolio may also sell securities on a "when, as and if issued" basis, provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Portfolio at the time of sale.

Private Placements and Restricted Securities. The Money Market Portfolio may invest up to 5% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable; each of the Income Plus Portfolio, the Multi Cap Growth Portfolio, the European Equity Portfolio, the Strategist Portfolio, the Global Infrastructure Portfolio, the Limited Duration Portfolio and the Aggressive Equity Portfolio may invest up to 15% of its net assets in such restricted securities. (With respect to these Portfolios, securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not

21

subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Such securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. To the extent these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolios or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Fund to sell certain securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, the Portfolios may be required to bear the expenses of registration.

Rule 144A permits the above-listed Portfolios to sell restricted securities to qualified institutional buyers without limitation. The Adviser and/or Sub-Advisers, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by a Portfolio. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed, as to the Money Market Portfolio, 5% of the Portfolio's net assets and, as to each of the other Portfolios listed above, 15% of the Portfolio's net assets, as more fully described under "Fund Policies/Investment Restrictions" below. However, investing in Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent a Portfolio, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

Private Investments in Public Equity. Each Portfolio, other than the Money Market Portfolio, the Limited Duration Portfolio and the Income Plus Portfolio, may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class ("private investments in public equity" or "PIPES"). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and a Portfolio cannot freely trade the securities. Generally such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Warrants and Subscription Rights. Each Portfolio, other than the Money Market Portfolio and the Income Plus Portfolio, may acquire warrants and subscription rights attached to other securities. In addition, each of the European Equity Portfolio, the Multi Cap Growth Portfolio and the Strategist Portfolio may invest up to 5% of its assets in warrants not attached to other securities, with a limit of up to 2% of its total assets in warrants that are not listed on the New York Stock Exchange, Inc. ("NYSE") or other exchange. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

Public Bank Loans. The Income Plus Portfolio may invest in public loans made by banks or other financial institutions, which may be rated investment grade (Baa or higher by Moody's, or BBB or higher by S&P) or below investment grade (below Baa by Moody's or below BBB by S&P). Public bank loans are privately negotiated loans for which information about the issuer has been made publicly available. However, public bank loans are not registered under the Securities Act and are not publicly traded. They usually are second lien loans normally lower in priority of payment to senior loans, but have seniority in a company's capital structure to other claims, such as subordinated corporate bonds or publicly-issued equity so that in the event of bankruptcy or liquidation, the company is required to pay down these second lien loans prior to such other lower-ranked claims on their assets. Bank loans normally pay floating rates that reset frequently, and as a result, protect investors from increases in interest rates.

Bank loans generally are negotiated between a borrower and several financial institutional lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for

22

negotiating the loan agreement that establishes the terms and conditions of the loan and the rights of the borrower and the lenders, monitoring any collateral, and collecting principal and interest on the loan. By investing in a loan, the Portfolio becomes a member of a syndicate of lenders. Certain bank loans are illiquid, meaning that the Portfolio may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. To the extent a bank loan has been deemed illiquid, it will be subject to the Portfolio's restriction on investments in illiquid securities. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Bank loans are subject to the risk of default. Default in the payment of interest or principal on a loan will result in a reduction of income to the Portfolio, a reduction in the value of the loan, and a potential decrease in the Portfolio's net asset value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Bank loans are subject to the risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments. As discussed above, however, because bank loans reside higher in the capital structure than high yield bonds, default losses have been historically lower in the bank loan market. Bank loans that are rated below investment grade share the same risks of other below investment grade securities.

Foreign Investment. The Portfolios may invest in foreign securities. Investing in foreign securities involves certain special considerations which are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic development which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Adviser and Sub-Advisers endeavor to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, investments in certain foreign markets which have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

Investments in securities of foreign issuers may be denominated in foreign currencies. Accordingly, the value of each Portfolio's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. A Portfolio may incur costs in connection with conversions between various currencies.

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

The Adviser and/or Sub-Advisers may consider an issuer to be from a particular country (including the United States) or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

Emerging Market Securities. Each Portfolio, except the Money Market Portfolio, may invest in emerging market securities. An emerging market security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market or developing country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging markets, or (iii) it is organized under the laws of, or has a principal office in, an emerging market or developing country. Based on these criteria it is possible for a security to be considered issued by an issuer in more than one country. Therefore, it is possible for the securities of any issuer that has one or more of these characteristics in connection with any emerging market or developing country not to be considered an emerging market security if it has one or more of these characteristics in connection with a developed country.

23

Emerging market describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

The economies of individual emerging market or developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation or deflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely effected by economic conditions in the countries with which they trade.

Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market or developing countries, and the extent of foreign investment in certain fixed-income securities and domestic companies may be subject to limitation in other emerging market or developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market or developing countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market or developing countries. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investment in emerging market or developing countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that a Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market or developing countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic development (including war) that could affect adversely the economies of such countries or the value of a Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Investments in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

European Investments.  A principal risk factor associated with investment in the European Equity Portfolio relates to the Portfolio's investments in Europe. In particular, adverse political, social or economic developments in Europe, or in a particular European country, could cause a substantial decline in the value of the Portfolio. European countries include both developed and emerging markets and these risks are heightened with respect to the Portfolio's investments in less developed European markets. In addition, because the Portfolio's investments are concentrated in Europe, the Portfolio's performance may be more volatile than if the Portfolio held a more geographically diversified set of investments.

The economies of European countries have become increasingly interconnected due to, among other things, the membership of many European countries in the European Union ("EU") and/or the European Economic and Monetary Union ("EMU"). The EU and EMU have worked to establish a single European market with a common trade policy and a single currency. Many member states have adopted the euro as their single currency and no longer control their own monetary policy. As a result, governments of such countries have less flexibility in the face of economic downturns in their local economies. In addition, the Portfolio's investments could be adversely affected in the event that one or more countries were to abandon the euro, which could cause a decline in the value of the euro and investments tied to those countries.

These concerns have increased in light of the recent global economic crisis that resulted in severe recessions in many European countries and pushed several smaller European economies toward bankruptcy. While certain of the larger European countries have shown signs of recovery, significant risks to

24

growth continue to threaten a potential recovery. These factors include high levels of government debt and deficits, over-regulation and aging populations. Many countries in Europe have adopted measures and are working on regulatory initiatives aimed at increasing the liquidity and stability of financial markets. There is no guarantee that such initiatives will be successful and additional regulation will likely result in increased costs for European market participants.

Brady Bonds. Brady Bonds are both emerging market securities and foreign fixed-income securities. They are created by exchanging existing commercial bank loans to foreign entities for new obligations for the purpose of restructuring the issuers' debts under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated). They are actively traded in the over-the-counter secondary market. The Portfolio will only invest in Brady Bonds consistent with quality specifications.

Dollar-denominated, collateralized Brady Bonds may be fixed rate par bonds or floating rate discount bonds. These Brady Bonds are generally collateralized in full as to principal due at maturity by U.S. Treasury Zero Coupon Obligations having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.

Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury Zero Coupon Obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments due on the Brady Bonds in the normal course.

Floating and Variable Rate Obligations. Certain Portfolios may purchase floating and variable rate obligations, including floating and variable rate municipal obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. Subject to the conditions for using amortized cost valuation under the Investment Company Act, a Portfolio may consider the maturity of a variable or floating rate obligation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Portfolio to receive payment at any time or at specified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Portfolio may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution. Certain of these obligations may be in the form of preferred shares of registered closed-end investment companies.

Sovereign Debt. Debt obligations known as "sovereign debt" are obligations of governmental issuers in emerging market countries and industrialized countries. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations.

A governmental entity's willingness or ability to repay principal and pay interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government's dependence on expected disbursements from third parties, the government's policy toward the International Monetary Fund and the political

25

constraints to which a government may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor's implementation of economic reforms or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the government debtor, which may further impair such debtor's ability or willingness to timely service its debts. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements. The issuers of the government debt securities in which a Portfolio may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. There can be no assurance that the Brady Bonds and other foreign government debt securities in which a Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Portfolio's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Depositary Receipts. Each Portfolio, except the Money Market Portfolio, may invest in depositary receipts. Depositary receipts represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored." Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Portfolio's investment policies, the Portfolio's investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

Investment Company Securities. Investment company securities are securities of other open-end, closed-end and unregistered investment companies, including foreign investment companies and exchange-traded funds. Each Portfolio may invest in investment company securities as may be permitted by (i) the Investment Company Act; (ii) the rules and regulations promulgated by the SEC under the Investment Company Act; or (iii) an exemption or other relief applicable to the Portfolio from provisions of the Investment Company Act. The Investment Company Act generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of a Portfolio's total assets in any one investment company, and no more than 10% in any combination of investment companies. Each Portfolio may invest in investment company securities of investment companies managed by the Adviser or its affiliates to the extent permitted under the Investment Company Act or as otherwise authorized by the SEC. To the extent a Portfolio invests a portion of its assets in investment company securities, those assets will be subject to the risks of the

26

purchased investment company's portfolio securities, and a shareholder in the Portfolio will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly the expenses of the purchased investment company.

To the extent permitted by applicable law, the Portfolios may invest all or some of its short term cash investments in any money market fund advised or managed by the Adviser or its affiliates. In connection with any such investments, a Portfolio, to the extent permitted by the Investment Company Act, will pay its share of all expenses (other than advisory and administrative fees) of a money market fund in which it invests which may result in the Portfolio bearing some additional expenses.

Exchange Traded Funds ("ETFs"). Each Portfolio may invest in shares of various ETFs, including exchange-traded index and bond funds. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an ETF (as with other investment companies), each Portfolio would bear its ratable share of that entity's expenses. At the same time, each Portfolio would continue to pay its own investment management fees and other expenses. As a result, each Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. Further, certain of the ETFs in which the Strategist Portfolio may invest are leveraged. The more the Portfolio invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments.

Borrowing.  In seeking to increase income, the Income Plus Portfolio may borrow to purchase securities. Such borrowing may not exceed 25% of the Portfolio's assets. Each Portfolio, except the Income Plus Portfolio, has an operating policy, which may be changed by the Fund's Board of Trustees, not to borrow except from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed). Should the Board of Trustees remove this operating policy, the Portfolios would be permitted to borrow money from banks in accordance with the Investment Company Act or the rules and regulations promulgated by the SEC thereunder. Currently, the Investment Company Act permits a fund to borrow money from banks in an amount up to 33 1/3% of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). The Portfolios may also borrow an additional 5% of their total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions. The Portfolios will only borrow when the Adviser and/or Sub-Advisers believe that such borrowings will benefit the Portfolios after taking into account considerations such as interest income and possible gains or losses upon liquidation. The Portfolios will maintain asset coverage in accordance with the Investment Company Act.

Borrowing by a Portfolio creates an opportunity for increased net income but, at the same time, creates special risks. For example, leveraging may exaggerate changes in and increase the volatility of the net asset value of Portfolio shares. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's portfolio securities. The use of leverage also may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to maintain asset coverage.

In general, a Portfolio may not issue any class of senior security, except that the Portfolio may (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% for all Portfolio borrowings and in the event such asset coverage falls below 300% the Portfolio will within three days or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including but not limited to options, futures, forward contracts and reverse repurchase agreements, provided that the Portfolio earmarks or segregates liquid assets in accordance with applicable SEC regulations and interpretations.

Contracts for Difference ("CFDs"). Certain Portfolios may purchase CFDs. A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument's value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the

27

margin deposit. A CFD is usually terminated at the buyer's initiative. The seller of the CFD will simply match the exposure of the underlying instrument in the open market and the parties will exchange whatever payment is due.

As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. For example, if the Portfolio buys a long CFD and the underlying security is worth less at the end of the contract, the Portfolio would be required to make a payment to the seller and would suffer a loss. Also, there may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin. CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of the Portfolio's shares, may be reduced.

To the extent that there is an imperfect correlation between the return on the Portfolio's obligation to its counterparty under the CFDs and the return on related assets in its portfolio, the CFD transaction may increase the Portfolio's financial risk. The Portfolio will not enter into a CFD transaction that is inconsistent with its investment objective, policies and strategies.

Additional Information Concerning the Limited Duration Portfolio. The Limited Duration Portfolio's investments in preferred stocks are limited to those rated in one of the four highest categories by a nationally recognized statistical rating organization ("NRSRO"), including Moody's, S&P and Fitch Ratings. Investments in securities rated within the four highest rating categories by a NRSRO are considered "investment grade." However, such securities rated within the fourth highest rating category by a NRSRO may have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings.

D. Fund Policies/Investment Restrictions

The investment objectives, policies and restrictions listed below have been adopted by the Fund as fundamental policies of the Portfolios except as otherwise indicated. Under the Investment Company Act, a fundamental policy of a Portfolio may not be changed without the vote of a majority of the outstanding voting securities of the Portfolio. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares of a Portfolio present at a meeting of Portfolio shareholders, if the holders of 50% of the outstanding shares of the Portfolio are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Portfolio. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from a portfolio, except in the case of borrowing and investments in illiquid securities.

Investment Objectives

The investment objective of each Portfolio is a fundamental policy which may not be changed without the approval of the shareholders of that Portfolio.

Restrictions Applicable to All Portfolios

Each Portfolio will not:

1. Invest in a manner inconsistent with its classification as a "diversified company" as provided by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the Investment Company Act, as amended from time to time.

2. Concentrate its investments in any particular industry, but if deemed appropriate for attainment of its investment objective, a Portfolio may invest up to 25% of its total assets (valued at the time of investment) in any one industry classification used by that Portfolio for investment purposes. The restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, or, in the case of the Money Market Portfolio, to domestic bank obligations (not including obligations issued by foreign branches of such banks). This restriction does not apply, in the case of the Global Infrastructure Portfolio, to the utilities industry in which industry the Portfolio will concentrate.

28

3. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Portfolio from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the Investment Company Act, as amended from time to time.

4. Borrow money, except the Portfolio may borrow money to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the Investment Company Act, as amended from time to time.

5. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Portfolio may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provision of the Investment Company Act, as amended from time to time.

6. Purchase or sell real estate; however, the Portfolio may purchase marketable securities of issuers which engage in real estate operations or which invest in real estate or interests therein, including real estate investment trusts and securities which are secured by real estate or interests therein.

7. Engage in the underwriting of securities, except insofar as the Portfolio may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

8. Issue senior securities, except a Portfolio may issue senior securities to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the Investment Company Act, as amended from time to time.

Restrictions Applicable to the Multi Cap Growth Portfolio Only

The Multi Cap Growth Portfolio will not:

1. Purchase non-convertible corporate bonds unless rated at the time of purchase Aa or better by Moody's or AA or better by S&P, or purchase commercial paper unless issued by a U.S. corporation and rated at the time of purchase Prime-1 by Moody's or A-1 by S&P, although it may continue to hold a security if its quality rating is reduced by a rating service below those specified.

Non-Fundamental Restrictions

In addition, as non-fundamental policies, which can be changed with Board approval and without a shareholder vote:

1. Each Portfolio may not invest its assets in the securities of any investment company except as may be permitted by (i) the Investment Company Act, as amended from time to time; (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time; or (iii) an exemption or other relief applicable to the Portfolio from provisions of the Investment Company Act, as amended from time to time.

2. Each of the Multi Cap Growth Portfolio, the European Equity Portfolio, the Income Plus Portfolio, the Strategist Portfolio and the Global Infrastructure Portfolio may not invest more than 15% (5% with respect to the Money Market Portfolio) of its net assets or such other amount as may be permitted by SEC guidelines in illiquid securities, including restricted securities that have been deemed illiquid.

3. Each of the Multi Cap Growth Portfolio and the Money Market Portfolio may not write, purchase or sell puts, calls or combinations, thereof.

Each Portfolio, except the Income Plus Portfolio, has an operating policy, which may be changed by the Fund's Board of Trustees, not to borrow except from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

29

E. Disclosure of Portfolio Holdings

The Fund's Board of Trustees, the Adviser and the Sub-Advisers have adopted policies and procedures regarding disclosure of portfolio holdings (the "Policy"). Pursuant to the Policy, the Adviser and the Sub-Advisers may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Fund's, the Adviser's and the Sub-Advisers' fiduciary duties to Fund shareholders. In no instance may the Adviser, Sub-Advisers or the Fund receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser, Sub-Advisers or by any affiliated person of the Adviser or Sub-Advisers. Non-public information concerning portfolio holdings may be divulged to third parties only when the Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

The Fund makes available on its public website the following portfolio holdings information:

•  complete portfolio holdings information monthly, at least 15 calendar days after the end of each month (except the Money Market Portfolio); and

•  top 10 holdings monthly, at least 15 calendar days after the end of each month (except the Money Market Portfolio).

In order to comply with amendments to Rule 2a-7, information concerning the Money Market Portfolio's portfolio holdings, as well as its daily weighted average portfolio maturity and weighted average life, is posted on its public website within five business days after the end of each month. Also, the Money Market Portfolio provides more detailed portfolio holdings information to the SEC on Form N-MFP within five business days after the end of each month. The SEC makes Form N-MFP filings publicly available on its website two months after the filing and a link to the SEC filing is posted on the Fund's website.

The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

The Fund may make selective disclosure of non-public portfolio holdings pursuant to certain exemptions set forth in the Policy. Third parties eligible for exemptions under the Policy and therefore eligible to receive such disclosures currently include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities or related derivative securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party pursuant to an exemption unless and until the third party recipient has entered into a non-disclosure agreement with the Fund and the arrangement has been reviewed and approved, as set forth in the Policy and discussed below. In addition, persons who owe a duty of trust or confidence to the Fund, the Adviser or the Sub-Advisers may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include (i) the Fund's independent registered public accounting firm (as of the Fund's fiscal year-end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis), (iii) counsel to the independent Trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis). Subject to the terms and conditions of any agreement between the Adviser, the Sub-Advisers or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

The Adviser and Sub-Advisers may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a non-disclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Adviser and Sub-Advisers or any affiliate of the Adviser or Sub-Advisers (the "MSIM Funds") on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify

30

the investment strategy, but not the particular MSIM Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven calendar days prior to making the redemption request provided that they represent in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

The Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

The Adviser and/or the Fund currently have entered into ongoing arrangements with the following parties:

Name	Information Disclosed	Frequency(1)	Lag Time
Service Providers
RiskMetrics Group (proxy voting agent)(*)	Complete portfolio holdings	Daily basis	(2)
FT Interactive Data Pricing Service Provider(*)	Complete portfolio holdings	As needed	(2)
State Street Bank and Trust Company(*)	Complete portfolio holdings	As needed	(2)
Fund Rating Agencies
Lipper(*)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end
Morningstar(**)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end
Standard & Poor's(*)	Complete portfolio holdings	Quarterly basis	Approximately 15 day lag
Investment Company Institute(**)	Top ten portfolio holdings	Quarterly basis	Approximately 15 days after quarter end
Consultants and Analysts
Americh Massena & Associates, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Bloomberg(**)	Complete portfolio holdings	Quarterly basis	Approximately 30 days after quarter end
Callan Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
Cambridge Associates(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Citigroup(*)	Complete portfolio holdings	Quarterly basis(5)	At least one day after quarter end
Credit Suisse First Boston(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively	Approximately 10-12 days after month/quarter end

31

Name	Information Disclosed	Frequency(1)	Lag Time
CTC Consulting, Inc.(**)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end, respectively
Evaluation Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
Fund Evaluation Group(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
Jeffrey Slocum & Associates(*)	Complete portfolio holdings(4)	Quarterly basis(5)	Approximately 10-12 days after quarter end
Hammond Associates(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
Hartland & Co.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
Hartford Life and Annuity Insurance Company and Hartford Life Insurance Company(*)	Top ten portfolio holdings(6)	Quarterly basis(5)	Approximately 12 business days after quarter end
Hewitt EnnisKnupp(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
Merrill Lynch(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
Mobius(**)	Top ten portfolio holdings(3)	Monthly basis	At least 15 days after month end
Nelsons(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
Prime, Buchholz & Associates, Inc.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
PSN(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
PFM Asset Management LLC(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Russell Investment Group/Russell/ Mellon Analytical Services, Inc.(**)	Top ten and complete portfolio holdings	Monthly and quarterly basis	At least 15 days after month end and at least 30 days after quarter end, respectively
Stratford Advisory Group, Inc.(*)	Top ten portfolio holdings(6)	Quarterly basis(5)	Approximately 10-12 days after quarter end
Thompson Financial(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
Watershed Investment Consultants, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Yanni Partners(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
Portfolio Analystics Providers
FactSet Research Systems, Inc.(*)	Complete portfolio holdings	Daily basis	One day

(*)  This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**)  The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.

(1)  Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

(2)  Information will typically be provided on a real time basis or as soon thereafter as possible.

(3)  Complete portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

(4)  Top ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

(5)  This information will also be provided upon request from time to time.

(6)  Complete portfolio holdings will also be provided upon request from time to time.

32

In addition, the following insurance companies, which are deemed service providers to the Fund, receive top ten portfolio holdings information, on a quarterly basis, approximately 15 days after quarter end: Allstate Life Insurance Company, Allstate Life Insurance Company of New York, MetLife Life and Annuity Company of Connecticut, Metropolitan Life Insurance Company and Metropolitan Life Insurance Company of Connecticut. The Fund does not currently have non-disclosure agreements in place with these entities and therefore, these entities can only receive publicly available information.

All disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be reviewed by Morgan Stanley Investment Management's ("MSIM") Legal and Compliance Division and approved by the Head of the Long-Only Business of MSIM. Disclosures made to third parties in connection with (i) broker-dealer interest lists; (ii) shareholder in-kind distributions; (iii) attribution analyses; or (iv) transition managers are pre-approved for purposes of the Policy. In addition, the following categories of third parties that may receive non-public portfolio holdings information are also pre-approved provided that they enter into non-disclosure agreements (as discussed above) (i) fund rating agencies; (ii) information exchange subscribers; (iii) consultants and analysts (including defined benefit and defined contribution plan sponsors, and variable annuity providers); (iv) portfolio analytics providers; and (v) service providers.

The Adviser and the Sub-Advisers shall report quarterly to the Board of Trustees (or a designated committee thereof) at the next regularly scheduled meeting: (i) any material information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption; and (ii) any new non-disclosure agreements entered into during the reporting period. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information.

III. MANAGEMENT OF THE FUND

A. Board of Trustees

General. The Board of Trustees of the Fund oversees the management of the Portfolios, but does not itself manage each Portfolio. The Trustees review various services provided by or under the direction of the Adviser to ensure that each Portfolio's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to each Portfolio in a satisfactory manner.

Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and each Portfolio and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and each Portfolio and its shareholders.

Trustees and Officers. The Board of the Fund consists of 10 Trustees. These same individuals also serve as directors or trustees for certain of the funds advised by the Adviser and Morgan Stanley AIP GP LP. Nine Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other Trustee (the "Interested Trustee") is affiliated with the Adviser.

Board Structure and Oversight Function. The Board's leadership structure features an Independent Trustee serving as Chairperson and the Board Committees described below. The Chairperson participates in the preparation of the agenda for meetings of the Board and the preparation of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and is involved in discussions regarding matters pertaining to the oversight of the management of the Fund between meetings.

33

The Board of Trustees operates using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the Fund and Fund shareholders, and to facilitate compliance with legal and regulatory requirements and oversight of the Fund's activities and associated risks. The Board of Trustees has established four standing committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee, and (4) Investment Committee. The Audit Committee and the Governance Committee are comprised exclusively of Independent Trustees. Each committee charter governs the scope of the committee's responsibilities with respect to the oversight of the Fund. The responsibilities of each committee, including their oversight responsibilities, are described further under the caption "Independent Trustees and the Committees."

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risk, among others. The Board of Trustees oversees these risks as part of its broader oversight of the Fund's affairs through various Board and committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address various risks to the Fund. In addition, appropriate personnel, including but not limited to the Fund's Chief Compliance Officer, members of the Fund's administration and accounting teams, representatives from the Fund's independent registered public accounting firm, the Fund's Treasurer, portfolio management personnel and independent valuation and brokerage evaluation service providers, make regular reports regarding the Fund's activities and related risks to the Board of Trustees and the committees, as appropriate. These reports include, among others, quarterly performance reports, quarterly derivatives activity and risk reports and discussions with members of the risk teams relating to each asset class. The Board's committee structure allows separate committees to focus on different aspects of risk and the potential impact it has on some or all of the funds in the complex and then report back to the full Board. In between regular meetings, Fund officers also communicate with the Trustees regarding material exceptions and items relevant to the Board's risk oversight function. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund, and that it is not possible to develop processes and controls to eliminate all of the risks that may affect the Fund. Moreover, the Board recognizes that it may be necessary for the Fund to bear certain risks (such as investment risks) to achieve its investment objective.

As needed between meetings of the Board, the Board or a specific committee receives and reviews reports relating to the Fund and engages in discussions with appropriate parties relating to the Fund's operations and related risks.

B. Management Information

Independent Trustees.  The Fund seeks as Trustees individuals of distinction and experience in business and finance, government service or academia. In determining that a particular Trustee was and continues to be qualified to serve as Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Trustee, including those enumerated in the table below, the Board has determined that each of the Trustees is qualified to serve as a Trustee of the Fund. In addition, the Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Information about the Fund's Governance Committee and Board of Trustees nomination process is provided below under the caption "Independent Trustees and the Committees."

The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2011) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an adviser that is an affiliate of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP) (the "Morgan Stanley Funds").

34

Independent Trustee:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Frank L. Bowman (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de I'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Member of the American Lung Association's President's Council.

Michael Bozic (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994

Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				104	Director of various business organizations.

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

35

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Kathleen A. Dennis (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.
Dr. Manuel H. Johnson (63) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction).
Joseph J. Kearns (69) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

36

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Michael F. Klein (53) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital, LLC.; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (75) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chair-person of the Board and Trustee	Chair-person of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P., (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (79) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

37

The Trustee who is affiliated with the Adviser or affiliates of the Adviser (as set forth below) and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee (as of December 31, 2011) and the other directorships, if any, held by the Interested Trustee, are shown below.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee**
James F. Higgins (64) c/o Morgan Stanley Trust Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

The executive officers of the Fund, their age, address, position held, term of office and length of time served, and their principal business occupations during the past five years are shown below.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity and Fixed Income Funds	Since June 2011

President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long-Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (45) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (46) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each Officer serves an indefinite term, until his or her successor is elected.

38

In addition, the following individuals who are officers of the Adviser or its affiliates serve as assistant secretaries of the Fund: Joanne Antico, Joseph C. Benedetti, Daniel E. Burton, Tara A. Farrelly and Edward J. Meehan.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2011, is set forth in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Fund (As of December 31, 2011)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (As of December 31, 2011)
Independent:
Frank L. Bowman(1)	None	over $100,000
Michael Bozic	None	over $100,000
Kathleen A. Dennis	None	over $100,000
Manuel H. Johnson	None	over $100,000
Joseph J. Kearns(1)	None	over $100,000
Michael F. Klein	None	over $100,000
Michael E. Nugent	None	over $100,000
W. Allen Reed(1)	None	over $100,000
Fergus Reid(1)	None	over $100,000
Interested:
James F. Higgins	None	over $100,000

(1)  Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Morgan Stanley Funds (or portfolio thereof) that are offered as investment options under the plan.

As to each Independent Trustee and his or her immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

Independent Trustees and the Committees. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Board has four committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee and (4) Investment Committee. Three of the Independent Trustees serve as members of the Audit Committee, three Independent Trustees serve as members of the Governance Committee, four Trustees, including three Independent Trustees, serve as members of the Compliance and Insurance Committee and all of the Trustees serve as members of the Investment Committee.

The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution.

The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public

39

accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and reviewing the valuation process. The Fund has adopted a formal, written Audit Committee Charter.

The members of the Audit Committee of the Fund are Joseph J. Kearns, Michael E. Nugent and W. Allen Reed. None of the members of the Fund's Audit Committee is an "interested person," as defined under the Investment Company Act, of the Fund (with such disinterested Trustees being "Independent Trustees" or individually, an "Independent Trustee"). Each Independent Trustee is also "independent" from the Fund under the listing standards of the NYSE. The Chairperson of the Audit Committee of the Fund is Joseph J. Kearns.

The Board of Trustees of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Trustees as candidates for election as Independent Trustees, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are Kathleen A. Dennis, Michael F. Klein and Fergus Reid, each of whom is an Independent Trustee. The Chairperson of the Governance Committee is Fergus Reid.

The Fund does not have a separate nominating committee. While the Fund's Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each Independent Trustee (Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid) participates in the election and nomination of candidates for election as Independent Trustees for the Fund. Persons recommended by the Fund's Governance Committee as candidates for nomination as Independent Trustees shall possess such experience, qualifications, attributes, skills and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below under the caption "Shareholder Communications."

The Board formed the Compliance and Insurance Committee to address insurance coverage and oversee the compliance function for the Fund and the Board. The Compliance and Insurance Committee consists of Frank L. Bowman, Michael Bozic, James F. Higgins and Manuel H. Johnson. Frank L. Bowman, Michael Bozic and Manuel H. Johnson are Independent Trustees. The Chairperson of the Compliance and Insurance Committee is Michael Bozic. The Compliance and Insurance Committee has an Insurance Sub-Committee to review and monitor the insurance coverage maintained by the Fund. The Chairperson of the Insurance Sub-Committee is Frank L. Bowman.

The Investment Committee oversees the portfolio investment process for and reviews the performance of the Fund. The Investment Committee also recommends to the Board to approve or renew the Fund's Investment Advisory, Sub-Advisory and Administration Agreements. The members of the Investment Committee are Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, James F. Higgins, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid. The Chairperson of the Investment Committee is Manuel H. Johnson.

40

The Investment Committee has three Sub-Committees, each with its own Chairperson. Each Sub-Committee focuses on the funds' primary areas of investment, namely equities, fixed income and alternatives. The Sub-Committees and their members are as follows:

(1)  Equity — W. Allen Reed (Chairperson), Frank L. Bowman and Michael E. Nugent.

(2) Fixed Income — Michael F. Klein (Chairperson), Michael Bozic and Fergus Reid.

(3)  Money Market and Alternatives — Kathleen A. Dennis (Chairperson), James F. Higgins and Joseph J. Kearns.

During the Fund's fiscal year ended December 31, 2011, the Board of Trustees held the following meetings:

Board of Trustees	8
Committee/Sub-Committee:	Number of meetings:
Audit Committee	4
Governance Committee	4
Compliance and Insurance Committee	4
Insurance Sub-Committee	1
Investment Committee	5
Equity Sub-Committee	5
Fixed Income Sub-Committee	5
Money Market and Alternatives Sub-Committee	6

Experience, Qualifications and Attributes. The Board has concluded, based on each Trustee's experience, qualifications and attributes that each Board member should serve as a Trustee. Following is a brief summary of the information that led to and/or supports this conclusion.

Mr. Bowman has experience in a variety of business and financial matters through his prior service as a Director or Trustee for various other funds in the Fund Complex, where he serves as Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee, and as a Director of B.P. p.l.c. and Naval and Nuclear Technologies LLP. Mr. Bowman also serves as a Director for the Armed Services YMCA of the USA, the Naval Submarine League and the American Shipbuilding Suppliers Association. Mr. Bowman is also a member of the National Securities Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board. Mr. Bowman retired as an Admiral in the U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004). Additionally, Mr. Bowman served as the U.S. Navy's Chief of Naval Personnel where he was responsible for the planning and programming of all manpower, personnel, training and education resources for the U.S. Navy, and on the Joint Staff as Director of Political Military Affairs (1992-1994). In addition, Mr. Bowman served as President and Chief Executive Officer of the Nuclear Energy Institute. Mr. Bowman has received such distinctions as a knighthood as Honorary Knight Commander of the Most Excellent Order of the British Empire and the Officer de l'Orde National du Mérite from the French Government and was elected to the National Academy of Engineering (2009). He is President of the consulting firm Strategic Decisions, LLC.

With over 20 years of experience on the boards and in senior management of such companies as Kmart Corporation, Levitz Furniture Corporation, Hills Department Stores and Sears Merchandise Group of Sears, Roebuck & Co., where Mr. Bozic also served as Chief Financial Officer of the Merchandise Group, and with over 15 years of experience as a Director or Trustee of certain other funds in the Fund Complex, Mr. Bozic has experience with a variety of financial, management, regulatory and operational issues as well as experience with marketing and distribution. Mr. Bozic has served as the Chairperson of the Compliance and Insurance Committee since 2006.

Ms. Dennis has over 25 years of business experience in the financial services industry and related fields including serving as a Director or Trustee of various other funds in the Fund Complex, where she serves as Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee.

41

Ms. Dennis possesses a strong understanding of the regulatory framework under which investment companies must operate based on her years of service to this Board and her position as Senior Managing Trustee of Victory Capital Management.

In addition to his tenure as a Director or Trustee of various other funds in the Fund Complex, where he formerly served as Chairperson of the Audit Committee, Dr. Johnson has also served as an officer or a board member of numerous companies for nearly 20 years. These positions included Co-Chairman and a founder of the Group of Seven Council, Director of NVR, Inc., Director of Evergreen Energy and Director of Greenwich Capital Holdings. He also has served as Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury. In addition, Dr. Johnson also served as Chairman of the Financial Accounting Foundation, which oversees the Financial Accounting Standards Board, for seven years.

Mr. Kearns gained extensive experience regarding accounting through his experience on the Audit Committees of the boards of other funds in the Funds Complex, including serving as either Chairperson or Deputy Chairperson of the Audit Committee for fourteen years, and through his position as Chief Financial Officer of the J. Paul Getty Trust. He also has experience in financial, accounting, investment and regulatory matters through his position as President and founder of Kearns & Associates LLC, a financial consulting company. Mr. Kearns also serves as a Director of Electro Rent Corporation and The Ford Family Foundation. The Board has determined that Mr. Kearns is an "audit committee financial expert" as defined by the SEC.

Through his prior positions as Managing Director of Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and as President of Morgan Stanley Institutional Funds, Mr. Klein has experience in the management and operation of registered investment companies, enabling him to provide management input and investment guidance to the Board. Mr. Klein also has extensive experience in the investment management industry based on his current positions as Managing Director of Aetos Capital, LLC and as Director of certain investment funds managed or sponsored by Aetos Capital, LLC. In addition, he also has experience as a member of the board of other funds in the Fund Complex.

Mr. Nugent has extensive experience with financial, accounting, investment and regulatory matters through his almost 20 years of service on the boards of various funds in the Fund Complex, including time as the Chairperson of the Insurance Committee and Chairman of the Morgan Stanley Funds. Mr. Nugent also has experience as a General Partner in Triumph Capital, L.P.

Mr. Reed has experience on investment company boards and is experienced with financial, accounting, investment and regulatory matters through his prior service as a Director of iShares, Inc. and his service as Trustee and Director of other funds in the Fund Complex. Mr. Reed also gained substantial experience in the financial services industry through his position as Director of Legg Mason, Inc. and prior position as President and CEO of General Motors Asset Management.

Mr. Reid has served on a number of mutual fund boards, including as a Director and Trustee of certain investment companies in the JPMorgan Funds complex and as a Director or Trustee of other funds in the Fund Complex. Therefore, Mr. Reid is experienced with financial, accounting, investment and regulatory matters, enabling him to provide management input and investment guidance to the Board.

Mr. Higgins has over 30 years of experience in the financial services industry. Mr. Higgins has substantial mutual fund experience and is experienced with financial, accounting, investment and regulatory matters due to his experience on the boards of other funds in the Fund Complex. Mr. Higgins also serves on the boards of other companies in the financial services industry, including AXA Financial, Inc. and The Equitable Life Assurance Society of the United States.

The Trustees' principal occupations during the past five years or more are shown in the above tables.

Advantages of Having Same Individuals as Trustees for the Morgan Stanley Funds. The Independent Trustees and the Fund's management believe that having the same Independent Trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Morgan Stanley Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service

42

providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Funds.

Trustee and Officer Indemnification. The Fund's Declaration of Trust provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

Shareholder Communications.  Shareholders may send communications to the Fund's Board of Trustees. Shareholders should send communications intended for the Fund's Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

C. Compensation

Each Trustee (except for the Chairperson of the Boards) receives an annual retainer fee of $210,000 for serving as a Trustee of the Morgan Stanley Funds.

The Chairperson of the Audit Committee receives an additional annual retainer fee of $78,750 and the Investment Committee Chairperson receives an additional annual retainer fee of $63,000. Other Committee and, effective January 1, 2012, Sub-Committee Chairpersons receive an additional annual retainer fee of $31,500. Prior to January 1, 2012, each Sub-Committee Chairperson received an annual retainer of $15,750. The aggregate compensation paid to each Trustee is paid by the Morgan Stanley Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Morgan Stanley Funds based on the relative net assets of each of the funds/portfolios. Michael E. Nugent receives a total annual retainer fee of $420,000 for his services as Chairperson of the Boards of the Morgan Stanley Funds and for administrative services provided to each Board.

The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Fund who are employed by the Adviser receive no compensation or expense reimbursement from the Fund for their services as Trustee.

Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the "DC Plan"), which allows each Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, certain Morgan Stanley Funds maintained a similar Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. Generally, the DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

43

The following table shows aggregate compensation payable to each of the Fund's Trustees from the Fund for the fiscal year ended December 31, 2011 and the aggregate compensation payable to each of the funds' Trustees by the Fund Complex (which includes all of the Morgan Stanley Funds) for the calendar year ended December 31, 2011.

Compensation(1)

Name of Independent Trustee:	Aggregate compensation from the Fund(2)	Total Compensation from Fund and Fund Complex Paid to Trustee(3)
Frank L. Bowman	$2,549	$225,750
Michael Bozic	2,688	241,500
Kathleen A. Dennis	2,549	225,750
Manuel H. Johnson	3,038	273,000
Joseph J. Kearns(2)	3,214	306,750
Michael F. Klein	2,549	225,750
Michael E. Nugent	4,674	420,000
W. Allen Reed(2)	2,549	225,750
Fergus Reid	2,688	259,500
Name of Interested Trustee:
James F. Higgins	2,339	210,000

(1)  Includes all amounts paid for serving as director/trustee of the funds, as well as serving as Chairperson of the Boards or a Chairperson of a Committee or Sub-Committee.

(2)  The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund's fiscal year. The following Trustees deferred compensation from the Fund during the fiscal year ended December 31, 2011: Mr. Kearns, $1,189; Mr. Reed, $2,549.

(3)  The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2011 before deferral by the Trustees under the DC Plan. As of December 31, 2011, the value (including interest) of the deferral accounts across the Fund Complex for Messrs. Kearns, Reed and Reid pursuant to the deferred compensation plan was $532,157, $674,903 and $523,935, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

Prior to December 31, 2003, 49 of the Morgan Stanley Funds (the "Adopting Funds"), including the Fund, had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement as shown in the table below.

The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended December 31, 2011 and by the Adopting Funds for the calendar year ended December 31, 2011, and the estimated retirement benefits for the Independent Trustees from the Fund for the fiscal year ended December 31, 2011 and from the Adopting Funds for each calendar year following retirement. Only the Trustees listed below participated in the retirement program.

Name of Independent Trustee:	Retirement Benefits Accrued as Fund Expenses		Estimated Annual Benefits Upon Retirement(1)
	By the Fund	By All Adopting Funds	From the Fund	From All Adopting Funds
Michael Bozic	$929	$42,107	$967	$43,940
Manuel H. Johnson	658	30,210	1,420	64,338
Michael E. Nugent	148	6,805	1,269	57,539

(1) Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

44

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of the date of this SAI, Allstate Life Insurance Company ("Allstate") and Allstate Life Insurance Company of New York ("Allstate NY") owned 5% or more of the Class of each Portfolio of the Fund listed below for allocation to their respective separate accounts ("Accounts"), none of the Fund's Trustees was a Contract Owner under the Accounts, and the aggregate number of shares of each Portfolio of the Fund allocated to Contracts owned by the Fund's officers as a group was less than one percent of each Portfolio's outstanding Class X or Class Y shares.

The address of Allstate is 3100 Sanders Road, Northbrook, IL 60062. The address of Allstate NY is 100 Motor Parkway, Suite 132, Hauppauge, NY 11788-5107.

Allstate and/or Allstate NY owned 5% or more of the shares of each Class of each Portfolio of the Fund as of March 30, 2012:

Class/Portfolio	Allstate	Allstate NY
Class X: Money Market Portfolio	92.59%	—
Class Y: Money Market Portfolio	96.26%	—
Class X: Limited Duration Portfolio	92.57%	—
Class Y: Limited Duration Portfolio	96.71%	—
Class X: Income Plus Portfolio	91.56%	6.24%
Class Y: Income Plus Portfolio	97.62%	—
Class X: Global Infrastructure Portfolio	92.01%	6.83%
Class Y: Global Infrastructure Portfolio	97.79%	—
Class X: European Equity Portfolio	91.66%	6.20%
Class Y: European Equity Portfolio	96.65%	—
Class X: Multi Cap Growth Portfolio	94.33%	—
Class Y: Multi Cap Growth Portfolio	95.86%	—
Class X: Aggressive Equity Portfolio	93.47%	—
Class Y: Aggressive Equity Portfolio	93.37%	6.63%
Class X: Strategist Portfolio	93.08%	5.23%
Class Y: Strategist Portfolio	97.17%	—

V. INVESTMENT ADVISORY AND OTHER SERVICES

A. Adviser, Sub-Advisers and Administrator

The Adviser to each Portfolio is Morgan Stanley Investment Management Inc., a Delaware corporation, whose address is 522 Fifth Avenue, New York, NY 10036. The Adviser is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

With respect to the Global Infrastructure Portfolio, the Sub-Advisers are Morgan Stanley Investment Management Limited, located at 25 Cabot Square, Canary Wharf, London, E14 4QA, England and Morgan Stanley Investment Management Company, located at 23 Church Street, 16-01 Capital Square, Singapore 049481. Each is a wholly-owned subsidiary of Morgan Stanley.

With respect to the European Equity Portfolio, the Sub-Adviser is Morgan Stanley Investment Management Limited, located at 25 Cabot Square, Canary Wharf, London, E14 4QA, England. The Sub-Adviser is a wholly-owned subsidiary of Morgan Stanley.

Pursuant to an Amended and Restated Investment Advisory Agreement (the "Investment Advisory Agreement") with the Adviser, the Fund has retained the Adviser to manage and/or oversee the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Adviser monthly compensation calculated daily by applying the following annual rates to the net assets of each Portfolio determined as of the close of each business day. The investment advisory

45

fee is allocated among the Classes of each Portfolio pro rata based on the net assets of the Portfolio attributable to each Class.

Name of Portfolio	Investment Advisory Fee Rates
Money Market	0.45% of the portion of daily net assets not
exceeding $250 million; 0.375% of the portion of
daily net assets exceeding $250 million but not
exceeding $750 million; 0.325% of the portion of
daily net assets exceeding $750 million but not
exceeding $1.25 billion; 0.30% of the portion of
daily net assets exceeding $1.25 billion but not
exceeding $1.5 billion; and 0.275% of the portion
of daily net assets exceeding $1.5 billion.
The Portfolio's Distributor, Adviser and Administrator
have agreed to waive and/or reimburse all or a portion
of the Portfolio's distribution fee, advisory fee and
administration fee, respectively, to the extent that
total expenses exceed total income on a daily
basis. These fee waivers and/or expense
reimbursements will continue for at least one year
or until such time as the Fund's Board of Trustees
acts to discontinue all or a portion of such waivers
and/or reimbursements when it deems such
action is appropriate.
Limited Duration	0.30% of the daily net assets
Income Plus	0.42% of the portion of the daily net assets not
exceeding $500 million; 0.35% of the portion of
the daily net assets exceeding $500 million but not
exceeding $1.25 billion; and 0.22% of the portion
of the daily net assets exceeding $1.25 billion.
Global Infrastructure	0.57% of the portion of daily net assets not
exceeding $500 million; 0.47% of the portion of
daily net assets exceeding $500 million but not
exceeding $1 billion; 0.445% of the portion of
daily net assets exceeding $1 billion but not
exceeding $1.5 billion; 0.42% of the portion of
daily net assets exceeding $1.5 billion but not
exceeding $2.5 billion; 0.395% of the portion of
daily net assets exceeding $2.5 billion but not
exceeding $3.5 billion; 0.37% of the portion of
daily net assets exceeding $3.5 billion but not
exceeding $5 billion; and 0.345% of the portion of
daily net assets exceeding $5 billion.
European Equity	0.87% of the portion of daily net assets not
exceeding $500 million; 0.82% of the portion of
daily net assets exceeding $500 million but not
exceeding $2 billion; 0.77% of the portion of daily
net assets exceeding $2 billion but not exceeding
$3 billion; and 0.745% of the portion of daily net
assets exceeding $3 billion.
The Portfolio's Adviser and Administrator have
agreed to reduce its advisory fee, its administration
fee and/or reimburse the Portfolio so that Total
Annual Portfolio Operating Expenses, excluding
brokerage fees and 12b-1 fees, will not exceed
1.00%. The fee waivers and/or expense
reimbursements will continue for at least one year
or until such time as the Fund's Board of Trustees
acts to discontinue all or a portion of such waivers
and/or reimbursements when it deems such
action is appropriate.

46

Name of Portfolio	Investment Advisory Fee Rates
Multi Cap Growth	0.42% of the portion of the daily net assets not
exceeding $1 billion; 0.395% of the portion of the
daily net assets exceeding $1 billion but not
exceeding $2 billion; and 0.37% of the portion of
the daily net assets exceeding $2 billion.
Aggressive Equity	0.67% of the portion of daily net assets not
exceeding $500 million; 0.645% of the portion of
daily net assets exceeding $500 million but not
exceeding $2 billion; 0.62% of the portion of daily
net assets exceeding $2 billion but not exceeding
$3 billion; and 0.595% of the portion of daily net
assets exceeding $3 billion.
Strategist	0.42% of the portion of the daily net assets not exceeding $1.5 billion; and 0.395% of the portion of the daily net assets exceeding $1.5 billion.

Administration services are provided to the Fund by Morgan Stanley Services Company Inc. ("Administrator"), a wholly-owned subsidiary of the Adviser, pursuant to a separate administration agreement ("Administration Agreement") entered into by the Fund with the Administrator. The Fund pays the Administrator monthly compensation of 0.08% of daily net assets (0.05% with respect to the Money Market Portfolio).

The following table reflects (i) the advisory fee paid; and (ii) the advisory fee waived and/or rebated from affiliated transactions for each of the past three fiscal years ended December 31, 2009, 2010 and 2011.

	Advisory Fees Paid (After Fee Waivers and/or Rebate from Affiliated Transactions)			Advisory Fees Waived			Rebate from Affiliated Transactions
Name of Portfolio	2009	2010	2011	2009	2010	2011	2009	2010	2011
Money Market	$500,844	$169,394	$90,371	$385,514	$468,863	$434,703	$0	$0	$0
Limited Duration	230,908	218,203	186,121	0	0	0	2,429	2,541	1,009
Income Plus	1,049,962	1,017,890	891,861	0	0	0	4,828	5,649	1,719
Global Infrastructure	457,820	441,973	425,321	0	0	0	888	1,951	1,419
European Equity	540,334	503,811	456,178	84,388	115,288	112,937	1,185	1,506	1,140
Multi Cap Growth	933,899	1,082,731	1,093,594	0	0	0	8,241	7,364	11,007
Aggressive Equity	181,581	205,105	208,490	0	0	0	1,357	1,141	1,351
Strategist	738,853	760,586	651,962	0	0	0	47,722	31,502	31,209

Pursuant to sub-advisory agreements (each, a "Sub-Advisory Agreement") between the Adviser and each of the Sub-Advisers with respect to the Global Infrastructure Portfolio and the European Equity Portfolio, the Sub-Advisers have been retained, subject to the overall supervision of the Adviser and the Trustees of the applicable Portfolios, to, together with the Adviser, continuously furnish investment advice concerning individual security selections, asset allocations and economic trends and management of the applicable Portfolios. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the applicable Portfolios.

For the fiscal years ended December 31, 2009, 2010 and 2011, the Fund paid compensation under the Administration Agreement as follows:

	Compensation Paid for the Fiscal Year Ended December 31,
Name of Portfolio	2009	2010	2011
Money Market	$98,484	$70,918	$51,730	(1)
Limited Duration	62,223	58,865	49,901
Income Plus	200,912	194,960	170,205
Global Infrastructure	64,380	62,305	59,893
European Equity	57,555	57,067	52,437
Multi Cap Growth	179,455	207,637	210,400
Aggressive Equity	21,843	24,626	25,056
Strategist	149,824	150,874	130,128

(1) The administration fee paid reflects a waiver of $6,612.

47

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

B. Principal Underwriter

The Fund's principal underwriter is the Distributor (which has the same address as the Adviser). In this capacity, each Portfolio's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley Smith Barney and Morgan Stanley & Co., which through their own sales organizations sell shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Portfolios or their shareholders.

C. Services Provided by the Adviser, Sub-Advisers and Administrator

The Adviser manages the investment of each Portfolio's assets (other than the European Equity Portfolio and the Global Infrastructure Portfolio), including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates the information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of each Portfolio in a manner consistent with its investment objective.

Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help and bookkeeping as the Fund may reasonably require in the conduct of its business. The Administrator also assists in the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of the independent registered public accounting firm and attorneys is, in the opinion of the Administrator, necessary or desirable). The Administrator also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

With respect to the European Equity Portfolio and the Global Infrastructure Portfolio, the Sub-Advisers have been retained, subject to the overall supervision of the Adviser, to continuously furnish investment advice concerning individual security selections, asset allocations, overall economic trends and to manage the Portfolios' portfolios.

Expenses not expressly assumed by the Adviser under the Investment Advisory Agreement or by the Administrator under the Administration Agreement or by the Sub-Advisers for the European Equity Portfolio and the Global Infrastructure Portfolio under the Sub-Advisory Agreements or by the Distributor, will be paid by the Portfolios. Each Portfolio pays all expenses incurred in its operation and a portion of the Fund's general administration expenses allocated based on the asset sizes of the Portfolios. The Portfolios' direct expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; certain taxes; registration costs of the Fund under federal and state securities laws; shareholder servicing costs, charges and expenses of any outside service used for pricing of the Portfolios' shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Adviser (or the Sub-Advisers) (not including compensation or expenses of attorneys who are employees of the Adviser (or the Sub-Advisers)); fees and expenses of the Fund's independent registered public accounting firm; interest on Portfolio borrowings; and all other expenses attributable to a particular Portfolio. The 12b-1 fees relating to Class Y will be allocated directly to Class Y. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

48

Expenses which are allocated on the basis of size of the respective Portfolios include the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Adviser (or the Sub-Advisers) or any corporate affiliate of the Adviser (or the Sub-Advisers); state franchise taxes; SEC fees; membership dues of industry associations; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; and all other costs of the Fund's operations properly payable by the Fund and allocable on the basis of size to the respective Portfolios. Depending on the nature of a legal claim, liability or lawsuit, litigation costs, payment of legal claims or liabilities and any indemnification relating thereto may be directly applicable to the Portfolio or allocated on the basis of the size of the respective Portfolios. The Trustees have determined that this is an appropriate method of allocation of expenses.

Each of the Investment Advisory Agreement and the Sub-Advisory Agreements provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations thereunder, the Adviser and the Sub-Advisers, respectively, are not liable to the Fund or any of its investors (and, in the case of the Sub-Advisory Agreements, to the Adviser) for any act or omission by the Adviser or for any losses sustained by the Fund or its investors.

Each of the Investment Advisory Agreement and the Sub-Advisory Agreements will remain in effect from year to year provided continuance of the applicable Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of each affected Portfolio, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.

The Administration Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Administrator is not liable to the Fund or any of its investors for any act or omission by the Administrator or for any losses sustained by the Fund or its investors. The Administration Agreement will continue unless terminated by either party by written notice delivered to the other party within 30 days.

D. Rule 12b-1 Plan

The Fund has adopted a Plan of Distribution, effective July 31, 2011, pursuant to Rule 12b-1 under the Investment Company Act (the "Plan"). Under the Plan, Class Y shares of each Portfolio bear a distribution fee paid to the Distributor which is accrued daily and payable monthly at the annual rate of 0.25% of the average daily net assets of the Class.

Prior to July 31, 2011, in accordance with Rule 12b-1 under the Investment Company Act, the Fund had adopted a Plan of Distribution with respect to the Class Y shares between the Fund and Morgan Stanley Distributors Inc. (the "Prior Distributor"), pursuant to which the Prior Distributor provided certain services in connection with the promotion and sale of the Fund's Class Y shares (the "Prior Plan").

The Plan provides that each Portfolio's distribution fee shall compensate the Distributor, Morgan Stanley Smith Barney and its affiliates, and other selected broker-dealers for expenses they incur in connection with the distribution of the Portfolio's Class Y shares. These expenses may include: (i) cost incurred in providing personal services to shareholders; (ii) overhead and other branch office distribution-related expenses including, but not limited to, expenses of operating the Distributor's or other broker-dealers' offices used for selling Portfolio shares (e.g., lease and utility costs, salaries and employee benefits of operations and sales support personnel, costs related to client sales seminars and telephone expenses); (iii) printing and mailing costs relating to prospectuses and reports (for new shareholders); and (iv) costs incurred in connection with advertising materials and sales literature. In addition, payments to the Distributor may be used by the Distributor to compensate insurance companies for shareholder services, which include, but are not limited to, education of agents concerning the Portfolios, compensation of agents and servicing contract owners.

Under the Plan and as required by Rule 12b-1, the Distributor provides the Fund, for review by the Trustees, and the Trustees review promptly after the end of each calendar quarter, a written report regarding the distribution expenses incurred under the Plan on behalf of each Portfolio during such calendar quarter, which report includes (1) an itemization of the types of expenses and the purposes therefor; (2) the amounts of such expenses; and (3) a description of the benefits derived by the Fund.

49

For the fiscal year ended December 31, 2011, Class Y shares of the following Portfolios made payments under the Plan and the Prior Plan as follows:

Name of Portfolio:	Compensation paid for the fiscal year ended December 31, 2011
Money Market	$0	(1)
Limited Duration	121,663
Income Plus	284,274
Global Infrastructure	37,356
European Equity	39,636
Multi Cap Growth	148,411
Aggressive Equity	42,962
Strategist	120,780

(1) The distribution fee of $154,136 was fully waived.

On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Portfolios' experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits each Portfolio had obtained, was obtaining and would be likely to obtain under the Plan, including that (a) the Plan is essential in order to give Portfolio investors a choice of alternatives for payment of distribution and service charges and to enable each Portfolio to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley Smith Barney branch offices made possible by the 12b-1 fees, Morgan Stanley Smith Barney could not establish and maintain an effective system for distribution, servicing of Contract Owners and maintenance of their accounts; and (3) what services had been and were continuing to be provided under the Plan to each Portfolio and its respective Contract Owners. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interests of each Portfolio and would have a reasonable likelihood of continuing to benefit each Portfolio and its respective Contract Owners.

The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the Class Y shareholders of each affected Portfolio, and all material amendments to the Plan must also be approved by the Trustees. The Plan may be terminated as to a Portfolio at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio (as defined in the Investment Company Act) on not more than 30 days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan, except to the extent that the Distributor, the Adviser, the Sub-Advisers, Morgan Stanley, Morgan Stanley Smith Barney, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Portfolios.

E. Other Service Providers

(1) Transfer Agent/Dividend Disbursing Agent

Morgan Stanley Services Company Inc., P.O. Box 219886, Kansas City, MO 64121-9886, is the Transfer Agent for each Portfolio's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Portfolio shares.

(2) Custodian and Independent Registered Public Accounting Firm

State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, is the Custodian of each Portfolio's assets. Any Portfolio's cash balances with the Custodian in excess of $250,000 (a temporary

50

increase from $100,000, which is due to expire on December 31, 2013), are unprotected by federal deposit insurance. These balances may, at times, be substantial.

As of June 7, 2011, Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116-5072, is the independent registered public accounting firm of the Fund. Prior to June 7, 2011, Deloitte & Touche LLP, located at Two World Financial Center, New York, NY 10281, was the independent registered public accounting firm of the Fund. The Fund's independent registered public accounting firm is responsible for auditing the annual financial statements.

(3) Affiliated Persons

The Transfer Agent is an affiliate of the Adviser, the Sub-Advisers and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, tabulating proxies and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from each Portfolio and is reimbursed for its out-of-pocket expenses in connection with such services.

F. Fund Management

Other Accounts Managed by Portfolio Managers at December 31, 2011 (unless otherwise indicated):

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio and Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts		Total Assets in the Accounts
Aggressive Equity and Multi Cap Growth
Sam G. Chainani	35	$17.3 billion	4	$3.8 billion	13		$1.2 billion
David S. Cohen	35	17.3 billion	4	3.8 billion	13		1.2 billion
Dennis P. Lynch	35	17.3 billion	4	3.8 billion	13		1.2 billion
Armistead B. Nash	35	17.3 billion	4	3.8 billion	13		1.2 billion
Alexander T. Norton	35	17.3 billion	4	3.8 billion	13		1.2 billion
Jason C. Yeung	35	17.3 billion	4	3.8 billion	13		1.2 billion
European Equity
Riccardo Bindi	2	$229.1 million	3	$635.0 million	2		$103.6 million
Jonathan Day	2	229.1 million	3	635.0 million	2		103.6 million
Matthew Leeman	2	229.1 million	3	635.0 million	2		103.6 million
Jaymeen Patel	2	229.1 million	3	635.0 million	2		103.6 million
Global Infrastructure
Theodore R. Bigman	14	$5.1 billion	12	$6.8 billion	65	(1)	$6.4 billion(1)
Matthew King	4	466.6 million	1	105.0 million	0		0
Income Plus
Joseph Mehlman	6	$661.9 million	0	$0	53		$13.0 billion
Christian G. Roth	7	749.8 million	13	6.2 billion	37	(2)	14.8 billion(2)
Karen Toll	5	638.2 million	0	0	44		8.5 billion
Limited Duration
Joseph Mehlman	6	$661.9 million	0	0	53		$13.0 billion
Jaidip Singh	8	1.8 billion	0	0	19	(3)	6.5 billion(3)
Neil Stone	7	785.8 million	0	0	61	(3)	12.5 billion(3)
Strategist
Mark A. Bavoso	5	$778.0 million	2	$602.7 million	9	(4)	$4.1 billion(4)
Jaidip Singh	8	1.8 billion	0	0	19	(3)	6.5 billion(3)
Neil Stone	7	785.8 million	0	0	61	(3)	12.5 billion(3)

(1)  Of these other accounts, 15 accounts with total assets of approximately $766.1 million had performance-based fees.

(2)  Of these other accounts, four accounts with total assets of approximately $2.0 billion had performance-based fees.

(3)  Of these other accounts, one account with total assets of approximately $734.2 million had performance-based fees.

(4)  Of these other accounts, three accounts with total assets of approximately $1.6 billion had performance-based fees.

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser and/or Sub-Advisers may receive fees from certain accounts that are higher than the fee it receives from the Portfolios, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Portfolios. In addition, a conflict of interest could exist to the extent the Adviser and/or Sub-Advisers have proprietary investments in certain accounts, where portfolio

51

managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser's and/or Sub-Advisers' employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser and/or Sub-Advisers manage accounts that engage in short sales of securities of the type in which the Portfolios invest, the Adviser and/or Sub-Advisers could be seen as harming the performance of the Portfolios for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser and/or Sub-Advisers have adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser and/or Sub-Advisers.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

• Cash Bonus.

• Morgan Stanley's Long Term Incentive Compensation awards—a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions. All long-term incentive compensation awards are subject to clawback provisions where awards can be cancelled if an employee takes any action, or omits to take any action, which causes a restatement of Morgan Stanley's consolidated financial results, or constitutes a violation of Morgan Stanley's risk policies and standards.

• Investment Management Alignment Plan (IMAP) awards—a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser and/or Sub-Advisers or their affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Portfolios. In addition to the clawbacks listed above for long-term incentive compensation awards, the provision on IMAP awards is further strengthened such that it may also be triggered if an employee's actions cause substantial financial loss on a trading strategy, investment, commitment or other holding provided that previous gains on those positions were relevant to the employees' prior year compensation decisions.

• Voluntary Deferred Compensation Plans—voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, which may include funds advised by the Adviser and/or Sub-Advisers or their affiliates.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors may include:

• Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

• The investment performance of the funds/accounts managed by the portfolio manager.

• Contribution to the business objectives of the Adviser and/or Sub-Advisers.

• The dollar amount of assets managed by the portfolio manager.

• Market compensation survey research by independent third parties.

• Other qualitative factors, such as contributions to client objectives.

52

• Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Securities Ownership of Portfolio Managers

As of December 31, 2011 (unless otherwise noted), the dollar range of securities beneficially owned by each portfolio manager in the Portfolio is shown below:

Aggressive Equity

Sam G. Chainani	none*
David S. Cohen	none*
Dennis P. Lynch	none*
Armistead B. Nash	none*
Alexander T. Norton	none*
Jason C. Yeung	none*

Multi Cap Growth

Sam G. Chainani	none*
David S. Cohen	none*
Dennis P. Lynch	none*
Armistead B. Nash	none*
Alexander T. Norton	none*
Jason C. Yeung	none*

European Equity

Riccardo Bindi	none*
Jonathan Day	none*
Matthew Leeman	none*
Jaymeen Patel	none*

Global Infrastructure

Theodore R. Bigman	none*
Matthew King	none*

Income Plus

Joseph Mehlman	none
Christian G. Roth	none
Karen Toll	none

Limited Duration

Joseph Mehlman	none*
Jaidip Singh	none*
Neil Stone	none

Strategist

Mark A. Bavoso	none*
Jaidip Singh	none
Neil Stone	none

*  Not included in the table above, the portfolio manager has made investments in one or more other mutual funds managed by the same portfolio management team pursuant to a similar strategy.

G. Codes of Ethics

The Fund, the Adviser, the Sub-Advisers and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a preclearance requirement with respect to personal securities transactions.

H. Proxy Voting Policy and Proxy Voting Record

The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Trustees have delegated the responsibility to vote such proxies to MSIM.

53

A copy of MSIM's Proxy Voting Policy ("Proxy Policy") is attached hereto as Appendix A. In addition, a copy of the Proxy Policy, as well as the Fund's most recent proxy voting record for the 12-month period ended June 30, as filed with the SEC, are available without charge on our web site at www.morganstanley.com/im. The Fund's proxy voting record is also available without charge on the SEC's web site at www.sec.gov.

I. Revenue Sharing

The Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Portfolios, to insurance companies or their affiliates, broker-dealers and/or other financial intermediaries ("Intermediaries"), in connection with the sale, distribution, marketing and retention of Portfolio shares and/or shareholder servicing of shares of the Portfolios. For example, the Adviser or the Distributor may pay additional compensation to Intermediaries for, among other things, promoting the sale and distribution of Portfolio shares, furnishing marketing support, maintaining share balances, and/or for sub-accounting, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees or shareholder service fees that may be payable by the Distributor. The additional payments may be based on various factors, including net sales or some specified minimum sales or some other similar criteria related to sales of a Portfolio, amount of assets invested by the Intermediary's customers, a Portfolio's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Adviser and/or Distributor. The amount of these payments may be different for different Intermediaries.

Currently, these payments, which are made in accordance with the applicable compensation structure for each Intermediary, include an ongoing annual fee in an amount up to 0.10% of the average daily NAV of shares of each Portfolio held in the applicable accounts.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Intermediaries may provide Intermediaries and/or their financial advisers or other salespersons with an incentive to favor sales of shares of the Portfolios over other investment options with respect to which the Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of a Portfolio or the amount that a Portfolio receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio shares and should review carefully any disclosure provided by an Intermediary as to its compensation.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES

A. Brokerage Transactions

Subject to the general supervision of the Trustees, the Adviser and for the European Equity Portfolio and Global Infrastructure Portfolio, the Sub-Advisers, are responsible for decisions to buy and sell securities for each Portfolio, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. Certain securities (e.g., certain money market instruments) are purchased directly from an issuer, in which case no commissions or discounts are paid.

54

During the fiscal years ended December 31, 2009, 2010 and 2011, the following Portfolios paid brokerage commissions as follows:

Name of Portfolio:	Brokerage commissions paid for fiscal year ended 12/31/09	Brokerage commissions paid for fiscal year ended 12/31/10	Brokerage commissions paid for fiscal year ended 12/31/11
Money Market	$0	$0	$0
Limited Duration	8,736	5,930	2,419
Income Plus	26,381	23,024	17,923
Global Infrastructure	331,801	213,759	71,838
European Equity	46,907	49,936	23,083
Multi Cap Growth	123,066	130,896	124,298
Aggressive Equity	13,421	15,422	14,985
Strategist	277,684	292,411	407,300

B. Commissions

Pursuant to an order issued by the SEC, the Fund is permitted to engage in principal transactions involving money market instruments, subject to certain conditions, with Morgan Stanley & Co., a broker-dealer affiliated with the Fund's Adviser.

During the fiscal years ended December 31, 2009 and December 31, 2010, the Money Market Portfolio effected principal transactions with Morgan Stanley & Co. During the fiscal year ended December 31, 2011, the Fund did not effect any principal transactions with Morgan Stanley & Co.

Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley & Co., Citigroup, Inc. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Portfolios, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Adviser by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

During the fiscal years ended December 31, 2009 and 2010, the following Portfolios paid brokerage commissions to Morgan Stanley & Co. and/or its affiliated broker-dealers as follows:

	Brokerage commissions paid to Morgan Stanley & Co. and/or its affiliated broker-dealers for fiscal year ended
Name of Portfolio:	12/31/09	12/31/10
Money Market	$0	$0
Limited Duration	0	0
Income Plus	0	0
Global Infrastructure	8,733	344
European Equity	0	433
Multi Cap Growth	16,169	2,876
Aggressive Equity	1,587	339
Strategist	43,321	34,827

55

During the fiscal year ended December 31, 2011, the following Portfolios paid brokerage commissions to Morgan Stanley & Co. and/or its affiliated broker-dealers as follows:

Name of Portfolio:	Brokerage commissions paid to Morgan Stanley & Co. and/or its affiliated broker-dealers for fiscal year ended 12/31/11	Percentage of aggregate brokerage commissions for fiscal year ended 12/31/11	Percentage of aggregate dollar amount of executed trades on which brokerage commissions were paid for fiscal year ended 12/31/11
Money Market	$0	0%	0%
Limited Duration	0	0%	0%
Income Plus	0	0%	0%
Global Infrastructure	246	0.34%	0.23%
European Equity	0	0%	0%
Multi Cap Growth	5,619	4.52%	3.53%
Aggressive Equity	579	3.86%	3.06%
Strategist	245,802	60.35%	50.23%

During the period June 1, 2009 to December 31, 2009 and the fiscal year ended December 31, 2010, the following Portfolios paid brokerage commissions to Citigroup, Inc. and/or its affiliated broker-dealers as follows:

	Brokerage commissions paid to Citigroup, Inc. and/or its affiliated broker-dealers
Name of Portfolio:	for the period 06/01/09 to 12/31/09	for the year ended 12/31/10
Money Market	$0	$0
Limited Duration	0	0
Income Plus	0	0
Global Infrastructure	58	65
European Equity	372	846
Multi Cap Growth	0	1,098
Aggressive Equity	0	132
Strategist	5,140	717

During the fiscal year ended December 31, 2011, the following Portfolios paid brokerage commissions to Citigroup, Inc. and/or its affiliated broker-dealers as follows:

Name of Portfolio:	Brokerage commissions paid to Citigroup, Inc. and/or its affiliated broker-dealers for the year ended 12/31/11	Percentage of aggregate brokerage commissions for the year ended 12/31/11	Percentage of aggregate dollar amount of executed trades on which brokerage commissions were paid for the year ended 12/31/11
Money Market	$0	0%	0%
Limited Duration	0	0%	0%
Income Plus	0	0%	0%
Global Infrastructure	9,358	13.03%	7.49%
European Equity	721	3.12%	5.40%
Multi Cap Growth	365	0.29%	0.14%
Aggressive Equity	14	0.09%	0.04%
Strategist	0	0%	0%

C. Brokerage Selection

The policy of the Fund regarding purchases and sales of securities for the Portfolios is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. The Adviser (and, if applicable, the Sub-Advisers) are prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of investment companies for which it acts as investment adviser (and, if applicable, Sub-Advisers). Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment (or, if applicable, the

56

Sub-Advisers) from obtaining a high quality of brokerage and research services. The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

In seeking to implement each Portfolio's policies, the Adviser and/or Sub-Advisers effect transactions with those broker-dealers that the Adviser and/or Sub-Advisers believe provide prompt execution of orders in an effective manner at the most favorable prices. The Adviser and/or Sub-Advisers may place portfolio transactions with those broker-dealers that also furnish research and other services to the Fund or the Adviser and/or Sub-Advisers. Services provided may include certain research services (as described below) as well as effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

The Adviser and its affiliated investment advisers have established commission sharing arrangements under a commission management program (the "Commission Management Program" or "CMP"), pursuant to which execution and research costs or a portion of those costs are decoupled in accordance with applicable laws, rules and regulations. Under the CMP, the Adviser and its affiliated investment advisers select approved equity brokers (which include the Adviser's affiliates) for execution services, and after accumulation of commissions at such brokers, the Adviser and/or its affiliates instruct these approved equity brokers to pay for eligible research provided by executing brokers or third-party research providers, which are selected independently by a Research Services Committee of the Adviser and its affiliated investment advisers. Generally, the Adviser and its affiliated investment advisers will direct the approved equity broker to record research credits based upon a previously agreed-upon allocation and will periodically instruct the approved equity broker to direct specified dollar amounts from that pool to pay for eligible research services provided by third-party research providers and executing brokers. The research credits are pooled among the Adviser and its affiliated investment advisers and allocated on behalf of both the Adviser and its affiliated investment advisers. Likewise, the research services obtained under the CMP are shared among the Adviser and its affiliated investment advisers.

Selection of approved equity brokers for execution is based on three main criteria: access to liquidity, provision of capital and quality of execution. Under the CMP, each approved equity broker is responsible for the payment of fees for research services and obtains the research services pursuant to written agreements between the approved equity broker and the third-party research provider.

For those costs not decoupled, but retained by broker-dealers, the Adviser also effects transactions with brokers which directly pay for research services provided by those brokers in accordance with Section 28(e) of the Exchange Act. Such transactions include equity transactions and may include fixed-income transactions effected on an agency basis.

Transactions involving client accounts managed by two or more affiliated investment advisers may be aggregated and executed using the services of broker-dealers that provide third party benefits/research so long as: (i) all client accounts involved in the transaction benefit from one or more of the services offered by such broker-dealer; and (ii) each affiliated investment adviser has approved the use of such broker-dealer and the services provided thereby.

The research services received include those of the nature described above and other services which aid the Adviser in fulfilling its investment decision making responsibilities, including (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Where a particular item has both research and non-research related uses (such as proxy services where both research services and services relating to the administration of the proxy itself are provided), the Adviser will make a reasonable allocation of the cost of the item between research and non-research uses and will only pay for the portion of the cost allocated to research uses with client brokerage transactions. Research services furnished or paid for by brokers through whom the Adviser effects transactions for a particular account may be used by the Adviser or its affiliated investment advisers in servicing their other accounts, and not all such services may be used for the benefit of the client which pays the brokerage commission that results in the receipt of

57

such research services. Commissions paid to brokers providing research services may be higher than those charged by brokers not providing such services.

The Adviser and its affiliated investment advisers make a good faith determination of the value of research services in accordance with Section 28(e) of the Exchange Act, UK Financial Services Authority Rules and other relevant regulatory requirements.

Certain investment professionals and other employees of the Adviser are also officers of affiliated investment advisers and may provide investment advisory services to clients of such affiliated investment advisers. The Adviser's personnel also provide research and trading support to personnel of certain affiliated investment advisers. Research related costs may be shared by affiliated investment advisers and may benefit the clients of such affiliated investment advisers. Research services that benefit the Adviser may be received in connection with commissions generated by clients of its affiliated investment advisers. Similarly, research services received in connection with commissions generated by the Adviser's clients may benefit affiliated investment advisers and their clients. Moreover, research services provided by broker-dealers through which the Adviser effects transactions for a particular account may be used by the Adviser and/or an affiliated investment adviser in servicing its other accounts and not all such research services may be used for the benefit of the particular client, which pays the brokerage commission giving rise to the receipt of such research services.

The Adviser, the Sub-Advisers and certain of their affiliates currently serve as investment advisers to a number of clients, including other investment companies, and may in the future act as investment advisers to others. It is the practice of the Adviser, the Sub-Advisers (if applicable) and their affiliates to cause purchase and sale transactions (including transactions in certain initial and secondary public offerings) to be allocated among the Portfolios and clients whose assets they manage in such manner as they deem equitable. In making such allocations among the Portfolios and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios and other client accounts. The Adviser, the Sub-Advisers and their affiliates may operate one or more order placement facilities, and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. Regular Broker-Dealers

During the fiscal year ended December 31, 2011, the Portfolios purchased securities issued by the following issuers, which issuers were among the ten brokers or ten dealers that executed transactions for or with the Fund or the Portfolio in the largest dollar amounts during the period:

Name of Portfolio:	Issuer
Money Market	Bank of Nova Scotia Barclays Capital Group BNP Paribas SA Credit Agricole Securities Credit Suisse Group AG ING Financial Markets LLC JP Morgan Securities LLC Merrill Lynch & Co. TD Securities Inc.
Limited Duration	Goldman Sachs & Co. Bank of America Securities LLC JP Morgan Securities LLC BNP Paribas SA Wells Fargo & Company
Income Plus	Barclays Capital Group BNP Paribas SA
Global Infrastructure	None
European Equity	HSBC Holdings PLC
58

Name of Portfolio:	Issuer
Multi Cap Growth	None
Aggressive Equity	None
Strategist	Bank of America Securities LLC Barclays Capital Group Goldman Sachs & Co. Credit Suisse Group AG Merrill Lynch & Co. UBS Financial Services, Inc.

At December 31, 2011, the Portfolios held securities issued by such brokers or dealers with the following market values:

Name of Portfolio:	Issuer	Market Value at 12/31/11
Money Market	Barclays Capital Group	$4,000,000
	ING Financial Markets LLC	4,999,896
Limited Duration	Goldman Sachs & Co.	$411,030
	Bank of America Securities LLC	574,654
	JP Morgan Securities LLC	135,773
	BNP Paribas SA	300,435
	Wells Fargo & Company	491,652
Income Plus	Barclays Capital Group	$1,485,903
	BNP Paribas SA	520,676
European Equity	HSBC Holdings PLC	$2,004,023
Strategist	Bank of America Securities LLC	$157,159
	Barclays Capital Group	194,294
	Goldman Sachs & Co.	337,366
	Credit Suisse Group AG	251,407
	Merrill Lynch & Co.	222,116
	UBS Financial Services, Inc.	103,744

VII. CAPITAL STOCK AND OTHER SECURITIES

The shareholders of each Portfolio are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund's shares of beneficial interest are divided currently into eight Portfolios. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class (if any) or any other matter in which the interests of one Class differ from the interests of the other Class.

The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional Portfolios (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any Portfolio. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus for each Portfolio.

The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communication with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

59

Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

Shareholders have the right to vote on the election of Trustees of the Fund and on any and all matters on which by law or the provisions of the Fund's By-Laws they may be entitled to vote. To the extent required by law, insurance companies, which are the only shareholders of the Fund, will vote the shares of the Fund held in each Account established to fund the benefits under either a flexible premium deferred variable annuity Contract or a flexible premium variable life insurance Contract in accordance with instructions from the owners of such Contracts. Shares of each Portfolio will be voted by the insurance company investing in such Portfolio based on instructions received from the contract holders having a voting interest in the underlying account. Shares for which timely instructions are not received generally will be voted by the insurance company in the same proportion as shares for which instructions have been timely received. Therefore, as a result of this proportional voting, the vote of a small number of contract holders could determine the outcome of a proposal subject to a shareholder vote.

The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

Shareholders of all Portfolios vote for a single set of Trustees. On any matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. On matters relating to all the Portfolios, but affecting the Portfolios differently, separate votes by each Portfolio are required. Approval of an Investment Advisory Agreement and a change in fundamental policy would be regarded as matters requiring separate voting by each Portfolio.

With respect to the submission to shareholder vote of a matter requiring separate voting by each Portfolio, the matter shall have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Portfolio; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES

A. Purchase/Redemption of Shares

Information concerning how Portfolio shares are offered (and how they are redeemed) is provided in each of the Fund's Class X and Class Y Prospectuses.

B. Offering Price

The price of each Portfolio share, called "net asset value," is based on the value of the Portfolio's securities. Net asset value per share of each of Class X and Class Y shares is calculated by dividing the value of the portion of each Portfolio's securities and other assets attributable to each Class, respectively, less the liabilities attributable to each Class, respectively, by the number of shares of the Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

The Money Market Portfolio, however, utilizes the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of its shares. The Money Market Portfolio utilizes this method in valuing its portfolio securities even though the portfolio securities may increase or decrease in market value, generally in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost at the time of purchase adjusted by a constant

60

amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Portfolio would receive if it sold the investment. During such periods, the yield to investors in the Money Market Portfolio may differ somewhat from that obtained in a similar company which uses mark-to-market values for all of its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Money Market Portfolio would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.

The use of the amortized cost method to value the portfolio securities of the Money Market Portfolio and the maintenance of the per share net asset value of $1.00 is permitted pursuant to Rule 2a-7 of the Investment Company Act (the "Rule") and is conditioned on its compliance with various conditions contained in the Rule including: (a) the Trustees are obligated, as a particular responsibility within the overall duty of care owed to the Portfolio's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share; (b) the procedures include (i) calculation, at such intervals as the Trustees determine are appropriate and as are reasonable in light of current market conditions, of the deviation, if any, between net asset value per share using amortized cost to value portfolio securities and net asset value per share based upon available market quotations with respect to such portfolio securities; (ii) periodic review by the Trustees of the amount of deviation as well as methods used to calculate it; and (iii) maintenance of written records of the procedures, and the Trustees' considerations made pursuant to them and any actions taken upon such consideration; (c) the Trustees should consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two methods of valuation; and (d) the Trustees should take such action as they deem appropriate (such as shortening the average portfolio maturity, realizing gains or losses, withholding dividends or, as provided by the Declaration of Trust, reducing the number of outstanding shares of the Money Market Portfolio) to eliminate or reduce to the extent reasonably practicable material dilution or other unfair results to investors or existing shareholders which might arise from differences between the two methods of valuation. Any reduction of outstanding shares will be effected by having each shareholder proportionately contribute to the Money Market Portfolio's capital the necessary shares that represent the amount of excess upon such determination. Each Contract Owner will be deemed to have agreed to such contribution in these circumstances by allocating investment under his or her Contract to the Money Market Portfolio.

Generally, for purposes of the procedures adopted under the Rule, the maturity of a portfolio security is deemed to be the period remaining (calculated from the trade date or such other date on which the Money Market Portfolio's interest in the instrument is subject to market action) until the date on which in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

A variable rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. A floating rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

An "NRSRO" is a nationally recognized statistical rating organization. At the time the Money Market Portfolio acquires its investments, they will be rated (or issued by an issuer that is rated with respect to a comparable class of short-term debt obligations) (i) in one of the two highest rating categories for short-term debt obligations assigned by at least two NRSROs; or (ii) if only one NRSRO has issued a rating with respect to such security or issuer at the time a fund purchases or rolls over the security, that NRSRO (the "Requisite NRSROs").

An Eligible Security is generally defined in the Rule to mean (i) a security with a remaining maturity of 397 calendar days or less that has received a short-term rating (or that has been issued by an issuer that has received a short-term rating with respect to a class of debt obligations, or any debt obligation within that class, that is comparable in priority and security with the security) by the Requisite NRSROs in one of the two highest short-term rating categories (within which there may be sub-categories or gradations indicating relative standing); or (ii) a security: (a) that at the time of issuance had a remaining maturity of more than 397 calendar days but that has a remaining maturity of 397 calendar days or less;

61

and (b) whose issuer has received from the Requisite NRSROs a rating with respect to a class of debt obligations (or any debt obligations within that class) that is now comparable in priority and security with the security, in one of the two highest short-term rating categories (within which there may be subcategories or gradations indicating relative standing); or (iii) an unrated security that is of comparable quality to a security meeting the requirements of (i) or (ii) above, as determined by the Trustees. The Money Market Portfolio will limit its investments to securities that meet the requirements for Eligible Securities.

As permitted by the Rule, the Board has delegated to the Fund's Adviser, subject to the Board's oversight pursuant to guidelines and procedures adopted by the Board, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

Also, as required by the Rule, the Money Market Portfolio will limit its investments in securities, other than Government securities, so that, at the time of purchase: (a) except as further limited in (b) below with regard to certain securities, no more than 5% of its total assets will be invested in the securities of any one issuer; and (b) with respect to Eligible Securities that have received a rating in less than the highest category by an NRSRO, or that have been determined to be of comparable quality: (i) no more than 3% in the aggregate of the Money Market Portfolio's total assets in all such securities, (ii) no more than 0.5% of total assets in the securities of any one issuer, and (iii) the remaining maturity of any such securities must be 45 days or less.

The presence of a line of credit or other credit facility offered by a bank or other financial institution, which guarantees the payment obligation of the issuer, in the event of a default in the payment of principal or interest of an obligation, may be taken into account in determining whether an investment is an Eligible Security, provided that the guarantee itself is an Eligible Security.

The Rule further requires that the Money Market Portfolio limit its investments to U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are Eligible Securities. The Rule also requires the Money Market Portfolio to maintain a dollar-weighted average portfolio maturity (not more than 60 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 60 days, the Portfolio will invest its available cash in such a manner as to reduce such maturity to 60 days or less as soon as is reasonably practicable.

In the unlikely event that the Fund's Board of Trustees are to determine pursuant to Rule 2a-7 that the extent of the deviation between the Money Market Portfolio's amortized cost per share and its market-based net asset value per share may result in material dilution or other unfair results to shareholders, the Board will cause the Portfolio to take such action as it deems appropriate to eliminate or reduce to the extent practicable such dilution or unfair results, including, but not limited to, considering suspending redemption of shares and liquidating the Portfolio under Rule 22e-3 under the Investment Company Act.

If the Trustees determine that it is no longer in the best interests of the Money Market Portfolio and its shareholders to maintain a stable price of $1.00 per share or if the Trustees believe that maintaining such price no longer reflects a market-based net asset value per share, the Board has the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Fund will notify shareholders of the Portfolio of any such change.

In the calculation of a Portfolio's net asset value (other than the Money Market Portfolio): (1) an equity portfolio security listed or traded on the NYSE or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which OTC market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the closing price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Adviser (or if applicable, the Sub-Advisers) that the sale price, the bid price or the mean

62

between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such price does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

Certain of the Portfolios' securities (other than securities of the Money Market Portfolio) may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of a Portfolio's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of a Portfolio's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE PORTFOLIOS AND SHAREHOLDERS

The following is only a summary of certain federal income and excise tax considerations generally affecting the Portfolios and their shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

The following general discussion of certain federal income and excise tax consequences is based on the Code, and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Portfolio within the Fund is generally treated as a separate corporation for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Portfolio separately, rather than to the Fund as a whole.

Federal Income Tax Treatment of Shareholders

Shares of the Portfolios will be purchased by life insurance companies for their separate accounts under variable annuity contracts and variable life insurance policies and by other entities under qualified pension and retirement plans. Under the provisions of the Code currently in effect, net income and net realized capital gains of Portfolios of the Fund are not currently taxable when distributed to and left to accumulate within a variable annuity contract or variable life insurance policy or under a qualified pension or retirement plan.

63

Section 817(h) of the Code provides that the investments of a separate account underlying a variable insurance contract (or the investments of a mutual fund, the shares of which are owned by the variable separate account) must be "adequately diversified" in order for the contract to be treated as an annuity or as life insurance for federal income tax purposes. The Treasury Department has issued regulations explaining these diversification requirements. Each Portfolio intends to continue to comply with such requirements.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of the company's variable annuity contracts or variable life insurance policies, refer to the life insurance company's variable annuity contract or variable life insurance policy prospectus.

Qualification as a Regulated Investment Company

The Fund intends that each of its Portfolios qualify and elect to be treated for each taxable year as a regulated investment company ("RIC") under Subchapter M of the Code. Qualification as a regulated investment company requires, among other things, that (a) at least 90% of the Fund's annual gross income be derived from interest, dividends, payments with respect to certain securities loans, gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), in two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or business or related trades or businesses. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% gross income requirement described above. Net income derived from an interest in a "qualified publicly traded partnership," as defined in the Code, will be treated as qualifying income for purposes of the 90% gross income requirement. For the purposes of the diversification requirements in clause (ii) above, the outstanding voting securities of any issuer includes the equity securities of a qualified publicly traded partnership. In addition, no more than 25% of the value of a regulated investment company's total assets may be invested in the securities of one or more qualified publicly traded partnerships.

For purposes of the 90% of gross income requirement described above, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a Portfolio's business of investing in stock or securities. While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of a Portfolio's foreign currency gains as non-qualifying income. For purposes of the diversification requirement described above, a Portfolio will not be treated as in violation of such requirement as a result of a discrepancy between the value of its various investments and the diversification percentages described above, unless such discrepancy exists immediately following the acquisition of any security or other property and is wholly or partly the result of such acquisition. Moreover, even in the event of noncompliance with the diversification requirement as of the end of any given quarter, a Portfolio is permitted to cure the violation by eliminating the discrepancy causing such noncompliance within a period of 30 days from the close of the relevant quarter.

In addition to the requirements described above, in order to qualify as a RIC, each Portfolio must distribute at least 90% of each Portfolio's net investment company taxable income (that generally includes dividends, taxable interest, currency gains, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax-exempt interest income, if any, to shareholders (the "Distribution Requirement"). If a Portfolio meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or net realized capital gains that it distributes to shareholders.

64

Although each Portfolio intends to distribute all or substantially all of its net investment income and may distribute its net realized capital gains for any taxable year, a Portfolio will be subject to federal income taxation to the extent any such income or gains are not distributed.

Some of the Portfolios may make investments that cause the Portfolios to recognize income or gain prior to receiving cash with respect to such investments. For example, in the event that the Portfolios invest in securities (such as STRIPS) that bear "original issue discount" or "acquisition discount" (collectively, "OID Securities"), they will be deemed to have received interest income even though no cash payments have been received. Accordingly, such investments may not produce sufficient current cash receipts to match the amount of net investment income a Portfolio must distribute to satisfy the Distribution Requirement. In some cases, a Portfolio may have to borrow money or dispose of other investments in order to make sufficient cash distributions to satisfy the Distribution Requirement.

If a Portfolio fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders.

Positions held by a Portfolio in certain regulated futures contracts and foreign currency contracts ("Section 1256 Contracts") will generally be marked-to-market (i.e., treated as though sold for fair market value) on the last business day of the Portfolio's taxable year and all gain or loss associated with such transactions (except certain currency gains covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of the Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gain into short-term capital gain or short-term capital losses into long-term capital losses within a Portfolio. The acceleration of income on Section 1256 Contracts may require a Portfolio to accrue taxable income without a corresponding receipt of cash. In order to generate enough cash to satisfy the Distribution Requirement, a Portfolio may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources. Any or all of these rules may, therefore, affect the amount, character or timing of income earned and, in turn, affect the application of the Distribution Requirement to a particular Portfolio.

Short sales engaged in by a Portfolio may reduce the holding period of property held by a Portfolio which is substantially identical to the property sold short. This rule may have the effect of converting capital gains recognized by the Portfolio from long-term to short-term as well as converting capital losses recognized by the Portfolio from short-term to long-term.

Federal Excise Tax

No Portfolio will be subject to the 4% excise tax normally imposed on RICs that do not distribute substantially all of their income and gains each calendar year, because that tax does not apply to a RIC whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity accounts and/or variable life insurance policies and certain trusts under qualified pension and retirement plans.

Certain Tax Information Reporting Considerations

Because of the nature of the rules governing how REITs report their income and the timing of REITs' issuing year-end tax information, a Portfolio that invests in REITs may need to estimate the character of distributions paid to its shareholders from REIT distributions. In addition, after the calendar year-end, REITs may recharacterize the nature of the distributions paid during that year, with the result that distributions previously identified as ordinary income are recharacterized as return of capital and/or capital gain. As a result, the composition of a Portfolio's distributions as reported initially may differ from the final composition determined after calendar year-end and reported to a Portfolio's shareholders on their year-end tax information statements.

Foreign Income Taxes

Each Portfolio that invests in foreign securities may be subject to foreign withholding taxes with respect to its dividend and interest income from foreign countries, thus reducing the net amount available for distribution to a Portfolio's shareholders. The United States has entered into tax treaties with many foreign countries that may entitle a Portfolio to a reduced rate of, or exemption from, taxes on such income.

65

It is impossible to determine the effective rate of foreign tax in advance because the amount of a Portfolio's assets to be invested within various countries is not known.

State and Local Tax Considerations

Rules of U.S. state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other U.S. state and local tax rules regarding an investment in a Portfolio.

X. UNDERWRITERS

The Portfolios' shares are offered on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. PERFORMANCE DATA

The current yield of the Money Market Portfolio for the seven days ended December 31, 2011 was 0.01% for Class X shares and 0.01% for Class Y shares. The seven day effective yield on December 31, 2011 was 0.01% for Class X shares and 0.01% for Class Y shares, assuming daily compounding.

For the 30-day period ended December 31, 2011, the yield of the Limited Duration Portfolio was 1.32% for Class X shares and 1.07% for Class Y shares; and the yield of the Income Plus Portfolio was 4.91% for Class X shares and 4.66% for Class Y shares.

The average annual total returns of the Class X and Class Y shares of each Portfolio for the one year, five year and ten year periods ended December 31, 2011 and/or for the period from the date of commencement of the Portfolio's operations or from the date the shares of the Class were first offered through December 31, 2011, if shorter or longer than any of the foregoing were as follows:

Class X Shares

Name of Portfolio:	Date of Inception	Total Return for Fiscal Year Ended December 31, 2011	Average Annual Total Return for Five Years Ended December 31, 2011	Average Annual Total Return for Ten Years Ended December 31, 2011	Average Annual Total Return for Period from Commencement of Operations through December 31, 2011
Money Market	03/09/84	0.01%	1.47%	1.76%	4.35%
Limited Duration	05/04/99	2.75%	–0.52%	1.11%	1.98%
Income Plus	03/01/87	5.01%	6.31%	5.97%	7.26%
Global Infrastructure	03/01/90	16.07%	3.51%	5.99%	7.72%
European Equity	03/01/91	–9.64%	–3.90%	2.87%	8.11%
Multi Cap Growth	03/09/84	–6.74%	5.03%	5.40%	10.71%
Aggressive Equity	05/04/99	–7.33%	3.90%	5.87%	4.83%
Strategist	03/01/87	–7.96%	–0.56%	4.28%	7.46%

66

Class Y Shares

Name of Portfolio:	Date of Inception or First Offering of Shares of the Class	Total Return for Fiscal Year Ended December 31, 2011	Average Annual Total Return for Five Years Ended December 31, 2011	Average Annual Total Return for Ten Years Ended December 31, 2011	Average Annual Total Return for Period from First Offering of Class Y Shares through December 31, 2011
Money Market	06/05/00	0.01%	1.36%	1.58%	1.97%
Limited Duration	06/05/00	2.45%	–0.74%	0.86%	1.62%
Income Plus	06/05/00	4.71%	6.05%	5.70%	6.45%
Global Infrastructure	06/05/00	15.82%	3.25%	5.73%	2.42%
European Equity	06/05/00	–9.85%	–4.13%	2.62%	–0.14%
Multi Cap Growth	06/05/00	–6.97%	4.76%	5.14%	1.26%
Aggressive Equity	06/05/00	–7.59%	3.64%	5.60%	1.59%
Strategist	06/05/00	–8.13%	–0.81%	4.02%	2.49%

The total returns of the Class X and Class Y shares of each Portfolio for the one year, five year and ten year periods ended December 31, 2011 and/or for the period from the date of commencement of the Portfolio's operations or from the date the shares of the Class were first offered through December 31, 2011, if shorter or longer than any of the foregoing were as follows:

Class X Shares

Name of Portfolio:	Date of Inception	Total Return for Fiscal Year Ended December 31, 2011	Total Return for Five Years Ended December 31, 2011	Total Return for Ten Years Ended December 31, 2011	Total Return for Period from Commencement of Operations through December 31, 2011
Money Market	03/09/84	0.01%	7.55%	19.01%	226.44%
Limited Duration	05/04/99	2.75%	–2.56%	11.67%	28.10%
Income Plus	03/01/87	5.01%	35.77%	78.53%	470.35%
Global Infrastructure	03/01/90	16.07%	18.85%	79.00%	407.4%
European Equity	03/01/91	–9.64%	–18.03%	32.71%	407.58%
Multi Cap Growth	03/09/84	–6.74%	27.80%	69.17%	1,596.43%
Aggressive Equity	05/04/99	–7.33%	21.11%	76.91%	81.65%
Strategist	03/01/87	–7.96%	–2.79%	52.07%	497.42%

Class Y Shares

Name of Portfolio:	Date of Inception or First Offering of Shares of the Class	Total Return for Fiscal Year Ended December 31, 2011	Total Return for Five Years Ended December 31, 2011	Total Return for Ten Years Ended December 31, 2011	Total Return for Period from First Offering of Class Y Shares through December 31, 2011
Money Market	06/05/00	0.01%	7.00%	16.93%	25.31%
Limited Duration	06/05/00	2.45%	–3.65%	8.96%	20.47%
Income Plus	06/05/00	4.71%	34.15%	74.13%	106.19%
Global Infrastructure	06/05/00	15.82%	17.37%	74.64%	31.94%
European Equity	06/05/00	–9.85%	–19.01%	29.48%	–1.57%
Multi Cap Growth	06/05/00	–6.97%	26.20%	65.00%	15.54%
Aggressive Equity	06/05/00	–7.59%	19.59%	72.44%	20.04%
Strategist	06/05/00	–8.13%	–4.00%	48.31%	32.86%

XII. FINANCIAL STATEMENTS

The Fund's audited financial statements for the fiscal year ended December 31, 2011, including notes thereto, and the report of Ernst & Young LLP, an independent registered public accounting firm, are herein incorporated by reference to the Fund's Annual Report to Shareholders. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this SAI.

67

On June 7, 2011, Deloitte & Touche LLP was dismissed as the independent registered public accounting firm of the Fund. The Fund, with the approval of its Board of Trustees and its Audit Committee, engaged Ernst & Young LLP as its new independent registered public accounting firm as of June 7, 2011.

XIII. FUND COUNSEL

Dechert LLP, located at 1095 Avenue of the Americas, New York, NY 10036, acts as the Fund's legal counsel.

*****

This SAI and each of the Class X and Class Y Prospectuses do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

68

Appendix A

MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited and Private Investment Partners Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

Proxy Research Services — ISS Governance Services ("ISS") and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies — Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the

A-1

procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A. Routine Matters.

We generally support routine management proposals. The following are examples of routine management proposals:

•  Approval of financial statements and auditor reports if delivered with an unqualified auditor's opinion.

•  General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•  Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors.

1.  Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board's nominees for director except as follows:

a.  We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b.  We consider withholding support from or voting against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on

A-2

stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

  i.  At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

  ii.  We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c.  Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation/remuneration, nominating/governance or audit committee.

d.  We consider withholding support or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e.  We consider withholding support from or voting against nominees if, in our view, there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance.

f.  We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g.  In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also may not support the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h.  We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i.  We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee's board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j.  We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies), although we may reference National Association of Corporate Directors guidance suggesting that public company CEOs, for example, should serve no more than two outside boards given the level of time commitment required in their primary job.

2.  Discharge of directors' duties: In markets where an annual discharge of directors' responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility

A-3

represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.  Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.  Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

5.  Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.  Proxy access: We consider on a case-by-case basis shareholder proposals on particular procedures for inclusion of shareholder nominees in company proxy statements.

7.  Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8.  Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to "declassify" the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the U.S., we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9.  Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10.  Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the U.S., we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any other evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11.  Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12.  Proposals to limit directors' liability and/or broaden indemnification of officers and directors. Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C. Statutory auditor boards.

The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company's articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require

A-4

disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D. Corporate transactions and proxy fights.

We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E. Changes in capital structure.

1.  We generally support the following:

•  Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•  U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•  U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•  Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market, we usually follow Association of British Insurers' ("ABI") guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

•  Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•  Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•  Management proposals to effect stock splits.

•  Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•  Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.  We generally oppose the following (notwithstanding management support):

•  Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•  Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders.

A-5

However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•  Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•  Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F. Takeover Defenses and Shareholder Rights.

1.  Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.  Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.  Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the rights of holders of 10% or more of shares to call special meetings, unless the board or state law has a set policy or law establishing such rights at a threshold that we believe to be acceptable.

4.  Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5.  Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6.  Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7.  Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are "bundled" and presented for a single vote.

G. Auditors.

We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

A-6

H. Executive and Director Remuneration.

1.  We generally support the following:

•  Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provision.

•  Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director's decision to resign from a board (such forfeiture can undercut director independence).

•  Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

•  Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.  We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.  In the U.S. context, shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

4.  Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company's current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.  We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs

6.  We generally support shareholder proposals for reasonable "claw-back" provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7.  Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

8.  Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including

A-7

relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

I. Social, Political and Environmental Issues.

Shareholders in the U.S. and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular corporate, social, political and environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We support proposals that, if implemented, would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J. Fund of Funds.

Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the "Committee") has overall responsibility for the Policy. The Committee, which is appointed by MSIM's Long-Only Executive Committee, consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team ("CGT"). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A. Committee Procedures

The Committee meets at least quarterly and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying "split votes" (i.e., allowing certain shares of the same issuer that are the subject of the same

A-8

proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").

A potential material conflict of interest could exist in the following situations, among others:

1.  The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.  The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.  Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.  If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.  If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.

3.  If the Research Providers' recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the CGT Director and at least two portfolio managers (preferably members of the Committee) as approved by the Committee. The CGT Director may request non-voting participation by MSIM's General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Proxy Voting Reporting

The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.

A-9

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP and Private Investment Partners Inc. ("AIP").

Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team or the Private Equity Real Estate Fund of Funds investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.  Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.  Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

Approved by Morgan Stanley Funds Board on September 27-28, 2011

A-10

APPENDIX B — DESCRIPTION OF RATINGS

I.  Excerpts from Moody's Investors Service, Inc.'s Corporate Bond Ratings:

Aaa: Judged to be of the best quality; carry the smallest degree of invest risk;

Aa: judged to be of high quality by all standards;

A: possess many favorable investment attributes and are to be considered upper medium grade obligations;

Baa: considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured;

Ba: judged to have speculative elements; their future cannot be considered well-assured;

B: assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

II.  Excerpts from Standard & Poor's Ratings Services' Corporate Bond Ratings:

AAA: Highest rating assigned for an obligation; obligor has extremely strong capacity to meet its financial commitments;

AA: obligation differs from the highest-rated obligations only in small degree; obligor's capacity to meet its financial commitment on the obligation is very strong;

A: obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories; obligor's capacity to meet its financial commitment on the obligation is still strong;

BBB: obligation exhibits adequate protection parameters; adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, and CC are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and CC the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

III.  Excerpts from Fitch, Inc.'s Corporate Bond Ratings:

AAA: Highest credit quality; denotes the lowest expectation of credit risk; assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality; denote expectations of very low credit risk; indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality; denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality; indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BB: Speculative; indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative; indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC: Default of some kind appears probable.

C: Default is imminent.

RD: Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D: Default. Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA Long-term rating category or to categories below CCC.

IV.  Excerpts from Moody's Investors Service, Inc.'s Preferred Stock Ratings:

aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a: An issue which is rated a is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless expected to be maintained at adequate levels.

baa: An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba: an issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment.

ca: An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c: This is the lowest rated class of preferred of preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers 1, 2 and 3 in each rating classification from "aa" through "b" in its preferred stock rating system. The modifier 1 indicated that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

V.  Excerpts from Standard & Poor's Ratings Services' Preferred Stock Ratings:

AAA: This is the highest rating that may be assigned by S&P's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA: A preferred stock issue rated AA also qualifies as a high quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of the changes in circumstances and economic conditions.

BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameter, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. Bb indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

CC: The rating CC is reserved for a preferred stock in arrears on dividends or sinking fund payments but that is currently paying.

C: A preferred stock rated C is a non-paying issue.

D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

Plus (+) or Minus (-): The ratings from AA for CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

VI.  Excerpts from Fitch, Inc's Preferred Stock Ratings:

AAA: These preferred stocks are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay, which is unlikely to be affected by reasonably foreseeable events.

AA: These preferred stocks are considered to be investment grade and of very high credit quality. The obligor's ability to pay is very strong, although not quite as strong as preferred stocks rated "AAA".

A: These preferred stocks are considered to be investment grade and of high credit quality. The obligor's ability to pay is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than preferred stocks with higher ratings.

BBB: These preferred stocks are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these preferred stocks, and therefore, impair timely payment. The likelihood that the ratings of these preferred stocks will fall below investment grade is higher than for preferred stocks with higher ratings.

BB: These preferred stocks are considered speculative. The obligor's ability to pay may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its dividend payment requirements.

B: These preferred stocks are considered highly speculative. While preferred in this class are currently meeting dividend payment requirements, the probability of continued timely payment reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: These preferred stocks have certain identifiable characteristics which, if not remedied, may lead to non-payment. The ability to meet obligations requires an advantageous business and economic environment.

CC: These preferred stocks are minimally protected. Non-payment seems probable over time.

C: These preferred stocks are in imminent non-payment.

DDD, DD AND D: These preferred stocks are in non-payment. Such preferred stocks are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery and D represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Voting Instruction Card and return it in the postage-paid envelope

YOU MAY RECEIVE MULTIPLE PROXY KITS IN SEPARATE ENVELOPES OR SEVERAL CARDS WITHIN ONE ENVELOPE.  IT IS IMPORTANT THAT YOU RECORD A SEPARATE VOTE FOR EACH VOTING INSTRUCTION CARD.

Please detach at perforation before mailing.

VOTING INSTRUCTION CARD	MORGAN STANLEY VARIABLE INVESTMENT SERIES	VOTING INSTRUCTION CARD
AGGRESSIVE EQUITY PORTFOLIO
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 21, 2013

[INSURANCE COMPANY NAME DROP-IN]

This Instruction Card is solicited by the above named insurance company seeking voting instructions with respect to shares of the Morgan Stanley Variable Investment Series—Aggressive Equity Portfolio (the “Acquired Fund”), for which it is the record or beneficial owner on your behalf.

The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned’s shares with respect to the Acquired Fund be cast as directed on the reverse side at the Special Meeting of Shareholders to be held at 522 Fifth Avenue, 3rd Floor, New York, New York 10036 in Conference Room A, on February 21, 2013 at 9:00 a.m., New York Time, and at any adjournment or postponement thereof (the “Meeting”).  The undersigned, by completing this Instruction Card, does hereby authorize the above named insurance company to exercise its discretion in voting upon such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Voting Instruction Card, when properly executed, will be voted in the manner directed herein by the undersigned.  If no direction is made, the votes attributable to this Voting Instruction Card will be voted FOR the proposal listed on the reverse side.  Shares of the Acquired Fund for which no instructions are received will be voted by in the same proportion as votes for which instructions are received for the Acquired Fund.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name appears on this voting instruction card.  All joint owners should sign.  When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such.  If a corporation, please sign in full corporate name and indicate the signer’s office or position held.  If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	AEP_24139_VI_103112

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on February 21, 2013.

The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/mor-24139

Please detach at perforation before mailing.

THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:

☐ To vote in accordance with the Board recommendations mark this box. No other vote is necessary.

		FOR	AGAINST	ABSTAIN
1.

To consider and vote upon a proposal to approve the actions and transactions described in that certain Agreement and Plan of Reorganization, dated September 28, 2012, between Morgan Stanley Variable Investment Series (the “Trust”), on behalf of the Aggressive Equity Portfolio (the “Acquired Fund”), and the Trust, on behalf of the Multi Cap Growth Portfolio (the “Acquiring Fund”), pursuant to which substantially all of the assets and liabilities of the Acquired Fund will be transferred to the Acquiring Fund in exchange for shares of the corresponding class of the Acquiring Fund and pursuant to which the Acquired Fund will be liquidated and terminated.

		☐	☐	☐

2.	To act upon such other matters as may properly come before the Meeting.

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

AEP_24139_VI_103112